UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item1. Report to Shareholders

PennMutual

Annual Reports
December 31, 2012

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks, which began the year with one of the strongest first quarters in over ten years, ended on a rather muted note in the final quarter of the year. Despite this lackluster finish, equities turned in respectable 2012 results. Uncertainty surrounding the November U.S. elections, the impending fiscal cliff, and continued concerns over a global economic slowdown exerted considerable influence over the risk markets in the fourth quarter. From a sector perspective, defensive sectors such as Utilities and Consumer Staples experienced relatively weaker returns in the final quarter and for the full year in comparison to the Financials, Consumer Discretionary, and Telecommunication sectors which all experienced significant gains over the 12-month period ending December 31, 2012. The Energy sector, which underperformed most all other sectors on a relative basis, experienced a modest gain of 4.60 percent return for the full year due mainly to the drop in both oil and natural gas prices. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 0.10 percent in the fourth quarter and 16.06 percent for the full 12-month period.

On a relative basis, mid capitalization stocks provided somewhat higher returns than did small and large capitalization stocks. Mid capitalization stocks, as measured by the Russell Midcap Index, returned an impressive 17.28 percent, while small capitalization stocks, as measured by the Russell 2000 Index, returned 16.35 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 16.42 percent for the full year. From a style perspective, value stocks outperformed growth stocks across all market capitalizations. Some of the relative outperformance within value stocks can be attributed to the relatively strong performance within the Financials sector. Lastly, one of the best performing domestic equity asset classes for the full year was Real Estate Investment Trusts (REITs) as measured by the FTSE NAREIT Equity REIT Index’s return of 18.06 percent. REITs also have the distinct honor of having the best relative performance over the last three-, five- and ten-year periods, 17.83 percent, 5.45 percent and 11.63 percent, respectively.

International markets, both developed and emerging, ended 2012 slightly ahead of U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned 17.90 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 18.63 percent. Worthy of note is that fact that much of this performance came in the second half of the year with the fourth quarter being quite impressive. However, the stock market performance did not reflect the economic reality that Europe is in the midst of a recession that keeps getting deeper. Even if the recession is mild for the region as a whole, the ensuing recovery is likely to be thoroughly lackluster. From an emerging markets standpoint, stocks rose in the final quarter of 2012 as risk sentiment improved after central banks in Europe and U.S. separately announced unprecedented accommodative policies. This compelled investors to buy riskier but possibly higher-yielding assets such as emerging markets stocks.

Investment-grade fixed-income securities, while enjoying positive returns for 2012, underperformed high yield bonds by a sizeable margin. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned 4.21 percent for the full year. The Credit Suisse First Boston High Yield Bond Index, which began the year with a strong advance, returned an impressive 14.71 percent in 2012. With most low-risk assets continuing to offer negligible current income, investors sought higher-risk, higher-yielding issues. In addition to the strong investor demand, high yield bonds were boosted by the general good financial health of many U.S. corporations. The U.S. Federal Reserve remains committed to an accommodative policy as do many major global central banks. This has short-term Treasury bill rates close to zero and the 10-year Treasury note ending the year with a yield of just 1.76 percent.

Once again, we thank you for the privilege of serving your financial needs. We hope you’ll work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.61% for the twelve-month period ending December 31, 2012, compared to the 1.26% return for its benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Index for the same time period.

Continued sluggish growth, uncertainty surrounding the November U.S. elections, the impending Fiscal Cliff, and continued concerns over a global economic slowdown exerted considerable influence over credit markets during the latter part of 2012. In the back half of the fourth quarter, the uncertainty of the fiscal cliff controlled the financial news. Yet another partisan fight took place at year-end with the two parties disagreeing about how to address the fiscal cliff — a combination of tax increases and spending cuts that would severely impair growth. Similar to its 2011 debacle with the debt ceiling, the Administration and Congress were unable to come to agreement in advance and took the issue down to the wire. In the end, the politicians from both sides of the aisle once again postponed many issues as the final deal fell far short of the grand bargain that many had hoped for, leaving some important fiscal issues unsettled. For example, there was no major entitlement or spending reform in the legislation. In addition, the agreement did not extend the debt ceiling. These issues must be addressed within the next few months and will undoubtedly cause more uncertainty that the markets must endure. In our view, the ability of equities and riskier fixed income instruments to advance further in 2013 and beyond requires improving fundamentals from an expanding economy and corporate profits. The investment environment will remain challenging, requiring successful investors to skillfully manage both risk and return.

Following their scheduled monetary policy meeting on December 11-12, the Fed announced that it would begin purchasing $45 billion in Treasury bonds every month starting in 2013 and surprised most observers by setting specific targets for the unemployment rate and inflation (6.5% and 2.5%, respectively) before it would begin raising short-term interest rates. This is in addition to the $40 billion a month in mortgage-backed securities that it already buys as part of its quantitative easing (QE). Over the past four years, the Federal Reserve has boosted its balance sheet by over $2 trillion with these purchases, with each program initiating a spirited rally in risk markets even though growth remains sluggish. This latest program doubles that pace of balance sheet expansion as diminishing returns to growth and the markets is seen.

As anticipated, the Fund’s more conservative, lower credit risk approach, that has historically met total return performance goals without exposing the investor to undue default risk, was a headwind during the year against peers assuming greater risk. In this current deleveraging economic environment, we expect credit and default risk will be greater than most of our peers think. Consequently, we will continue to pursue what we consider a prudent profile towards credit risk and our relative ranking will fluctuate heavily toward whether default premiums rise or fall. Despite weak economic growth in the fourth quarter, with initial estimates for Gross Domestic Product (GDP) at negative 0.1%, risk premiums moved lower during the quarter as the market celebrated the increasingly aggressive Federal Reserve stance. The third and fourth quarters of the year saw the highest risk sectors outperform, such as lower quality banks and insurance companies. As noted earlier, the outperformance of these higher credit risk sectors coupled with our underweight in relation to the Index was a headwind for the Fund’s performance. We are maintaining a portfolio that bides time until the suppressed level of compensation for risk normalizes. We would expect to add risk opportunistically or make a more definitive stand on interest rate exposure during periods to market volatility. But for now the Fund remains high quality and defensively positioned with duration approximately even with the Index.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2002 would have grown to $13,498. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Government Credit 1-3 Year Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Government Credit 1-3 Year Bond Index on December 31, 2002 would have grown to $13,604.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	0.61%	2.69%	3.05%
Barclays Capital U.S. Government/Credit 1-3 year Index	1.26%	2.88%	3.13%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
U.S. Treasury Obligations	59.6%
Corporate bonds	18.5%
Asset backed	9.8%
Agency Obligations	7.4%
Residential Mortgage Backed	3.8%
Municipal Notes	0.6%
Commercial Mortgage Backed	0.3%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 3.22% for the twelve-month period ending December 31, 2012, compared to the 4.21% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index for the same time period.

Continued sluggish growth, uncertainty surrounding the November U.S. elections, the impending Fiscal Cliff, and continued concerns over a global economic slowdown exerted considerable influence over credit markets during the latter part of 2012. In the back half of the fourth quarter, the uncertainty of the fiscal cliff controlled the financial news. Yet another partisan fight took place at year-end with the two parties disagreeing about how to address the fiscal cliff — a combination of tax increases and spending cuts that would severely impair growth. Similar to its 2011 debacle with the debt ceiling, the Administration and Congress were unable to come to agreement in advance and took the issue down to the wire. In the end, the politicians from both sides of the aisle once again postponed many issues as the final deal fell far short of the grand bargain that many had hoped for, leaving some important fiscal issues unsettled. For example, there was no major entitlement or spending reform in the legislation. In addition, the agreement did not extend the debt ceiling. These issues must be addressed within the next few months and will undoubtedly cause more uncertainty that the markets must endure. In our view, the ability of equities and riskier fixed income instruments to advance further in 2013 and beyond requires improving fundamentals from an expanding economy and corporate profits. The investment environment will remain challenging, requiring successful investors to skillfully manage both risk and return.

Following their scheduled monetary policy meeting on December 11-12, the Fed announced that it would begin purchasing $45 billion in Treasury bonds every month starting in 2013 and surprised most observers by setting specific targets for the unemployment rate and inflation (6.5% and 2.5%, respectively) before it would begin raising short-term interest rates. This is in addition to the $40 billion a month in mortgage-backed securities that it already buys as part of its quantitative easing (QE). Over the past four years, the Federal Reserve has boosted its balance sheet by over $2 trillion with these purchases, with each program initiating a spirited rally in risk markets even though growth remains sluggish. This latest program doubles that pace of balance sheet expansion as diminishing returns to growth and the markets is seen.

As anticipated, the Fund’s more conservative, lower credit risk approach, that has historically met total return performance goals without exposing the investor to undue default risk, was a headwind during the year against peers assuming greater risk. In this current deleveraging economic environment, we expect credit and default risk will be greater than most of our peers think. Consequently, we will continue to pursue what we consider a prudent profile towards credit risk and our relative ranking will fluctuate heavily toward whether default premiums rise or fall. Despite weak economic growth in the fourth quarter, with initial estimates for Gross Domestic Product (GDP) at negative 0.1%, risk premiums moved lower during the quarter as the market celebrated the increasingly aggressive Federal Reserve stance. The third and fourth quarters of the year saw the highest risk sectors outperform, such as lower quality banks and insurance companies. As noted earlier, the outperformance of these higher credit risk sectors coupled with our underweight in relation to the Index was a headwind for the Fund’s performance. We are maintaining a portfolio that bides time until the suppressed level of compensation for risk normalizes. We would expect to add risk opportunistically or make a more definitive stand on interest rate exposure during periods to market volatility. But for now the Fund remains high quality and defensively positioned with duration approximately even with the Index.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Quality Bond Fund on December 31, 2002 would have grown to $17,112. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on December 31, 2002 would have grown to $16,573.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Quality Bond Fund	3.22%	6.08%	5.52%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
U.S. Treasury Obligations	40.1%
Corporate Bonds	25.8%
Residential Mortgage Backed	23.7%
Asset Backed Securities	3.6%
Agency Obligations	2.8%
Municipal Bonds	2.2%
Commercial Mortgage Backed	1.3%
Municipal Notes	0.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 14.56% for the twelve-month period ending December 31, 2012, compared to the 14.71% return for its benchmark, the CSFB High Yield Bond Index.

An overweight position and credit selection in the financials sector, an underweight in energy, and security selection within autos helped performance relative to the Index. Conservative positioning within CCC bonds and our modest cash reserve weighed on relative results.

The below investment-grade market remained resilient throughout the year, even in the last quarter when it seemed unlikely that U.S. lawmakers would reach a deal to avert the looming fiscal cliff in December. According to J.P. Morgan, the 2012 new issuance figure of $368 billion surpassed 2010’s all-time high for a calendar year of $302 billion. New issues generally became more aggressive in the year’s second half, especially as some companies financed dividends in anticipation of tax hikes.

Credit selection within financials contributed to relative performance. Ally Financial rallied in the second quarter after receiving competing bids for its troubled mortgage unit. Furthermore, as investors searched for yield, financials outperformed the broader market.

Our modest cash reserve was a drag on relative performance. However, elevated new issue volumes provided opportunities for us to selectively put money to work.

Our conservative positioning in the CCC market weighed on relative results. However, we more than made up for this through modest out-of-benchmark allocations to common stocks, warrants, and convertible bonds. Our team would rather invest lower in the capital structure in an improving company than in traditional bonds from a fundamentally weak issuer.

A convertible bond from General Motors aided relative performance in the automotives sector. Even though Europe remained a significant headwind for General Motors, strong profitability and healthy margins in North America offset this weakness.

Our underweight allocation to energy also contributed to relative results. We significantly trimmed energy exposure earlier in 2012 based on expectations for declining commodity prices. Now we are more constructive on the sector as the natural gas supply overhang has been reduced providing a more stable outlook for natural gas prices.

The four-year bull market cycle for high yield securities produced outstanding returns. However, this rally has largely run its course and we believe the high yield market will generate coupon-like returns in 2013. Notwithstanding the limited upside potential currently offered by below investment-grade bonds, yields remain attractive relative to most other fixed income alternatives. Additionally, our team remains comfortable with the fundamentals of the asset class given that issuers have been repairing balance sheets and improving liquidity.

The net effect of refinancing in recent years has been lower financing costs and extended maturities. Because issuers have pushed debt maturities further into the future, significantly less debt is coming due over the next few years, supporting our belief that defaults will remain low. On the other hand, refinancing activity has pushed coupons to historically low levels, leaving high yield bonds more sensitive to changes in interest rates than in the past.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the High Yield Bond Fund on December 31, 2002 would have grown to $24,025. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2002 would have grown to $26,193.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
High Yield Bond Fund	14.56%	8.46%	9.16%
CSFB High Yield Bond Index	14.71%	9.53%	10.25%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Bonds
BBB/BB Rated & Above	5.7%
BB/B Rated	12.9%
BB Rated	19.1%
B/CCC Rated	8.6%
B Rated	38.5%
CCC and Below	12.0%
Not rated	1.0%
Equity securities	2.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 14.77% for the twelve-month period ending December 31, 2012, compared to its benchmarks the S&P 500 Index’s return of 16.00%.

The portfolio recorded a strong positive return for 2012. The stock segment was the best-performing asset class and our bond holdings also posted a positive return for the period. The consumer discretionary, health care, and industrials and business services sectors were absolute contributors to performance, while no sectors detracted from absolute returns.

Major U.S. stock market indexes produced solid returns in 2012, despite muted U.S. economic growth and a eurozone recession and sovereign debt crisis. Large cap domestic stocks surrendered some of their earlier gains in the fourth quarter amid uncertainty about the November elections and U.S. fiscal policy after 2012.

Our equity weight decreased slightly, although we were able to add to select names following the post-election sell-off. In addition to consumer staples companies, we also purchased select companies within the financials, industrials and business services, and utilities sectors. In general within the fixed income allocation, we took opportunities to trade out of longer-duration securities and into shorter-duration, high-quality investment-grade securities. Since last quarter, the Fund’s cash position slightly increased.

On the sector level, the consumer discretionary sector was a key contributor to performance, driven by our positions in TRW, Delphi Automotive, and Walt Disney. In health care, Thermo Fisher Scientific continued to report strong organic revenue, particularly among its pharmaceutical and biotechnology customers. The industrials and business services sector also boosted absolute performance, as shares of Ingersoll-Rand and Cooper Industries rose.

The U.S. stock market posted a strong year in 2012 on the back of improving economic data and some reduction in the prevailing uncertainty that had been plaguing markets for some time. Investors were also greeted by surprising economic metrics, such as third-quarter gross domestic product growth, October payroll growth, and September retail sales that each exceeded consensus expectations. We are encouraged by the recent strength in equities, but we remain mindful of many challenges that persist as we head into the new year, including the upcoming Congressional debate over spending reductions and the debt ceiling. We remain focused on achieving our investment objective by finding the best risk-adjusted opportunities for the Fund across the various asset classes.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2002 would have grown to $25,869. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2002 would have grown to $19,855.

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Flexibly Managed Fund	14.77%	5.26%	9.97%
S&P 500 Index	16.00%	1.66%	7.10%
Bank of America ML Corporate/Government Index	5.09%	6.05%	5.25%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Corporate bonds	16.6%
Technology	13.9%
Consumer Discretionary	13.4%
Health Care	12.7%
Financials	11.9%
Consumer Staples	10.6%
Industrials	10.5%
Energy	5.5%
Utilities	1.9%
Preferred Stocks	1.6%
Materials & Processing	1.5%
Telecommunications	0.3%
Options	–0.4%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 10.53% for the twelve-month period ending December 31, 2012, compared to its benchmarks, the S&P 500 Index’s return of 16.00% and the Barclays Capital U.S. Aggregate Bond Index’s return of 4.21% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the one-year period. The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Weighing on the fixed income allocation of the Fund was the more conservative composition of the underlying individual fixed income fund versus the broad market Index.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $13,118. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $12,169. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,154.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Balanced Fund	10.53%	6.43%
S&P 500 Index	16.00%	4.61%
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/12

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 18.75% for the twelve-month period ending December 31, 2012, compared to the 15.26% return for its benchmark, the Russell 1000 Growth Index.

The Fund delivered double-digit positive returns, outperforming its benchmark, the Russell 1000 Growth Index for the 12-month period. Overall, stock selection was the main reason for relative outperformance, but group weightings also helped. Information technology, telecommunication services, and consumer staples were the leading relative outperformers. Industrials and business services and health care were the leading detractors.

Information technology was by far the leading relative outperformer for the period, largely driven by stock selection. Apple share prices rose sharply on continued strength in demand for its products. The company saw strong sales of its iPad Mini following its October release and has recently begun selling the iPhone in China. Shares of eBay were up as a result of growth in popularity of its PayPal electronic payment service, as well as increased usage by mobile Internet users. An increase in consumer spending benefited global payment networks Visa and MasterCard. Both companies continue to benefit from consumers outside the United States who favor credit cards over cash.

Stock selection lifted outperformance of the telecommunication services sector. Crown Castle International benefited, along with other wireless communication tower companies, from continued demand for higher data capacity to support smartphone technology.

Consumer staples outperformed due to significant underweighting against the benchmark. Overall, investors were willing to take on more risk during the year, which led to a rotation out of the more defensive consumer staples sector.

Industrials and business services were the largest relative detractors, primarily due to stock selection. Shares of IHS, which offers consulting and subscription-based services to companies looking for insight into factors that affect business decisions (such as commodities, industry forecasting, pricing, and cost) slumped due to declining demand. Although subscription revenue continued to grow, demand for consulting services dropped as many clients cut spending amid economic uncertainty.

Health care relatively detracted on underweighting the strongest-performing sector in the benchmark for the 12-month period.

We expect the U.S. economy to grow between 2% and 3% in 2013. We are encouraged by positive trends in the housing industry, and the unemployment rate has been dropping. The main impediments to global growth remain the same: an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. Selected stock valuations appear attractive, notably in housing, onshore energy development, and financials. We remain focused on stocks that can do reasonably well in any economic condition, employing a strategy of bottom-up stock selection that has long served our investors well.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2002 would have grown to $18,676. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2002 would have grown to $20,648.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Large Growth Stock Fund	18.75%	2.56%	6.45%
Russell 1000 Growth Index	15.26%	3.12%	7.52%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Technology	35.4%
Consumer Discretionary	20.5%
Industrials	12.5%
Health Care	9.5%
Financials	5.9%
Consumer Staples	5.4%
Energy	4.3%
Materials & Processing	3.5%
Telecommunications	3.0%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 10.25% for the twelve-month period ending December 31, 2012, compared to the 15.26% return for its benchmark, the Russell 1000 Growth Index.

A market dominated by macroeconomic concerns is challenging for investment managers, as fundamentals tend to play second fiddle to headlines and investor psychology which is what we’ve seen over the past twelve months. Additionally, companies with higher earnings growth, premium valuations, and lower dividend yields generally lagged for both the quarter and the year as investors assumed a more conservative posture within the growth universe. Underperformance versus the benchmark was rooted in the relative weakness in the technology and health care sectors. On the other hand, the consumer staples and financial sectors added the most value versus the benchmark on a relative basis for the past twelve months.

The technology sector was the largest detractor to performance as companies lowered their information technology spending due to the uncertainty surrounding the fiscal cliff. Top detractors for the past twelve months were our positions in Altera, Ubiquiti Networks, and SanDisk, and as a result, we have sold out of all three positions. Within the health care sector, our holdings in Gilead Sciences, Agilent Technologies and Shire were among the largest detractors from relative results. We sold out of Shire and Agilent but continue to own Gilead Sciences. Gilead Sciences is a biotech company with a well-established HIV franchise and an emerging HCV franchise. The company is in the process of launching a new once daily regimen for HIV, which according to prescription data, is going well and ahead of consensus.

For the past twelve months, the Fund’s holdings in the consumer staples sector outperformed those in the benchmark as an overweight position in Whole Foods over the past year provided solid outperformance on an absolute and relative basis. Along with consumer staples, the financial sector contributed to overall performance as a result of holdings in Verifone Systems, Affiliated Managers Group and Visa. We sold out of VeriFone during the year and continue to own Affiliated Managers Group along with Visa.

As we look out into the New Year, we believe stocks have the opportunity to build on the gains provided in 2012. More specific to the Fund, as growth investors we are focused on investing in companies that have earnings growth prospects that exceed the broader market and Wall Street analysts’ estimates, and provide the potential for valuation expansion. With that in mind, the Fund has an overweight position versus the Index in the technology sector. Within this group we have been focused for some time on companies which we believe are well positioned to benefit from the growth of mobile computing, and virtualization. Consequently, we continue to have longstanding positions in Apple, QUALCOMM, and VMware. The Fund also has an overweight position in the energy sector, as we have a favorable outlook for several higher growth oriented oil & gas production companies, including Concho Resources and Cabot Oil & Gas. On the other hand, we are not finding as many compelling growth opportunities in the consumer staples and producer durables sectors, and we are therefore underweighted to those sectors of the market.

Independence Capital Management, Inc.

Investment Adviser

Turner Investments

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2002 would have grown to $13,394. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2002 would have grown to $20,648.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Large Cap Growth Fund	10.25%	(2.24)%	2.96%
Russell 1000 Growth Index	15.26%	3.12%	7.52%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Technology	43.5%
Consumer Discretionary	19.2%
Healthcare	11.7%
Industrials	6.3%
Consumer Staples	6.3%
Energy	6.1%
Financials	4.5%
Materials & Processing	2.4%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 16.15% for the twelve-month period ending December 31, 2012, compared to the 15.26% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Information technology and consumer discretionary stocks were the main contributors for the year, while holdings in health care and consumer staples detracted from returns.

Shares of eBay gained significantly after reporting revenues and earnings that were better than expected. Success came from multiple fronts including the transition from an online auction market to a fixed price market with its “MarketPlace” offering. Management also implemented improved analytics, advertising, and product placements to enhance the user experience and drive sales. Long-term core holding, Apple, continued its dominance of the consumer electronics market. The company’s launch of iPhone 5 was its first global launch of a new smartphone and created significant excitement.

Our positioning in the consumer discretionary space is currently biased towards companies with strong global brands, and those with exposure to growing demand in international markets. This positioning, along with improvements in employment, propelled sales for companies like lululemon athletica. Lululemon is a specialty retailer of high-end athletic apparel and has the unique position of controlling the development, distribution and marketing of its brand. The company experienced fantastic product demand with growth expected to continue through international expansion, product line extensions for women beyond yoga, and entirely new offerings for men. Priceline.com was another solid contributor to returns during the year as the company continues to execute on its plan to consolidate the online travel market, particularly in Europe.

After contributing to returns in 2011, positioning in health care detracted from relative returns in 2012. Shire PLC, a leading manufacturer of attention deficit disorder drugs, was a notable detractor. In addition to the successful attention deficit disorder franchise, the company’s future growth is dependent on the development of a broad range of orphan drug therapies, drugs for rare and often fatal diseases that command premium pricing. Without immediate visibility into the success of those therapies, the stock paused during the market rally. Bristol-Myers Squibb was also a laggard during the year as the company reported weaker than expected financial results. Both of these positions were sold during the year and the proceeds used for more attractive opportunities.

The relative performance of the consumer staples sector has been highly correlated to the “risk on/risk off” trade that has been so pronounced in the U.S. equity market. As investors reacted to central bank policy actions, it was no surprise that consumer staples detracted from returns. In addition to the sector being less favored, our stock selection proved challenging during the year. Monster Beverage, a leader in the development and distribution of energy drinks, declined after it was announced that a state attorney general was investigating labeling practices for the entire energy beverage industry. With the change in fundamentals, the stock was sold from the Fund.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have grown to $10,822. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $12,756.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Large Core Growth Fund	16.15%	1.83%
Russell 1000 Growth Index	15.26%	5.75%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
Technology	30.4%
Consumer Discretionary	25.5%
Healthcare	12.9%
Industrials	11.3%
Financials	6.3%
Consumer Staples	5.7%
Energy	3.6%
Materials	2.2%
Telecommunications	2.1%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 13.23% for the twelve-month period ending December 31, 2012, compared to the 17.51% return for its benchmark, the Russell 1000 Value Index.

During the period, four of the top five stocks for the Fund were within the financials sector with the other top performer in the consumer discretionary sector. The Goldman Sachs Group, Wells Fargo & Co., JPMorgan Chase & Co. and U.S. Bancorp all performed well for the Fund. Following several moves by the Federal Reserve to help spur growth, bank stocks generally rallied during the period and financials was among the top performing sector in the index. U.S. Bancorp had a higher credit quality than many of its peers in part due to its limited international exposure and well-capitalized balance sheet. Wells Fargo saw growth in different segments including auto, credit card and private student lending while reducing expenses. With a large exposure to mortgages, Wells Fargo was also the beneficiary of an improving housing market. Goldman showed strong revenue and earnings results.

Also contributing to performance was consumer discretionary stock Comcast. The cable provider’s high-speed Internet subscriptions continued to grow and the company posted solid earnings and increased its dividend.

The top detractors from Fund performance included Navistar International, Humana, PNC Financial Services Group, Penn West Petroleum and Baker Hughes. Navistar, which we established a position in during this period, is a manufacturer of commercial and military trucks that was negatively impacted by higher costs. Humana detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases. Penn West, an oil and gas exploration and production company and Baker Hughes, an oil and gas equipment and service provider, were positions that were initiated during this period. Both positions did not perform well for the Fund. The fluctuating price of oil during the period resulted in volatility in the commodities markets, putting pressure on energy stocks. The energy and utilities sectors generated the weakest total returns for the Fund and for the Index during the period. The PNC Financial Services Group was a new position established by the Fund and experienced some near-term volatile performance at the outset. We exited our position in Penn West.

At period end, the Fund had its most significant overweight positions relative to the Index in the health care, consumer staples and materials sectors, with its largest underweight positions in the financials, energy and utilities sectors.

Despite the prospect of ongoing market volatility, we remain optimistic regarding our investment strategy. Our key focus as investors lies in understanding the economic reality of the companies in which we invest and identifying major changes that we believe will occur over the next three years, a process that we typically summarize as three year earnings power. The changes we look for typically fall into three categories — secular change, cyclical change and turnarounds. Drivers of these often include changes in regulation, changes in technology and changes in demographics. On top of this, as value investors, we typically seek to invest in companies that trade at a steep discount to our estimate of company value once these changes are realized.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Large Cap Value Fund on December 31, 2002 would have grown to $16,756. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2002 would have grown to $20,382.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Large Cap Value Fund	13.23%	(1.66)%	5.30%
Russell 1000 Value Index	17.51%	0.59%	7.83%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Financials	23.5%
Healthcare	15.3%
Energy	12.1%
Industrials	9.8%
Consumer Staples	9.8%
Consumer Discretionary	9.2%
Technology	7.4%
Materials	5.7%
Telecommunications	3.9%
Utilities	3.3%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 15.58% for the twelve-month period ending December 31, 2012, compared to the 17.51% return for its benchmark, the Russell 1000 Value Index for the same time period.

Following the relatively flat U.S. equity market performance in 2011, marked by shifting “risk on” and “risk off” investor sentiment, U.S. equity markets climbed higher in 2012 despite continued concerns related to European sovereign debt, slower growth in China, geopolitical tensions in the Middle East, and political gridlock in the United States.

The Fund’s underperformance versus its Index was primarily the result of unfavorable sector allocation along with disappointing stock selection results in select sectors. Within the value space, lower-quality stocks generally outperformed higher-quality names, hurting the Fund’s relative performance. The best performing Index sectors ere consumer discretionary, financials and industrials, while the weakest sectors were utilities, energy and information technology.

Unfavorable stock selection in select sectors detracted. Additionally, sector allocation results as a whole weighed on relative performance results. Not owning Bank of America hurt relative results as the stock was among the strongest performers in the Index during the period. Overweight positions in energy companies Occidental Petroleum and Hess detracted. An overweight to the information technology sector was a drag on relative performance as the sector lagged the broader market over the period. Elsewhere in the Fund, an underweight to Verizon and an overweight in health care services firm Humana hurt relative performance.

Stock selection results as a whole aided relative performance, particularly in information technology and utilities. Exposure to strong-performing information technology firms Apple and Oracle benefited Fund performance. In utilities, a greater-than-benchmark weight in Sempra Energy helped results. Elsewhere in the Fund, overweight positions in biotechnology company Gilead Sciences and energy firm Phillips 66 were among the top relative contributors.

As fiscal cliff negotiations went down to the wire in the fourth quarter of 2012, the gridlock in Washington left many investors uneasy about the 2013 outlook. Some economists have forecasted a return to a return to a steadier rate of economic growth as the new year progresses, following several volatile years for the U.S. economy. While unlikely to substantially reduce the still high unemployment rate, a more normal rate of growth combined with less fiscal uncertainty and continued monetary stimulus could favor stocks. Investors continue to be cautiously encouraged by signs of broadening economic strength in the U.S., including the improving housing market and the reemergence of Japan under new government rule. Globally, investors will be watching for progress in easing the European debt crisis and signs of stable growth in China.

As always, we are committed to identifying companies with strong franchises and growth prospects and intend to maintain our discipline of investing in such companies at what we regard as attractive valuations. At year end, the Fund’s largest sector overweights versus the Index were in information technology and health care, while its largest underweights were in materials and financials.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have grown to $10,417. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $11,792.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Large Core Value Fund	15.58%	0.94%
Russell 1000 Value Index	17.51%	3.86%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
Financials	26.4%
Energy	15.8%
Healthcare	13.3%
Industrials	9.4%
Technology	8.4%
Consumer Discretionary	8.0%
Consumer Staples	6.5%
Utilities	5.9%
Telecommunications	3.6%
Materials	2.7%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 15.68% for the twelve-month period ending December 31, 2012, compared to the 16.00% return for its benchmark, the S&P 500 Index.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its Gross Domestic Product (GDP) growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro, led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Index 500 Fund on December 31, 2002 would have grown to $19,570. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2002 would have grown to $19,855.

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Index 500 Fund	15.68%	1.72%	6.95%
S&P 500 Index	16.00%	1.66%	7.10%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Technology	19.1%
Financials	15.6%
Healthcare	12.0%
Consumer Discretionary	11.6%
Energy	10.9%
Consumer Staples	10.6%
Industrials	10.1%
Materials & Processing	3.6%
Utilities	3.4%
Telecommunications	3.1%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 6.08% for the twelve-month period ending December 31, 2012, compared to the 15.81% return for its benchmark, the Russell Midcap Growth Index.

A market dominated by macroeconomic concerns is challenging for investment managers, as fundamentals tend to play second fiddle to headlines and investor psychology which is what we’ve seen over the past twelve months. Additionally, companies with higher earnings growth, premium valuations, and lower dividend yields generally lagged for both the quarter and the year as investors assumed a more conservative posture within the growth universe. Given this environment, the Fund failed to keep pace with the Index. Underperformance versus the benchmark was rooted in the relative weakness in the technology and consumer discretionary sectors. On the other hand, the consumer staples and lack of exposure to the utilities sector added the most value versus the benchmark on a relative basis over the past twelve months.

The technology sector was the largest detractor to performance as companies lowered their information technology spending due to the uncertainty surrounding the fiscal cliff. Top detractors for the past twelve months were our positions in SanDisk, ON Semiconductor and TIBCO as a result we sold our positions in SanDisk and ON Semiconductor. We continue to own TIBCO as the main issue was poor execution in the U.S. Infrastructure business. The company has indicated that the pipeline and demand remain strong and has since guided first quarter revenues slightly above estimates. Within the consumer discretionary sector, our holdings in Coach, Clean Harbors and Liberty Global were among the largest detractors from relative results. We sold out of Coach and Clean Harbors but continue to hold Liberty Global as we feel they are one of the best U.S. cable companies with attractive growth prospects through merger and acquisition and organic market share gains in video, broadband, and voice services.

The consumer staples sector outperformed the benchmark over the past year as a result of positions in Whole Foods, Monster Beverage and Green Mountain Coffee. We continue to own Whole Foods as the company remains a market leader in the industry and sold out of our positions in Monster Beverage and Green Mountain Coffee during the year. As mentioned, lack of exposure in the utility sector provided support on a relative basis as we did not see any opportunities in that sector during 2012. As a result of the underperformance in 2012 we are looking to reduce names in the Fund, lower turnover and hold larger positions in securities that our analysts have highest conviction in.

More specific to the portfolio, as growth investors we are focused on investing in companies that have earnings growth prospects that exceed the broader market and Wall Street analysts’ estimates, and provide the potential for valuation expansion. With that in mind, the Fund has an overweight position versus the in the technology sector. The Fund also has an overweight position in the energy sector, as we have a favorable outlook for several higher growth oriented oil & gas production companies, including Concho Resources and Cabot Oil & Gas. On the other hand, we are not finding as many compelling growth opportunities in the consumer staples and producer durables sectors, and we are therefore underweighted to those sectors of the market.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2002 would have grown to $23,440. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2002 would have grown to $26,710.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	6.08%	(1.28)%	8.89%
Russell MidCap Growth Index	15.81%	3.23%	10.32%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Consumer Discretionary	25.6%
Technology	25.5%
Healthcare	11.1%
Industrials	11.0%
Financials	10.0%
Energy	6.4%
Materials & Processing	5.1%
Consumer Staples	4.4%
Telecommunications	0.9%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 15.17% for the twelve-month period ending December 31, 2012, compared to the 18.51% return for its benchmark, the Russell Midcap Value Index.

The robust stock market that prevailed during 2012 was, in our view, primarily driven by a combination of attractive equity valuations and the continuation of enormous liquidity provided by global monetary authorities.

Despite the enormous amount of liquidity being pumped into the economy, and very attractive valuations, worldwide economies remain fragile and we continue to be in a deleveraging cycle. Domestic economic growth has slowed, Europe appears to be in a prolonged recession, and emerging markets’ growth rates have come down. These circumstances will likely put pressure on corporate earnings, which may limit the upside in stocks. While the budget deal reached on New Year’s Day addresses some of the revenue issues by raising taxes, the new deal does not address the debt ceiling, government spending or entitlement programs. Thus, over the next few months Congress must address these open items and it is hard to imagine a significant budget deal being worked out in Washington. This is sure to create concern with investors, businesses, and consumers. What is certain is that, over time, a comprehensive budget deal will have to include raising taxes further (or comprehensive tax reform) and a reduction in spending (especially in entitlement programs) which will create a headwind for growth, a negative for equities.

Despite valuations that we found to be attractive, we remained conservatively positioned due to the very difficult macro economic backdrop. Given this conservative positioning and our contrarian focus, it is not surprising that the Fund underperformed the very strong index return.

For the year, the strong Index, coupled with our underweight in the financial services sector and our overweight in the consumer discretionary sector contributed to our underperformance while our underweight in the utilities sector and our overweight in producer durables helped relative returns. Our contrarian value style hurt returns as stocks that were out of favor continued to decline despite what appeared to be significant discounts to our estimates of intrinsic value.

As we look toward 2013, we see three major factors driving returns. First, we believe that the liquidity being pumped into worldwide economies is very powerful and, given the relative attraction of equities as compared to fixed income, stocks could have an upward bias. Secondly, we see the merger and acquisition (M&A) activity heating up. Given the current low growth environment, companies that are very strong financially could turn to acquisitions during the year to bolster their growth rates. Our cash-generating franchise companies that are selling at significant discounts to our estimate of intrinsic value are usually attractive candidates for this anticipated M&A activity. Third, we see a continued recovery in the housing and auto sectors, which could contribute to a prolonged improvement in the domestic economy. On the negative side, the deleveraging cycle will continue to play out and an anticipated slowdown in the federal government will create a headwind. Additionally, given sluggish worldwide growth rates, corporate earnings growth may be limited, which would constrain the market’s upside. With equity valuations in the Fund historically cheap, we believe the Fund has the potential to achieve favorable returns moving forward.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2002 would have grown to $23,037. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2002 would have grown to $27,469.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Mid Cap Value Fund	15.17%	1.03%	8.70%
Russell MidCap Value Index	18.51%	3.79%	10.63%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Industrials	25.9%
Consumer Discretionary	13.4%
Technology	18.0%
Financials	11.2%
Health Care	12.9%
Consumer Staples	7.6%
Utilities	7.6%
Energy	3.4%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 14.46% for the twelve-month period ending December 31, 2012, compared to the 18.51% return for its benchmark, the Russell Midcap Value Index.

The Fund’s stock selection within the industrials and energy sectors detracted the most from relative performance during the period. Within industrials, engineering and construction firm Jacobs Engineering Group, declined following disappointing fiscal second quarter results, partly due to budgetary constraints and project delays in the company’s government segment. In addition, shares of Manpower, a provider of workforce solutions and services, declined during the second quarter of 2012, as earnings estimates were reduced due to global macro concerns and the firm’s exposure to Europe’s economic weakness. Within energy, Superior Energy Services, an oil-field services provider experienced a decline in customer activity levels due to lower commodity prices.

Contributing to the Fund’s relative performance was stock selection within the health care and materials sectors. Within health care, Watson Pharmaceuticals, a global generic pharmaceuticals company, reported solid third quarter earnings. The company also acquired Actavis, a privately held pharmaceuticals company, which investors believe will have potential accretion benefits from operating synergies. In addition, shares of Par Pharmaceutical Companies, a developer of branded and generic pharmaceuticals, rose during July 2012 after the company agreed to be acquired at a significant premium by private equity firm TPG Capital, L.P. Within materials, shares of global specialty chemical company Ashland, Inc. turned in solid performance following better-than-expected fiscal fourth quarter 2012 results. The company profited from improved price realizations versus input costs, operational savings and better-than-expected results in a recent acquisition.

We continue to execute a time-tested, bottom-up investment process predicated on valuation analysis and independent fundamental research. Our expectation is that the U.S. economy will likely expand somewhat in the coming year, supported by continued global monetary easing, a rebound in the U.S. housing market, steadily improving U.S. employment, a surge in U.S. energy production, and a reacceleration of the Chinese economy. We remain aware of several risk factors, including continued uncertainty in Europe, the impact of higher U.S. taxes, and the continuing fiscal debate in Washington.

The health care sector remains the largest overweight in the Fund, primarily concentrated in the pharmaceuticals and health care providers and services industries. The Fund is also overweight in the materials sector, as we focus on companies that benefit from low natural gas prices and global growth. We reduced our exposure to the energy sector during the year. However, we recently added a new position in an oil refining company, as the refinery segment has been benefiting from rising U.S. crude oil production. We decreased our overweight in the consumer discretionary sector to an underweight position by reducing exposure to advertising agencies and department stores. The financials sector remains an underweight, although we added to the insurance industry because we believe that premium rates will continue to improve over time. The utilities sector is the largest underweight in the Fund relative to the index, due to less attractive valuation.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Mid Core Value Fund on December 31, 2002 would have grown to $20,311. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2002 would have grown to $27,469.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Mid Core Value Fund	14.46%	1.30%	7.34%
Russell MidCap Value Index	18.51%	3.79%	10.63%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Financials	30.4%
Industrials	12.0%
Health Care	11.0%
Consumer Discretionary	8.2%
Technology	9.0%
Materials & Processing	9.6%
Energy	8.8%
Utilities	5.7%
Consumer Staples	4.2%
Telecommunications	1.1%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 15.35% for the twelve-month period ending December 31, 2012, compared to the 16.13% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Industrial and health care stocks were the main contributors for the year while holdings in the consumer discretionary and information technology sectors detracted from returns.

Kansas City Southern remains one of the Fund’s largest active holdings and, not surprisingly, one of our high conviction ideas. The rail operator gained over 24% during the year as the company continues to benefit from multiple secular growth drivers. First, intermodal transportation continues to take share from trucks. Second, due primarily to their strategic rail lines in and out of Mexico, Kansas City Southern is uniquely positioned to benefit from manufacturing activity growth in North America. Finally, the company should continue to benefit from the rising production (and transportation needs) of oil and natural gas in Texas. Another holding benefitting from strong underlying business trends is TransDigm Group. The aerospace parts manufacturer experienced strong demand in its key aftermarket operations. Furthermore, the company closed on a strategic acquisition during the year and has an outstanding track record of integrating acquisitions and quickly making them accretive to earnings.

The health care sector has historically been home to strong innovation and product-specific growth stories, with many examples being found in the biotechnology industry. During the year, our biotech holdings posted extremely strong results as Inhibitex and Alexion Pharmaceuticals soared. Alexion’s drugs are used to treat rare, life-threatening diseases such as hematologic, kidney, and neurologic diseases. The company continues to expand its pipeline by finding new applications for its flagship product, Soliris. Inhibitex’s stock increased dramatically during the first quarter after the company agreed to be acquired for a substantial premium by Bristol-Myers Squibb. Product-specific growth was visible in Fund holding athenahealth Inc., a provider of on demand software for physician practice management. The company offers solutions for revenue management, patient communication and medical records management.

Stock selection in the consumer discretionary sector detracted from performance this year. The outlook for growth at Vera Bradley, a manufacturer of colorful handbags and accessories, was hampered by higher than expected expenses coupled with a larger percentage of sales concentrated in the lower margin outlet channel. Internet and Catalog retail stocks also weighed on returns during the last twelve months. TripAdvisor, a leading website for traveler reviews, was unable to achieve the revenue acceleration investors were anticipating and declined during the year. We reviewed the company’s fundamentals and decided to exit the position for better opportunities.

Investor expectations contributed to the weakness in select technology holdings. Shares of Mellanox Technologies, declined despite the company reporting results that were better than expected. The company, which provides high-performance interconnect solutions for data servers and storage, saw its stock come under pressure after the company guided future earnings lower than expected and Intel announced plans to develop a competing product. We believe that the opportunity in the enterprise market had weakened. As a result we sold the position from the portfolio.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $13,749. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $13,068.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
SMID Cap Growth Fund	15.35%	7.58%
Russell 2500 Growth Index	16.13%	6.34%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
Technology	24.4%
Consumer Discretionary	21.2%
Industrials	20.1%
Healthcare	16.2%
Financials	4.9%
Energy	4.3%
Telecommunications	3.8%
Consumer Staples	3.6%
Materials	1.5%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 18.95% for the twelve-month period ending December 31, 2012, compared to the 19.21% return for its benchmark, the Russell 2500 Value Index for the same time period.

Performance was driven by strong stock selection, particularly in the energy and capital equipment sectors. Though an improving outlook for the economy helped some of our more cyclical holdings, our favorable relative performance was the result of the market rewarding company-specific successes.

Western Refining benefited from strong spreads between crude oil and gasoline and other end products driven by the increase in U.S. oil production. Managed care provider Molina Healthcare gained share and capitalized on an expanding market for its Medicaid insurance services. Beverage firm Constellation Brands shares rose after a favorable distribution contract was negotiated.

Stock selection in the consumer cyclicals and financial sectors detracted from performance. Retailer Express, reported results that disappointed investors. In financials, our REIT holdings detracted. Insurer Health Net fell after a sharp increase in expense claims led to lower guidance for the year. Chemical producer Ferro underperformed after reporting deteriorating conditions in its European business.

While there is a reduced likelihood of catastrophic shocks, the global economic recovery remains uneven and investor risk tolerance remains below historical norms. We believe there has been a mispricing of a number of stocks, across a variety of industries. These companies have a combination of compelling valuations, strong quality and significant company-level catalysts. We have positioned the Fund to take advantage of this disconnect. Further, the Fund contains companies which are generating solid cash flows and have the balance sheet resources needed to create shareholder value through share repurchases, increased dividends or acquisition activity. These opportunities have become more concentrated in areas that are more cyclical in nature. Accordingly we have increased our exposure to technology and capital equipment and decreased exposure to more expensive “defensive” industries such as utilities and REITs.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $13,943. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $12,981.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
SMID Cap Value Fund	18.95%	7.93%
Russell 2500 Value Index	19.21%	6.17%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
Financials	27.5%
Technology	17.3%
Consumer Discretionary	16.3%
Industrials	15.1%
Energy	6.6%
Utilities	5.5%
Materials	5.4%
Consumer Staples	3.4%
Healthcare	2.9%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 5.73% for the twelve-month period ending December 31, 2012, compared to the 14.59% return for its benchmark, the Russell 2000 Growth Index.

Eight of the ten sectors in the Russell 2000 Growth Index posted robust returns for the period. In the fourth quarter, U.S. small-cap growth equities advanced 0.5% with five of the ten sectors in the Russell 2000 Growth Index declining. Industrials and financials were the top performers while health care and telecommunication services lagged.

Stock selection in the information technology, energy, health care and consumer discretionary sectors were the primary detractors from the Fund’s relative performance. Stock selection was positive in consumer staples and industrials. Our largest detractor to absolute performance during 2012 was Quicksilver Resources which underperformed as it faced declining natural gas commodity prices due in part to a warm winter weather pattern and fiscal cliff recessionary fears. Additionally, the market was disappointed that the company did not monetize certain assets and partnerships that could have provided liquidity to exploit higher-margin emerging oil projects that the company has targeted. We maintain our conviction in the company and believe that it’s financial and asset base optionality and expansion efforts into oil-based unconventional areas are underappreciated by the market and will enable the company to grow margins and cash flows faster than its peers, while preserving strong reserve upside from a gradually improving natural gas pricing environment.

Our second largest detractor from absolute performance was ServiceSource International. The company’s revenues were negatively impacted during the second and third quarters of the year as customers became focused on the uncertain macroeconomic environment and therefore delayed implementation of ServiceSource’s maintenance renewal products. These customer delays caused postponement of the company’s product implementation and subscription billing, which resulted in a modest reduction in revenue expectations and significant multiple compression in the stock.

Our largest contributor to absolute performance was IPG Photonics. The company, which makes fiber lasers for industrial use, performed well as it experienced a strong rebound in product demand. The company continues to execute its business plan in a difficult environment for lasers in which its peers have struggled. We believe this reflects the technological superiority of its products. Our second largest contributor to absolute performance was equipment rental company United Rentals. Its shares rallied in the fourth quarter as confidence returned based on receding macro concerns and solid third quarter results and positive news from the company’s investor day.

We continue to believe U.S. economic growth will remain tepid and the market will remain volatile until macro concerns subside. In our view, the positive news is that we are starting to see the beginning of stabilization with promising news from Washington regarding a resolution to the U.S. fiscal cliff. In this environment, we will continue to seek solid secular growth companies that are not reliant on economic growth to outperform the broad market. We firmly believe that company level fundamentals will once again reassert themselves as the drivers of equity performance.

Independence Capital Management, Inc.

Investment Adviser

Allianz Global Investors U.S. LLC

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2002 would have grown to $16,204. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2002 would have grown to $25,470.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Small Cap Growth Fund	5.73%	(2.36)%	4.94%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Technology	23.3%
Industrials	17.3%
Consumer Discretionary	15.7%
Healthcare	12.1%
Energy	11.1%
Financials	8.8%
Materials & Processing	7.9%
Consumer Staples	2.4%
Telecommunications	1.4%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 16.16% for the twelve-month period ending December 31, 2012, compared to the 18.05% return for its benchmark, the Russell 2000 Value Index.

In the Fund for the year, our investments in the financials sector detracted the most returns, whereas our investments in the industrials sector contributed the most positively to returns.

For the year, Meadowbrook Insurance Group was the top overall detractor in the Fund. Its shares fell during the second quarter due to a higher-than-expected increase in net ultimate loss estimates for 2011 and prior accident years. In addition, Meadowbrook Insurance Group has continued to face headwinds stemming from higher costs in its workers’ compensation business. Although we remain positive on the company’s ability to continue raising prices, which we believe will lead to future profitability, we moderated our position size.

For the year, Ocwen Financial was the top overall contributor to returns at the stock level. Ocwen Financial, which specializes in the servicing of non-prime residential loans, performed well as the company announced third quarter earnings that demonstrated strong growth in servicing revenues from boarding new portfolios. In addition, management announced its intent to acquire a portion of mortgage service and origination company Residential Capital out of bankruptcy. We believe the deal gives the company the opportunity to leverage its recent acquisition of Homeward Residential Holdings, a prime and subprime mortgage servicing company. In our view, the pipeline to acquire additional servicing portfolios remains robust, and we maintain conviction in the company’s unique low-cost business model, its commitment to capital efficiency, and above-average return profile.

During the period we initiated a position in Marriott Vacations Worldwide, the second-largest timeshare developer globally. We believe that shares of the spinout from Marriott International are attractively valued and have the potential to outperform their peer group. We also started a position in Walter Investment Management, a premier mortgage servicing company which specializes in subprime, non-conforming and other credit-challenged mortgage assets. We believe that Walter Investment Management is well positioned to take advantage of large financial institutions exiting the non-prime mortgage servicing business, as evidenced by its recent acquisition of the mortgage origination platform of Residential Capital, a mortgage servicing and origination company.

The Fund benefited from merger and acquisition activity which provided opportunities to take profits during the period. Within the health care sector, PSS World Medical, a top performing stock during the fourth quarter, announced its intent to be sold at a premium and we took the opportunity to sell out of our position. Another company that benefited from merger and acquisition news was Gardner-Denver, which designs, manufactures and markets engineered industrial machinery. Its shares rose significantly after the official announcement of a strategic business review for the company’s potential sale. Although we remain positive on the fast-growing pressure-pumping business and the company’s exposure to strong after-market trends, we took the opportunity to sell out of the position and re-allocate capital to higher conviction names.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Small Cap Value Fund on December 31, 2002 would have grown to $31,979. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2002 would have grown to $24,790.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Small Cap Value Fund	16.16%	6.55%	12.26%
Russell 2000 Value Index	18.05%	3.55%	9.50%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Financials	36.4%
Industrials	13.6%
Technology	13.2%
Consumer Discretionary	10.3%
Utilities	6.8%
Materials	6.7%
Energy	5.8%
Healthcare	4.2%
Consumer Staples	2.4%
Telecommunications	0.6%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 15.50% for the twelve-month period ending December 31, 2012, compared to the 16.35% return for its benchmark, the Russell 2000 Index for the same time period.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its Gross Domestic Product (GDP) growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during April, share prices had little buffer left in May when U.S. employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro, led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $12,298. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $12,264.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Small Cap Index Fund	15.50%	4.86%
Russell 2000 Index	16.35%	4.80%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
Financials	22.7%
Technology	16.5%
Industrials	15.5%
Consumer Discretionary	14.1%
Healthcare	12.0%
Energy	6.1%
Materials	5.4%
Consumer Staples	3.6%
Utilities	3.4%
Telecommunications	0.7%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 18.16% for the twelve-month period ending December 31, 2012, compared to the 17.90% return for its benchmark, the MSCI EAFE Index for the same time period.

After frustration and gloom produced a downbeat finish to 2011, the turn of the calendar unleashed fresh money flows across a range of risky assets. Solid U.S. data on employment and manufacturing activity, coupled with European figures that reflected economic stabilization, compelled more cautious investors to increase equity exposure steadily through January and credit spreads tumbled as confidence improved. In March, however, China tempered its Gross Domestic Product (GDP) growth outlook for 2012 and cyclical themes and commodities began to stumble. Although March took some shine away from equity performance outside the U.S., the choppy conditions merely served to equilibrate the consistent appreciation that characterized January and February.

After the promising strength that financial markets had enjoyed in the early months of the year, global investors endured a difficult spring of 2012. Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. The possibility that new Greek leadership might formally reject the euro led to fears that bank deposits could eventually face involuntary devaluation, not only in Greece, but also in other heavily indebted peripheral nations. But a European summit during the final days of June provided for direct recapitalization of Spanish banks without subordination of existing lenders, sparking equities worldwide to finish the first half of the year with a flourish. Commodity prices also enjoyed their strongest daily surge in over a year.

The third quarter as a whole offered considerable relief to investors who had suffered through a difficult spring. Volatility continued to ebb during the summer as central bankers extended deployment of the ample financial resources at their disposal, and global equities wound up achieving solid gains during each month of the third quarter. This outcome would have been hard to discern in early July, when tepid U.S. employment figures stole the thunder from fresh easing moves in the UK and Europe. Unlike earlier quantitative programs, however, the latest moves did not drive bond yields higher, nor did equities hold their gains. Mortgages naturally rallied and gold stayed strong, but energy prices pulled back. To build further on the progress achieved through the summer months, investors seemed to want greater evidence of economic improvement, and the jury was still out on the trend as the third quarter drew to a close.

The final stanza of 2012 proved broadly rewarding for investors in global equities, but fixed income returns were lackluster aside from prosperous high-yield situations. In the end, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the US, produced the best relative performance of stocks over bonds since 2009. At the same time, moves to greater financial unity in the eurozone mitigated downside risks in Europe, a change in Japanese leadership lifted hopes for more inflation-oriented policy choices in Tokyo, and Chinese economic growth seemed to be pulling out of mid-year doldrums.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have grown to $10,194. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $10,418.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Developed International Index Fund	18.16%	0.44%
MSCI EAFE Index	17.90%	0.94%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
Japan	19.9%
United Kingdom	19.6%
Switzerland	9.4%
France	9.1%
Australia	9.0%
Germany	8.8%
Netherlands	4.7%
Hong Kong	3.2%
Sweden	3.1%
Spain	3.0%
Italy	2.2%
Singapore	1.8%
Denmark	1.1%
Belgium	1.1%
Finland	0.7%
Norway	0.7%
Ireland	0.6%
Israel	0.5%
Luxembourg	0.4%
Austria	0.3%
Portugal	0.2%
Greece	0.1%
Bermuda	0.1%
China	0.1%
Guernsey	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 21.06% for the twelve-month period ending December 31, 2012, compared to the 17.90% return for its benchmark, the MSCI EAFE Index.

During 2012, the Fund continued to reap the rewards of seeds sown during the crisis years. Exposure to consumer staples companies has decreased as we harvested some gains, and we increased exposure to new spaces, such as financials, which have delivered surprisingly strong performance already during the year.

2012 was characterized by surprisingly strong market performance in a difficult macroeconomic environment. Growth slowed in many emerging countries and economic recovery was sluggish in more developed nations, yet many stock markets delivered positive returns for investors.

The situation in Europe continues to be difficult. Progress is being made but not a lot has improved structurally. The European Central Bank’s monetary easing program has taken pressure off bond markets and created greater stability. Many countries have taken the bitter medicine by implementing austerity measures in an effort to meet more fiscally responsible budget deficit targets. These actions often included a double-edged sword of tax increases and painful public sector cost cuts. Progress also has been made toward a banking union that could strengthen the sector by establishing shared rules and protections.

Slowing economic growth across emerging countries has led to increased risk of abrupt regulation change and moral suasion from regulators in a number of countries and sectors. Brazil is a prime example. A sharp slowdown led to a sudden change of operating framework for banks and electric utilities.

In China, pressure on margins created by currency strength was exacerbated by a relentless rise in salaries, particularly on the coasts. The flip side of higher incomes is that consumer spending, a significant secular growth driver, has remained on track. We anticipate consumer spending, along with the availability of credit to millions of families for the first time, will underwrite solid and long-term growth opportunities for well-managed franchises across a variety of industries including the consumer staples and consumer discretionary spaces.

The Fund continues to have significantly more exposure to consumer staples companies than its benchmark. In addition to the Fund’s overweight to the sector, stock selection within the space contributed to performance during the year. Our selection of health care names was also beneficial for performance over the 12-month period.

The Fund’s underweight exposure to financials hurt performance for the period. Additionally, the financials companies held in the Fund did not perform as well as those in the benchmark. While the Fund’s underweight to materials was positive, our stock selection within the sector detracted from performance during the year.

HDFC Bank, Novo Nordisk, UBS, Bureau Veritas and ITC made strong contributions to performance during the year. While Newcrest Mining, Tesco, Goldcorp, Baidu and Canadian Natural Resources detracted from performance during the year.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the International Equity Fund on December 31, 2002 would have grown to $30,613. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2002 would have grown to $23,038.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
International Equity Fund	21.06%	(0.61)%	11.84%
MSCI EAFE Index	17.90%	(3.21)%	8.70%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
United Kingdom	24.4%
India	13.5%
Switzerland	13.4%
Canada	9.0%
Netherlands	7.9%
France	5.3%
United States	5.2%
Denmark	3.5%
Ireland	3.3%
Mexico	2.8%
Belgium	2.7%
Germany	2.7%
Australia	2.5%
China	2.0%
Japan	1.0%
Hong Kong	0.8%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 19.61% for the twelve-month period ending December 31, 2012, compared to the 18.63% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Our construction of the Fund in 2012 took into consideration many factors including: the struggling economic recovery in many of the developed countries along with our assessment that the U.S. economy would prove more resilient than consensus expected; the challenges from less accessibility to credit in the developed world; overall slowdown of emerging market (EM) economies in aggregate; and our conviction in the continued decline from the historic peaks of most commodities prices with the exception of much of the agricultural area. We remained focused on seeking sources of quality and stable growth in the Fund.

We maintained our overweight to the countries with resilient or growing domestic demand, effective leadership and underpenetrated credit markets. We have long positioned the Fund with the expectation that China cannot sustain either its Gross Domestic Product (GDP) growth levels of the past decade or its historically high appetite for commodities. Over the course of 2012, we further decreased our exposure to China, owing to our concern about its slowing economy, the lack of focus on Return on Equity by much of the state-controlled equity market, and a rising overall debt burden driven primarily by state-owned enterprises and local governments.

By contrast, we continued to favor countries where policy reform, rising GDP per capita and productivity gains supported growth and stable company earnings. We generally favored and thus kept an overweight to those countries whose current account balances were benefiting from a decline from the peak cost of their energy import bills, such as Turkey and India. We were also overweight the Philippines, Indonesia and Thailand, and slightly above benchmark in South Korea. Along with China, our other largest relative country underweights were Brazil and Taiwan. We were also underweight Russia and South Africa, where we have long been concerned about deteriorating political and macro developments.

Our largest relative country underweights are China, Brazil and Taiwan. We are also underweight Russia and South Africa, where we are concerned about deteriorating political and macro developments. At the bottom-up level, the Fund in 2012 was rewarded for the overweight to companies in the consumer staples, information technology and health care sectors. We have performed well by holding companies that are growing market share and delivering stable earnings and attractive return on equity. Many companies in the consumer sector have re-rated significantly and in select cases we may trim some of these gains. We are also reviewing the Fund to seek sources of quality and stable earnings in other sectors where sentiment has not been as robust, such as potentially in telecommunications. While health care was the best performing sector in 2012, we see demand for health care as a long-term trend in select countries and we will continue to seek opportunities in the sector. While we have generated alpha with our choice of stock selection in the financials sector, we have been underweight relative to the index. On a country-by-country basis, we are selectively adding to positions or adding new names in countries where credit penetration is low and capable of expanding.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $11,579. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $11,974.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Emerging Markets Equity Fund	19.61%	3.42%
MSCI Emerging Markets Index	18.63%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/12

Percent of Total Investments[3]
South Korea	15.5%
India	9.0%
China	8.3%
Brazil	8.2%
Taiwan	6.9%
Phillippines	5.8%
Mexico	5.4%
Thailand	4.8%
Indonesia	4.6%
Turkey	4.4%
South Africa	3.9%
Russia	3.4%
Hong Kong	3.0%
Poland	2.5%
United States	2.5%
Malaysia	2.3%
Chile	1.8%
Peru	1.2%
Portugal	1.1%
Columbia	1.0%
Hungary	0.8%
United Kingdom	0.8%
Switzerland	0.7%
Japan	0.5%
Panama	0.5%
Qatar	0.5%
Cyprus	0.4%
Autria	0.2%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 16.00% for the twelve-month period ending December 31, 2012, compared to the 18.06% return for its benchmark, the FTSE NAREIT Equity REIT Index.

Performance was positive for all property types, led by industrial, regional mall and shopping center owners. These sectors benefited from strong demand from retailers as consumer spending improved, aided by early signs of a recovery in the housing market. Within the industrial sector, Prologis was a standout, rebounding sharply from a decline in 2011. The company reported solid revenue growth due to occupancy gains, including surprising resiliency in its European assets.

Simon Property Group was a leader among regional mall companies, as it continued to exhibit solid leasing execution. Simon also remained active on the deal front, including taking a 29% stake in Klépierre, a French retail landlord. General Growth Properties was another strong performer, lifted by speculation that the mall operator could be an acquisition candidate.

The office sector was restrained by a softer demand outlook, particularly in Washington, D.C., and New York, which were overshadowed by uncertainty in the government and financial sectors, respectively. These worries also weighed on Vornado Realty in the diversified property sector as the company owns offices in both markets.

The apartment group underperformed after a strong run in recent years, as investors took profits in anticipation that an improving housing market could lessen the demand for rental units. Despite these concerns, operating fundamentals for apartments continued at a solid pace, as continued job growth and climbing rent and occupancy levels drove strong revenue growth.

The Fund had a positive total return for the year but underperformed its benchmark. Stock selection in the apartment sector detracted from relative performance, reflecting in part our sizable allocation to Equity Residential, which had only a modest gain. Stock selection in the diversified sector also hindered performance, due largely to our position in Vornado Realty. Our underweight in health care property companies hampered relative performance, although favorable stock selection in the sector partly offset the effect.

Our overweight and stock selection in hotel companies benefited relative returns. We had an out-of-index allocation to Orient-Express Hotels, which rallied amid speculation that the company would be acquired. Our overweight and stock selection in the self storage sector also contributed positively to performance, as did our allocation to retail companies — we were overweight regional mall owners and had good stock selection in the shopping center sector.

U.S. REITs continue to exhibit strong access to capital, and have been using this access to issue equity and debt at historically low rates. We believe the combination of continued low financing costs and very limited new supply will enable companies to see continued cash flow growth, as long as the economy remains on its path of modest expansion. In our view, slow but steady advances in Gross Domestic Product can prevail in 2013; however, with the tax-related portion of the “fiscal cliff” having been settled for now, federal spending negotiations will be a source of uncertainty and we are closely monitoring developments.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2002 — December 31, 2012

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2002 would have grown to $26,889. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2002 would have grown to $30,046.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/12

	1 Year	5 Year	10 Year
Real Estate Securities Fund	16.00%	3.57%	10.40%
FTSE NAREIT Equity REIT Index	18.06%	5.45%	11.63%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/12

Percent of Total Investments[2]
Regional Malls	16.4%
Apartments	15.1%
Office Property	12.8%
Healthcare	12.5%
Diversified	10.7%
Strip Centers	10.3%
Storage & Warehousing	7.1%
Industrial	6.4%
Hotels and Resorts	3.9%
Lodging	3.3%
Building & Real Estate	1.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 15.48% for the twelve-month period ending December 31, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 16.42% and the Barclays Capital U.S. Aggregate Bond Index’s return of 4.21% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this performance versus its benchmark was the Fund’s underlying fund allocation within the large cap value, mid cap value and international equity funds.

The Fund’s fixed income allocation performed in line with the Barclays Capital U.S. Aggregate Bond Index for the one-year time period.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $11,747. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $12,629. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,154.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Aggressive Allocation Fund	15.48%	3.77%
Russell 3000 Index	16.42%	4.84%
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/12

International Stocks	21.0%
Large Cap Value Stocks	19.0%
Large Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 13.63% for the twelve-month period ending December 31, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 16.42% and the Barclays Capital U.S. Aggregate Bond Index’s return of 4.21% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this performance versus its benchmark was the Fund’s underlying fund allocation within the large cap value, mid cap value and international equity funds.

The Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Contributing to the fixed income allocation’s performance was its underlying exposure to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $12,673. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $12,629. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,154.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	13.63%	5.59%
Russell 3000 Index	16.42%	4.84%
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/12

Large Cap Value Stocks	17.0%
International Stocks	17.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 10.93% for the twelve-month period ending December 31, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 16.42% and the Barclays Capital U.S. Aggregate Bond Index’s return of 4.21% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this performance versus its benchmark was the Fund’s underlying fund allocation within the large cap value, mid cap value and international equity funds.

The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Weighing on the fixed income allocation’s performance was primarily the more conservative and shorter-term composition of the underlying individual fixed income funds versus the broad market Index.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $12,274. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $12,629. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,154.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Moderate Allocation Fund	10.93%	4.81%
Russell 3000 Index	16.42%	4.84%
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/12

Intermediate Bonds	21.0%
Large Cap Value Stocks	13.0%
International Stocks	13.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 8.30% for the twelve-month period ending December 31, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 16.42% and the Barclays Capital U.S. Aggregate Bond Index’s return of 4.21% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is consists of domestic equity funds comprised of large capitalization and mid capitalization funds as well as developed international equity funds and the fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

The Moderately Conservative Allocation Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Weighing on the fixed income allocation’s performance was primarily the more conservative and shorter-term composition of the underlying individual fixed income funds versus the broad market Index.

At the broad asset class level, the performance of the Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this performance versus its benchmark was the Fund’s underlying fund allocation within the large cap value and developed international equity funds.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $12,226. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $12,629. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,154.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Moderately Conservative Allocation Fund	8.30%	4.72%
Russell 3000 Index	16.42%	4.84%
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/12

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 5.48% for the twelve-month period ending December 31, 2012, compared to its benchmarks, the Russell 3000 Index’s return of 16.42% and the Barclays Capital U.S. Aggregate Bond Index’s return of 4.21% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year period. Weighing on the fixed income allocation’s performance was primarily the more conservative and shorter-term composition of the underlying individual fixed income funds versus the broad market Index.

The Fund’s equity allocation performed in line with its broad equity benchmark, the Russell 3000 Index. The Fund’s underlying fund allocations within the large cap value space aided in its equity performance. Contributing the most to the Fund’s equity return was its underlying fund allocation within the developed international equity asset class.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2012

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $12,120. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $12,629. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,154.

Average Annual Total Returns1 as of 12/31/12

	1 Year	Since Inception[2]
Conservative Allocation	5.48%	4.51%
Russell 3000 Index	16.42%	4.84%
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/12

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

Disclosure of Fund Expenses

For the Period July 1, 2012 to December 31, 2012

Expense Table

	Beginning Value 7/1/12	Ending Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.10	0.22%	$1.11
Hypothetical	$1,000.00	$1,024.02	0.22%	$1.12
Limited Maturity Bond Fund
Actual	$1,000.00	$1,002.60	0.56%	$2.82
Hypothetical	$1,000.00	$1,022.29	0.56%	$2.85

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/12	Ending Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,010.80	0.55%	$2.78
Hypothetical	$1,000.00	$1,022.34	0.55%	$2.80
High Yield Bond Fund
Actual	$1,000.00	$1,074.20	0.81%	$4.22
Hypothetical	$1,000.00	$1,021.01	0.81%	$4.12
Flexibly Managed Fund
Actual	$1,000.00	$1,072.30	0.83%	$4.32
Hypothetical	$1,000.00	$1,020.91	0.83%	$4.23
Balanced Fund
Actual	$1,000.00	$1,037.90	0.20%	$1.02
Hypothetical	$1,000.00	$1,024.12	0.20%	$1.02
Large Growth Stock Fund
Actual	$1,000.00	$1,048.20	0.91%	$4.69
Hypothetical	$1,000.00	$1,020.50	0.91%	$4.63
Large Cap Growth Fund
Actual	$1,000.00	$1,027.90	0.91%	$4.64
Hypothetical	$1,000.00	$1,020.50	0.91%	$4.63
Large Core Growth Fund
Actual	$1,000.00	$1,033.50	0.88%	$4.50
Hypothetical	$1,000.00	$1,020.66	0.88%	$4.48
Large Cap Value Fund
Actual	$1,000.00	$1,083.00	0.87%	$4.56
Hypothetical	$1,000.00	$1,020.71	0.87%	$4.43
Large Core Value Fund
Actual	$1,000.00	$1,069.50	0.87%	$4.53
Hypothetical	$1,000.00	$1,020.71	0.87%	$4.43
Index 500 Fund
Actual	$1,000.00	$1,058.40	0.34%	$1.76
Hypothetical	$1,000.00	$1,023.41	0.34%	$1.73
Mid Cap Growth Fund
Actual	$1,000.00	$1,010.20	1.00%	$5.05
Hypothetical	$1,000.00	$1,020.05	1.00%	$5.09
Mid Cap Value Fund
Actual	$1,000.00	$1,078.60	0.82%	$4.28
Hypothetical	$1,000.00	$1,020.96	0.82%	$4.17
Mid Core Value Fund
Actual	$1,000.00	$1,104.20	1.10%	$5.82
Hypothetical	$1,000.00	$1,019.54	1.10%	$5.60
SMID Cap Growth Fund
Actual	$1,000.00	$1,040.10	1.05%	$5.38
Hypothetical	$1,000.00	$1,019.79	1.05%	$5.35

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/12	Ending Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,111.40	1.14%	$6.05
Hypothetical	$1,000.00	$1,019.33	1.14%	$5.80
Small Cap Growth Fund
Actual	$1,000.00	$1,010.00	1.10%	$5.56
Hypothetical	$1,000.00	$1,019.54	1.10%	$5.60
Small Cap Value Fund
Actual	$1,000.00	$1,091.00	1.15%	$6.04
Hypothetical	$1,000.00	$1,019.28	1.15%	$5.85
Small Cap Index Fund
Actual	$1,000.00	$1,068.20	0.55%	$2.86
Hypothetical	$1,000.00	$1,022.34	0.55%	$2.80
Developed International Index Fund
Actual	$1,000.00	$1,141.70	0.59%	$3.18
Hypothetical	$1,000.00	$1,022.13	0.59%	$3.00
International Equity Fund
Actual	$1,000.00	$1,124.30	1.16%	$6.19
Hypothetical	$1,000.00	$1,019.23	1.16%	$5.90
Emerging Markets Equity Fund
Actual	$1,000.00	$1,129.30	1.68%	$8.99
Hypothetical	$1,000.00	$1,016.58	1.68%	$8.55
Real Estate Securities Fund
Actual	$1,000.00	$1,021.30	1.01%	$5.13
Hypothetical	$1,000.00	$1,020.00	1.01%	$5.14
Aggressive Allocation Fund
Actual	$1,000.00	$1,080.40	0.33%	$1.73
Hypothetical	$1,000.00	$1,023.46	0.33%	$1.68
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,069.80	0.31%	$1.61
Hypothetical	$1,000.00	$1,023.56	0.31%	$1.58
Moderate Allocation Fund
Actual	$1,000.00	$1,055.50	0.31%	$1.60
Hypothetical	$1,000.00	$1,023.56	0.31%	$1.58
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,041.20	0.33%	$1.69
Hypothetical	$1,000.00	$1,023.46	0.33%	$1.68
Conservative Allocation Fund
Actual	$1,000.00	$1,026.20	0.33%	$1.68
Hypothetical	$1,000.00	$1,023.46	0.33%	$1.68

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — 59.6%
Agriculture — 4.6%
Archer-Daniels-Midland Co.
0.200%, 01/15/13	$583	$582,946
0.250%, 02/06/13	5,900	5,898,537

		6,481,483

Banks — 5.2%
Bank of Nova Scotia
0.010%, 01/02/13	4,000	4,000,000
0.130%, 01/02/13	2,000	2,000,000
Societe Generale 0.160%, 01/02/13	1,400	1,399,980

		7,399,980

Beverages — 5.4%
Brown Forman Corp. 0.180%, 01/30/13	3,000	2,999,550
Coca-Cola Co.
0.200%, 02/06/13	2,700	2,699,475
0.250%, 04/09/13	2,000	1,998,639

		7,697,664

Diversified Financial Services — 13.6%
ABB Treasury Center (USA), Inc.
0.290%, 02/01/13	3,000	2,999,251
0.280%, 02/12/13	1,800	1,799,412
BP Capital Markets Plc
0.300%, 01/03/13	1,300	1,299,978
0.350%, 08/06/13	1,700	1,696,413
Cargill Global Fund Plc 0.150%, 01/08/13	1,000	999,971
Caterpillar Financial Services Corp. 0.180%, 03/04/13	2,500	2,499,224
Reckitt & Benckiser Treasury Services Plc 0.500%, 07/02/13	2,000	1,994,944
Toyota Motor Credit 0.240%, 08/14/13	2,000	1,997,000
WGL Holdings, Inc.
0.180%, 01/02/13	1,000	1,000,000
0.230%, 01/04/13	1,100	1,099,974
0.240%, 01/15/13	1,900	1,899,823

		19,285,990

Electric — 10.4%
GDF Suez S.A. 0.220%, 01/03/13	4,000	3,999,952
IDACORP, Inc. 0.450%, 01/11/13	675	674,916
National Grid Plc 0.550%, 01/07/13	675	674,938
Northwestern Corp. 0.330%, 01/02/13	500	499,992
Oglethorpe Power Corp. 0.170%, 02/19/13	2,600	2,599,399
Oglethorpe Power Cp 0.200%, 01/14/13	4,000	3,999,711

	Par (000)	Value†

Electric — (continued)
Southern Co. 0.240%, 02/05/13	$2,400	$2,399,440

		14,848,348

Food — 3.5%
Sysco Corp. 0.090%, 01/02/13	5,000	4,999,987

Forest Products & Paper — 0.2%
Oji Paper Co. 0.380%, 01/02/13	343	343,000

Gas — 5.2%
Motiva Enterprises LLC 0.230%, 01/07/13	2,000	1,999,923
Northwest Natural Gas Co. 0.300%, 04/09/13	1,000	999,187
South Carolina Fuel Co., Inc. 0.360%, 01/10/13	675	674,939
Spectra Energy Corp. 0.430%, 01/03/13	675	674,984
Washington Gas Light Co. 0.160%, 01/04/13	3,000	2,999,960

		7,348,993

Healthcare — 0.5%
Cigna Corp. 0.400%, 01/11/13	675	674,925

Healthcare Products — 2.1%
Medtronic, Inc. 0.180%, 03/21/13	3,000	2,998,815

Healthcare Services — 1.4%
United Healthcare Corp. 0.200%, 01/11/13	2,000	1,999,889

Oil & Gas — 7.5%
Baker Hughes, Inc. 0.190%, 01/07/13	3,000	2,999,905
ConocoPhillips 0.180%, 03/05/13	2,200	2,199,307
Koch Resources LLC
0.130%, 01/03/13	1,000	999,992
0.150%, 01/03/13	1,400	1,399,981
0.150%, 01/04/13	3,000	2,999,969

		10,599,154

TOTAL COMMERCIAL PAPER (Cost $84,678,228)		84,678,228

CORPORATE BONDS — 0.2%
Transportation — 0.2%
United Parcel Service, Inc. 4.500%, 01/15/13 (Cost $225,342)	225	225,342

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Money Market Fund

	Par (000)	Value†
MUNICIPAL NOTES — 36.8%
California Housing Finance Agency 0.130%, 08/01/36•	$2,000	$2,000,000
City of Minneapolis 0.150%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority
0.130%, 10/01/30•	2,800	2,800,000
0.140%, 04/01/43•	1,235	1,235,000
Idaho Housing & Finance Association
0.140%, 01/01/38•	3,900	3,900,000
0.150%, 01/01/40•	4,125	4,125,000
Iowa Finance Authority
0.140%, 07/01/34•	1,370	1,370,000
0.140%, 01/01/39•	1,700	1,700,000
Kansas State Department of Transportation 0.140%, 09/01/22•	3,100	3,100,000
Michigan State Housing Development Authority 0.190%, 06/01/39•	4,700	4,700,000
Minnesota Housing Finance Agency 0.140%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.140%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.150%, 05/01/39•	5,000	5,000,000
State of Texas 0.150%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.220%, 01/01/19•	3,000	3,000,000
Wisconsin Housing & Economic Development Authority 0.150%, 09/01/22•	4,000	4,000,000

Total MUNICIPAL NOTES (Cost $52,220,000)		52,220,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	4,840,998	4,840,998
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1

	Number of Shares	Value†

Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	$1

TOTAL SHORT-TERM INVESTMENTS (Cost $4,841,004)		4,841,004

TOTAL INVESTMENTS — 100.0% (Cost $141,964,574)		$141,964,574

†	See Security Valuation Note.
•	Variable Rate Security.

LLC — Limited Liability Company.

Plc — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$92,453,691	65.1%	65.1%
8 — 14 days	9,024,411	6.4%	71.5%
15 — 30 days	5,707,691	4.0%	75.5%
31 — 60 days	18,395,609	13.0%	88.5%
61 — 90 days	7,697,385	5.4%	93.9%
91 — 120 days	2,997,844	2.1%	96.0%
121 — 150 days	—	—	—
over 150 days	5,687,943	4.0%	100.0%

	$141,964,574	100.0%

Average Weighted Maturity — 25 days

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
CORPORATE BONDS	$225,342	$—	$225,342	$—
COMMERCIAL PAPER	84,678,228	—	84,678,228	—
MUNICIPAL NOTES	52,220,000	—	52,220,000	—
SHORT-TERM INVESTMENTS	4,841,004	4,841,004	—	—

TOTAL INVESTMENTS	$141,964,574	$4,841,004	$137,123,570	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 6.5%
Federal Home Loan Mortgage Corporation — 1.0%
1.375%, 02/25/14	$2,000	$2,026,882

Federal National Mortgage Association — 5.5%
0.500%, 08/09/13	2,000	2,003,854
1.000%, 09/23/13	2,000	2,011,584
0.750%, 12/18/13	7,000	7,040,320

		11,055,758

TOTAL AGENCY OBLIGATIONS (Cost $12,995,289)		13,082,640

ASSET BACKED SECURITIES — 8.6%
Cabela’s Master Credit Card Trust 144A 0.739%, 02/18/20 @,•	3,000	3,022,710
Chase Issuance Trust 07-B1, B1 0.459%, 04/15/19•	2,398	2,385,667
Conseco Financial Corp. 7.650%, 04/15/19	48	50,610
Enterprise Mortgage Acceptance Co. LLC 144A 8.210%, 01/15/27 @,•	407	296,225
Equity One ABS, Inc. 4.145%, 04/25/34•	13	13,090
FDIC Trust 2012-C1 A 144A 0.841%, 05/25/35 @,•,~	6,046	6,059,851
GE Capital Credit Card Master Note Trust
1.059%, 09/15/16•	1,400	1,403,553
0.950%, 06/15/18	2,000	2,017,270
Hyundai Auto Lease Securitization Trust 2012-A 144A 0.920%, 08/17/15 @	1,500	1,508,538
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34•	14	13,552
SACO I, Inc. 144A 1.110%, 06/25/35 @,•	440	369,743

TOTAL ASSET BACKED SECURITIES (Cost $17,198,982)		17,140,809

COMMERCIAL MORTGAGE BACKED SECURITIES — 0.3%
Bear Stearns Commercial Mortgage Securities 5.404%, 03/11/39•	505	509,794
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	188	189,951

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $691,014)		699,745

CORPORATE BONDS — 16.2%
Aerospace & Defense — 0.5%
United Technologies Corp. 1.200%, 06/01/15	1,000	1,014,316

	Par (000)	Value†

Banks — 4.6%
Bank of Montreal 144A 2.850%, 06/09/15 @	$1,000	$1,056,200
Bank of Nova Scotia 144A @ 1.050%, 03/20/15	1,000	1,012,100
Canadian Imperial Bank of Commerce 144A 2.000%, 02/04/13 @	3,000	3,004,200
Commonwealth Bank of Australia 144A 3.492%, 08/13/14 @	1,000	1,047,931
The Toronto-Dominion Bank 144A 1.625%, 09/14/16 @	2,000	2,062,600
Westpac Banking Corp. 144A 3.585%, 08/14/14 @	1,000	1,048,379

		9,231,410

Beverages — 0.7%
Anheuser-Busch Inbev Worldwide, Inc. 0.800%, 07/15/15	1,000	1,002,616
The Coca-Cola Co. 1.800%, 09/01/16	240	247,884

		1,250,500

Computers — 0.5%
Google, Inc. 2.125%, 05/19/16	1,000	1,044,202

Diversified Financial Services — 3.1%
Caisse Centrale Desjardins du Quebec 144A 2.550%, 03/24/16 @	3,000	3,174,900
General Electric Capital Corp.
1.000%, 12/11/15	1,000	1,004,024
2.300%, 04/27/17	1,000	1,036,881
Toyota Motor Credit Corp. 1.000%, 02/17/15	1,000	1,006,708

		6,222,513

Energy-Alternate Sources — 1.0%
Appalachian Power Co. 0.685%, 08/16/13•	1,000	1,001,283
BP Capital Markets Plc 1.700%, 12/05/14	1,000	1,020,777

		2,022,060

Food — 0.5%
Unilever Capital Corp. 0.450%, 07/30/15	1,000	996,132

Insurance — 1.0%
Metropolitan Life Global Funding I 144A 2.000%, 01/09/15 @	1,000	1,026,983
Principal Life Global Funding II 1.000%, 12/11/15 @	1,000	998,526

		2,025,509

Investment Companies — 0.5%
USAA Capital Corp. 144A 2.250%, 12/13/16 @	1,000	1,033,443

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — 0.5%
BHP Billiton Finance USA Ltd. 1.125%, 11/21/14	$1,000	$1,012,058

Pharmaceuticals — 3.3%
AbbVie, Inc. 1.200%, 11/06/15 @	2,000	2,013,362
Mckesson Corp. 0.950%, 12/04/15	500	500,703
Takeda Pharmaceutical Co. Ltd. 144A 1.031%, 03/17/15 @	2,000	2,007,922
Teva Pharmaceutical Finance IV LLC 1.700%, 11/10/14	1,000	1,023,017
Zimmer Holdings, Inc. 1.400%, 11/30/14	1,000	1,007,521

		6,552,525

TOTAL CORPORATE BONDS (Cost $31,783,145)		32,404,668

MUNICIPAL NOTE — 0.5%
Regional — 0.5%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,737)	1,000	1,057,700

RESIDENTIAL MORTGAGE BACKED SECURITIES — 3.3%
Collateralized Mortgage Obligations — 2.5%
Fannie Mae REMICs 0.610%, 11/25/39•	4,955	4,961,047

Fannie Mae Pool — 0.8%
4.000%, 06/01/20	447	478,420
2.989%, 12/01/33•	598	638,507
2.875%, 04/01/34•	194	205,855
2.815%, 07/01/36•	218	231,058

		1,553,840

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $6,434,646)		6,514,887

U.S. TREASURY OBLIGATIONS — 52.3%
U.S. Treasury Note
0.375%, 06/30/13	2,500	2,503,125
4.250%, 08/15/13	6,500	6,664,275
3.125%, 08/31/13	3,000	3,058,359
0.750%, 09/15/13	6,750	6,778,215
0.500%, 10/15/13	5,000	5,012,890
4.250%, 11/15/13	3,100	3,209,225
0.250%, 11/30/13	5,000	5,002,930
0.125%, 12/31/13	5,000	4,996,875
1.750%, 01/31/14	2,000	2,033,360
1.750%, 03/31/14	5,000	5,095,115
1.875%, 04/30/14	5,650	5,773,814
2.375%, 09/30/14	3,000	3,111,327
4.250%, 11/15/14	12,100	12,998,522
2.250%, 01/31/15	730	759,885

	Par (000)	Value†

U.S. Treasury Note — (continued)
4.000%, 02/15/15	$7,850	$8,465,738
0.375%, 04/15/15	14,040	14,065,230
0.250%, 12/15/15	5,000	4,985,155
0.750%, 10/31/17	10,300	10,333,794

TOTAL U.S. TREASURY OBLIGATIONS (Cost $103,286,312)		104,847,834

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	24,610,062	24,610,062
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio	1,019	1,019
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $24,611,987)		24,611,987

TOTAL INVESTMENTS — 100.0% (Cost $198,001,112)		$200,360,270

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2012 is $6,059,851.

LLC — Limited Liability Company.

Plc — Public Limited Company.

REMICs — Real Estate Mortgage Investment Conduits.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Limited Maturity Bond Fund

Country Weightings as of 12/31/2012††
United States	91%
Canada	6
Australia	1
Japan	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$104,847,834	$—	$104,847,834	$—
AGENCY OBLIGATIONS	13,082,640	—	13,082,640	—
ASSET BACKED SECURITIES	17,140,809	—	17,140,809	—
COMMERCIAL MORTGAGE BACKED SECURITIES	699,745	—	699,745	—
CORPORATE BONDS	32,404,668	—	32,404,668
RESIDENTIAL MORTGAGE BACKED SECURITIES	6,514,887	—	6,514,887	—
MUNICIPAL NOTES	1,057,700	—	1,057,700	—
SHORT-TERM INVESTMENTS	24,611,987	24,611,987	—	—

TOTAL INVESTMENTS	$200,360,270	$24,611,987	$175,748,283	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.1%
Federal National Mortgage Association — 2.1%
3.250%, 04/09/13	$4,500	$4,538,790
5.000%, 04/15/15	6,750	7,466,594

TOTAL AGENCY OBLIGATIONS (Cost $11,366,887)		12,005,384

ASSET BACKED SECURITIES — 2.7%
Conseco Financial Corp.• 7.240%, 11/15/28	490	232,485
Enterprise Mortgage Acceptance Co. LLC 144A @• 7.503%, 01/15/27	813	592,450
GE Capital Credit Card Master Note Trust
1.059%, 09/15/16•	4,000	4,010,152
0.950%, 06/15/18	5,000	5,043,175
Hyundai Auto Lease Securitization Trust 2012-A 144A @ 0.920%, 08/17/15	4,000	4,022,768
SACO I, Inc. 144A @• 1.110%, 06/25/35	1,320	1,109,228

TOTAL ASSET BACKED SECURITIES (Cost $15,544,515)		15,010,258

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.0%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	143	143,147
CFCRE Commercial Mortgage Trust 144A @• 4.961%, 04/15/44	1,000	1,177,245
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,720,665
JPMorgan Chase Commercial Mortgage Securities Corp.
4.545%, 01/15/42	627	633,171
5.420%, 01/15/49	1,500	1,734,909

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,705,446)		5,409,137

CORPORATE BONDS — 19.2%
Aerospace & Defense — 0.2%
Lockheed Martin Corp. 3.350%, 09/15/21	1,000	1,056,756

Agriculture — 0.4%
Altria Group, Inc. 4.750%, 05/05/21	1,000	1,133,274
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	1,239,631

		2,372,905

Banks — 1.3%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,163,443

	Par (000)	Value†

Banks — (continued)
Bank of Montreal 144A @ 2.850%, 06/09/15	$1,000	$1,056,200
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	1,000	1,001,400
JPMorgan Chase & Co. 6.000%, 01/15/18	1,700	2,035,218
The Goldman Sachs Group, Inc.
5.250%, 07/27/21	1,000	1,139,976
5.750%, 01/24/22	1,000	1,182,212

		7,578,449

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,335,615
Pepsico, Inc. 4.000%, 03/05/42	1,000	1,034,319
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,102,391

		3,472,325

Biotechnology — 0.8%
Amgen, Inc. 4.950%, 10/01/41	1,000	1,102,377
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,238,665
Genentech, Inc. 5.250%, 07/15/35	1,000	1,205,559
Gilead Sciences, Inc. 4.400%, 12/01/21	1,000	1,139,963

		4,686,564

Commercial Services — 0.9%
Safina Ltd. 2.000%, 12/30/23	4,806	4,926,761

Computers — 0.4%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	974,156
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,356,256

		2,330,412

Diversified Financial Services — 2.2%
American Honda Finance Corp. 144A @ 3.800%, 09/20/21	1,000	1,103,175
Caisse Centrale Desjardins du Quebec 144A @ 2.550%, 03/24/16	2,000	2,116,600
Carobao Leasing LLC 1.829%, 09/07/24	4,896	4,973,320
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,243,196
5.875%, 01/14/38	1,000	1,206,252
Northern Trust Corp. 3.375%, 08/23/21	500	540,011

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
Toyota Motor Credit Corp. 3.400%, 09/15/21	$1,000	$1,089,063

		12,271,617

Electric — 1.3%
ABB Finance USA, Inc. 4.375%, 05/08/42	1,000	1,085,491
Carolina Power & Light Co. 2.800%, 05/15/22	1,000	1,026,921
Commonwealth Edison Co. 6.150%, 09/15/17	500	606,233
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,000	1,047,203
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	1,111,692
Georgia Power Co. 4.300%, 03/15/42	1,000	1,048,874
PacifiCorp 6.250%, 10/15/37	1,000	1,347,016

		7,273,430

Food — 0.8%
Hillshire Brands Co. 2.750%, 09/15/15	1,000	1,030,231
Kraft Foods Group, Inc. 144A @ 5.000%, 06/04/42	1,000	1,124,499
Mondelez Internatonal, Inc. 6.750%, 02/19/14	500	533,616
Unilever Capital Corp. 0.850%, 08/02/17	2,000	1,979,848

		4,668,194

Gas — 0.8%
Boston Gas Co. 144A @ 4.487%, 02/15/42	1,000	1,057,656
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,068,306
Praxair, Inc. 3.000%, 09/01/21	1,000	1,048,568
SEMCO Energy, Inc. 144A @ 5.150%, 04/21/20	1,000	1,119,372

		4,293,902

Healthcare Products — 1.2%
Baxter International, Inc. 3.650%, 08/15/42	1,000	981,473
Becton Dickinson & Co. 3.125%, 11/08/21	1,000	1,068,496
Covidien International Finance SA
6.000%, 10/15/17	1,000	1,211,259
3.200%, 06/15/22	1,000	1,046,897
Stryker Corp. 2.000%, 09/30/16	1,000	1,041,280
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,134,361

		6,483,766

	Par (000)	Value†

Healthcare Services — 0.4%
CIGNA Corp. 4.375%, 12/15/20	$1,000	$1,104,342
Unitedhealth Group, Inc. 4.625%, 11/15/41	1,000	1,067,604

		2,171,946

Insurance — 0.4%
American International Group, Inc. 4.875%, 06/01/22	1,000	1,141,621
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	1,244,035

		2,385,656

Investment Companies — 0.4%
Express Script Holding Co. 144A @ 3.900%, 02/15/22	1,000	1,078,252
USAA Capital Corp. 144A @ 2.250%, 12/13/16	1,000	1,033,443

		2,111,695

Media — 0.4%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,437,303
The Walt Disney Co. 3.700%, 12/01/42	1,000	1,001,055

		2,438,358

Miscellaneous Manufacturing — 0.4%
Illinois Tool Works, Inc. 4.875%, 09/15/41	1,000	1,172,427
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,314,887

		2,487,314

Oil & Gas — 2.9%
Apache Corp. 3.250%, 04/15/22	1,000	1,059,806
BG Energy Capital Plc 144A @ 4.000%, 10/15/21	1,000	1,102,169
BP Capital Markets Plc 4.500%, 10/01/20	1,000	1,152,461
Devon Energy Corp. 4.750%, 05/15/42	1,000	1,069,814
Occidental Petroleum Corp. 3.125%, 02/15/22	1,000	1,063,686
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,000	1,270,000
Petrobras International Finance Co. - Pifco 6.750%, 01/27/41	1,000	1,267,087
Petroleos Mexicanos
1.950%, 12/20/22 W.I.	2,000	2,040,056
2.000%, 12/20/22	3,000	3,067,572
Statoil, ASA 3.150%, 01/23/22	1,000	1,056,865
United Technologies Corp. 4.500%, 06/01/42	2,000	2,222,322

		16,371,838

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas Services — 0.6%
Halliburton Co. 4.500%, 11/15/41	$1,000	$1,116,373
National Oilwell Varco, Inc. 3.950%, 12/01/42	1,000	1,013,225
Schlumberger Oilfield Plc 144A @ 4.200%, 01/15/21	1,000	1,131,109

		3,260,707

Pharmaceuticals — 1.6%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,216,169
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,384,322
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,051,257
Sanofi-Aventis SA 4.000%, 03/29/21	1,000	1,139,835
Takeda Pharmaceutical Co., Ltd. 144A @ 1.625%, 03/17/17	2,000	2,028,900
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	1,000	1,070,232
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	1,000	1,063,530

		8,954,245

Pipelines — 0.2%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	1,186,844

Retail — 0.4%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,245,059
Wal-Mart Stores, Inc. 3.250%, 10/25/20	1,000	1,088,751

		2,333,810

Semiconductors — 0.2%
Intel Corp. 4.000%, 12/15/32	1,000	993,989

Telecommunications — 0.4%
AT&T, Inc. 3.875%, 08/15/21	1,000	1,114,508
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,167,222

		2,281,730

TOTAL CORPORATE BONDS (Cost $97,697,673)		108,393,213

MUNICIPAL NOTE — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,473)	2,000	2,115,400

	Par (000)	Value†
MUNICIPAL BONDS — 1.6%
City of New York 6.271%, 12/01/37	$1,750	$2,343,338
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,233,190
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,244,580
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,362,560
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,848,760

TOTAL MUNICIPAL BONDS (Cost $6,752,160)		9,032,428

RESIDENTIAL MORTGAGE BACKED SECURITIES — 17.6%
Collateralized Mortgage Obligations — 1.7%
Fannie Mae REMICs• 0.611%, 11/25/39	4,955	4,961,047
Freddie Mac REMICs• 0.549%, 05/15/37	4,475	4,493,485

		9,454,532

Fannie Mae Pool — 6.6%
5.000%, 07/01/23	1,456	1,579,119
2.875%, 04/01/34•	581	617,565
2.815%, 07/01/36•	725	770,192
2.394%, 08/01/36•	715	762,786
3.974%, 05/01/37•	517	551,711
4.000%, 08/01/39	5,295	5,680,322
4.000%, 11/01/40	5,092	5,463,838
3.500%, 12/01/40	10,089	10,765,291
3.500%, 01/01/41	8,163	8,709,925
3.500%, 03/01/41	2,208	2,355,403

		37,256,152

Freddie Mac Gold Pool — 3.4%
3.000%, 01/01/26	6,654	6,990,632
3.500%, 12/01/40	6,254	6,655,164
3.500%, 01/01/41	3,959	4,212,956
3.500%, 02/01/41	1,128	1,200,240

		19,058,992

Ginnie Mae Pool — 5.9%
6.000%, 10/15/38	1,157	1,291,578
6.000%, 10/15/38	950	1,060,434
4.000%, 04/15/39	6,906	7,600,297
4.000%, 06/15/39	4,994	5,495,761
4.500%, 02/15/40	8,032	8,808,261
3.500%, 10/20/41	8,197	8,917,320
9.000%, 10/15/30	8	8,197

		33,181,848

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $90,850,211)		98,951,524

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Quality Bond Fund

	Par (000)	Value†
COMMERCIAL PAPER — 5.2%
Chemicals — 0.3%
Pall Corp. 0.380%, 01/03/13	$2,000	$1,999,958

Electric — 0.4%
Kentucky Utilities 0.350%, 01/10/13	2,000	1,999,825

Electronics — 0.3%
Tyco Electronics 0.370%, 01/02/13	2,000	1,999,979

Energy-Alternate Sources — 1.9%
Kinder Morgan Energy 0.410%, 01/08/13	1,000	999,920
Peoples Gas Light 0.390%, 01/03/13	2,000	1,999,956
South Carol Fuel 0.360%, 01/03/13	2,000	1,999,960
Spectra Partners 0.650%, 01/02/13	2,000	1,999,964
Transcan Pipe 0.400%, 01/02/13	2,000	1,999,978
Westar 0.400%, 01/07/13	2,000	1,999,867

		10,999,645

Gas — 0.8%
Enterprise Products 0.380%, 01/15/13	1,499	1,498,778
National Fuel Gas Co. 0.400%, 01/17/13	1,000	999,822
South Jersey Gas 0.400%, 01/11/13	2,000	1,999,778

		4,498,378

Healthcare — 0.7%
Cigna Corp. 0.400%, 01/11/13	2,000	1,999,778
National Health Investors 0.370%, 01/04/13	2,000	1,999,938

		3,999,716

Mining — 0.4%
Rio Tinto America 0.430%, 01/07/13	2,000	1,999,857

Oil & Gas Services — 0.4%
Noble Corp. 0.420%, 01/08/13	2,000	1,999,837

TOTAL COMMERCIAL PAPER (Cost $29,497,195)		29,497,195

U.S. TREASURY OBLIGATIONS — 29.8%
U.S. Treasury Bond 6.250%, 08/15/23	1,350	1,935,563
5.500%, 08/15/28	2,800	3,957,187
3.500%, 02/15/39	7,320	8,275,033

	Par (000)	Value†

U.S. Treasury Bond — (continued)
4.375%, 05/15/40	$100	$130,172
3.125%, 11/15/41	1,000	1,046,719
2.750%, 11/15/42	5,000	4,817,190
U.S. Treasury Note 0.250%, 11/30/13	5,000	5,002,930
1.750%, 01/31/14	6,000	6,100,080
1.875%, 02/28/14	7,000	7,134,806
4.250%, 11/15/14	5,000	5,371,290
4.000%, 02/15/15	10,900	11,754,974
2.125%, 12/31/15	11,100	11,680,153
2.625%, 02/29/16	5,000	5,350,390
1.500%, 07/31/16	4,000	4,147,500
0.875%, 12/31/16	3,750	3,801,562
0.625%, 08/31/17	12,000	11,988,744
0.625%, 11/30/17	14,000	13,955,158
2.375%, 06/30/18	4,300	4,660,125
2.750%, 02/15/19	9,800	10,851,207
3.125%, 05/15/19	6,550	7,417,875
3.375%, 11/15/19	475	546,139
1.000%, 11/30/19	11,100	10,994,206
2.000%, 11/15/21	2,200	2,283,360
2.000%, 02/15/22	4,400	4,550,220
1.625%, 08/15/22	6,000	5,960,628
3.125%, 02/15/42	8,145	8,516,616
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	6,045,023

TOTAL U.S. TREASURY OBLIGATIONS (Cost $158,516,874)		168,274,850

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 20.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	101,829,619	101,829,619
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	312	312
Fidelity Institutional Prime Money Market Portfolio	714	714
Fidelity Institutional Prime Money Market Portfolio - Class I	271	271
Wells Fargo Advantage Government Money Market Fund - Institutional Class	13,144,891	13,144,891
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $114,976,256)		114,976,256

TOTAL INVESTMENTS — 100.0% (Cost $531,906,690)		$563,665,645

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Quality Bond Fund

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
+	Effective Yield. The interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Plc — Public Limited Company.

REMICs — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$168,274,850	$—	$168,274,850	$—
AGENCY OBLIGATIONS	12,005,384	—	12,005,384	—
ASSET BACKED SECURITIES	15,010,258	—	15,010,258	—
COMMERCIAL MORTGAGE BACKED SECURITIES	5,409,137	—	5,409,137	—
CORPORATE BONDS	108,393,213	—	108,393,213	—
MUNICIPAL NOTE	2,115,400	—	2,115,400	—
MUNICIPAL BONDS	9,032,428	—	9,032,428	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	98,951,524	—	98,951,524	—
COMMERCIAL PAPER	29,497,195	—	29,497,195	—
SHORT-TERM INVESTMENTS	114,976,256	114,976,256	—	—

TOTAL INVESTMENTS	$563,665,645	$114,976,256	$448,689,389	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 1.2%
Auto Parts & Equipment — 0.1%
TRW Automotive Holdings Corp.*	5,125	$274,751

Electric — 0.1%
The AES Corp.	19,675	210,523

Media — 0.1%
Liberty Global, Inc. Class A*	4,100	258,259

Oil & Gas — 0.4%
EQT Corp.	3,325	196,108
PBF Energy, Inc.*	10,000	290,500
Range Resources Corp.	2,500	157,075

		643,683

Real Estate — 0.2%
Realogy Holdings Corp.*	6,900	289,524

Retail — 0.1%
Dollar General Corp.*	5,400	238,086

Telecommunications — 0.2%
Crown Castle International Corp.*	1,750	126,280
Ziggo N.V.	4,925	160,960

		287,240

TOTAL COMMON STOCKS (Cost $1,974,466)		2,202,066

PREFERRED STOCKS — 0.8%
Auto Manufacturers — 0.3%
General Motors Co. CONV	10,450	461,158

Banks — 0.5%
Ally Financial, Inc.144A @	500	491,078
GMAC Capital Trust I	17,375	463,044

		954,122

Media — 0.0%
Spanish Broadcasting System, Inc.*^	182	72,800

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV*^~	725	0

TOTAL PREFERRED STOCKS (Cost $1,340,376)		1,488,080

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp. (Cost $73,106)	$1,000	106,246

CORPORATE BONDS — 88.7%
Advertising — 0.5%
inVentiv Health, Inc. 144A @
10.000%, 08/15/18	225	194,062
10.250%, 08/15/18	200	172,500

	Par (000)	Value†

Advertising — (continued)
Lamar Media Corp.
5.875%, 02/01/22	$150	$162,750
5.000%, 05/01/23 144A @	275	282,562
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	136,563

		948,437

Aerospace & Defense — 0.8%
Ducommun, Inc. 9.750%, 07/15/18	300	322,500
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	350	384,125
Silver II Borrower 144A @ 7.750%, 12/15/20	225	232,875
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	80,250
TransDigm, Inc. 7.750%, 12/15/18	375	414,844

		1,434,594

Airlines — 0.7%
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	44	50,622
Continental Airlines 2009-2 Class B Pass-Through-Trust^ 9.250%, 05/10/17	36	39,609
Continental Airlines 2012-3 Class C Pass Thru Certificates 144A @ 6.125%, 04/29/18	325	327,437
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	600	630,000
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	75,563
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/25	75	76,313
US Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21	35	35,875

		1,235,419

Apparel — 0.3%
Hanesbrands, Inc. 6.375%, 12/15/20	250	275,000
Levi Strauss & Co. 6.875%, 05/01/22	200	214,500
Wolverine World Wide, Inc. 144A @ 6.125%, 10/15/20	100	105,000

		594,500

Auto Manufacturers — 0.9%
Chrysler Group LLC 8.000%, 06/15/19	400	436,000
8.250%, 06/15/21	925	1,017,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Manufacturers — (continued)
Navistar International Corp. 8.250%, 11/01/21	$175	$168,875

		1,622,375

Auto Parts & Equipment — 1.3%
Allison Transmission, Inc. 144A @ 7.125%, 05/15/19	350	373,625
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	175	177,625
Conti-Gummi Finance BV 144A @ 8.500%, 07/15/15	150	213,748
Delphi Corp. 5.875%, 05/15/19	75	80,438
6.125%, 05/15/21	100	111,000
Pittsburgh Glass Works LLC 144A @ 8.500%, 04/15/16	100	92,000
Schaeffler Finance BV 144A @ 7.750%, 02/15/17	200	222,000
8.500%, 02/15/19	400	452,000
The Goodyear Tire & Rubber Co. 8.250%, 08/15/20	250	274,375
8.750%, 08/15/20	100	115,250
7.000%, 05/15/22	250	268,125

		2,380,186

Banks — 3.3%
Ally Financial, Inc. 4.625%, 06/26/15	525	547,300
5.500%, 02/15/17	575	615,114
6.250%, 12/01/17	375	415,206
7.500%, 09/15/20	325	392,437
8.000%, 11/01/31	300	379,875
CIT Group, Inc. 4.250%, 08/15/17	350	360,410
5.250%, 03/15/18	125	133,750
6.625%, 04/01/18 144A @	500	565,000
5.500%, 02/15/19 144A @	975	1,062,750
5.375%, 05/15/20	300	327,750
5.000%, 08/15/22	350	373,211
Provident Funding Associates LP 144A @ 10.250%, 04/15/17	200	220,500
10.125%, 02/15/19	100	105,500
Synovus Financial Corp. 5.125%, 06/15/17	350	346,500
7.875%, 02/15/19	100	111,000

		5,956,303

Beverages — 0.3%
Constellation Brands, Inc. 6.000%, 05/01/22	300	343,500
4.625%, 03/01/23	125	130,625

		474,125

Building Materials — 2.7%
Ainsworth Lumber Co. Ltd. 144A @ 7.500%, 12/15/17	100	104,750

	Par (000)	Value†

Building Materials — (continued)
Associated Materials LLC 9.125%, 11/01/17	$500	$507,500
Building Materials Corp. of America 144A @ 6.750%, 05/01/21	250	276,250
Cemex Espana Luxembourg 144A @ 9.250%, 05/12/20	325	352,625
Cemex Finance LLC 144A @ 9.500%, 12/14/16	335	364,312
Cemex S.A.B. de C.V. 144A @ 9.000%, 01/11/18	325	351,813
Isabelle Acquisition Sub, Inc. 144A @ 10.000%, 11/15/18	125	135,625
Lafarge S.A. 6.750%, 12/16/19	250	373,053
Masco Corp. 6.125%, 10/03/16	150	165,681
5.850%, 03/15/17	200	217,660
Nortek, Inc. 10.000%, 12/01/18	300	333,750
8.500%, 04/15/21	350	388,500
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	255,375
Summit Materials LLC 144A @ 10.500%, 01/31/20	250	268,750
Texas Industries, Inc. 9.250%, 08/15/20	200	214,500
USG Corp. 9.750%, 01/15/18	450	509,625
8.375%, 10/15/18 144A @	50	55,500

		4,875,269

Chemicals — 2.5%
Ashland, Inc. 144A @ 4.750%, 08/15/22	225	234,000
Celanese U.S. Holdings LLC 4.625%, 11/15/22	450	471,375
Hexion US Finance Corp. 9.000%, 11/15/20	100	91,250
Huntsman International LLC 8.625%, 03/15/20	75	84,938
8.625%, 03/15/21	75	85,688
Ineos Finance Plc 144A @ 9.000%, 05/15/15	200	212,500
8.375%, 02/15/19	375	404,062
LyondellBasell Industries N.V. 5.000%, 04/15/19	300	331,500
Momentive Performance Materials, Inc. 8.875%, 10/15/20 144A @	125	126,250
9.000%, 01/15/21	250	182,500
PolyOne Corp. 7.375%, 09/15/20	150	163,875
PQ Corp. 144A @ 8.750%, 05/01/18	475	498,750
Rain CII Carbon LLC 144A @ 8.250%, 01/15/21	200	204,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — (continued)
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	$600	$621,000
Styrolution Group GmbH 144A @ 7.625%, 05/15/16	275	378,415
Tronox Finance LLC 144A @ 6.375%, 08/15/20	275	277,750

		4,368,353

Coal — 1.3%
Consol Energy, Inc. 8.000%, 04/01/17	375	405,937
Foresight Energy LLC 144A @ 9.625%, 08/15/17	550	588,500
Peabody Energy Corp.
7.375%, 11/01/16	300	343,500
6.000%, 11/15/18	75	79,688
Penn Virginia Resource Partners LP
8.250%, 04/15/18	425	450,500
8.375%, 06/01/20 144A @	375	404,062

		2,272,187

Commercial Services — 3.5%
Alliance Data Systems Corp. 144A @
5.250%, 12/01/17	275	279,125
6.375%, 04/01/20	275	292,875
ARAMARK Holdings Corp. PIK 144A @ 8.625%, 05/01/16	250	255,940
Ashtead Capital, Inc. 144A @ 6.500%, 07/15/22	125	135,625
Avis Budget Car Rental LLC 9.625%, 03/15/18	50	55,750
Ceridian Corp. 144A @ 8.875%, 07/15/19	125	135,625
CoreLogic, Inc. 7.250%, 06/01/21	350	380,625
DP World Ltd. 144A @ 6.850%, 07/02/37	210	245,962
Europcar Groupe S.A. 144A @ 11.500%, 05/15/17	300	417,173
FTI Consulting, Inc.
6.750%, 10/01/20	75	80,063
6.000%, 11/15/22 144A @	200	207,000
Garda World Security Corp. 144A @ 9.750%, 03/15/17	25	26,188
H&E Equipment Services, Inc. 144A @ 7.000%, 09/01/22	150	159,750
HDTFS, Inc. 144A @ 6.250%, 10/15/22	675	718,875
Igloo Holdings Corp. 144A @ 8.250%, 12/15/17	175	172,812
iPayment, Inc. 10.250%, 05/15/18	300	240,750
Iron Mountain, Inc. 5.750%, 08/15/24	175	177,187
Jaguar Holding Co. I 144A @ 9.375%, 10/15/17	100	105,000

	Par (000)	Value†

Commercial Services — (continued)
Laureate Education, Inc. 144A @ 9.250%, 09/01/19	$500	$522,500
Nord Anglia Education UK Holdings Plc 144A @ 10.250%, 04/01/17	200	221,000
Pharmaceutical Product Development, Inc. 144A @ 9.500%, 12/01/19	350	397,250
ServiceMaster Co. 8.000%, 02/15/20	125	130,313
TransUnion Holding Co., Inc. 144A @ 8.125%, 06/15/18	150	154,875
United Rentals North America, Inc. 6.125%, 06/15/23	175	184,625
UR Merger Sub Corp. 144A @ 5.750%, 07/15/18	150	161,625
Verisure Holding AB 144A @ 8.750%, 09/01/18	300	431,626

		6,290,139

Computers — 0.7%
iGate Corp. 9.000%, 05/01/16	750	812,812
NCR Corp. 144A @
4.625%, 02/15/21	25	25,000
5.000%, 07/15/22	75	76,219
SunGard Data Systems, Inc. 144A @ 6.625%, 11/01/19	250	255,625

		1,169,656

Distribution & Wholesale — 0.5%
HD Supply, Inc. 144A @
8.125%, 04/15/19	375	427,500
11.000%, 04/15/20	225	265,500
11.500%, 07/15/20	200	225,250

		918,250

Diversified Financial Services — 6.2%
AerCap Aviation Solutions BV 6.375%, 05/30/17	225	236,250
Air Lease Corp.
4.500%, 01/15/16 144A @	250	252,500
5.625%, 04/01/17	375	397,500
Aircastle Ltd.
6.750%, 04/15/17	425	454,750
9.750%, 08/01/18	275	310,750
6.250%, 12/01/19 144A @	350	364,875
7.625%, 04/15/20	25	27,938
Boyd Acquisition Sub LLC 144A @ 8.375%, 02/15/18	200	208,000
CNH Capital LLC 6.250%, 11/01/16	425	468,562
E*TRADE Financial Corp.
6.750%, 06/01/16	375	394,687
6.000%, 11/15/17	75	76,688
6.375%, 11/15/19	350	358,750

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
Fiat Industrial Finance Europe S.A. 6.250%, 03/09/18	$275	$406,547
Ford Motor Credit Co. LLC 5.000%, 05/15/18	375	413,788
General Motors Financial Co., Inc.
4.750%, 08/15/17 144A @	375	394,309
6.750%, 06/01/18	150	172,077
Icahn Enterprises LP 8.000%, 01/15/18	700	751,625
International Lease Finance Corp.
4.875%, 04/01/15	200	207,016
5.750%, 05/15/16	275	289,874
8.875%, 09/01/17	425	499,409
8.625%, 01/15/22	225	277,875
International Lease Finance Corp. 144A 6.500%, 09/01/14 @	215	229,513
Nationstar Mortgage LLC 144A @
9.625%, 05/01/19	250	281,250
9.625%, 05/01/19	100	112,000
Neuberger Berman Group LLC 144A @
5.625%, 03/15/20	225	235,688
5.875%, 03/15/22	200	212,000
Numericable Finance & Co. SCA 144A @ 12.375%, 02/15/19	200	311,510
Nuveen Investments, Inc. 144A @ 9.125%, 10/15/17	625	614,062
SLM Corp.
5.375%, 05/15/14	300	313,654
5.050%, 11/14/14	100	104,966
6.250%, 01/25/16	375	407,812
6.000%, 01/25/17	225	243,563
4.625%, 09/25/17	375	383,907
8.450%, 06/15/18	400	468,000
Springleaf Finance Corp. 6.900%, 12/15/17	275	246,125

		11,127,820

Electric — 1.9%
Calpine Corp. 144A @
7.875%, 07/31/20	491	551,147
7.500%, 02/15/21	266	293,930
CMS Energy Corp. 5.050%, 03/15/22	130	144,881
DPL, Inc.
6.500%, 10/15/16	300	317,250
7.250%, 10/15/21	225	240,750
GenOn Energy, Inc.
7.875%, 06/15/17	550	607,750
9.500%, 10/15/18	850	1,003,000
NRG Energy, Inc. 144A @ 6.625%, 03/15/23	275	294,250

		3,452,958

Electrical Components & Equipment — 0.3%
Anixter, Inc.^ 10.000%, 03/15/14	125	135,938

	Par (000)	Value†

Electrical Components & Equipment — (continued)
Coleman Cable, Inc. 9.000%, 02/15/18	$200	$215,000
General Cable Corp. 144A @ 5.750%, 10/01/22	150	155,250

		506,188

Electronics — 0.1%
Techem GmbH 144A @ 6.125%, 10/01/19	100	141,565

Engineering & Construction — 0.6%
Aguila 3 S.A. 144A @
7.875%, 01/31/18	325	344,500
7.875%, 01/31/18	300	350,954
Dycom Investments, Inc. 7.125%, 01/15/21	275	290,812

		986,266

Entertainment — 2.7%
AMC Entertainment, Inc. 8.750%, 06/01/19	325	359,938
CCM Merger, Inc. 144A @ 9.125%, 05/01/19	300	302,250
Cedar Fair LP 9.125%, 08/01/18	300	337,500
Cinemark USA, Inc.
7.375%, 06/15/21	175	193,375
5.125%, 12/15/22 144A @	150	151,875
Graton Economic Development Authority 144A @ 9.625%, 09/01/19	400	428,500
Great Canadian Gaming Corp. 144A @ 6.625%, 07/25/22	150	156,454
MU Finance Plc 144A @ 8.375%, 02/01/17	241	261,948
National CineMedia LLC 6.000%, 04/15/22	175	185,500
Palace Entertainment Holdings LLC 144A @ 8.875%, 04/15/17	275	289,438
Regal Entertainment Group 9.125%, 08/15/18	325	362,375
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	350	378,437
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	450	474,750
Six Flags Entertainment Corp. 144A @ 5.250%, 01/15/21	350	350,000
Speedway Motorsports, Inc. 8.750%, 06/01/16	150	160,313
WMG Acquisition Corp.
11.500%, 10/01/18	150	173,250
6.000%, 01/15/21 144A @	150	158,250

		4,724,153

Environmental Control — 0.3%
Clean Harbors, Inc.
5.250%, 08/01/20	125	130,313
5.125%, 06/01/21 144A @	175	181,125

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Environmental Control — (continued)
Tervita Corp. 144A @ 9.750%, 11/01/19	$300	$289,500

		600,938

Food — 1.5%
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	165	177,375
Del Monte Corp. 7.625%, 02/15/19	825	860,062
Land O’ Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	268,125
Michael Foods Holding, Inc. 144A @ 8.500%, 07/15/18	200	204,000
Minerva Luxembourg S.A. 144A @ 12.250%, 02/10/22	200	239,500
Pinnacle Foods Finance LLC
9.250%, 04/01/15	168	170,520
8.250%, 09/01/17	400	426,000
U.S. Foodservice, Inc. 144A @ 8.500%, 06/30/19	400	408,000

		2,753,582

Forest Products & Paper — 1.1%
Boise Paper Holdings LLC
9.000%, 11/01/17	100	109,250
8.000%, 04/01/20	125	138,125
Cascades, Inc.
7.750%, 12/15/17	200	211,500
7.875%, 01/15/20	500	532,500
Clearwater Paper Corp. 7.125%, 11/01/18	100	109,000
Domtar Corp. 9.500%, 08/01/16	25	29,755
Mercer International, Inc. 9.500%, 12/01/17	325	343,688
Sappi Papier Holding GmbH 144A @
7.750%, 07/15/17	200	218,000
8.375%, 06/15/19	200	218,500

		1,910,318

Gas — 0.3%
Sabine Pass LNG LP
7.500%, 11/30/16	300	330,750
6.500%, 11/01/20 144A @	175	178,063

		508,813

Healthcare Products — 0.7%
Biomet, Inc. 144A @ 6.500%, 08/01/20	550	584,375
Hologic, Inc. 144A @ 6.250%, 08/01/20	175	188,562
Kinetic Concepts, Inc. 144A @ 10.500%, 11/01/18	150	157,313
Universal Hospital Services, Inc.
3.902%, 06/01/15	75	74,672
7.625%, 08/15/20 144A @	175	184,406

		1,189,328

	Par (000)	Value†

Healthcare Services — 3.7%
Aviv Healthcare Properties LP 7.750%, 02/15/19	$100	$106,000
Capella Healthcare, Inc. 9.250%, 07/01/17	350	375,375
Centene Corp. 5.750%, 06/01/17	225	241,875
Community Health Systems, Inc.
5.125%, 08/15/18	300	312,750
8.000%, 11/15/19	225	243,563
7.125%, 07/15/20	325	346,937
Crown Newco 3 Plc 144A @ 7.000%, 02/15/18	100	172,193
DaVita, Inc. 6.375%, 11/01/18	200	214,500
Fresenius Medical Care U.S. Finance II, Inc. 144A @
5.625%, 07/31/19	350	375,812
5.875%, 01/31/22	200	217,000
HCA Holdings, Inc. 6.250%, 02/15/21	275	281,875
HCA, Inc.
9.875%, 02/15/17	114	120,413
8.500%, 04/15/19	375	418,125
7.500%, 02/15/22	1,150	1,316,750
Health Management Associates, Inc. 7.375%, 01/15/20	50	54,000
IASIS Healthcare LLC 8.375%, 05/15/19	375	354,375
Kindred Healthcare, Inc. 8.250%, 06/01/19	250	243,125
LifePoint Hospitals, Inc. 6.625%, 10/01/20	100	108,000
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	362,375
Tenet Healthcare Corp.
6.250%, 11/01/18	425	466,437
8.875%, 07/01/19	25	28,000
Universal Health Services, Inc. 7.000%, 10/01/18	75	82,688
Vanguard Health Holding Co. II LLC 7.750%, 02/01/19	200	207,000
Vanguard Health Systems, Inc.^+ 9.439%, 02/01/16	11	8,250

		6,657,418

Holding Companies — 0.6%
Harbinger Group, Inc. 144A @ 7.875%, 07/15/19	300	297,375
KM Germany Holdings GmbH 144A @ 8.750%, 12/15/20	100	138,596
Ladder Capital Finance Holdings LLP 144A @ 7.375%, 10/01/17	200	205,500
Polish Television Holding BV STEP 144A @ 11.250%, 05/15/17	275	395,657
WaveDivision Escrow LLC 144A @ 8.125%, 09/01/20	75	77,625

		1,114,753

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Home Builders — 0.6%
Meritage Homes Corp. 7.000%, 04/01/22	$100	$108,750
Shea Homes LP 8.625%, 05/15/19	425	469,625
Standard Pacific Corp.
10.750%, 09/15/16	175	217,437
8.375%, 05/15/18	50	58,000
William Lyon Homes, Inc. 144A @ 8.500%, 11/15/20	275	286,000

		1,139,812

Home Furnishings — 0.2%
Sealy Mattress Co. 144A @ 10.875%, 04/15/16	87	92,220
Tempur-Pedic International, Inc. 144A @ 6.875%, 12/15/20	175	180,031

		272,251

Household Products & Wares — 0.4%
Central Garden & Pet Co. 8.250%, 03/01/18	150	158,625
Mead Products LLC 144A @ 6.750%, 04/30/20	200	210,000
Spectrum Brands Escrow Corp. 144A @
6.375%, 11/15/20	100	105,000
6.625%, 11/15/22	100	107,250
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	107,500
Yankee Acquisition Corp. 8.500%, 02/15/15	18	18,090

		706,465

Housewares — 0.4%
Bormioli Rocco Holdings S.A. 144A @ 10.000%, 08/01/18	475	666,166

Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc. 144A @ 7.875%, 12/15/20	150	150,000
Assured Guaranty Municipal Holdings, Inc. 144A @ 6.400%, 12/15/66	450	360,000
CNO Financial Group, Inc. 144A @ 6.375%, 10/01/20	250	260,000
Hub International Ltd. 144A @ 8.125%, 10/15/18	250	256,250
Onex USI Aquisition Corp. 144A @ 7.750%, 01/15/21	225	221,625

		1,247,875

Internet — 0.2%
Equinix, Inc. 7.000%, 07/15/21	300	333,000

Iron & Steel — 1.9%
AK Steel Corp. 7.625%, 05/15/20	200	174,000

	Par (000)	Value†

Iron & Steel — (continued)
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	$175	$119,875
ArcelorMittal
6.125%, 06/01/18	450	456,075
10.350%, 06/01/19	275	329,827
6.000%, 03/01/21	275	274,212
6.750%, 02/25/22	150	157,427
Ryerson, Inc. 144A @ 9.000%, 10/15/17	600	612,000
11.250%, 10/15/18	1,225	1,127,000
Steel Dynamics, Inc. 144A @ 6.125%, 08/15/19	150	159,000

		3,409,416

Leisure Time — 0.2%
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	53,755
Royal Caribbean Cruises Ltd. 5.250%, 11/15/22	325	343,688

		397,443

Lodging — 2.1%
Ameristar Casinos, Inc. 7.500%, 04/15/21	100	108,375
Boyd Gaming Corp.
9.125%, 12/01/18	250	255,000
9.000%, 07/01/20 144A @	225	221,625
Caesars Entertainment Operating Co., Inc.
5.625%, 06/01/15	200	175,000
8.500%, 02/15/20	75	74,437
Caesars Operating Escrow LLC 144A @ 9.000%, 02/15/20	275	275,000
Choice Hotels International, Inc. 5.750%, 07/01/22	150	166,125
CityCenter Holdings LLC 10.750%, 01/15/17	25	27,125
Downstream Development Authority 144A @ 10.500%, 07/01/19	150	162,000
Gaylord Entertainment Co. 6.750%, 11/15/14	200	200,000
MGM Resorts International
6.750%, 10/01/20 144A @	700	714,875
6.625%, 12/15/21	925	925,000
Station Casinos LLC 3.660%, 06/18/18	550	473,000

		3,777,562

Machinery — Construction & Mining — 0.4%
Terex Corp.
6.500%, 04/01/20	125	132,500
6.000%, 05/15/21	525	552,563

		685,063

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Machinery — Diversified — 0.5%
Case New Holland, Inc. 7.875%, 12/01/17	$250	$295,625
Columbus McKinnon Corp. 7.875%, 02/01/19	275	294,937
The Manitowoc Co., Inc.
8.500%, 11/01/20	125	140,313
5.875%, 10/15/22	225	225,000

		955,875

Media — 7.4%
AMC Networks, Inc. 4.750%, 12/15/22	425	427,125
Cablevision Systems Corp. 8.625%, 09/15/17	125	145,781
CCO Holdings LLC
7.375%, 06/01/20	50	55,500
6.625%, 01/31/22	625	682,812
5.125%, 02/15/23	625	623,437
Central European Media Enterprises Ltd. 144A @ 11.625%, 09/15/16	450	623,680
Cequel Communications Holdings I LLC 144A @
8.625%, 11/15/17	575	615,250
6.375%, 09/15/20	350	364,437
Clear Channel Communications, Inc.
4.900%, 05/15/15	375	318,750
7.250%, 10/15/27	100	50,000
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	75	74,813
7.625%, 03/15/20	350	352,625
CSC Holdings LLC 144A @ 6.750%, 11/15/21	150	166,313
Cyfrowy Polsat Finance AB 144A @ 7.125%, 05/20/18	100	144,865
DISH DBS Corp.
7.875%, 09/01/19	200	237,000
6.750%, 06/01/21	250	285,000
5.875%, 07/15/22	600	645,000
5.000%, 03/15/23 144A @	525	525,000
ION Media Networks, Inc. CONV 11.000%, 07/31/13	1	0
LIN Television Corp. 8.375%, 04/15/18	275	301,125
Mediacom Broadband LLC 144A @ 6.375%, 04/01/23	250	254,375
MPL 2 Acquisition Canco, Inc. 144A @ 9.875%, 08/15/18	200	187,000
Nexstar Broadcasting, Inc. 8.875%, 04/15/17	125	137,188
Sinclair Television Group, Inc. 144A @ 6.125%, 10/01/22	300	318,375
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	1,000	1,132,500
Starz LLC 144A @ 5.000%, 09/15/19	250	256,250
Truven Health Analytics, Inc. 144A @ 10.625%, 06/01/20	125	133,125

	Par (000)	Value†

Media — (continued)
TVN Finance Corp. II AB 144A @ 10.750%, 11/15/17	$50	$72,928
Unitymedia Hessen GmbH & Co. KG 144A @ 7.500%, 03/15/19	125	180,257
Unitymedia Kabel BW GmbH 144A @
9.625%, 12/01/19	150	221,654
9.500%, 03/15/21	300	458,850
Univision Communications, Inc. 144A @
6.875%, 05/15/19	175	182,000
7.875%, 11/01/20	950	1,028,375
8.500%, 05/15/21	850	877,625
6.750%, 09/15/22	325	335,563
Videotron Ltee 144A @ 6.875%, 07/15/21	325	357,771
WideOpenWest Finance LLC 144A @ 10.250%, 07/15/19	250	265,625
Ziggo Bond Co. BV 144A @ 8.000%, 05/15/18	100	145,195

		13,183,169

Metal Fabricate/Hardware — 0.3%
JMC Steel Group, Inc. 144A @ 8.250%, 03/15/18	300	313,500
Severstal Columbus LLC 10.250%, 02/15/18	275	289,438

		602,938

Mining — 1.0%
Aleris International, Inc. 144A @ 7.875%, 11/01/20	225	225,000
ALROSA Finance S.A. 144A @ 7.750%, 11/03/20	225	261,000
Eldorado Gold Corp. 144A @ 6.125%, 12/15/20	600	610,500
FMG Resources August 2006 Pty Ltd. 144A @ 7.000%, 11/01/15	150	157,500
Novelis, Inc. 8.750%, 12/15/20	175	195,125
Vulcan Materials Co. 7.500%, 06/15/21	300	342,000

		1,791,125

Miscellaneous Manufacturing — 0.4%
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	240,750
Koppers, Inc. 7.875%, 12/01/19	125	137,500
RBS Global, Inc. 8.500%, 05/01/18	300	325,125

		703,375

Office & Business Equipment — 1.0%
CDW LLC
12.535%, 10/12/17	823	879,581
8.000%, 12/15/18	25	27,656
8.500%, 04/01/19	750	811,875

		1,719,112

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — 6.0%
Antero Resources Finance Corp.
9.375%, 12/01/17	$175	$192,062
7.250%, 08/01/19	625	681,250
6.000%, 12/01/20 144A @	400	405,000
Atwood Oceanics, Inc. 6.500%, 02/01/20	150	161,250
Berry Petroleum Co.
6.750%, 11/01/20	25	26,875
6.375%, 09/15/22	750	780,000
Bill Barrett Corp.
7.625%, 10/01/19	500	527,500
7.000%, 10/15/22	375	386,250
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20	75	77,063
Chesapeake Oilfield Operating LLC 144A @ 6.625%, 11/15/19	175	164,938
Clayton Williams Energy, Inc. 7.750%, 04/01/19	375	373,594
Concho Resources, Inc.
7.000%, 01/15/21	150	167,250
5.500%, 04/01/23	275	288,062
Continental Resources, Inc. /OK 5.000%, 09/15/22	100	107,750
EPL Oil & Gas, Inc. 144A @ 8.250%, 02/15/18	25	25,688
Halcon Resources Corp. 144A @ 8.875%, 05/15/21	250	265,000
Laredo Petroleum, Inc.
9.500%, 02/15/19	75	83,813
7.375%, 05/01/22	300	325,500
Newfield Exploration Co.
6.875%, 02/01/20	270	288,900
5.750%, 01/30/22	600	660,000
OGX Austria GmbH 144A @ 8.500%, 06/01/18	275	247,500
Parker Drilling Co. 9.125%, 04/01/18	375	400,312
PDC Energy, Inc. 144A @ 7.750%, 10/15/22	575	589,375
Plains Exploration & Production Co. 6.750%, 02/01/22	50	56,125
Precision Drilling Corp.
6.625%, 11/15/20	275	295,625
6.500%, 12/15/21	75	79,875
QEP Resources, Inc. 5.250%, 05/01/23	275	294,250
Range Resources Corp.
6.750%, 08/01/20	325	352,625
5.000%, 08/15/22	100	104,500
SandRidge Energy, Inc.
7.500%, 03/15/21	150	160,500
7.500%, 02/15/23	100	107,000
SM Energy Co.
6.625%, 02/15/19	250	263,750
6.500%, 11/15/21	150	160,500
6.500%, 01/01/23	225	240,750

	Par (000)	Value†

Oil & Gas — (continued)
Swift Energy Co.
8.875%, 01/15/20	$225	$244,687
7.875%, 03/01/22 144A @	175	182,875
7.875%, 03/01/22	500	522,500
WPX Energy, Inc. 6.000%, 01/15/22	450	484,875

		10,775,369

Oil & Gas Services — 0.9%
Exterran Holdings, Inc. 7.250%, 12/01/18	325	344,500
Petroleum Geo-Services ASA 144A @ 7.375%, 12/15/18	500	540,000
SESI LLC
6.375%, 05/01/19	350	374,500
7.125%, 12/15/21	300	333,750

		1,592,750

Packaging and Containers — 2.2%
AEP Industries, Inc. 8.250%, 04/15/19	150	160,500
ARD Finance S.A. 144A @ 11.125%, 06/01/18	211	223,792
Ardagh Packaging Finance Plc 144A @ 9.250%, 10/15/20	450	646,845
Ball Corp. 7.375%, 09/01/19	100	111,250
Beverage Packaging Holdings Luxembourg II S.A. 144A @ 8.000%, 12/15/16	550	735,995
BWAY Holding Co. 10.000%, 06/15/18	150	166,500
Consolidated Container Co. LLC 144A @ 10.125%, 07/15/20	200	214,000
Exopack Holding Corp. 10.000%, 06/01/18	200	181,000
Graphic Packaging International, Inc.
9.500%, 06/15/17	175	189,000
7.875%, 10/01/18	200	221,000
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	125	142,813
Rexam Plc 6.750%, 06/29/67	350	486,235
Rock-Tenn Co. 144A @
4.450%, 03/01/19	60	64,733
4.900%, 03/01/22	40	43,227
Sealed Air Corp. 7.875%, 06/15/17	100	106,625
Tekni-Plex, Inc. 144A @ 9.750%, 06/01/19	200	218,000

		3,911,515

Pharmaceuticals — 0.9%
Capsugel FinanceCo SCA 144A @ 9.875%, 08/01/19	200	296,990
Elan Finance Plc 144A @ 6.250%, 10/15/19	700	731,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
Mylan, Inc. 144A @ 7.625%, 07/15/17	$125	$140,484
Sky Growth Acquisition Corp. 144A @ 7.375%, 10/15/20	100	99,500
Valeant Pharmaceuticals International 144A @ 6.375%, 10/15/20	75	80,438
VPI Escrow Corp. 144A @ 6.375%, 10/15/20	275	294,937

		1,643,849

Pipelines — 0.9%
Crosstex Energy LP 8.875%, 02/15/18	100	108,000
El Paso Corp.
8.250%, 02/15/16	100	111,659
6.500%, 09/15/20	25	28,228
7.800%, 08/01/31	100	116,595
7.750%, 01/15/32	325	381,873
Inergy Midstream LP 144A @ 6.000%, 12/15/20	100	103,250
Kinder Morgan Finance Co. LLC 144A @ 6.000%, 01/15/18	150	164,872
Regency Energy Partners LP
6.875%, 12/01/18	175	190,750
5.500%, 04/15/23	175	186,813
Rockies Express Pipeline LLC 144A @ 6.850%, 07/15/18	25	26,125
Targa Resources Partners LP 144A @ 6.375%, 08/01/22	225	245,250

		1,663,415

Real Estate — 0.7%
CB Richard Ellis Services, Inc.
11.625%, 06/15/17	125	137,500
6.625%, 10/15/20	175	191,406
iStar Financial, Inc. 7.125%, 02/15/18	125	127,344
MPT Operating Partnership LP
6.875%, 05/01/21	225	244,125
6.375%, 02/15/22	125	131,250
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	175	190,313
Realogy Group LLC 144A @ 9.000%, 01/15/20	100	115,000
Reckson Operating Partnership LP 6.000%, 03/31/16	75	82,232

		1,219,170

Retail — 5.4%
99 Cents Only Stores 11.000%, 12/15/19	225	256,500
Academy Ltd. 144A @ 9.250%, 08/01/19	475	527,250
AmeriGas Finance LLC
6.750%, 05/20/20	125	137,188
7.000%, 05/20/22	225	250,312

	Par (000)	Value†

Retail — (continued)
Best Buy Co., Inc. 3.750%, 03/15/16	$150	$140,250
CDR DB Sub, Inc. 144A @ 7.750%, 10/15/20	275	274,312
CKE Restaurants, Inc. 11.375%, 07/15/18	243	279,450
Claire’s Stores, Inc.
9.625%, 06/01/15 PIK	129	119,224
9.000%, 03/15/19 144A @	650	697,125
DineEquity, Inc. 9.500%, 10/30/18	750	852,187
Dollar General Corp. 4.125%, 07/15/17	255	267,750
Ferrellgas LP
9.125%, 10/01/17	125	135,313
6.500%, 05/01/21	450	445,500
Fiesta Restaurant Group, Inc. 8.875%, 08/15/16	200	213,750
Jo-Ann Stores Holdings, Inc. 144A @ 9.750%, 10/15/19	325	327,844
Jo-Ann Stores, Inc. 144A @ 8.125%, 03/15/19	300	305,250
New Academy Finance Co. LLC 144A @ 8.000%, 06/15/18	400	405,000
Party City Holdings, Inc. 144A @ 8.875%, 08/01/20	350	375,375
Penske Automotive Group, Inc. 144A @ 5.750%, 10/01/22	200	206,000
PVH Corp. 4.500%, 12/15/22	250	252,500
QVC, Inc. 144A @
7.125%, 04/15/17	250	262,171
7.500%, 10/01/19	225	248,247
RadioShack Corp.
2.500%, 08/01/13 144A @	175	160,563
6.750%, 05/15/19	125	78,750
Rite Aid Corp.
9.500%, 06/15/17	600	626,250
9.250%, 03/15/20	375	399,375
7.700%, 02/15/27	175	149,625
Sonic Automotive, Inc. 144A @ 7.000%, 07/15/22	150	164,250
The Pantry, Inc. 144A @ 8.375%, 08/01/20	175	182,875
Wok Acquisition Corp. 144A @ 10.250%, 06/30/20	800	851,000

		9,591,186

Savings & Loans — 0.2%
Amsouth Bank 5.200%, 04/01/15	250	261,250

Semiconductors — 0.6%
Advanced Micro Devices, Inc.
6.000%, 05/01/15 CONV	175	163,725
7.500%, 08/15/22 144A @	325	267,312

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — (continued)
MEMC Electronic Materials, Inc. 7.750%, 04/01/19	$475	$399,000
Sensata Technologies BV 144A @ 6.500%, 05/15/19	300	319,500

		1,149,537

Software — 2.6%
Epicor Software Corp. 8.625%, 05/01/19	225	236,250
Fidelity National Information Services, Inc.
7.625%, 07/15/17	75	81,563
7.875%, 07/15/20	150	169,687
First Data Corp.
7.375%, 06/15/19 144A @	450	465,750
8.875%, 08/15/20 144A @	275	299,750
6.750%, 11/01/20 144A @	325	328,250
12.625%, 01/15/21	1,725	1,815,562
Infor U.S., Inc.
11.500%, 07/15/18	100	117,000
9.375%, 04/01/19	300	336,750
JDA Software Group, Inc. 8.000%, 12/15/14	125	130,313
MedAssets, Inc. 8.000%, 11/15/18	325	352,625
Nuance Communications, Inc. 144A @ 5.375%, 08/15/20	225	235,125

		4,568,625

Storage & Warehousing — 0.3%
Algeco Scotsman Global Finance Plc 144A @ 8.500%, 10/15/18	425	439,875

Telecommunications — 10.3%
Altice Financing S.A. 144A @ 7.875%, 12/15/19	200	211,500
Altice Finco S.A. 144A @ 9.875%, 12/15/20	200	215,500
CC Holdings GS LLC 144A @ 7.750%, 05/01/17	175	185,815
Clearwire Communications LLC 144A @ 12.000%, 12/01/17	225	265,500
CommScope, Inc. 144A @ 8.250%, 01/15/19	800	876,000
Cricket Communications, Inc. 7.750%, 10/15/20	400	408,000
Crown Castle International Corp. 144A @ 5.250%, 01/15/23	500	535,000
Digicel Group Ltd. 144A @
8.250%, 09/01/17	225	240,750
10.500%, 04/15/18	200	220,000
8.250%, 09/30/20	400	440,000
Earthlink, Inc. 8.875%, 05/15/19	150	157,125
Eileme 1 AB PIK 144A @ 14.250%, 08/15/20	214	230,683
GCI, Inc. 6.750%, 06/01/21	200	196,000

	Par (000)	Value†

Telecommunications — (continued)
Goodman Networks, Inc. 144A @ 12.375%, 07/01/18	$225	$246,375
GTP Acquisition Partners I LLC 144A @ 7.628%, 06/15/16	250	263,548
Hughes Satellite Systems Corp.
6.500%, 06/15/19	350	385,875
7.625%, 06/15/21	325	369,687
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	75	81,563
7.250%, 10/15/20 144A @	150	162,750
Intelsat Luxembourg S.A. 11.250%, 02/04/17	675	713,812
ITC Deltacom, Inc. 10.500%, 04/01/16	48	51,360
Level 3 Communications, Inc.
11.875%, 02/01/19	225	259,313
8.875%, 06/01/19 144A @	100	106,500
Level 3 Financing, Inc.
9.375%, 04/01/19	475	530,812
7.000%, 06/01/20 144A @	125	130,625
8.625%, 07/15/20	250	277,500
Matterhorn Midco & Cy SCA 144A @ 7.750%, 02/15/20	325	437,566
NII Capital Corp.
8.875%, 12/15/19	275	218,625
7.625%, 04/01/21	450	340,875
PAETEC Holding Corp.
8.875%, 06/30/17	175	187,688
9.875%, 12/01/18	150	171,750
Sable International Finance Ltd. 144A @
7.750%, 02/15/17	150	160,500
8.750%, 02/01/20	200	229,000
Satmex Escrow S.A. de CV 9.500%, 05/15/17	25	26,250
SBA Telecommunications, Inc. 8.250%, 08/15/19	70	78,225
Sprint Capital Corp.
6.875%, 11/15/28	1,050	1,092,000
8.750%, 03/15/32	300	366,750
Sprint Nextel Corp.
9.125%, 03/01/17	400	471,000
9.000%, 11/15/18	1,025	1,265,875
11.500%, 11/15/21	200	272,000
6.000%, 11/15/22	400	411,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	300	320,250
Telenet Finance V Luxembourg SCA 144A @ 6.250%, 08/15/22	200	281,943
Telesat Canada 12.500%, 11/01/17	400	439,000
tw telecom holdings, inc. 144A @ 5.375%, 10/01/22	150	157,125
UPC Holding BV 144A @ 8.375%, 08/15/20	125	185,124

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
UPCB Finance V Ltd. 144A @ 7.250%, 11/15/21	$150	$165,000
UPCB Finance VI Ltd. 144A @ 6.875%, 01/15/22	225	243,563
VimpelCom Holdings BV 144A @ 7.504%, 03/01/22	450	515,812
West Corp.
8.625%, 10/01/18	475	497,562
7.875%, 01/15/19	175	181,125
Wind Acquisition Finance S.A. 144A @
11.750%, 07/15/17	425	445,187
7.250%, 02/15/18	275	278,438
7.250%, 02/15/18	200	201,000
Wind Acquisition Holdings Finance S.A. PIK 144A @ 12.250%, 07/15/17	509	519,190
Windstream Corp. 8.125%, 08/01/13	25	25,938
7.875%, 11/01/17	300	337,500

		18,284,454

Transportation — 0.6%
Florida East Coast Holdings Corp. PIK 10.500%, 08/01/17	128	126,702
Florida East Coast Railway Corp. 8.125%, 02/01/17	325	344,500
gategroup Finance (Luxembourg) S.A. 144A @ 6.750%, 03/01/19	100	140,641
Kansas City Southern de Mexico S.A. de CV 8.000%, 02/01/18	225	248,063
6.625%, 12/15/20	100	113,500
6.125%, 06/15/21	125	141,250

		1,114,656

Trucking and Leasing — 0.1%
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	125	128,125

TOTAL CORPORATE BONDS (Cost $149,678,219)		158,148,316

LOAN AGREEMENTS — 5.4%‡
Aerospace & Defense — 0.3%
Silver II Borrower S.C.A.• 5.000%, 12/13/19	500	504,375

Airlines — 0.3%
Delta Air Lines, Inc.• 5.500%, 04/20/17	496	500,251

Auto Manufacturers — 0.4%
Chrysler Group LLC• 6.000%, 05/24/17	496	506,007
Navistar, Inc.• 7.000%, 08/17/17	200	200,500

		706,507

	Par (000)	Value†

Chemicals — 0.3%
Ineos US Finance LLC• 6.500%, 05/04/18	$496	$501,073
PL Propylene LLC• 7.000%, 03/27/17	149	150,550

		651,623

Commercial Services — 0.3%
Pharmaceutical Product Development, Inc.• 6.250%, 12/05/18	496	503,595

Computers — 0.1%
CompuCom Systems, Inc.• 6.500%, 09/19/18	100	100,333

Diversified Financial Services — 0.2%
Nuveen Investments, Inc.• 8.250%, 02/28/19	425	432,174

Entertainment — 0.2%
Peninsula Gaming LLC• 5.750%, 11/20/17	400	404,500

Insurance — 0.2%
Asurion LLC• 5.500%, 05/24/18	375	378,469

Internet — 0.3%
Go Daddy Operating Co. LLC• 5.500%, 12/17/18	496	497,060

Lodging — 0.3%
Caesars Entertainment Operating Co., Inc.• 9.500%, 10/31/16	496	501,954

Media — 0.4%
Clear Channel Communications, Inc.• 3.862%, 01/29/16	325	267,872
WideOpenWest Finance LLC• 6.250%, 07/17/18	374	377,763
6.250%, 07/17/18	49	49,438

		695,073

Oil & Gas — 0.1%
Samson Investment Co.• 6.000%, 09/25/18	250	252,187

Pharmaceuticals — 0.1%
Par Pharmaceutical, Inc.• 5.000%, 09/30/19	175	174,236

Real Estate Investment Trusts — 0.1%
iStar Financial, Inc.• 5.750%, 10/15/17	169	169,824

Retail — 0.8%
Jo-Ann Stores, Inc.• 4.750%, 03/16/18	497	498,769
Party City Holdings, Inc.• 5.750%, 07/27/19	399	403,050
Pf Changs Cn Bistro• 5.250%, 06/22/19	499	504,984

		1,406,803

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Software — 0.7%
First Data Corp.• 5.211%, 03/24/17	$500	$490,390
MModal, Inc.• 6.750%, 08/16/19	175	167,293
RP Crown Parent LLC• 6.750%, 12/14/18	550	549,313

		1,206,996

Telecommunications — 0.3%
Syniverse Holdings, Inc.• 5.000%, 04/23/19	498	501,231

TOTAL LOAN AGREEMENTS‡ (Cost $9,449,972)		9,587,191

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	64,873	64,873
T. Rowe Price Reserve Investment Fund	6,663,945	6,663,945

TOTAL SHORT-TERM INVESTMENTS (Cost $6,728,818)		6,728,818

TOTAL INVESTMENTS — 100.0% (Cost $169,244,957)		$178,260,717

†	See Security Valuation Note.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2012. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2012 is $256,597.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2012 is $0.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2012††
United States	85%
Luxembourg	4
Canada	2
Netherlands	2
Bermuda	1
Ireland	1
United Kingdom	1
Other	4

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,202,066	$2,202,066	$—	$—
REAL ESTATE INVESTMENT TRUSTS	106,246	106,246	—	—
PREFERRED STOCKS
Auto Manufacturers	461,158	461,158	—	—
Banks	954,122	954,122	—	—
Media	72,800	—	72,800	—
Packaging and Containers	—	—	—	—
CORPORATE BONDS	158,148,316	—	158,148,316	—
LOAN AGREEMENTS	9,587,191	—	9,587,191	—
SHORT-TERM INVESTMENTS	6,728,818	6,728,818	—	—

TOTAL INVESTMENTS	$178,260,717	$10,452,410	$167,808,307	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 4.6%
Federal Home Loan Mortgage Corporation — 1.6%
0.609%, 05/15/39•	$6,582	$6,608,623
0.709%, 06/15/42•	2,436	2,456,648
0.709%, 06/15/42•	3,565	3,598,031
0.589%, 07/15/42•	3,706	3,725,501
0.709%, 07/15/42•	1,948	1,966,674
0.709%, 07/15/42•	2,827	2,857,241
0.709%, 07/15/42•	1,936	1,949,608
0.659%, 08/15/42•	1,546	1,559,806
0.659%, 08/15/42•	5,866	5,905,417
0.709%, 08/15/42•	1,186	1,197,186

		31,824,735

Federal National Mortgage Association — 3.0%
0.610%, 04/25/39•	2,959	2,970,702
0.610%, 08/25/39•	5,720	5,742,041
0.760%, 03/25/42•	1,905	1,927,227
0.610%, 07/25/42•	2,840	2,860,474
0.660%, 07/25/42•	2,631	2,647,021
0.660%, 08/25/42•	2,933	2,958,737
0.710%, 08/25/42•	2,665	2,694,108
0.590%, 09/25/42•	1,546	1,554,676
0.610%, 09/25/42•	3,129	3,146,091
0.660%, 09/25/42•	5,667	5,704,272
0.660%, 09/25/42•	3,253	3,275,604
0.660%, 09/25/42•	919	925,561
0.660%, 09/25/42•	5,181	5,225,410
0.610%, 10/25/42•	6,188	6,220,610
0.610%, 10/25/42•	8,183	8,228,593
0.610%, 10/25/42•	4,747	4,772,672

		60,853,799

TOTAL AGENCY OBLIGATIONS (Cost $92,288,603)		92,678,534

ASSET BACKED SECURITIES — 0.7%
Ally Master Owner Trust• 0.909%, 06/15/17	8,755	8,809,018
Ford Credit Auto Owner Trust 0.580%, 12/15/16	2,195	2,200,362
Honda Auto Receivables Owner Trust 0.560%, 05/15/16	2,135	2,137,413

TOTAL ASSET BACKED SECURITIES (Cost $13,084,861)		13,146,793

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
Government National Mortgage Association•
0.609%, 07/16/41	2,896	2,910,249
0.561%, 02/20/42	2,305	2,313,321
0.609%, 03/16/42	2,344	2,358,693
0.609%, 04/16/42	4,418	4,446,764

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,986,005)		12,029,027

	Number of Shares	Value†
COMMON STOCKS — 59.4%
Advertising — 0.7%
Omnicom Group, Inc.	280,000	$13,988,800

Aerospace & Defense — 3.1%
United Technologies Corp.	763,300	62,598,233

Agriculture — 1.7%
Altria Group, Inc.	337,600	10,607,392
Philip Morris International, Inc.	272,300	22,775,172

		33,382,564

Auto Manufacturers — 0.9%
General Motors Co.*	595,100	17,156,733

Auto Parts & Equipment — 2.9%
Delphi Automotive Plc*	551,300	21,087,225
Johnson Controls, Inc.	307,500	9,440,250
TRW Automotive Holdings Corp.*	527,100	28,257,831

		58,785,306

Banks — 4.2%
JPMorgan Chase & Co.	400,100	17,592,397
Northern Trust Corp.	264,200	13,252,272
State Street Corp.	686,900	32,291,169
U.S. Bancorp	702,800	22,447,432

		85,583,270

Beverages — 1.7%
Coca-Cola Enterprises, Inc.	165,900	5,264,007
PepsiCo, Inc.	433,800	29,684,934

		34,948,941

Chemicals — 0.8%
Potash Corp. of Saskatchewan, Inc.	389,500	15,848,755

Computers — 2.4%
Accenture Plc, Class A	84,100	5,592,650
Apple, Inc.	67,400	35,926,222
International Business Machines Corp.	30,900	5,918,895

		47,437,767

Cosmetics & Personal Care — 2.3%
Avon Products, Inc.	499,300	7,169,948
The Procter & Gamble Co.	584,682	39,694,061

		46,864,009

Diversified Financial Services — 3.4%
Invesco Ltd.	1,606,508	41,913,794
TD Ameritrade Holding Corp.	1,643,500	27,627,235

		69,541,029

Electric — 1.0%
Edison International	101,600	4,591,304
NRG Energy, Inc.	229,000	5,264,710
PG&E Corp.	262,400	10,543,232
Xcel Energy, Inc.	15,400	411,334

		20,810,580

Electronics — 6.8%
Agilent Technologies, Inc.	414,500	16,969,630
Honeywell International, Inc.	245,900	15,607,273
TE Connectivity Ltd.	886,325	32,900,384

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Thermo Fisher Scientific, Inc.	1,117,600	$71,280,528

		136,757,815

Food — 2.2%
General Mills, Inc.	476,628	19,260,537
Kellogg Co.	461,100	25,752,435

		45,012,972

Healthcare Products — 0.3%
DENTSPLY International, Inc.	130,900	5,184,949
Henry Schein, Inc.*	1,978	159,150

		5,344,099

Healthcare Services — 1.5%
Quest Diagnostics, Inc.	170,700	9,946,689
UnitedHealth Group, Inc.	356,300	19,325,712

		29,272,401

Insurance — 0.8%
Willis Group Holdings Plc	162,900	5,462,037
XL Group Plc	458,800	11,497,528

		16,959,565

Internet — 1.6%
Google, Inc., Class A*	46,400	32,914,768

Media — 1.3%
The McGraw-Hill Cos., Inc.	158,600	8,670,662
The Walt Disney Co.	340,000	16,928,600

		25,599,262

Miscellaneous Manufacturing — 3.3%
Actuant Corp., Class A	23,078	644,107
Danaher Corp.	1,185,778	66,284,990
Ingersoll-Rand Plc	6,000	287,760

		67,216,857

Oil & Gas — 2.3%
Anadarko Petroleum Corp.	93,700	6,962,847
Apache Corp.	153,800	12,073,300
Chevron Corp.	50,700	5,482,698
EOG Resources, Inc.	13,800	1,666,902
Exxon Mobil Corp.	172,800	14,955,840
Range Resources Corp.	87,500	5,497,625

		46,639,212

Packaging and Containers — 0.3%
Crown Holdings, Inc.*	186,600	6,868,746

Pharmaceuticals — 3.4%
AmerisourceBergen Corp.	359,400	15,518,892
Express Scripts Holding Co.*	52,100	2,813,400
McKesson Corp.	75,700	7,339,872
Pfizer, Inc.	1,725,508	43,275,741

		68,947,905

Pipelines — 1.7%
Spectra Energy Corp.	289,395	7,923,635
The Williams Cos., Inc.	794,870	26,024,044

		33,947,679

	Number of Shares	Value†

Retail — 3.3%
AutoZone, Inc.*	59,500	$21,088,585
Dollar General Corp.*	294,300	12,975,687
Kohl’s Corp.	111,300	4,783,674
Lowe’s Cos., Inc.	800,200	28,423,104

		67,271,050

Semiconductors — 1.1%
Texas Instruments, Inc.	708,500	21,920,990

Software — 2.9%
Autodesk, Inc.*	86,000	3,040,100
Fiserv, Inc.*	450,400	35,595,112
Microsoft Corp.	154,300	4,124,439
Oracle Corp.	469,600	15,647,072

		58,406,723

Telecommunications — 0.7%
AT&T, Inc.	72,900	2,457,459
Cisco Systems, Inc.	554,100	10,888,065

		13,345,524

Toys, Games & Hobbies — 0.6%
Hasbro, Inc.	329,500	11,829,050

Transportation — 0.2%
CSX Corp.	248,300	4,898,959

TOTAL COMMON STOCKS (Cost $967,857,007)		1,200,099,564

PREFERRED STOCKS — 1.6%
Auto Manufacturers — 0.4%
General Motors Co. CONV	163,000	7,193,190

Banks — 0.2%
U.S. Bancorp Series F	71,000	2,033,440
U.S. Bancorp Series G	90,000	2,496,600

		4,530,040

Diversified Financial Services — 0.4%
AMG Capital Trust I CONV	161,100	8,482,914

Electric — 0.5%
PPL Corp.	163,200	8,768,736
SCE Trust I	70,000	1,806,000

		10,574,736

Food — 0.1%
Heinz Finance Co. (H.J.) CONV 144A^	17	1,778,625

TOTAL PREFERRED STOCKS (Cost $31,692,503)		32,559,505

	Par (000)	Value†
CORPORATE BONDS — 10.7%
Advertising — 0.1%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	2,989,350

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Aerospace & Defense — 0.2%
United Technologies Corp.• 0.811%, 06/01/15	$4,725	$4,771,555

Agriculture — 0.0%
Reynolds American, Inc. 1.050%, 10/30/15	300	299,907

Airlines — 0.9%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	377	400,095
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	857	992,484
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	719	830,209
Continental Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/24	2,210	2,326,025
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 04/11/20	465	492,900
Continental Airlines, Inc. 4.500%, 01/15/15	5,431	7,834,217
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15^	890	934,500
Delta Air Lines 2011-1, Pass Through Trust 5.300%, 04/15/19	619	682,061
Delta Air Lines, Inc. 7.750%, 12/17/19^	683	781,559
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,231	2,414,855
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17^	307	320,973
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/25	295	300,162
US Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21	545	558,625

		18,868,665

Auto Parts & Equipment — 0.2%
Schaeffler Finance BV 144A @^
7.750%, 02/15/17	1,250	1,387,500
8.500%, 02/15/19	1,425	1,610,250

		2,997,750

Banks — 0.0%
CIT Group, Inc., 144A @ 5.250%, 04/01/14^	475	491,625
Regions Bank 7.500%, 05/15/18	90	108,563

	Par (000)	Value†

Banks — (continued)
Synovus Financial Corp. 5.125%, 06/15/17	$105	$103,950

		704,138

Beverages — 0.1%
Heineken NV^ 0.800%, 10/01/15	1,515	1,517,833

Coal — 0.2%
Peabody Energy Corp. CONV 4.750%, 12/15/41	3,399	3,273,662

Diversified Financial Services — 2.8%
American Honda Finance Corp•^ 0.468%, 04/08/14	900	899,837
American Honda Finance Corp. 144A @^
0.393%, 08/02/13•	1,935	1,934,894
1.000%, 08/11/15	2,585	2,599,572
Caterpillar Financial Services Corp. 0.700%, 11/06/15	1,585	1,580,952
CNH Capital LLC 6.250%, 11/01/16	700	771,750
E*TRADE Financial Corp.
6.750%, 06/01/16	275	289,437
6.000%, 11/15/17	575	587,937
6.375%, 11/15/19	2,350	2,408,750
Ford Motor Credit Co. LLC
7.000%, 10/01/13	2,000	2,090,200
8.000%, 06/01/14	2,100	2,289,813
3.875%, 01/15/15	4,530	4,724,079
2.750%, 05/15/15	2,300	2,347,311
2.500%, 01/15/16	2,190	2,216,987
4.250%, 02/03/17	1,340	1,435,530
6.625%, 08/15/17	1,675	1,957,181
5.000%, 05/15/18	1,800	1,986,185
International Lease Finance Corp. 144A @^
6.500%, 09/01/14	8,130	8,678,775
6.750%, 09/01/16	595	667,887
7.125%, 09/01/18	3,275	3,799,000
Janus Capital Group, Inc. STEP• 6.700%, 06/15/17	1,850	2,114,395
John Deere Capital Corp.
0.443%, 10/08/14•	3,845	3,846,380
0.700%, 09/04/15	1,800	1,799,950
Legg Mason, Inc. 144A 6.000%, 05/21/19@^	4,160	4,484,717

		55,511,519

Electric — 0.4%
Calpine Construction Finance Co. LP 144A 8.000%, 06/01/16 @^	2,800	2,975,000
Calpine Corp. 144A 7.500%, 02/15/21 @^	1,145	1,265,225

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
CMS Energy Corp.
6.550%, 07/17/17	$895	$1,055,250
8.750%, 06/15/19	415	539,923
Florida Power Corp 0.650%, 11/15/15	1,695	1,692,549
Otter Tail Corp. 9.000%, 12/15/16^	890	1,041,300

		8,569,247

Food — 0.1%
Campbell Soup Co.• 0.613%, 08/01/14	2,630	2,639,384

Healthcare Services — 0.1%
Fresenius Medical Care U.S. Finance II, Inc. 144A @^
5.625%, 07/31/19	750	805,312
5.875%, 01/31/22	425	461,125

		1,266,437

Internet — 0.2%
Amazon.Com, Inc. 0.650%, 11/27/15	3,950	3,947,618

Media — 0.3%
CCO Holdings LLC 7.250%, 10/30/17	850	926,500
The Walt Disney Co 0.450%, 12/01/15	1,475	1,467,734
Unitymedia Hessen GmbH & Co. KG 144A 7.500%, 03/15/19	860	1,240,167
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 144A
8.125%, 12/01/17	1,349	1,926,762
7.500%, 03/15/19 @^	575	632,500

		6,193,663

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp 0.700%, 12/20/15	1,775	1,776,507

Miscellaneous Manufacturing — 0.0%
RBS Global, Inc. 8.500%, 05/01/18	505	547,294

Oil & Gas — 1.8%
Concho Resources, Inc.
5.500%, 10/01/22	2,175	2,294,625
5.500%, 04/01/23	3,225	3,378,187
EP Energy LLC / Everest Acquisition Finance, Inc. 6.875%, 05/01/19	975	1,057,875
EQT Corp.
6.500%, 04/01/18	1,620	1,883,256
8.125%, 06/01/19	1,754	2,171,149
4.875%, 11/15/21	8,005	8,593,664

	Par (000)	Value†

Oil & Gas — (continued)
Laredo Petroleum, Inc.
9.500%, 02/15/19	$850	$949,875
7.375%, 05/01/22	500	542,500
Marathon Oil Corp 0.900%, 11/01/15	395	395,318
Plains Exploration & Production Co. 6.750%, 02/01/22	975	1,094,438
Questar Market Resources, Inc. 6.800%, 03/01/20	265	294,150
Range Resources Corp.
8.000%, 05/15/19	1,200	1,329,000
5.750%, 06/01/21	1,250	1,337,500
5.000%, 08/15/22	5,325	5,564,625
Shell International Finance Bv 0.625%, 12/04/15	3,100	3,111,126
SM Energy Co. 6.500%, 01/01/23	1,200	1,284,000
Total Capital International SA 0.750%, 01/25/16	1,445	1,439,512

		36,720,800

Packaging and Containers — 0.1%
Ball Corp. 7.375%, 09/01/19	50	55,625
Rexam Plc• 6.750%, 06/29/67	930	1,291,995

		1,347,620

Pharmaceuticals — 0.1%
Takeda Pharmaceutical Co. Ltd. 144A 1.031%, 03/17/15 @^	1,820	1,827,209

Pipelines — 0.0%
Oneok Partners LP 2.000%, 10/01/17	830	836,899

Real Estate — 0.1%
Host Hotels & Resorts LP
6.750%, 06/01/16	170	173,825
5.875%, 06/15/19	1,800	1,962,000

		2,135,825

Real Estate Investment Trusts — 0.0%
American Tower Corp. 4.625%, 04/01/15	200	212,592

Retail — 0.5%
AmeriGas Finance LLC
6.750%, 05/20/20	800	878,000
7.000%, 05/20/22	1,075	1,195,938
Costco Wholesale Corp 0.650%, 12/07/15	2,605	2,606,433
Dollar General Corp. 4.125%, 07/15/17	805	845,250
Rite Aid Corp. 10.375%, 07/15/16	1,225	1,295,437

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
Walgreen Co.
0.810%, 03/13/14•	$1,840	$1,842,515
1.000%, 03/13/15	1,840	1,841,549

		10,505,122

Semiconductors — 0.3%
Xilinx, Inc. CONV 3.125%, 03/15/37	4,265	5,403,222

Software — 0.1%
Autodesk Inc 1.950%, 12/15/17	1,760	1,751,253

Telecommunications — 2.0%
AT&T Inc 0.800%, 12/01/15	4,435	4,434,871
British Telecommunications PLC
1.434%, 12/20/13•	1,630	1,643,509
2.000%, 06/22/15	1,110	1,141,100
CC Holdings GS LLC 144A 7.750%, 05/01/17 @^	4,380	4,650,684
Cricket Communications, Inc. 7.750%, 10/15/20	1,470	1,499,400
Crown Castle International Corp. 7.125%, 11/01/19	2,840	3,138,200
Matterhorn Mobile SA 144A
5.405%, 05/15/19•^	375	415,118
6.750%, 05/15/19^	930	1,082,873
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,629,701
SBA Telecommunications, Inc. 8.250%, 08/15/19	133	148,628
Sprint Capital Corp. 6.900%, 05/01/19	300	327,000
Sprint Nextel Corp.
9.000%, 11/15/18 144A @^	6,790	8,385,650
11.500%, 11/15/21	450	612,000
UPCB Finance III Ltd. 144A 6.625%, 07/01/20 @^	1,790	1,917,537
UPCB Finance V Ltd. 144A 7.250%, 11/15/21 @^	3,980	4,378,000
UPCB Finance VI Ltd. 144A 6.875%, 01/15/22 @^	3,700	4,005,250

		39,409,521

TOTAL CORPORATE BONDS (Cost $202,881,995)		216,024,592

LOAN AGREEMENTS — 8.7%‡
Aerospace & Defense — 0.0%
Delos Aircraft Bank• 4.750%, 04/12/16	500	503,750

Auto Parts & Equipment — 0.5%
Federal Mogul Corp.
2.148%, 12/27/14 2.175%-2.1875%	2,696	2,477,168
2.148%, 12/28/15 2.1775%-2.1875%,•	8,319	7,642,692

		10,119,860

	Par (000)	Value†

Banks — 1.7%
Cedar Fair Bank• 4.000%, 12/15/17	$3,154	$3,180,581
Davitas Bank• 4.000%, 11/01/19	3,000	3,015,930
Flying Fortess Bank• 5.000%, 06/30/17	2,475	2,493,562
Intelsat Bank 4.500%, 04/02/18	22,000	22,169,620
Vantiv Bank 3.750%, 03/27/19	2,506	2,502,930

		33,362,623

Chemicals — 0.2%
PQ Corp. 5.250%, 05/08/17	4,850	4,873,571

Diversified Financial Services — 0.1%
Pinnacle Foods Finance LLC• 2.714%, 04/02/14	1,064	1,068,578
Pinncale Foods Bank• 4.750%, 10/17/18	645	649,499
Terra-Gen Finance Co., LLC• 6.500%, 06/22/17^	1,281	1,277,388

		2,995,465

Entertainment — 0.6%
Peninsula Gaming LLC 5.750%, 11/20/17	3,800	3,842,750
Station Casinos LLC 4.209%, 06/17/16	4,350	4,179,611
Stations Casino LLC 5.500%-6.500%, 09/28/19	4,165	4,186,676

		12,209,037

Food — 2.5%
Dunkin Brands, Inc.• 4.000%-5.250%, 11/23/17	46,758	47,084,414
Pinncale Foods LLC• 4.750%, 10/17/18	2,363	2,382,313

		49,466,727

Food Service — 0.3%
Dineequity, Inc.• 4.250%-5.250%, 10/19/17	4,992	5,027,724

Holding Companies — 0.2%
Formula One 6.000%, 04/30/19	2,978	3,017,258

Media — 0.4%
CCO Holdings LLC• 2.709%, 09/06/14	500	498,985
Charter Communications Operating LLC• 3.460%, 09/06/16	2,239	2,246,920
Univision Communications, Inc.• 4.459%, 03/31/17	5,475	5,379,986

		8,125,891

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Medical Instruments — 0.1%
Hologic, Inc.• 4.500%, 08/01/19	$2,943	$2,975,200

Metal Fabricate/Hardware — 0.2%
Schaeffler Finance Bv 6.000%, 01/27/17	4,800	4,836,672

Miscellaneous Manufacturing — 0.3%
Colfax Corp.• 4.500%, 01/11/19	5,346	5,378,557

Retail — 0.5%
Dollar General Corp.• 2.959%, 07/06/17	7,679	7,719,998
Rite Aid Corp.• 4.500%, 03/03/18	2,729	2,721,498

		10,441,496

Software — 0.1%
First Data Corp.• 5.211%, 03/24/17	2,736	2,683,799

Telecommunications — 1.0%
Crown Castle International Corp.• 4.000%, 01/31/19	10,530	10,578,142
SBA Communications Corp.• 3.750%, 06/30/18	936	939,063
Telesat Canada, Inc.
0.000%, 03/28/17	825	803,477
4.250%, 03/28/19•	8,318	8,376,427

		20,697,109

TOTAL LOAN AGREEMENTS (Cost $174,579,624)		176,714,739

	Number of Contracts	Value†
PURCHASED OPTIONS — 0.0%
Call Option — 0.0%
Avon Products, Inc., $20.00, 01/19/13* (Cost $22,585)	177	885

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,980,354	1,980,354
T. Rowe Price Reserve Investment Fund	274,394,221	274,394,221

TOTAL SHORT-TERM INVESTMENTS (Cost $276,374,575)		276,374,575

TOTAL INVESTMENTS — 100.0% (Cost $1,770,767,758)		2,019,628,214

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accent $70, 08/18/13	(199)	$(35,820)
Accent $72.50, 05/18/13	(198)	(21,780)
Accent $75, 05/18/13	(198)	(13,860)
Accent, $65, 01/19/13	(246)	(51,660)
Altria $35, 01/18/14	(374)	(23,936)
AT&T Inc., $32.00, 01/19/13	(4)	(620)
AT&T, $34, 01/19/13	(1)	(25)
AT&T, $35, 01/19/13	(724)	(3,620)
Chevron, $125, 01/18/14	(169)	(30,082)
Chevron, $130, 01/18/14	(169)	(19,097)
Chevron, $135, 01/18/14	(169)	(11,661)
Cisco, $17.50, 01/19/13	(3,766)	(802,158)
Cisco, $22, 01/19/13	(1,775)	(1,775)
Disney, $45, 01/19/13	(2)	(824)
Disney, $46, 01/19/13	(4)	(1,380)
Disney, $47, 01/19/13	(78)	(23,010)
Disney, $50, 01/19/13	(1,148)	(83,804)
Disney, $55, 01/19/13	(1,287)	(1,287)
EOG, $110, 01/19/13	(69)	(77,142)
EOG, $115, 01/19/13	(69)	(40,020)
Express, $60, 01/19/13	(22)	(242)
Exxon, $100, 01/18/14	(576)	(62,208)
Exxon, $105, 01/18/14	(576)	(28,800)
Exxon, $110, 01/18/14	(576)	(12,672)
GM $26, 03/16/13	(1,559)	(537,855)
GM $27, 01/18/14	(1,559)	(740,525)
GM $30, 01/18/14	(779)	(253,954)
Google, $650.00, 01/19/13	(103)	(616,970)
Ingersoll-Rand PLC, $40, 01/19/13	(60)	(47,400)
International Business Machines Corp., $200, 01/19/13	(309)	(14,214)
JPM $45, 01/18/14	(952)	(376,992)
JPMorgan, $50, 01/19/13	(2,822)	(8,466)
Kellogg Co., $55, 01/19/13	(970)	(82,450)
Kellogg Co., $60, 01/19/13	(603)	(3,015)
MHP $52.50, 05/18/13	(115)	(44,850)
Microsoft Corp., $30, 01/19/13	(1,543)	(4,629)
NRG Energy, $25, 01/18/14	(482)	(86,760)
NRG Energy, $25, 03/16/13	(483)	(21,735)
NRG, $27, 01/18/14	(482)	(55,430)
Oracle $32, 01/1814	(1,062)	(446,040)
Oracle $35, 01/18/14	(1,063)	(292,325)
Oracle $37, 01/18/14	(1,063)	(206,222)
P&G, $67.50, 01/19/13	(571)	(59,955)
PepsiCo, Inc., $70, 01/19/13	(1,079)	(23,738)
PepsiCo, Inc., $67.50, 01/19/13	(692)	(94,804)
PepsiCo, Inc., $70, 01/19/13	(199)	(4,378)
PepsiCo, Inc., $72.50 01/19/13	(1,104)	(2,208)
PepsiCo, Inc., $72.50, 01/19/13	(387)	(774)
Pfizer, $22.50, 01/19/13	(839)	(218,979)
PG, $65, 01/19/13	(2,893)	(795,575)
Procter and Gamble Co., $75, 01/18/14	(709)	(67,355)
Texas Instruments $35, 01/18/14	(3,332)	(446,488)
Texas Instruments, Inc., $40, 01/19/13	(777)	(777)
The Procter & Gamble Co., $70.00, 01/19/13	(306)	(5,508)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
USB $34, 06/22/13	(621)	$(60,858)
USB $35, 06/22/13	(621)	(42,228)
WMB $33, 02/16/13	(288)	(30,240)
WMB $35, 01/18/14	(288)	(60,480)
WMB $35, 05/18/13	(288)	(30,240)

TOTAL WRITTEN OPTIONS (Premiums $(7,123,163))		(7,131,900)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2012 is $67,007,718.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2012. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2012††
United States	94%
Bermuda	1
Canada	1
Cayman Islands	1
Switzerland	1
United Kingdom	1
Other	1

Total	100%

†† % of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,200,099,564	$1,200,099,564	$—	$—
PREFERRED STOCKS	32,559,505	32,559,505	—	—
AGENCY OBLIGATIONS	92,678,534	—	92,678,534	—
ASSET BACKED SECURITIES	13,146,793	—	13,146,793	—
COLLATERALIZED MORTGAGE OBLIGATIONS	12,029,027	—	12,029,027	—
CORPORATE BONDS	216,024,592	—	216,024,592	—
LOAN AGREEMENTS	176,714,739	—	176,714,739	—
PURCHASED OPTIONS	885	—	885	—
SHORT-TERM INVESTMENTS	276,374,575	276,374,575	—	—

TOTAL INVESTMENTS	$2,019,628,214	$1,509,033,644	$510,594,570	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(7,131,900)	$(3,324,759)	$(3,807,141)	$—

TOTAL LIABILITIES	$(7,131,900)	$(3,324,759)	$(3,807,141)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $29,757,986)	3,993,183	$42,727,061

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $23,735,236)	2,167,786	28,484,707

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $236,447)	236,447	236,447

TOTAL INVESTMENTS — 100.0% (Cost $53,729,669)		$71,448,215

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$42,727,061	$42,727,061	$—	$—
AFFILIATED FIXED INCOME FUNDS	28,484,707	28,484,707	—	—
SHORT-TERM INVESTMENTS	236,447	236,447	—	—

TOTAL INVESTMENTS	$71,448,215	$71,448,215	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 95.9%
Aerospace & Defense — 0.7%
The Boeing Co.	18,400	$1,386,624

Agriculture — 0.5%
Philip Morris International, Inc.	12,500	1,045,500

Airlines — 0.2%
United Continental Holdings, Inc.*	20,800	486,304

Apparel — 1.3%
NIKE, Inc., Class B	22,000	1,135,200
Prada S.p.A.	89,900	873,538
Ralph Lauren Corp.	4,300	644,656

		2,653,394

Banks — 0.4%
U.S. Bancorp	24,100	769,754

Beverages — 1.6%
Anheuser-Busch InBev N.V.	9,531	830,008
Monster Beverage Corp.*	14,800	782,624
Pernod-Ricard S.A.	5,745	666,544
The Coca-Cola Co.	32,900	1,192,625

		3,471,801

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc.*	15,100	1,416,531
Biogen Idec, Inc.*	12,700	1,862,709
Celgene Corp.*	10,000	787,200
Gilead Sciences, Inc.*	24,600	1,806,870
Regeneron Pharmaceuticals, Inc.*	5,400	923,778

		6,797,088

Chemicals — 3.4%
Ecolab, Inc.	18,600	1,337,340
Praxair, Inc.	33,600	3,677,520
The Sherwin-Williams Co.	14,200	2,184,244

		7,199,104

Commercial Services — 3.4%
Alliance Data Systems Corp.*	4,900	709,324
Mastercard, Inc., Class A	13,000	6,386,640

		7,095,964

Computers — 11.8%
Accenture Plc, Class A	34,100	2,267,650
Apple, Inc.	37,300	19,882,019
Cognizant Technology Solutions Corp., Class A*	7,200	533,160
EMC Corp.*	54,900	1,388,970
IHS, Inc., Class A*	7,600	729,600

		24,801,399

Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co.	9,500	993,130

Distribution & Wholesale — 2.3%
Fastenal Co.	61,500	2,871,435
Fossil, Inc.*	14,200	1,322,020
W.W. Grainger, Inc.	3,300	667,821

		4,861,276

	Number of Shares	Value†

Diversified Financial Services — 5.3%
American Express Co.	45,200	$2,598,096
Franklin Resources, Inc.	15,000	1,885,500
IntercontinentalExchange, Inc.*	4,900	606,669
Invesco Ltd.	60,700	1,583,663
Visa, Inc., Class A	29,200	4,426,136

		11,100,064

Electronics — 0.5%
Trimble Navigation Ltd.*	18,900	1,129,842

Food — 0.9%
Nestle S.A.	14,110	920,585
Whole Foods Market, Inc.	12,000	1,095,960

		2,016,545

Healthcare Products — 1.6%
Baxter International, Inc.	16,700	1,113,222
Covidien Plc	3,900	225,186
Edwards Lifesciences Corp.*	11,600	1,045,972
Stryker Corp.	17,400	953,868

		3,338,248

Healthcare Services — 0.6%
UnitedHealth Group, Inc.	22,300	1,209,552

Home Builders — 1.0%
D.R. Horton, Inc.	48,800	965,264
Lennar Corp., Class A	29,200	1,129,164

		2,094,428

Internet — 16.6%
Amazon.com, Inc.*	36,500	9,166,610
Baidu, Inc. ADR*	11,500	1,153,335
eBay, Inc.*	97,500	4,974,450
Facebook, Inc., Class A*	17,420	463,894
Google, Inc., Class A*	14,600	10,356,802
LinkedIn Corp., Class A*	12,400	1,423,768
priceline.com, Inc.*	7,900	4,907,480
Rackspace Hosting, Inc.*	15,100	1,121,477
Tencent Holdings Ltd.	19,200	629,697
TripAdvisor, Inc.*	14,200	595,832
Twitter, Inc.*^~	7,697	98,060

		34,891,405

Leisure Time — 0.9%
Carnival Plc	28,521	1,107,541
Harley-Davidson, Inc.	14,400	703,296

		1,810,837

Lodging — 2.0%
Las Vegas Sands Corp.	37,300	1,721,768
Marriott International, Inc., Class A	23,097	860,825
MGM Resorts International*	20,500	238,620
Starwood Hotels & Resorts Worldwide, Inc.	25,900	1,485,624

		4,306,837

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.5%
Deere & Co.	9,700	$838,274
Roper Industries, Inc.	17,000	1,895,160
The Babcock & Wilcox Co.	19,600	513,520

		3,246,954

Media — 0.9%
Charter Communications, Inc., Class A*	6,500	495,560
The Walt Disney Co.	27,300	1,359,267

		1,854,827

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	19,800	3,750,516

Miscellaneous Manufacturing — 2.4%
Danaher Corp.	89,300	4,991,870

Oil & Gas — 2.3%
EOG Resources, Inc.	14,300	1,727,297
EQT Corp.	7,200	424,656
Occidental Petroleum Corp.	5,100	390,711
Pioneer Natural Resources Co.	6,500	692,835
Range Resources Corp.	26,600	1,671,278

		4,906,777

Oil & Gas Services — 1.3%
FMC Technologies, Inc.*	28,400	1,216,372
Schlumberger Ltd.	21,100	1,462,019

		2,678,391

Pharmaceuticals — 4.0%
Allergan, Inc.	8,800	807,224
Catamaran Corp.*	20,402	961,138
Express Scripts Holding Co.*	17,100	923,400
McKesson Corp.	26,600	2,579,136
Novo Nordisk A/S, Class B	7,534	1,226,812
Onyx Pharmaceuticals, Inc.*	6,200	468,286
Valeant Pharmaceuticals International, Inc.*	22,900	1,368,733

		8,334,729

Pipelines — 0.6%
The Williams Cos., Inc.	39,400	1,289,956

Retail — 8.2%
AutoZone, Inc.*	5,200	1,843,036
CarMax, Inc.*	33,300	1,250,082
Chipotle Mexican Grill, Inc.*	5,700	1,695,522
Costco Wholesale Corp.	16,500	1,629,705
CVS Caremark Corp.	39,900	1,929,165
Dollar Tree, Inc.*	13,600	551,616
Lowe’s Cos., Inc.	23,300	827,616
PVH Corp.	5,100	566,151
Ross Stores, Inc.	18,300	990,945
Starbucks Corp.	48,100	2,579,122
The Home Depot, Inc.	39,900	2,467,815
Tractor Supply Co.	5,000	441,800
Yum! Brands, Inc.	6,900	458,160

		17,230,735

	Number of Shares	Value†

Semiconductors — 3.7%
Broadcom Corp., Class A*	40,200	$1,335,042
QUALCOMM, Inc.	86,400	5,358,528
Samsung Electronics Co. Ltd.	754	1,083,347

		7,776,917

Software — 3.0%
Akamai Technologies, Inc.*	24,200	990,022
Autodesk, Inc.*	18,200	643,370
Fiserv, Inc.*	6,900	545,307
Nuance Communications, Inc.*	25,900	578,088
Red Hat, Inc.*	23,800	1,260,448
Salesforce.com, Inc.*	14,200	2,387,020

		6,404,255

Telecommunications — 3.8%
Crown Castle International Corp.*	86,800	6,263,488
Juniper Networks, Inc.*	84,400	1,660,148

		7,923,636

Transportation — 3.7%
FedEx Corp.	11,100	1,018,092
J.B. Hunt Transport Services, Inc.	17,000	1,015,070
Kansas City Southern	21,600	1,803,168
Union Pacific Corp.	16,800	2,112,096
United Parcel Service, Inc., Class B	23,900	1,762,147

		7,710,573

TOTAL COMMON STOCKS (Cost $143,755,935)		201,559,232

PREFERRED STOCKS — 0.2%
Internet — 0.2%
Livingsocial, Series F CONV*^~	15,066	26,817
Twitter, Inc. Series A CONV*^~	20	255
Twitter, Inc. Series B CONV*^~+	5,772	73,535
Twitter, Inc. Series B CONV*^~+	312	3,975
Twitter, Inc. Series C CONV*^~+	1,566	19,951
Twitter, Inc. Series C CONV*^~+	80	1,019
Twitter, Inc. Series D CONV*^~	2,954	37,634
Twitter, Inc. Series F CONV*^~	1,040	13,250
Twitter, Inc. Series G-2 CONV*^~	12,129	154,523

TOTAL PREFERRED STOCKS (Cost $499,276)		330,959

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Diversified — 2.3%
American Tower Corp. (Cost $2,494,619)	61,400	4,744,378

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Growth Stock Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	3,421,648	$3,421,648
T. Rowe Price Reserve Investment Fund	1,004	1,004

TOTAL SHORT-TERM INVESTMENTS (Cost $3,422,652)		3,422,652

TOTAL INVESTMENTS — 100.0% (Cost $150,172,482)		$210,057,221

†	See Security Valuation Note.
^	Illiquid security. The total market value of illiquid securities at December 31, 2012 is $429,019.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2012 is $429,019.
+	Each series of preferred stock has a unique cusip.

ADR — American Depository Receipt.

CONV — Convertible Security.

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	93.4%	$196,242,226
Ireland	1.2%	2,492,836
France	1.0%	2,128,563
China	0.9%	1,783,032
Canada	0.7%	1,368,733
Denmark	0.6%	1,226,812
United Kingdom	0.5%	1,107,541
South Korea	0.5%	1,083,347
Switzerland	0.4%	920,585
Italy	0.4%	873,538
Belgium	0.4%	830,008

	100.0%	$210,057,221

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,386,624	$1,386,624	$—	$—
Agriculture	1,045,500	1,045,500	—	—
Airlines	486,304	486,304	—	—
Apparel	2,653,394	1,779,856	873,538	—
Banks	769,754	769,754	—	—
Beverages	3,471,801	1,975,249	1,496,552	—
Biotechnology	6,797,088	6,797,088	—	—
Chemicals	7,199,104	7,199,104	—	—
Commercial Services	7,095,964	7,095,964	—	—
Computers	24,801,399	24,801,399	—	—
Cosmetics & Personal Care	993,130	993,130	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS — (continued)
Distribution & Wholesale	$4,861,276	$4,861,276	$—	$—
Diversified Financial Services	11,100,064	11,100,064	—	—
Electronics	1,129,842	1,129,842	—	—
Food	2,016,545	1,095,960	920,585	—
Healthcare Products	3,338,248	3,338,248	—	—
Healthcare Services	1,209,552	1,209,552	—	—
Home Builders	2,094,428	2,094,428	—	—
Internet	34,891,405	34,163,648	629,697	98,060
Leisure Time	1,810,837	703,296	1,107,541	—
Lodging	4,306,837	4,306,837	—	—
Machinery —Diversified	3,246,954	3,246,954	—	—
Media	1,854,827	1,854,827	—	—
Metal Fabricate/Hardware	3,750,516	3,750,516	—	—
Miscellaneous Manufacturing	4,991,870	4,991,870	—	—
Oil & Gas	4,906,777	4,906,777	—	—
Oil & Gas Services	2,678,391	2,678,391	—	—
Pharmaceuticals	8,334,729	7,107,917	1,226,812	—
Pipelines	1,289,956	1,289,956	—	—
Retail	17,230,735	17,230,735	—	—
Semiconductors	7,776,917	6,693,570	1,083,347	—
Software	6,404,255	6,404,255	—	—
Telecommunications	7,923,636	7,923,636	—	—
Transportation	7,710,573	7,710,573	—	—
REAL ESTATE INVESTMENT TRUSTS	4,744,378	4,744,378
PREFERRED STOCKS	330,959	—	—	330,959
SHORT-TERM INVESTMENTS	3,422,652	3,422,652	—	—

TOTAL INVESTMENTS	$210,057,221	$202,290,130	$7,338,072	$429,019

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2011	$ 1,905,082
Purchases	886,997
Sales	(2,049,773)
Realized Gain (Loss)	(78,626)
Change in Appreciation/(Depreciation)	(234,661)

Balance as of 12/31/2012	$429,019

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Apparel — 2.4%
Michael Kors Holdings Ltd.*	7,110	$362,824
Ralph Lauren Corp.	2,210	331,323

		694,147

Beverages — 4.0%
The Coca-Cola Co.	32,280	1,170,150

Biotechnology — 4.4%
Alexion Pharmaceuticals, Inc.*	4,680	439,031
Biogen Idec, Inc.*	3,640	533,879
Gilead Sciences, Inc.*	4,240	311,428

		1,284,338

Chemicals — 2.3%
Monsanto Co.	7,270	688,106

Computers — 17.7%
Apple, Inc.	7,359	3,922,568
EMC Corp.*	24,610	622,633
Fusion-io, Inc.*	9,200	210,956
Stratasys, Ltd.*	5,250	420,787

		5,176,944

Cosmetics & Personal Care — 1.1%
The Estee Lauder Cos., Inc., Class A	5,540	331,624

Diversified Financial Services — 4.2%
Affiliated Managers Group, Inc.*	4,030	524,504
Visa, Inc., Class A	4,760	721,521

		1,246,025

Electrical Components & Equipment — 1.6%
AMETEK, Inc.	12,475	468,686

Food — 1.2%
Whole Foods Market, Inc.	3,860	352,534

Healthcare Products — 1.7%
Intuitive Surgical, Inc.*	1,030	505,081

Home Builders — 1.4%
Lennar Corp., Class A	10,400	402,168

Internet — 11.1%
Amazon.com, Inc.*	2,510	630,361
eBay, Inc.*	12,080	616,322
F5 Networks, Inc.*	1,540	149,611
Facebook, Inc., Class A*	23,830	634,593
Google, Inc., Class A*	1,495	1,060,508
Splunk, Inc.*	5,770	167,445

		3,258,840

Lodging — 3.1%
Las Vegas Sands Corp.	9,620	444,059
Starwood Hotels & Resorts Worldwide, Inc.	8,060	462,322

		906,381

Machinery — Construction & Mining — 2.0%
Caterpillar, Inc.	6,520	584,062

	Number of Shares	Value†

Machinery — Diversified — 1.5%
Cummins, Inc.	4,130	$447,486

Media — 1.9%
Comcast Corp., Class A	14,870	555,841

Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	1,850	350,427

Oil & Gas — 3.6%
Anadarko Petroleum Corp.	3,230	240,021
Cabot Oil & Gas Corp.	4,930	245,218
Cobalt International Energy, Inc.*	6,510	159,886
Concho Resources, Inc.*	5,080	409,245

		1,054,370

Oil & Gas Services — 2.4%
Schlumberger Ltd.	10,290	712,994

Pharmaceuticals — 4.0%
Abbott Laboratories*	6,780	212,892
Abbott Laboratories	8,170	535,135
Allergan, Inc.	4,680	429,296

		1,177,323

Real Estate — 1.4%
CBRE Group, Inc., Class A*	20,920	416,308

Retail — 8.3%
AutoZone, Inc.*	710	251,645
GNC Holdings, Inc., Class A	11,200	372,736
Lululemon Athletica, Inc.*	3,220	245,461
Starbucks Corp.	10,500	563,010
The Home Depot, Inc.	10,410	643,858
Yum! Brands, Inc.	5,410	359,224

		2,435,934

Semiconductors — 7.4%
ASML Holding NV	4,948	318,701
Broadcom Corp., Class A*	13,600	451,656
NXP Semiconductors N.V.*	12,480	329,097
QUALCOMM, Inc.	16,690	1,035,114

		2,134,568

Software — 7.3%
Cerner Corp.*	5,900	458,076
Fidelity National Information Services, Inc.	11,310	393,701
Salesforce.com, Inc.*	3,010	505,981
ServiceNow, Inc.*	2,950	88,588
VMware, Inc., Class A*	5,270	496,118
Workday, Inc.*	3,420	186,390

		2,128,854

Telecommunications — 1.3%
Juniper Networks, Inc.*	10,320	202,994
Palo Alto Networks, Inc.*	3,440	184,109

		387,103

TOTAL COMMON STOCKS (Cost $25,448,135)		28,870,294

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Cap Growth Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.2%
Regional Malls — 1.2%
Simon Property Group, Inc. (Cost $331,044)	2,330	$368,350

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $75,708)	75,708	75,708

TOTAL INVESTMENTS — 100.0% (Cost $25,854,887)		$29,314,352

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2012††
United States	93%
France	3
Netherlands	2
Canada	1
Hong Kong	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input		Level 3 Significant Unobservable Input
COMMON STOCKS	$28,870,294	$28,870,294	$		$
REAL ESTATE INVESTMENT TRUSTS	368,350	368,350
SHORT-TERM INVESTMENTS	75,708	75,708		—		—

TOTAL INVESTMENTS	$29,314,352	$29,314,352		$—		$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.9%
Apparel — 1.0%
Under Armour, Inc., Class A*	21,360	$1,036,601

Auto Parts & Equipment — 1.8%
Delphi Automotive Plc*	50,420	1,928,565

Banks — 2.4%
BB&T Corp.	25,480	741,723
Capital One Financial Corp.	31,010	1,796,409

		2,538,132

Beverages — 1.9%
Anheuser-Busch InBev NV	22,690	1,983,333

Biotechnology — 4.5%
Alexion Pharmaceuticals, Inc.*	12,550	1,177,315
Celgene Corp.*	17,650	1,389,408
Gilead Sciences, Inc.*	29,900	2,196,155

		4,762,878

Chemicals — 2.2%
Monsanto Co.	23,960	2,267,814

Commercial Services — 4.9%
Alliance Data Systems Corp.*	12,550	1,816,738
Hertz Global Holdings, Inc.*	86,430	1,406,216
Mastercard, Inc., Class A	4,050	1,989,684

		5,212,638

Computers — 9.8%
Accenture Plc, Class A	20,844	1,386,126
Apple, Inc.	15,005	7,998,115
Teradata Corp.*	15,660	969,198

		10,353,439

Distribution & Wholesale — 0.9%
W.W. Grainger, Inc.	4,727	956,603

Diversified Financial Services — 6.5%
Affiliated Managers Group, Inc.*	11,407	1,484,621
Ameriprise Financial, Inc.	24,800	1,553,224
Discover Financial Services	24,680	951,414
Visa, Inc., Class A	18,780	2,846,672

		6,835,931

Food — 3.8%
The Hershey Co.	22,130	1,598,229
Whole Foods Market, Inc.	26,330	2,404,719

		4,002,948

Healthcare Products — 1.3%
Intuitive Surgical, Inc.*	2,690	1,319,095

Healthcare Services — 1.4%
UnitedHealth Group, Inc.	26,930	1,460,683

Internet — 11.3%
Amazon.com, Inc.*	9,404	2,361,720
eBay, Inc.*	55,380	2,825,488
Google, Inc., Class A*	5,120	3,631,974
LinkedIn Corp., Class A*	9,330	1,071,271
priceline.com, Inc.*	2,180	1,354,216

	Number of Shares	Value†

Internet — (continued)
Rackspace Hosting, Inc.*	9,700	$720,419

		11,965,088

Machinery — Diversified — 1.9%
Cummins, Inc.	18,825	2,039,689

Media — 3.7%
CBS Corp., Class B	40,575	1,543,879
Liberty Media Corp.—Liberty Capital*	15,346	1,780,290
Sirius XM Radio, Inc.	208,160	601,582

		3,925,751

Metal Fabricate/Hardware — 1.9%
Precision Castparts Corp.	10,259	1,943,260

Miscellaneous Manufacturing — 1.0%
Danaher Corp.	17,880	999,492

Oil & Gas — 1.5%
Pioneer Natural Resources Co.	15,200	1,620,168

Oil & Gas Services — 0.8%
Schlumberger Ltd.	12,200	845,338

Pharmaceuticals — 4.5%
Abbott Laboratories	4,000	262,000
Allergan, Inc.	19,950	1,830,013
Catamaran Corp.*	23,850	1,123,574
Sanofi	32,950	1,561,171

		4,776,758

Pipelines — 1.3%
The Williams Cos., Inc.	40,080	1,312,219

Retail — 13.8%
Dollar General Corp.*	65,368	2,882,075
Ltd. Brands, Inc.	46,520	2,189,231
Lululemon Athletica, Inc.*	14,850	1,132,016
Nordstrom, Inc.	28,370	1,517,795
Starbucks Corp.	41,080	2,202,710
Target Corp.	12,360	731,341
The Home Depot, Inc.	31,100	1,923,535
TJX Cos., Inc.	47,520	2,017,224

		14,595,927

Semiconductors — 1.8%
Broadcom Corp., Class A*	16,790	557,596
QUALCOMM, Inc.	22,130	1,372,503

		1,930,099

Software — 5.4%
Cerner Corp.*	14,330	1,112,581
Red Hat, Inc.*	25,870	1,370,075
Salesforce.com, Inc.*	9,140	1,536,434
VMware, Inc., Class A*	17,370	1,635,212

		5,654,302

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 3.4%
Crown Castle International Corp.*	30,540	$2,203,766
Virgin Media, Inc.	38,540	1,416,345

		3,620,111

Transportation — 4.2%
Kansas City Southern	23,310	1,945,919
Union Pacific Corp.	19,778	2,486,490

		4,432,409

TOTAL COMMON STOCKS (Cost $80,837,995)		104,319,271

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,210,045)	1,210,045	1,210,045

TOTAL INVESTMENTS — 100.0% (Cost $82,048,040)		$105,529,316

†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

Country Weightings as of 12/31/2012 ††
United States	92%
Belgium	2
France	2
United Kingdom	2
Canada	1
Ireland	1

Total	100%

†† % of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$104,319,271	$104,319,271	$—	$—
SHORT-TERM INVESTMENTS	1,210,045	1,210,045	—	—

TOTAL INVESTMENTS	$105,529,316	$105,529,316	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Auto Manufacturers — 2.7%
Ford Motor Co.	248,940	$3,223,773
Navistar International Corp.*	58,650	1,276,811

		4,500,584

Banks — 14.9%
Bank of America Corp.	175,660	2,037,656
Citigroup, Inc.	22,480	889,309
JPMorgan Chase & Co.	60,910	2,678,213
M&T Bank Corp.	42,050	4,140,663
PNC Financial Services Group, Inc.	30,840	1,798,280
SunTrust Banks, Inc.	144,200	4,088,070
The Goldman Sachs Group, Inc.	31,760	4,051,306
Wells Fargo & Co.	156,170	5,337,891

		25,021,388

Beverages — 3.6%
Molson Coors Brewing Co., Class B	59,860	2,561,409
PepsiCo, Inc.	24,790	1,696,380
The Coca-Cola Co.	46,660	1,691,425

		5,949,214

Chemicals — 4.3%
LyondellBasell Industries N.V., Class A	51,540	2,942,419
The Mosaic Co.	74,220	4,203,078

		7,145,497

Commercial Services — 2.7%
Quanta Services, Inc.*	95,820	2,614,928
Tyco International Ltd.	66,360	1,941,030

		4,555,958

Computers — 1.1%
Apple, Inc.	3,390	1,806,972

Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	26,620	1,807,232

Diversified Financial Services — 0.9%
AerCap Holdings N.V.*	105,640	1,449,381

Electric — 3.3%
American Electric Power Co., Inc.	52,990	2,261,613
Edison International	40,080	1,811,215
Public Service Enterprise Group, Inc.	48,620	1,487,772

		5,560,600

Electronics — 4.7%
Honeywell International, Inc.	93,830	5,955,390
TE Connectivity Ltd.	53,020	1,968,102

		7,923,492

Food — 2.6%
Kellogg Co.	78,750	4,398,188

Healthcare Products — 2.1%
Baxter International, Inc.	51,800	3,452,988

Healthcare Services — 7.7%
Humana, Inc.	119,260	8,184,814
UnitedHealth Group, Inc.	85,750	4,651,080

		12,835,894

	Number of Shares	Value†

Insurance — 8.3%
ACE Ltd.	58,060	$4,633,188
Marsh & McLennan Cos., Inc.	156,030	5,378,354
MetLife, Inc.	50,420	1,660,835
The Travelers Cos., Inc.	32,020	2,299,676

		13,972,053

Machinery — Diversified — 1.8%
AGCO Corp.*	61,360	3,014,003

Media — 1.6%
Comcast Corp., Class A	70,490	2,634,916

Oil & Gas — 10.5%
Apache Corp.	17,540	1,376,890
Chevron Corp.	87,780	9,492,529
Devon Energy Corp.	22,830	1,188,073
Exxon Mobil Corp.	63,250	5,474,288

		17,531,780

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	62,880	2,568,019

Packaging and Containers — 1.4%
Rock-Tenn Co., Class A	33,740	2,358,763

Pharmaceuticals — 5.4%
Merck & Co., Inc.	138,930	5,687,794
Teva Pharmaceutical Industries Ltd. ADR	89,360	3,336,704

		9,024,498

Retail — 8.1%
Lowe’s Cos., Inc.	133,110	4,728,067
Target Corp.	79,370	4,696,323
Walgreen Co.	112,220	4,153,262

		13,577,652

Semiconductors — 2.6%
Analog Devices, Inc.	48,270	2,030,236
Xilinx, Inc.	65,090	2,336,731

		4,366,967

Telecommunications — 6.3%
AT&T, Inc.	34,907	1,176,715
Juniper Networks, Inc.*	207,260	4,076,804
Verizon Communications, Inc.	121,100	5,239,997

		10,493,516

TOTAL COMMON STOCKS (Cost $152,499,875)		165,949,555

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,406,927)	1,406,927	1,406,927

TOTAL INVESTMENTS — 100.0% (Cost $153,906,802)		$167,356,482

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Cap Value Fund

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Country Weightings as of 12/31/2012††
United States	90%
Switzerland	4
Netherlands	3
Israel	2
Bermuda	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$165,949,555	$165,949,555	$—	$—
SHORT-TERM INVESTMENTS	1,406,927	1,406,927	—	—

TOTAL INVESTMENTS	$167,356,482	$167,356,482	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.9%
Aerospace & Defense — 2.2%
The Boeing Co.	22,766	$1,715,646
United Technologies Corp.	21,407	1,755,588

		3,471,234

Agriculture — 0.5%
Philip Morris International, Inc.	9,268	775,175

Auto Manufacturers — 0.6%
PACCAR, Inc.	19,822	896,153

Banks — 15.8%
Capital One Financial Corp.	32,835	1,902,132
Citigroup, Inc.	95,753	3,787,989
Fifth Third Bancorp	62,916	955,694
JPMorgan Chase & Co.	110,609	4,863,478
KeyCorp	102,406	862,259
PNC Financial Services Group, Inc.	31,808	1,854,724
Regions Financial Corp.	256,684	1,827,590
State Street Corp.	19,696	925,909
The Goldman Sachs Group, Inc.	14,177	1,808,418
U.S. Bancorp	47,499	1,517,118
Wells Fargo & Co.	134,619	4,601,277

		24,906,588

Biotechnology — 1.1%
Gilead Sciences, Inc.*	23,597	1,733,200

Chemicals — 1.9%
Air Products & Chemicals, Inc.	9,358	786,259
LyondellBasell Industries N.V., Class A	38,960	2,224,227

		3,010,486

Computers — 4.4%
Apple, Inc.	6,950	3,704,558
EMC Corp.*	31,982	809,145
International Business Machines Corp.	12,878	2,466,781

		6,980,484

Diversified Financial Services — 2.0%
American Express Co.	32,828	1,886,953
Ameriprise Financial, Inc.	20,004	1,252,851

		3,139,804

Diversified Operations — 0.7%
Eaton Corp. Plc	21,099	1,143,566

Electric — 3.0%
American Electric Power Co., Inc.	54,914	2,343,729
NextEra Energy, Inc.	34,373	2,378,268

		4,721,997

Electronics — 2.0%
Honeywell International, Inc.	28,054	1,780,587
Thermo Fisher Scientific, Inc.	20,274	1,293,076

		3,073,663

Food — 3.5%
Kraft Foods Group, Inc.	19,187	872,433
Mondelez International, Inc., Class A	57,562	1,466,104

	Number of Shares	Value†

Food — (continued)
Nestle SA ADR	21,469	$1,399,135
Unilever N.V.	45,761	1,752,646

		5,490,318

Gas — 2.7%
National Grid Plc ADR	27,914	1,603,380
Sempra Energy	37,303	2,646,275

		4,249,655

Healthcare Products — 1.2%
Covidien Plc	31,859	1,839,539

Healthcare Services — 1.9%
UnitedHealth Group, Inc.	54,848	2,974,955

Insurance — 4.7%
ACE Ltd.	25,198	2,010,801
Aflac, Inc.	29,352	1,559,178
The Travelers Cos., Inc.	32,090	2,304,704
XL Group Plc	62,973	1,578,103

		7,452,786

Internet — 0.6%
Google, Inc., Class A*	1,435	1,017,946

Machinery — Diversified — 0.6%
Deere & Co.	11,338	979,830

Media — 4.4%
Comcast Corp., Class A	57,055	2,132,716
The Walt Disney Co.	70,239	3,497,200
Time Warner, Inc.	28,669	1,371,238

		7,001,154

Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	34,650	1,185,030

Miscellaneous Manufacturing — 2.3%
General Electric Co.	171,079	3,590,948

Oil & Gas — 13.4%
Anadarko Petroleum Corp.	17,705	1,315,658
Chevron Corp.	42,084	4,550,964
ConocoPhillips	58,462	3,390,211
EOG Resources, Inc.	11,810	1,426,530
Exxon Mobil Corp.	52,737	4,564,387
Occidental Petroleum Corp.	43,188	3,308,633
Phillips 66	48,517	2,576,253

		21,132,636

Oil & Gas Services — 2.0%
National Oilwell Varco, Inc.	33,378	2,281,387
Schlumberger Ltd.	12,325	853,999

		3,135,386

Pharmaceuticals — 7.9%
Johnson & Johnson	37,927	2,658,683
Merck & Co., Inc.	105,706	4,327,604
Pfizer, Inc.	186,431	4,675,689
Roche Holding AG ADR	17,283	872,791

		12,534,767

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 5.6%
CVS Caremark Corp.	75,954	$3,672,376
Lowe’s Cos., Inc.	28,259	1,003,760
Macy’s, Inc.	49,474	1,930,475
Target Corp.	38,620	2,285,145

		8,891,756

Software — 3.1%
Microsoft Corp.	84,448	2,257,295
Oracle Corp.	77,408	2,579,235

		4,836,530

Telecommunications — 3.4%
AT&T, Inc.	42,238	1,423,843
CenturyLink, Inc.	37,451	1,465,083
Deutsche Telekom AG ADR	68,866	782,455
Rogers Communications, Inc., Class B	38,665	1,760,031

		5,431,412

Transportation — 1.6%
Union Pacific Corp.	20,357	2,559,282

TOTAL COMMON STOCKS (Cost $116,038,442)		148,156,280

REAL ESTATE INVESTMENT TRUSTS — 3.1%
Apartments — 1.2%
AvalonBay Communities, Inc.	13,588	1,842,397

Office Property — 0.9%
Boston Properties, Inc.	14,218	1,504,407

Storage & Warehousing — 1.0%
Public Storage	10,447	1,514,397

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,180,125)		4,861,201

SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,742,482)	4,742,482	4,742,482

TOTAL INVESTMENTS — 100.0% (Cost $123,961,049)		$157,759,963

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2012††
United States	89%
Switzerland	3
Ireland	2
Netherlands	2
Bermuda	1
Canada	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$148,156,280	$148,156,280	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,861,201	4,861,201	—	—
SHORT-TERM INVESTMENTS	4,742,482	4,742,482	—	—

TOTAL INVESTMENTS	$157,759,963	$157,759,963	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Advertising — 0.1%
Omnicom Group, Inc.	6,467	$323,091
The Interpublic Group of Cos., Inc.	10,134	111,677

		434,768

Aerospace & Defense — 1.7%
General Dynamics Corp.	8,197	567,806
L-3 Communications Holdings, Inc.	2,300	176,226
Lockheed Martin Corp.	6,437	594,071
Northrop Grumman Corp.	5,692	384,665
Raytheon Co.	7,676	441,831
Rockwell Collins, Inc.	3,245	188,762
The Boeing Co.	16,121	1,214,878
United Technologies Corp.	19,942	1,635,443

		5,203,682

Agriculture — 1.9%
Altria Group, Inc.	48,378	1,520,037
Archer-Daniels-Midland Co.	15,999	438,213
Lorillard, Inc.	3,003	350,360
Philip Morris International, Inc.	39,988	3,344,596
Reynolds American, Inc.	7,502	310,808

		5,964,014

Airlines — 0.1%
Southwest Airlines Co.	17,817	182,446

Apparel — 0.6%
Coach, Inc.	6,477	359,538
NIKE, Inc., Class B	17,246	889,893
Ralph Lauren Corp.	1,428	214,086
VF Corp.	2,108	318,245

		1,781,762

Auto Manufacturers — 0.5%
Ford Motor Co.	88,967	1,152,123
PACCAR, Inc.	8,044	363,669

		1,515,792

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.*	2,500	179,050
Delphi Automotive Plc	7,000	267,750
Johnson Controls, Inc.	16,411	503,818
The Goodyear Tire & Rubber Co.*	5,606	77,419

		1,028,037

Banks — 7.2%
Bank of America Corp.	255,835	2,967,686
BB&T Corp.	15,999	465,731
Capital One Financial Corp.	13,541	784,430
Citigroup, Inc.	69,581	2,752,624
Comerica, Inc.	4,344	131,797
Fifth Third Bancorp	20,946	318,170
First Horizon National Corp.	6,130	60,748
Huntington Bancshares, Inc.	19,965	127,576
JPMorgan Chase & Co.	90,064	3,960,114
KeyCorp	21,599	181,864
M&T Bank Corp.	2,808	276,504

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	34,563	$660,844
Northern Trust Corp.	5,747	288,269
PNC Financial Services Group, Inc.	12,383	722,053
Regions Financial Corp.	32,694	232,781
State Street Corp.	11,047	519,319
SunTrust Banks, Inc.	12,788	362,540
The Bank of New York Mellon Corp.	27,380	703,666
The Goldman Sachs Group, Inc.	10,743	1,370,377
U.S. Bancorp	45,056	1,439,089
Wells Fargo & Co.	116,437	3,979,817
Zions Bancorporation	4,004	85,686

		22,391,685

Beverages — 2.3%
Beam, Inc.	3,807	232,570
Brown-Forman Corp., Class B	3,393	214,607
Coca-Cola Enterprises, Inc.	6,628	210,306
Constellation Brands, Inc., Class A*	3,723	131,757
Dr. Pepper Snapple Group, Inc.	5,000	220,900
Molson Coors Brewing Co., Class B	3,438	147,112
Monster Beverage Corp.*	3,500	185,080
PepsiCo, Inc.	36,961	2,529,241
The Coca-Cola Co.	91,770	3,326,663

		7,198,236

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	4,500	422,145
Amgen, Inc.	18,345	1,583,540
Biogen Idec, Inc.*	5,633	826,192
Celgene Corp.*	10,328	813,020
Gilead Sciences, Inc.*	18,049	1,325,699
Life Technologies Corp.*	3,959	194,308

		5,164,904

Building Materials — 0.0%
Masco Corp.	7,677	127,899

Chemicals — 2.5%
Air Products & Chemicals, Inc.	5,021	421,864
Airgas, Inc.	1,600	146,064
CF Industries Holdings, Inc.	1,500	304,740
E.I. du Pont de Nemours & Co.	21,823	981,380
Eastman Chemical Co.	3,682	250,560
Ecolab, Inc.	6,733	484,103
FMC Corp.	3,000	175,560
International Flavors & Fragrances, Inc.	1,875	124,763
LyondellBasell Industries N.V., Class A	9,000	513,810
Monsanto Co.	12,437	1,177,162
PPG Industries, Inc.	3,610	488,613
Praxair, Inc.	7,126	779,941
Sigma-Aldrich Corp.	2,722	200,285
The Dow Chemical Co.	27,804	898,625
The Mosaic Co.	6,800	385,084
The Sherwin-Williams Co.	1,934	297,488

		7,630,042

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.1%
Consol Energy, Inc.	5,176	$166,150
Peabody Energy Corp.	6,212	165,301

		331,451

Commercial Services — 1.3%
ADT Corp. (The)	5,250	244,072
Apollo Group, Inc., Class A*	2,543	53,200
Automatic Data Processing, Inc.	11,643	663,767
Equifax, Inc.	2,734	147,964
H&R Block, Inc.	6,666	123,788
Iron Mountain, Inc.	4,381	136,030
Mastercard, Inc., Class A	2,600	1,277,328
Moody’s Corp.	4,273	215,017
Paychex, Inc.	7,775	242,114
Quanta Services, Inc.*	4,900	133,721
Robert Half International, Inc.	3,207	102,047
SAIC, Inc.	5,900	66,788
The Western Union Co.	13,778	187,519
Total System Services, Inc.	3,477	74,477
Tyco International Ltd.	10,500	307,125

		3,974,957

Computers — 7.1%
Accenture Plc, Class A	15,200	1,010,800
Apple, Inc.	22,326	11,900,428
Cognizant Technology Solutions Corp., Class A*	7,252	537,011
Computer Sciences Corp.	3,757	150,468
Dell, Inc.	34,542	349,910
EMC Corp.*	50,148	1,268,744
Hewlett-Packard Co.	45,983	655,258
International Business Machines Corp.	25,458	4,876,480
NetApp, Inc.*	8,221	275,815
SanDisk Corp.*	5,597	243,805
Seagate Technology PLC	8,600	262,128
Teradata Corp.*	3,816	236,172
Western Digital Corp.	5,700	242,193

		22,009,212

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	9,550	137,138
Colgate-Palmolive Co.	10,935	1,143,145
The Estee Lauder Cos., Inc., Class A	5,874	351,617
The Procter & Gamble Co.	65,294	4,432,810

		6,064,710

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	312,823
Fossil, Inc.*	1,200	111,720
Genuine Parts Co.	3,805	241,922
W.W. Grainger, Inc.	1,372	277,652

		944,117

Diversified Financial Services — 2.3%
American Express Co.	23,080	1,326,638
Ameriprise Financial, Inc.	5,046	316,031

	Number of Shares	Value†

Diversified Financial Services — (continued)
BlackRock, Inc.	3,099	$640,594
CME Group, Inc.	7,560	383,368
Discover Financial Services	12,578	484,882
E*Trade Financial Corp.*	5,181	46,370
Franklin Resources, Inc.	3,252	408,776
IntercontinentalExchange, Inc.*	1,680	208,001
Invesco Ltd.	10,167	265,257
Legg Mason, Inc.	2,861	73,585
NYSE Euronext	5,785	182,459
SLM Corp.	11,534	197,577
T. Rowe Price Group, Inc.	5,781	376,517
The Charles Schwab Corp.	24,869	357,119
The NASDAQ OMX Group, Inc.	3,100	77,531
Visa, Inc., Class A	12,464	1,889,293

		7,233,998

Diversified Operations — 0.3%
Eaton Corp. Plc	10,906	591,105
Leucadia National Corp.	4,360	103,724
Pentair, Inc.	4,919	241,769

		936,598

Electric — 3.0%
Ameren Corp.	5,298	162,755
American Electric Power Co., Inc.	11,757	501,789
CMS Energy Corp.	5,807	141,575
Consolidated Edison, Inc.	6,634	368,452
Dominion Resources, Inc.*	13,309	689,406
DTE Energy Co.	4,092	245,725
Duke Energy Corp.	16,459	1,050,084
Edison International	7,674	346,788
Entergy Corp.	3,947	251,621
Exelon Corp.	19,910	592,123
FirstEnergy Corp.	9,656	403,235
Integrys Energy Group, Inc.	1,995	104,179
NextEra Energy, Inc.	10,085	697,781
Northeast Utilities	7,117	278,132
NRG Energy, Inc.	7,800	179,322
Pepco Holdings, Inc.	5,540	108,639
PG&E Corp.	9,950	399,791
Pinnacle West Capital Corp.	2,569	130,968
PPL Corp.	13,698	392,174
Public Service Enterprise Group, Inc.	12,349	377,879
SCANA Corp.	2,800	127,792
Southern Co.	20,911	895,200
TECO Energy, Inc.	4,523	75,806
The AES Corp.	14,444	154,551
Wisconsin Energy Corp.	5,200	191,620
Xcel Energy, Inc.	11,030	294,611

		9,161,998

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,176	909,641
Molex, Inc.	2,823	77,153

		986,794

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.0%
Agilent Technologies, Inc.	7,945	$325,268
Amphenol Corp., Class A	3,600	232,920
FLIR Systems, Inc.	3,600	80,316
Garmin Ltd.	2,600	106,132
Honeywell International, Inc.	18,608	1,181,050
Jabil Circuit, Inc.	4,292	82,792
PerkinElmer, Inc.	2,216	70,336
TE Connectivity Ltd.	9,700	360,064
Thermo Fisher Scientific, Inc.	8,682	553,738
Waters Corp.*	1,958	170,581

		3,163,197

Energy-Alternate Sources — 0.0%
First Solar, Inc.*	1,200	37,056

Engineering & Construction — 0.1%
Fluor Corp.	3,770	221,450
Jacobs Engineering Group, Inc.*	2,983	126,986

		348,436

Entertainment — 0.0%
International Game Technology	6,657	94,330

Environmental Control — 0.2%
Republic Services, Inc.	7,014	205,721
Stericycle, Inc.*	2,000	186,540
Waste Management, Inc.*	10,500	354,270

		746,531

Food — 1.9%
Campbell Soup Co.	4,016	140,118
ConAgra Foods, Inc.	9,402	277,359
Dean Foods Co.*	3,972	65,578
General Mills, Inc.	15,210	614,636
H.J. Heinz Co.	7,566	436,407
Hormel Foods Corp.	2,900	90,509
Kellogg Co.	5,666	316,446
Kraft Foods Group, Inc.	14,054	639,036
McCormick & Co., Inc.	3,208	203,804
Mondelez International, Inc.	42,163	1,073,892
Safeway, Inc.	6,170	111,615
SYSCO Corp.	14,252	451,218
The Hershey Co.	3,487	251,831
The J.M. Smucker Co.	2,534	218,532
The Kroger Co.	13,045	339,431
Tyson Foods, Inc., Class A	6,649	128,991
Whole Foods Market, Inc.	4,143	378,380

		5,737,783

Forest Products & Paper — 0.2%
International Paper Co.	10,467	417,005
MeadWestvaco Corp.	3,999	127,448

		544,453

Gas — 0.3%
AGL Resources, Inc.	2,600	103,922
CenterPoint Energy, Inc.	10,322	198,698

	Number of Shares	Value†

Gas — (continued)
NiSource, Inc.	6,965	$173,359
Sempra Energy	5,698	404,216

		880,195

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	104,899
Stanley Black & Decker, Inc.	3,940	291,442

		396,341

Healthcare Products — 1.8%
Bard (C.R.), Inc.	1,942	189,811
Baxter International, Inc.	12,775	851,582
Becton, Dickinson & Co.	4,675	365,538
Boston Scientific Corp.*	31,948	183,062
CareFusion Corp.*	5,241	149,788
Covidien Plc	11,300	652,462
DENTSPLY International, Inc.	3,200	126,752
Edwards Lifesciences Corp.*	2,600	234,442
Hospira, Inc.*	3,912	122,211
Intuitive Surgical, Inc.*	1,007	493,803
Medtronic, Inc.	24,173	991,576
Patterson Cos., Inc.	1,974	67,570
St. Jude Medical, Inc.	7,330	264,906
Stryker Corp.	7,381	404,626
Varian Medical Systems, Inc.*	2,657	186,628
Zimmer Holdings, Inc.	4,029	268,573

		5,553,330

Healthcare Services — 1.2%
Aetna, Inc.	7,985	369,706
CIGNA Corp.	6,494	347,169
Coventry Health Care, Inc.	3,367	150,943
DaVita, Inc.*	2,149	237,529
Humana, Inc.	3,710	254,617
Laboratory Corp. of America Holdings*	2,177	188,572
Quest Diagnostics, Inc.	3,587	209,014
Tenet Healthcare Corp.*	2,343	76,077
UnitedHealth Group, Inc.	24,141	1,309,408
WellPoint, Inc.	7,595	462,687

		3,605,722

Home Builders — 0.1%
D.R. Horton, Inc.	6,376	126,117
Lennar Corp., Class A	4,036	156,072
PulteGroup, Inc.*	8,034	145,898

		428,087

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,438	64,192
Whirlpool Corp.	1,669	169,821

		234,013

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	76,230
Clorox Co.	2,997	219,440
Kimberly-Clark Corp.	9,487	800,988

		1,096,658

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Housewares — 0.1%
Newell Rubbermaid, Inc.	6,217	$138,453

Insurance — 3.9%
ACE Ltd.	8,100	646,380
Aflac, Inc.	11,200	594,944
American International Group, Inc.*	34,885	1,231,441
AON PLC	7,744	430,566
Assurant, Inc.	2,073	71,933
Berkshire Hathaway, Inc., Class B*	43,450	3,897,465
Chubb Corp.	6,151	463,293
Cincinnati Financial Corp.	3,692	144,579
Genworth Financial, Inc., Class A*	11,369	85,381
Hartford Financial Services Group, Inc.	9,757	218,947
Lincoln National Corp.	6,573	170,241
Loews Corp.	7,625	310,719
Marsh & McLennan Cos., Inc.	12,909	444,973
MetLife, Inc.	24,885	819,712
Principal Financial Group, Inc.	7,065	201,494
Prudential Financial, Inc.	11,230	598,896
The Allstate Corp.	11,276	452,957
The Progressive Corp.	13,856	292,362
The Travelers Cos., Inc.	8,931	641,424
Torchmark Corp.	2,235	115,482
Unum Group	6,676	138,994
XL Group Plc	6,749	169,130

		12,141,313

Internet — 3.3%
Amazon.com, Inc.*	8,575	2,153,526
eBay, Inc.*	27,628	1,409,581
Expedia, Inc.	2,094	128,676
F5 Networks, Inc.*	1,800	174,870
Google, Inc., Class A*	6,360	4,511,593
NetFlix, Inc.*	1,200	111,336
priceline.com, Inc.*	1,152	715,623
Symantec Corp.*	16,538	311,080
TripAdvisor, Inc.*	2,894	121,432
VeriSign, Inc.*	3,609	140,101
Yahoo!, Inc.*	27,617	549,578

		10,327,396

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,278	69,160
Cliffs Natural Resources, Inc.	3,100	119,536
Nucor Corp.	7,735	333,997
United States Steel Corp.	3,203	76,456

		599,149

Leisure Time — 0.2%
Carnival Corp.	10,245	376,709
Harley-Davidson, Inc.	5,128	250,451

		627,160

Lodging — 0.3%
Marriott International, Inc., Class A	6,185	230,515
Starwood Hotels & Resorts Worldwide, Inc.	4,752	272,575
Wyndham Worldwide Corp.	3,160	168,143

	Number of Shares	Value†

Lodging — (continued)
Wynn Resorts Ltd.	1,800	$202,482

		873,715

Machinery — Construction & Mining — 0.5%
Caterpillar, Inc.	15,528	1,390,998
Joy Global, Inc.	2,300	146,694

		1,537,692

Machinery — Diversified — 0.7%
Cummins, Inc.	4,374	473,923
Deere & Co.	9,132	789,188
Flowserve Corp.	1,300	190,840
Rockwell Automation, Inc.	3,271	274,731
Roper Industries, Inc.	2,200	245,256
Xylem, Inc.	4,054	109,863

		2,083,801

Media — 3.4%
Cablevision Systems Corp., Class A	5,000	74,700
CBS Corp., Class B	14,725	560,286
Comcast Corp., Class A	63,534	2,374,901
Directv*	15,319	768,401
Discovery Communications, Inc., Class A*	5,800	368,184
Gannett Co., Inc.	5,374	96,786
News Corp., Class A	48,860	1,247,884
Scripps Networks Interactive, Inc., Class A	2,056	119,084
The McGraw-Hill Cos., Inc.	6,886	376,458
The Walt Disney Co.	42,576	2,119,859
The Washington Post Co., Class B	163	59,529
Time Warner Cable, Inc.	7,096	689,660
Time Warner, Inc.	22,704	1,085,932
Viacom, Inc., Class B	11,381	600,234

		10,541,898

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,525	667,705

Mining — 0.6%
Alcoa, Inc.	25,948	225,229
Freeport-McMoRan Copper & Gold, Inc.	22,196	759,103
Newmont Mining Corp.	11,683	542,558
Vulcan Materials Co.	3,041	158,284

		1,685,174

Miscellaneous Manufacturing — 3.0%
3M Co.	15,180	1,409,463
Danaher Corp.	14,068	786,401
Dover Corp.	4,105	269,739
General Electric Co.	250,025	5,248,025
Illinois Tool Works, Inc.	11,019	670,065
Ingersoll-Rand Plc	6,800	326,128
Leggett & Platt, Inc.	3,354	91,296
Pall Corp.	2,645	159,388
Parker Hannifin Corp.	3,481	296,094
Textron, Inc.	6,076	150,624

		9,407,223

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	$45,337
Xerox Corp.*	31,055	211,795

		257,132

Oil & Gas — 8.6%
Anadarko Petroleum Corp.	11,659	866,380
Apache Corp.	9,123	716,155
Cabot Oil & Gas Corp.	5,044	250,889
Chesapeake Energy Corp.	15,010	249,466
Chevron Corp.	46,470	5,025,266
ConocoPhillips	29,080	1,686,349
Denbury Resources, Inc.*	8,500	137,700
Devon Energy Corp.	9,229	480,277
Diamond Offshore Drilling, Inc.	1,600	108,736
Ensco Plc ADR,Class A	5,300	314,184
EOG Resources, Inc.	6,458	780,062
EQT Corp.	3,600	212,328
Exxon Mobil Corp.	108,265	9,370,336
Helmerich & Payne, Inc.	2,400	134,424
Hess Corp.	6,797	359,969
Marathon Oil Corp.	17,051	522,784
Marathon Petroleum Corp.	8,025	505,575
Murphy Oil Corp.	4,717	280,897
Nabors Industries Ltd.	6,108	88,261
Newfield Exploration Co.*	2,900	77,662
Noble Corp.	5,700	198,474
Noble Energy, Inc.	4,069	413,980
Occidental Petroleum Corp.	19,258	1,475,355
Phillips 66*	14,540	772,074
Pioneer Natural Resources Co.	2,900	309,111
QEP Resources, Inc.	3,790	114,723
Range Resources Corp.	3,923	246,482
Rowan Cos., Inc.	3,203	100,158
Southwestern Energy Co.*	8,490	283,651
Tesoro Corp.	3,494	153,911
Valero Energy Corp.	12,540	427,865
WPX Energy, Inc.*	4,344	64,639

		26,728,123

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	10,328	421,795
Cameron International Corp.*	5,639	318,378
FMC Technologies, Inc.*	5,300	226,999
Halliburton Co.	21,669	751,698
National Oilwell Varco, Inc.	9,923	678,237
Schlumberger Ltd.	31,459	2,179,794

		4,576,901

Packaging and Containers — 0.1%
Ball Corp.	3,726	166,738
Bemis Co., Inc.	2,549	85,290
Owens-Illinois, Inc.*	4,000	85,080
Sealed Air Corp.	4,033	70,618

		407,726

	Number of Shares	Value†

Pharmaceuticals — 6.8%
Abbott Laboratories	37,196	$2,436,338
Allergan, Inc.	7,216	661,924
AmerisourceBergen Corp.	6,000	259,080
Bristol-Myers Squibb Co.	40,097	1,306,761
Cardinal Health, Inc.	8,182	336,935
Eli Lilly & Co.	24,454	1,206,071
Express Scripts Holding Co.*	19,364	1,045,656
Forest Laboratories, Inc.*	6,062	214,110
Johnson & Johnson	65,341	4,580,404
McKesson Corp.	5,625	545,400
Mead Johnson Nutrition Co.	4,568	300,986
Merck & Co., Inc.	72,254	2,958,079
Mylan, Inc.*	9,756	268,095
Perrigo Co.	2,100	218,463
Pfizer, Inc.	176,956	4,438,056
Watson Pharmaceuticals, Inc.*	2,943	253,098

		21,029,456

Pipelines — 0.5%
Kinder Morgan, Inc.	14,936	527,689
Oneok, Inc.	4,800	205,200
Spectra Energy Corp.	14,884	407,524
The Williams Cos., Inc.	15,134	495,487

		1,635,900

Real Estate — 0.1%
CBRE Group, Inc., Class A*	8,201	163,200

Retail — 6.2%
Abercrombie & Fitch Co., Class A	1,900	91,143
AutoNation, Inc.*	1,219	48,394
AutoZone, Inc.*	941	333,519
Bed Bath & Beyond, Inc.*	5,366	300,013
Best Buy Co., Inc.	6,468	76,646
Big Lots, Inc.*	1,397	39,759
CarMax, Inc.*	5,200	195,208
Chipotle Mexican Grill, Inc.*	700	208,222
Costco Wholesale Corp.	10,277	1,015,059
CVS Caremark Corp.	30,367	1,468,244
Darden Restaurants, Inc.	2,940	132,506
Dollar General Corp.*	6,300	277,767
Dollar Tree, Inc.*	5,400	219,024
Family Dollar Stores, Inc.	2,733	173,300
GameStop Corp., Class A	3,164	79,385
J.C. Penney Co., Inc.*	3,144	61,968
Kohl’s Corp.	5,801	249,327
Lowe’s Cos., Inc.	28,240	1,003,085
Ltd. Brands, Inc.	5,460	256,948
Macy’s, Inc.	9,327	363,940
McDonald’s Corp.	23,978	2,115,099
Nordstrom, Inc.	3,737	199,929
O’Reilly Automotive, Inc.*	2,900	259,318
PetSmart, Inc.	2,600	177,684
Ross Stores, Inc.	5,200	281,580
Staples, Inc.	15,337	174,842
Starbucks Corp.	18,244	978,243

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Target Corp.	15,332	$907,194
The Gap, Inc.	7,582	235,345
The Home Depot, Inc.	35,904	2,220,662
Tiffany & Co.	2,764	158,488
TJX Cos., Inc.	17,118	726,659
Urban Outfitters, Inc.*	2,500	98,400
Wal-Mart Stores, Inc.	40,047	2,732,407
Walgreen Co.	19,879	735,722
Yum! Brands, Inc.	10,969	728,342

		19,323,371

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	91,519
People’s United Financial, Inc.	7,700	93,093

		184,612

Semiconductors — 2.7%
Advanced Micro Devices, Inc.*	13,368	32,083
Altera Corp.	7,465	257,095
Analog Devices, Inc.	7,176	301,822
Applied Materials, Inc.	29,321	335,432
Broadcom Corp., Class A*	11,808	392,144
Intel Corp.	118,675	2,448,265
KLA-Tencor Corp.	4,127	197,105
Lam Research Corp.*	4,459	161,104
Linear Technology Corp.	5,041	172,906
LSI Corp.*	12,772	90,426
Microchip Technology, Inc.	4,318	140,724
Micron Technology, Inc.*	22,486	142,786
NVIDIA Corp.	13,754	169,037
QUALCOMM, Inc.	40,399	2,505,546
Teradyne, Inc.*	4,957	83,724
Texas Instruments, Inc.	26,793	828,975
Xilinx, Inc.	6,364	228,468

		8,487,642

Software — 3.7%
Adobe Systems, Inc.*	11,405	429,740
Akamai Technologies, Inc.*	3,891	159,181
Autodesk, Inc.*	4,981	176,078
BMC Software, Inc.*	3,837	152,176
CA, Inc.	8,439	185,489
Cerner Corp.*	3,300	256,212
Citrix Systems, Inc.*	4,391	288,708
Dun & Bradstreet Corp.	1,100	86,515
Electronic Arts, Inc.*	7,730	112,317
Fidelity National Information Services, Inc.	6,259	217,876
Fiserv, Inc.*	3,207	253,449
Intuit, Inc.	6,792	404,124
Microsoft Corp.	178,715	4,777,052
Oracle Corp.	90,017	2,999,367
Red Hat, Inc.*	4,600	243,616
Salesforce.com, Inc.*	3,300	554,730

		11,296,630

	Number of Shares	Value†

Telecommunications — 4.2%
AT&T, Inc.	134,843	$4,545,558
CenturyLink, Inc.	14,926	583,905
Cisco Systems, Inc.	125,880	2,473,542
Corning, Inc.	34,115	430,531
Crown Castle International Corp.*	7,100	512,336
Frontier Communications Corp.	21,472	91,900
Harris Corp.	2,600	127,296
JDS Uniphase Corp.*	4,496	60,876
Juniper Networks, Inc.*	12,071	237,437
MetroPCS Communications, Inc.*	6,400	63,616
Motorola Solutions, Inc.	6,746	375,617
Sprint Nextel Corp.*	71,383	404,742
Verizon Communications, Inc.	67,576	2,924,014
Windstream Corp.	13,351	110,546

		12,941,916

Textiles — 0.0%
Cintas Corp.	2,455	100,410

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	93,771
Mattel, Inc.	7,881	288,602

		382,373

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	3,739	236,380
CSX Corp.	24,966	492,579
Expeditors International of Washington, Inc.	4,973	196,682
FedEx Corp.	7,166	657,266
Norfolk Southern Corp.	7,452	460,832
Ryder System, Inc.	1,125	56,171
Union Pacific Corp.	11,310	1,421,893
United Parcel Service, Inc., Class B	17,074	1,258,866

		4,780,669

TOTAL COMMON STOCKS (Cost $243,245,589)		296,059,974

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	3,662	99,094
AvalonBay Communities, Inc.	2,692	365,008
Equity Residential	7,092	401,904

		866,006

Diversified — 0.4%
American Tower Corp.	9,259	715,443
Vornado Realty Trust	4,387	351,311
Weyerhaeuser Co.	12,808	356,318

		1,423,072

Forest Products & Paper — 0.1%
Plum Creek Timber Co., Inc.	3,847	170,691

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — 0.4%
HCP, Inc.	10,640	$480,715
Health Care REIT, Inc.	6,000	367,740
Ventas, Inc.	6,853	443,526

		1,291,981

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,176	269,148

Industrial — 0.1%
ProLogis, Inc.	10,599	386,758

Office Property — 0.1%
Boston Properties, Inc.	3,542	374,779

Regional Malls — 0.4%
Simon Property Group, Inc.	7,228	1,142,675

Storage & Warehousing — 0.1%
Public Storage	3,516	509,679

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	184,777

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,974,189)		6,619,566

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U S Treasury Bills
0.080%, 01/03/13	$135	134,999
0.090%, 03/07/13	275	274,984

TOTAL U.S. TREASURY OBLIGATIONS (Cost $409,957)		409,983

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,671,367)	6,671,367	6,671,367

TOTAL INVESTMENTS — 100.0% (Cost $255,301,102)		$309,760,890

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$296,059,974	$296,059,974	$—	$—
TOTAL REAL ESTATE INVESTMENT TRUSTS	6,619,566	6,619,566	—	—
U.S. TREASURY OBLIG ATIONS	409,983	—	409,983	—
SHORT- TERM INVEST MENTS	6,671,367	6,671,367	—	—

TOTAL INVEST MENTS	$309,760,890	$309,350,907	$409,983	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.9%
Aerospace & Defense — 1.4%
BE Aerospace, Inc.*	29,220	$1,443,468

Airlines — 1.5%
Delta Air Lines, Inc.*	125,370	1,488,142

Apparel — 6.3%
Michael Kors Holdings Ltd.*	34,890	1,780,437
Ralph Lauren Corp.	10,790	1,617,637
Under Armour, Inc., Class A*	24,180	1,173,455
VF Corp.	11,660	1,760,310

		6,331,839

Auto Parts & Equipment — 1.4%
BorgWarner, Inc.*	20,060	1,436,697

Banks — 2.2%
First Republic Bank	34,120	1,118,453
Signature Bank*	15,870	1,132,166

		2,250,619

Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc.*	23,080	2,165,135
Ariad Pharmaceuticals, Inc.*	20,380	390,888
Regeneron Pharmaceuticals, Inc.*	8,520	1,457,517

		4,013,540

Chemicals — 4.1%
Eastman Chemical Co.	31,740	2,159,907
PPG Industries, Inc.	14,430	1,953,101

		4,113,008

Commercial Services — 3.6%
Cardtronics, Inc.*	68,680	1,630,463
Equifax, Inc.	25,530	1,381,684
Robert Half International, Inc.	17,900	569,578

		3,581,725

Computers — 1.9%
Fusion-io, Inc.*	61,730	1,415,469
Stratasys, Ltd.*	5,740	460,061

		1,875,530

Diversified Financial Services — 4.4%
Affiliated Managers Group, Inc.*	15,570	2,026,436
IntercontinentalExchange, Inc.*	12,390	1,534,006
Invesco Ltd.	31,420	819,748

		4,380,190

Electronics — 1.2%
Trimble Navigation Ltd.*	20,510	1,226,088

Engineering & Construction — 1.3%
MasTec, Inc.*	50,440	1,257,469

Food — 4.4%
The Hain Celestial Group, Inc.*	17,100	927,162
The Kroger Co.	68,620	1,785,493
Whole Foods Market, Inc.	18,310	1,672,252

		4,384,907

	Number of Shares	Value†

Healthcare Products — 1.4%
Intuitive Surgical, Inc.*	2,780	$1,363,229

Healthcare Services — 1.3%
DaVita Healthcare Partners, Inc.*	11,760	1,299,833

Home Builders — 1.8%
Toll Brothers, Inc.*	54,540	1,763,278

Insurance — 1.4%
Brown & Brown, Inc.	57,060	1,452,748

Internet — 7.7%
F5 Networks, Inc.*	17,010	1,652,521
HomeAway, Inc.*	50,180	1,103,960
LinkedIn Corp., Class A*	14,760	1,694,743
MercadoLibre, Inc.	9,550	750,344
Splunk, Inc.*	22,850	663,107
TIBCO Software, Inc.*	84,600	1,862,046

		7,726,721

Leisure Time — 3.1%
Harley-Davidson, Inc.	30,650	1,496,946
Polaris Industries, Inc.	10,100	849,915
Royal Caribbean Cruises Ltd.	22,260	756,840

		3,103,701

Lodging — 3.3%
Starwood Hotels & Resorts Worldwide, Inc.	22,290	1,278,554
Wynn Resorts Ltd.	17,620	1,982,074

		3,260,628

Machinery — Construction & Mining — 1.5%
Joy Global, Inc.	24,330	1,551,767

Machinery — Diversified — 2.0%
Chart Industries, Inc.*	8,300	553,361
Roper Industries, Inc.	12,790	1,425,829

		1,979,190

Media — 1.4%
Liberty Global, Inc. Class A*	21,760	1,370,662

Oil & Gas — 4.2%
Cabot Oil & Gas Corp.	35,280	1,754,827
Cobalt International Energy, Inc.*	25,970	637,823
Concho Resources, Inc.*	22,450	1,808,572

		4,201,222

Oil & Gas Services — 2.3%
FMC Technologies, Inc.*	30,180	1,292,609
Oil States International, Inc.*	13,490	965,075

		2,257,684

Packaging and Containers — 1.0%
Crown Holdings, Inc.*	27,160	999,760

Pharmaceuticals — 4.4%
Catamaran Corp.*	37,520	1,767,567
Mylan, Inc.*	27,990	769,165
Onyx Pharmaceuticals, Inc.*	11,530	870,861

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Perrigo Co.	9,670	$1,005,970

		4,413,563

Real Estate — 1.9%
CBRE Group, Inc., Class A*	96,860	1,927,514

Retail — 7.2%
American Eagle Outfitters, Inc.	69,340	1,422,164
Dick’s Sporting Goods, Inc.	22,560	1,026,254
GNC Holdings, Inc., Class A	34,950	1,163,136
Lululemon Athletica, Inc.*	8,940	681,496
Tractor Supply Co.	18,120	1,601,083
Urban Outfitters, Inc.*	34,840	1,371,303

		7,265,436

Semiconductors — 8.9%
ASML Holding NV	9,498	611,766
Avago Technologies Ltd.	45,110	1,428,183
Broadcom Corp., Class A	39,280	1,304,489
Cavium, Inc.*	60,550	1,889,765
NXP Semiconductors N.V.*	96,570	2,546,551
Ultratech, Inc.*	31,490	1,174,577

		8,955,331

Software — 2.3%
Citrix Systems, Inc.*	25,840	1,698,980
Workday, Inc.*	11,560	630,020

		2,329,000

Telecommunications — 3.8%
Allot Communications Ltd.*	52,720	939,470
Ciena Corp.*	79,220	1,243,754
Palo Alto Networks, Inc.*	13,860	741,787
SBA Communications Corp., Class A*	13,080	928,942

		3,853,953

Transportation — 1.3%
Genesee & Wyoming, Inc., Class A*	17,370	1,321,510

TOTAL COMMON STOCKS (Cost $90,643,953)		100,179,952

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $98,407)	98,407	98,407

TOTAL INVESTMENTS — 100.0% (Cost $90,742,360)		$100,278,359

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2012††
United States	93%
Netherlands	3
Hong Kong	2
Canada	1
Israel	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STO CKS	$100,179,952	$100,179,952	$—	$—
SHORT- TERM INVESTMENTS	98,407	98,407	—	—

TOTAL INVESTMENTS	$100,278,359	$100,278,359	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 89.0%
Aerospace & Defense — 4.8%
General Dynamics Corp.	27,800	$1,925,706
Rockwell Collins, Inc.	47,700	2,774,709
Spirit Aerosystems Holdings, Inc., Class A*	77,000	1,306,690

		6,007,105

Auto Manufacturers — 1.0%
Navistar International Corp.*	57,200	1,245,244

Auto Parts & Equipment — 1.1%
Lear Corp.	28,500	1,334,940

Banks — 6.1%
BB&T Corp.	49,000	1,426,390
Comerica, Inc.	49,500	1,501,830
Huntington Bancshares, Inc.	317,200	2,026,908
State Street Corp.	55,800	2,623,158

		7,578,286

Beverages — 1.0%
Constellation Brands, Inc., Class A*	34,100	1,206,799

Commercial Services — 6.3%
ADT Corp. (The)	27,300	1,269,177
Corrections Corporation of America	84,000	2,979,480
The Western Union Co.	149,000	2,027,890
Tyco International Ltd.	54,700	1,599,975

		7,876,522

Electric — 3.3%
NV Energy, Inc.	126,300	2,291,082
Pinnacle West Capital Corp.	35,300	1,799,594

		4,090,676

Electronics — 3.1%
Dolby Laboratories, Inc., Class A	74,800	2,193,884
Flextronics International Ltd.*	273,100	1,695,951

		3,889,835

Energy-Alternate Sources — 1.9%
Covanta Holding Corp.	129,400	2,383,548

Engineering & Construction — 2.1%
KBR, Inc.	88,800	2,656,896

Environmental Control — 2.0%
Republic Services, Inc.	86,200	2,528,246

Food — 3.6%
Safeway, Inc.	248,500	4,495,365

Gas — 3.6%
CenterPoint Energy, Inc.	107,300	2,065,525
Sempra Energy	34,300	2,433,242

		4,498,767

Healthcare Products — 6.0%
Covidien Plc	46,000	2,656,040
Hospira, Inc.*	75,600	2,361,744
Zimmer Holdings, Inc.	37,000	2,466,420

		7,484,204

	Number of Shares	Value†

Healthcare Services — 2.1%
Humana, Inc.	37,200	$2,553,036

Household Products & Wares — 2.8%
Avery Dennison Corp.	101,500	3,544,380

Internet — 2.3%
Symantec Corp.*	151,500	2,849,715

Lodging — 1.1%
Wyndham Worldwide Corp.	25,600	1,362,176

Media — 2.1%
Cablevision Systems Corp., Class A	176,400	2,635,416

Miscellaneous Manufacturing — 4.0%
ITT Corp.	100,400	2,355,384
The Brink’s Co.	93,400	2,664,702

		5,020,086

Oil & Gas — 1.4%
Energy Transfer Partners, L.P.	13,775	591,361
Southwestern Energy Co.*	34,200	1,142,622

		1,733,983

Oil & Gas Services — 1.6%
Cameron International Corp.*	36,100	2,038,206

Pharmaceuticals — 3.5%
Cardinal Health, Inc.	59,700	2,458,446
Omnicare, Inc.	53,200	1,920,520

		4,378,966

Retail — 9.0%
Best Buy Co., Inc.	212,100	2,513,385
CVS Caremark Corp.	58,200	2,813,970
Express, Inc.*	105,100	1,585,959
Kohl’s Corp.	45,300	1,946,994
Staples, Inc.	208,500	2,376,900

		11,237,208

Savings & Loans — 2.8%
BankUnited, Inc.	54,700	1,336,868
People’s United Financial, Inc.	181,800	2,197,962

		3,534,830

Software — 4.5%
Allscripts Healthcare Solutions, Inc.	6,900	64,998
BMC Software, Inc.*	46,700	1,852,122
Fidelity National Information Services, Inc.	68,300	2,377,523
Nuance Communications, Inc.*	58,888	1,314,380

		5,609,023

Telecommunications — 5.9%
Amdocs Ltd.	74,600	2,535,654
Motorola Solutions, Inc.	60,900	3,390,912
Virgin Media, Inc.	38,400	1,411,200

		7,337,766

TOTAL COMMON STOCKS (Cost $103,798,935)		111,111,224

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.2%
Building & Real Estate — 1.2%
Starwood Property Trust, Inc. (Cost $1,200,205)	62,600	$1,437,296

SHORT-TERM INVESTMENTS — 9.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $12,237,710)	12,237,710	12,237,710

TOTAL INVESTMENTS — 100.0% (Cost $117,236,850)		$124,786,230

†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$111,111,224	$111,111,224	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,437,296	1,437,296	—	—
SHORT-TERM INVESTMENTS	12,237,710	12,237,710	—	—

TOTAL INVESTMENTS	$124,786,230	$124,786,230	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.6%
Advertising — 1.9%
The Interpublic Group of Cos., Inc.	100,000	$1,102,000

Aerospace & Defense — 1.1%
Esterline Technologies Corp.*	9,500	604,295

Agriculture — 1.6%
Bunge Ltd.	12,800	930,432

Apparel — 0.6%
Gildan Activewear, Inc.	10,100	369,458

Banks — 8.6%
CIT Group, Inc.*	23,900	923,496
City National Corp.	11,800	584,336
Comerica, Inc.	21,200	643,208
Fifth Third Bancorp	42,200	641,018
M&T Bank Corp.	8,400	827,148
Signature Bank*	3,800	271,092
SunTrust Banks, Inc.	23,900	677,565
Zions Bancorporation	15,900	340,260

		4,908,123

Beverages — 1.0%
Beam, Inc.	5,600	342,104
Constellation Brands, Inc., Class A*	6,500	230,035

		572,139

Biotechnology — 0.9%
Life Technologies Corp.*	10,000	490,800

Building Materials — 0.2%
Eagle Materials, Inc.	2,300	134,550

Chemicals — 4.5%
Ashland, Inc.	10,900	876,469
Cabot Corp.	6,100	242,719
Celanese Corp., Series A	7,700	342,881
Chemtura Corp.*	27,700	588,902
Georgia Gulf Corp.	6,400	264,192
International Flavors & Fragrances, Inc.	4,300	286,122

		2,601,285

Coal — 0.4%
Consol Energy, Inc.	7,400	237,540

Commercial Services — 0.7%
Monster Worldwide, Inc.*	17,200	96,664
Tyco International Ltd.	10,900	318,825

		415,489

Computers — 0.7%
NCR Corp.*	5,100	129,948
NetApp, Inc.*	8,600	288,530

		418,478

Distribution & Wholesale — 2.3%
Arrow Electronics, Inc.*	15,200	578,816
WESCO International, Inc.*	10,700	721,501

		1,300,317

	Number of Shares	Value†

Diversified Financial Services — 3.4%
Affiliated Managers Group, Inc.*	4,400	$572,660
Discover Financial Services	6,100	235,155
Lazard Ltd., Class A	9,300	277,512
Raymond James Financial, Inc.	18,000	693,540
TD Ameritrade Holding Corp.	9,100	152,971

		1,931,838

Diversified Operations — 2.1%
Eaton Corp. Plc	14,200	769,640
Pentair, Inc.	8,900	437,435

		1,207,075

Electric — 5.3%
CMS Energy Corp.	28,800	702,144
Edison International	14,600	659,774
Northeast Utilities	6,200	242,296
NV Energy, Inc.	25,900	469,826
PPL Corp.	20,800	595,504
Xcel Energy, Inc.	13,500	360,585

		3,030,129

Electronics — 1.9%
Agilent Technologies, Inc.	12,500	511,750
TE Connectivity Ltd.	14,900	553,088

		1,064,838

Engineering & Construction — 3.1%
Jacobs Engineering Group, Inc.*	18,700	796,059
URS Corp.	24,600	965,796

		1,761,855

Food — 1.5%
H.J. Heinz Co.	9,800	565,264
Kellogg Co.	5,400	301,590

		866,854

Forest Products & Paper — 1.5%
International Paper Co.	21,800	868,512

Gas — 0.3%
Piedmont Natural Gas Co., Inc.	5,600	175,336

Hand & Machine Tools — 0.5%
Kennametal, Inc.	7,900	316,000

Healthcare Services — 4.8%
CIGNA Corp.	16,500	882,090
Community Health Systems, Inc.*	21,100	648,614
DaVita Healthcare Partners, Inc.*	3,800	420,014
Laboratory Corp. of America Holdings*	5,700	493,734
Universal Health Services, Inc., Class B	6,600	319,110

		2,763,562

Household Products & Wares — 1.1%
Tupperware Brands Corp.	9,600	615,360

Insurance — 9.0%
ACE Ltd.	10,400	829,920
Brown & Brown, Inc.	10,000	254,600

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Endurance Specialty Holdings Ltd.	5,100	$202,419
Everest Re Group Ltd.	6,600	725,670
Hartford Financial Services Group, Inc.	32,000	718,080
Lincoln National Corp.	17,300	448,070
Marsh & McLennan Cos., Inc.	15,900	548,073
PartnerRe Ltd.	7,500	603,675
The Allstate Corp.	11,800	474,006
XL Group Plc	14,100	353,346

		5,157,859

Investment Companies — 1.2%
Ares Capital Corp.	38,200	668,500

Iron & Steel — 1.7%
Allegheny Technologies, Inc.	11,800	358,248
Reliance Steel & Aluminum Co.	9,900	614,790

		973,038

Leisure Time — 0.5%
Harley-Davidson, Inc.	6,100	297,924

Lodging — 0.4%
Hyatt Hotels Corp., Class A*	5,800	223,706

Machinery — Diversified — 1.2%
IDEX Corp.	14,300	665,379

Media — 0.6%
Discovery Communications, Inc., Class A*	5,400	342,792

Miscellaneous Manufacturing — 1.0%
Dover Corp.	9,000	591,390

Oil & Gas — 5.4%
Ensco Plc ADR, Class A	12,300	729,144
EQT Corp.	3,400	200,532
Helmerich & Payne, Inc.	4,200	235,242
Noble Energy, Inc.	5,200	529,048
QEP Resources, Inc.	10,500	317,835
Range Resources Corp.	5,600	351,848
Rowan Cos., Inc. Class A,*	11,500	359,605
Valero Energy Corp.	10,200	348,024

		3,071,278

Oil & Gas Services — 1.7%
Cameron International Corp.*	4,900	276,654
Halliburton Co.	7,800	270,582
Superior Energy Services, Inc.*	22,000	455,840

		1,003,076

Packaging and Containers — 1.4%
Ball Corp.	8,800	393,800
Rock-Tenn Co., Class A	3,500	244,685
Sealed Air Corp.	8,900	155,839

		794,324

Pharmaceuticals — 4.1%
McKesson Corp.	3,000	290,880
Mylan, Inc.*	37,400	1,027,752

	Number of Shares	Value†

Pharmaceuticals — (continued)
Watson Pharmaceuticals, Inc.*	12,100	$1,040,600

		2,359,232

Pipelines — 0.6%
Kinder Morgan, Inc.	10,400	367,432

Real Estate — 1.7%
Jones Lang LaSalle, Inc.	11,600	973,704

Retail — 2.8%
Abercrombie & Fitch Co., Class A	3,800	182,286
Macy’s, Inc.	19,000	741,380
Pier 1 Imports, Inc.	23,600	472,000
Tiffany & Co.	3,900	223,626

		1,619,292

Semiconductors — 2.5%
Analog Devices, Inc.	13,900	584,634
Broadcom Corp., Class A	16,900	561,249
Xilinx, Inc.	8,400	301,560

		1,447,443

Software — 1.9%
Adobe Systems, Inc.*	7,900	297,672
Fiserv, Inc.*	10,400	821,912

		1,119,584

Telecommunications — 2.6%
Anixter International, Inc.	12,700	812,546
CenturyLink, Inc.	16,700	653,304

		1,465,850

Transportation — 1.3%
Kansas City Southern	2,300	192,004
Ryder System, Inc.	6,700	334,531
Tidewater, Inc.	4,400	196,592

		723,127

TOTAL COMMON STOCKS (Cost $45,555,074)		52,551,195

REAL ESTATE INVESTMENT TRUSTS — 5.9%
Apartments — 0.9%
American Campus Communities, Inc.	3,800	175,294
Camden Property Trust	2,000	136,420
Home Properties, Inc.	3,300	202,323

		514,037

Diversified — 2.2%
Liberty Property Trust	10,700	382,739
Vornado Realty Trust	6,500	520,520
Weyerhaeuser Co.	12,000	333,840

		1,237,099

Healthcare — 0.8%
Ventas, Inc.	6,900	446,568

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Mid Core Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.2%
ProLogis, Inc.	4,000	$145,960

Office Property — 1.0%
Alexandria Real Estate Equities, Inc.	6,200	429,784
Boston Properties, Inc.	1,400	148,134

		577,918

Regional Malls — 0.8%
CBL & Associates Properties, Inc.	16,000	339,360
The Macerich Co.	2,100	122,430

		461,790

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,266,631)		3,383,372

WARRANTS — 0.1%
Kinder Morgan, Inc. Strike price: $40.00 Expiration Date: 05/25/17 (Cost $18,637)	11,652	44,045

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,411,984)	1,411,984	1,411,984

TOTAL INVESTMENTS — 100.0% (Cost $50,252,326)		$57,390,596

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2012††
United States	90%
Bermuda	4
Switzerland	3
Canada	1
Ireland	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$52,551,195	$52,551,195	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,383,372	3,383,372	—	—
SHORT-TERM INVESTMENTS	1,411,984	1,411,984	—	—
WARRANTS	44,045	44,045	—	—

TOTAL INVESTMENTS	$57,390,596	$57,390,596	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.6%
Aerospace & Defense — 3.4%
TransDigm Group, Inc.*	5,820	$793,615
Triumph Group, Inc.	9,460	617,738

		1,411,353

Airlines — 1.7%
Copa Holdings S.A., Class A	7,010	697,145

Apparel — 1.2%
Under Armour, Inc., Class A*	10,240	496,947

Auto Manufacturers — 1.3%
Tesla Motors, Inc.*	15,766	533,994

Auto Parts & Equipment — 0.8%
BorgWarner, Inc.*	4,460	319,425

Beverages — 1.0%
Constellation Brands, Inc., Class A*	11,860	419,725

Biotechnology — 1.2%
Cubist Pharmaceuticals, Inc.*	11,580	487,055

Chemicals — 1.5%
Airgas, Inc.	6,640	606,166

Commercial Services — 11.8%
Alliance Data Systems Corp.*	5,450	788,942
Corelogic, Inc.*	16,547	445,445
CoStar Group, Inc.*	5,220	466,512
Gartner, Inc.*	8,365	384,957
Hertz Global Holdings, Inc.*	37,730	613,867
Team Health Holdings, Inc.*	20,010	575,688
The Advisory Board Co.*	9,710	454,331
Vantiv, Inc.*	14,302	292,047
Verisk Analytics, Inc.*	11,580	590,580
Zillow, Inc. Class A*	8,520	236,430

		4,848,799

Computers — 2.2%
Fortinet, Inc.*	24,624	518,828
Stratasys, Inc.*	4,940	395,941

		914,769

Distribution & Wholesale — 1.1%
WESCO International, Inc.*	6,600	445,038

Diversified Financial Services — 2.8%
Affiliated Managers Group, Inc.*	5,980	778,297
Stifel Financial Corp.*	12,070	385,878

		1,164,175

Electronics — 1.2%
FEI Co.	8,540	473,628

Food — 2.5%
Annie’s, Inc.*	10,495	350,848
Fresh Market, Inc. (The)*	8,360	402,032
Smart Balance, Inc.*	20,080	259,032

		1,011,912

	Number of Shares	Value†

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	5,660	$398,860

Healthcare Products — 6.2%
Align Technology, Inc.*	11,740	325,785
Bruker Corp.*	26,370	402,670
Cepheid, Inc.*	9,350	316,123
Hanger Orthopedic Group, Inc.*	16,413	449,060
Sirona Dental Systems, Inc.*	8,100	522,126
Thoratec Corp.*	14,030	526,406

		2,542,170

Healthcare Services — 0.5%
Laboratory Corp. of America Holdings*	2,310	200,092

Household Products & Wares — 0.7%
Jarden Corp.*	5,580	288,486

Internet — 6.6%
Angie’s List, Inc.*	17,300	207,427
BroadSoft, Inc.*	15,696	570,236
ExactTarget, Inc.*	22,606	452,120
Expedia, Inc.	8,280	508,806
MercadoLibre, Inc.	5,360	421,135
Rackspace Hosting, Inc.*	7,090	526,574

		2,686,298

Machinery — Diversified — 3.9%
Chart Industries, Inc.*	6,190	412,687
Graco, Inc.	11,190	576,173
Wabtec Corp.	6,810	596,148

		1,585,008

Miscellaneous Manufacturing — 2.1%
Colfax Corp.*	10,686	431,180
Sodastream International Ltd.*	9,930	445,758

		876,938

Oil & Gas — 2.6%
Approach Resources, Inc.*	13,344	333,733
Cabot Oil & Gas Corp.	6,300	313,362
PDC Energy, Inc.*	12,490	414,793

		1,061,888

Oil & Gas Services — 0.9%
Oil States International, Inc.*	5,240	374,870

Pharmaceuticals — 5.5%
Achillion Pharmaceuticals, Inc.*	12,650	101,453
BioMarin Pharmaceutical, Inc.*	11,371	560,022
Catamaran Corp.*	11,310	532,814
Impax Laboratories, Inc.*	23,440	480,285
Onyx Pharmaceuticals, Inc.*	5,190	392,001
Orexigen Therapeutics, Inc.*	34,130	179,865

		2,246,440

Real Estate — 1.3%
CBRE Group, Inc., Class A*	26,680	530,932

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 11.8%
Chico’s FAS, Inc.	23,820	$439,717
DSW, Inc., Class A	8,628	566,773
GNC Holdings, Inc., Class A	17,834	593,516
Hibbett Sports, Inc.*	7,800	411,060
Lumber Liquidators Holdings, Inc.*	7,320	386,716
Panera Bread Co., Class A*	4,315	685,351
PVH Corp.	6,000	666,060
Ulta Salon Cosmetics & Fragrance, Inc.*	5,591	549,372
Williams-Sonoma, Inc.	12,350	540,559

		4,839,124

Semiconductors — 0.9%
Skyworks Solutions, Inc.*	18,120	367,836

Software — 7.7%
ACI Worldwide, Inc.*	12,790	558,795
Aspen Technology, Inc.*	30,790	851,036
athenahealth, Inc.*	5,150	378,268
CommVault Systems, Inc.*	9,250	644,817
Guidewire Software, Inc.*	16,180	480,870
ServiceNow, Inc.*	7,975	239,489

		3,153,275

Telecommunications — 6.3%
EZchip Semiconductor Ltd.*	10,390	343,597
IPG Photonics Corp.*	3,090	205,949
Iridium Communications, Inc.*	49,080	330,799
SBA Communications Corp., Class A*	16,786	1,192,142
Virgin Media, Inc.	14,080	517,440

		2,589,927

Toys, Games & Hobbies — 1.0%
Leapfrog Enterprises, Inc.*	48,780	420,971

Transportation — 3.9%
Gulfmark Offshore, Inc., Class A	7,597	261,717
Kansas City Southern	15,780	1,317,314

		1,579,031

TOTAL COMMON STOCKS (Cost $35,159,366)		39,572,277

SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,409,941)	1,409,941	1,409,941

TOTAL INVESTMENTS — 100.0% (Cost $36,569,307)		$40,982,218

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$39,572,277	$39,572,277	$—	$—
SHORT- TERM INVEST MENTS	1,409,941	1,409,941	—	—

TOTAL INVEST MENTS	$40,982,218	$40,982,218	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.2%
Apparel — 0.9%
The Jones Group, Inc.	36,340	$401,920

Auto Parts & Equipment — 3.8%
Dana Holding Corp.	28,750	448,788
Lear Corp.	15,100	707,284
TRW Automotive Holdings Corp.*	9,340	500,717

		1,656,789

Banks — 8.8%
Associated Banc-Corp.	41,620	546,054
CapitalSource, Inc.	67,200	509,376
Comerica, Inc.	17,035	516,842
Huntington Bancshares, Inc.	92,270	589,605
Popular, Inc.*	18,449	383,555
Susquehanna Bancshares, Inc.	43,240	453,155
Webster Financial Corp.	11,590	238,175
Zions Bancorporation	30,420	650,988

		3,887,750

Beverages — 0.9%
Constellation Brands, Inc., Class A*	11,770	416,540

Building Materials — 1.4%
Fortune Brands Home & Security, Inc.*	21,710	634,366

Chemicals — 1.5%
Chemtura Corp.*	14,090	299,553
Huntsman Corp.	23,090	367,131

		666,684

Commercial Services — 3.2%
Avis Budget Group, Inc.*	24,000	475,680
Convergys Corp.	25,750	422,557
Hertz Global Holdings, Inc.*	30,940	503,394

		1,401,631

Computers — 1.1%
Insight Enterprises, Inc.*	27,120	471,074

Distribution & Wholesale — 1.7%
Arrow Electronics, Inc.*	13,690	521,315
Ingram Micro, Inc., Class A*	13,590	229,943

		751,258

Diversified Financial Services — 2.0%
Aircastle Ltd.	38,780	486,301
Legg Mason, Inc.	15,090	388,115

		874,416

Electric — 3.3%
Great Plains Energy, Inc.	22,750	462,053
NV Energy, Inc.	27,770	503,748
PNM Resources, Inc.	23,320	478,293

		1,444,094

Electrical Components & Equipment — 2.4%
EnerSys*	12,720	478,654
General Cable Corp.*	18,650	567,146

		1,045,800

	Number of Shares	Value†

Electronics — 5.4%
AU Optronics Corp. ADR*	83,630	$376,335
Avnet, Inc.*	14,890	455,783
Flextronics International Ltd.	68,310	424,205
Jabil Circuit, Inc.	13,370	257,907
TTM Technologies, Inc.*	42,360	389,712
Vishay Intertechnology, Inc.*	47,200	501,736

		2,405,678

Engineering & Construction — 0.6%
Tutor Perini Corp.*	19,250	263,725

Food — 2.4%
Dole Food Co., Inc.*	36,800	422,096
Tyson Foods, Inc., Class A	33,350	646,990

		1,069,086

Gas — 2.0%
Atmos Energy Corp.	12,055	423,372
UGI Corp.	14,590	477,239

		900,611

Hand & Machine Tools — 1.0%
Kennametal, Inc.	11,590	463,600

Healthcare Services — 2.9%
Health Net, Inc.*	14,120	343,116
LifePoint Hospitals, Inc.*	10,010	377,878
Universal Health Services, Inc., Class B	11,200	541,520

		1,262,514

Home Builders — 3.5%
Meritage Homes Corp.*	13,640	509,454
NVR, Inc.*	555	510,600
PulteGroup, Inc.*	28,550	518,468

		1,538,522

Household Products & Wares — 0.8%
Avery Dennison Corp.	10,140	354,089

Housewares — 0.6%
Newell Rubbermaid, Inc.	11,650	259,446

Insurance — 8.6%
Aspen Insurance Holdings Ltd.	19,140	614,011
Fidelity National Financial, Inc., Class A	27,990	659,164
Platinum Underwriters Holdings Ltd.	12,090	556,140
Reinsurance Group of America, Inc.	9,665	517,271
Torchmark Corp.	9,970	515,150
Unum Group	20,565	428,163
Validus Holdings Ltd.	14,470	500,373

		3,790,272

Iron & Steel — 3.7%
Commercial Metals Co.	39,250	583,255
Reliance Steel & Aluminum Co.	9,390	583,119
Steel Dynamics, Inc.	35,110	482,060

		1,648,434

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 1.2%
Royal Caribbean Cruises Ltd.	15,390	$523,260

Lodging — 1.3%
MGM Resorts International*	48,300	562,212

Machinery - Construction & Mining — 1.3%
Terex Corp.*	19,860	558,265

Machinery—Diversified — 0.7%
Sauer-Danfoss, Inc.	6,030	321,821

Media — 0.9%
Gannett Co., Inc.	21,090	379,831

Metal Fabricate/Hardware — 1.4%
Timken Co.	13,000	621,790

Office Furnishings — 0.6%
Steelcase, Inc., Class A	22,510	286,777

Oil & Gas — 4.6%
Cimarex Energy Co.	9,870	569,795
Helmerich & Payne, Inc.	12,170	681,642
Plains Exploration & Production Co.*	10,340	485,359
Stone Energy Corp.*	13,700	281,124

		2,017,920

Real Estate Investment Trusts — 1.2%
RLJ Lodging Trust	28,340	548,946

Retail — 3.9%
ANN, Inc.*	12,900	436,536
GameStop Corp., Class A	13,670	342,980
Office Depot, Inc.*	113,110	371,001
The Men’s Wearhouse, Inc.	18,160	565,866

		1,716,383

Savings & Loans — 0.9%
First Niagara Financial Group, Inc.	50,650	401,655

Semiconductors — 4.6%
Amkor Technology, Inc.*	40,100	170,425
Entegris, Inc.*	52,180	479,012
Lam Research Corp.*	14,410	520,633
Micron Technology, Inc.*	82,590	524,447
MKS Instruments, Inc.	13,670	352,413

		2,046,930

Telecommunications — 3.1%
Amdocs Ltd.	16,435	558,626
Anixter International, Inc.*	6,530	417,789
Harris Corp.	7,590	371,606

		1,348,021

Transportation — 3.0%
Bristow Group, Inc.	10,945	587,309
Con-way, Inc.	18,140	504,655
Teekay Corp.	7,890	253,269

		1,345,233

TOTAL COMMON STOCKS (Cost $34,994,039)		40,287,343

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 6.5%
Apartments — 1.4%
Camden Property Trust	4,690	$319,905
Mid-America Apartment Communities, Inc.	4,860	314,685

		634,590

Diversified — 1.2%
EPR Properties	11,490	529,804

Forest Products & Paper — 1.0%
Plum Creek Timber Co.	9,930	440,594

Hotels & Resorts — 0.6%
DiamondRock Hospitality Co.	27,490	247,410

Office Property — 1.2%
BioMed Realty Trust, Inc.	26,550	513,211

Regional Malls — 1.1%
Glimcher Realty Trust	43,530	482,748

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,569,907)		2,848,357

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,027,656)	1,027,656	1,027,656

TOTAL INVESTMENTS — 100.0% (Cost $38,591,602)		$44,163,356

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.

Country Weightings as of 12/31/2012††
United States	93%
Bermuda	3
Canada	1
Puerto Rico	1
Singapore	1
Taiwan	1

Total	100%

††	% of total investments as of December 31, 2012

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$40,287,343	$40,287,343	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,848,357	2,848,357	—	—
SHORT-TERM INVESTMENTS	1,027,656	1,027,656	—	—

TOTAL INVESTMENTS	$44,163,356	$44,163,356	—	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.0%
Apparel — 0.8%
Steven Madden Ltd.*	13,575	$573,815

Auto Manufacturers — 5.0%
Tesla Motors, Inc.*	48,665	1,648,283
Wabash National Corp.*	249,710	2,239,899

		3,888,182

Auto Parts & Equipment — 1.4%
Tenneco, Inc.*	30,715	1,078,404

Biotechnology — 5.0%
Amarin Corp. Plc*	134,560	1,088,590
Ariad Pharmaceuticals, Inc.*	38,375	736,032
Cubist Pharmaceuticals, Inc.*	16,310	685,999
Emergent BioSolutions, Inc.*	48,542	778,614
Myriad Genetics, Inc.*	19,580	533,555

		3,822,790

Chemicals — 1.5%
American Vanguard Corp.	37,835	1,175,534

Coal — 1.3%
Walter Energy, Inc.	27,580	989,570

Commercial Services — 16.8%
Acacia Research — Acacia Technologies*	79,145	2,030,069
Accretive Health, Inc.*	75,905	877,462
American Public Education, Inc.*	64,011	2,311,437
FTI Consulting, Inc.*	27,800	917,400
InterXion Holding N.V.*	9,905	235,343
Lender Processing Services, Inc.	68,840	1,694,841
Medifast, Inc.*	45,410	1,198,370
Parexel International Corp.*	17,450	516,345
PHH Corp.*	37,640	856,310
United Rentals, Inc.*	34,850	1,586,372
VistaPrint N.V.*	22,549	740,960

		12,964,909

Diversified Financial Services — 7.7%
Encore Capital Group, Inc.*	62,290	1,907,320
Financial Engines, Inc.*	19,990	554,722
Nationstar Mortgage Holdings, Inc.*	61,795	1,914,409
WisdomTree Investments, Inc.*	255,357	1,562,785

		5,939,236

Engineering & Construction — 1.6%
MasTec, Inc.*	49,730	1,239,769

Food — 0.8%
Smart Balance, Inc.*	43,840	565,536
The Hain Celestial Group, Inc.*	1,190	64,522

		630,058

Healthcare Products — 4.7%
Align Technology, Inc.*	57,206	1,587,467
Insulet Corp.*	32,205	683,390
OraSure Technologies, Inc.*	100,565	722,057
Spectranetics Corp.*	39,865	588,806

		3,581,720

	Number of Shares	Value†

Home Builders — 1.3%
M/I Homes, Inc.*	38,180	$1,011,770

Household Products & Wares — 0.7%
Tumi Holdings, Inc.*	26,022	542,559

Internet — 9.9%
BroadSoft, Inc.*	54,311	1,973,119
Cogent Communications Group, Inc.	48,645	1,101,323
Constant Contact, Inc.*	138,535	1,968,582
ExactTarget, Inc.*	28,120	562,400
Internap Network Services Corp.*	90,681	629,326
Pandora Media, Inc.*	80,770	741,468
Sourcefire, Inc.*	14,440	681,857

		7,658,075

Leisure Time — 1.3%
Life Time Fitness, Inc.*	20,025	985,430

Machinery — Diversified — 1.6%
The Manitowoc Co., Inc.	77,305	1,212,142

Metal Fabricate/Hardware — 1.3%
Haynes International, Inc.	19,156	993,622

Mining — 3.8%
Globe Specialty Metals, Inc.	101,132	1,390,565
Horsehead Holding Corp.*	130,889	1,336,377
Materion Corp.	8,990	231,762

		2,958,704

Miscellaneous Manufacturing — 4.9%
Polypore International, Inc.*	39,205	1,823,033
Sodastream International Ltd.*	43,445	1,950,246

		3,773,279

Oil & Gas — 9.2%
Carrizo Oil & Gas, Inc.*	75,385	1,577,054
Comstock Resources, Inc.*	144,295	2,183,183
Goodrich Petroleum Corp.*	200,922	1,872,593
Halcon Resources Corp.*	17,265	119,474
Quicksilver Resources, Inc.*	468,333	1,339,433

		7,091,737

Retail — 1.6%
Francesca’s Holdings Corp.*	46,985	1,219,731

Semiconductors — 4.6%
Cavium, Inc.*	50,954	1,590,275
Inphi Corp.*	147,145	1,409,649
Power Integrations, Inc.	17,230	579,100

		3,579,024

Software — 3.5%
CommVault Systems, Inc.*	8,160	568,834
InnerWorkings, Inc.*	47,015	647,867
Medidata Solutions, Inc.*	14,690	575,701
QLIK Technologies, Inc.*	43,060	935,263

		2,727,665

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Storage & Warehousing — 1.2%
Mobile Mini, Inc.*	45,452	$946,765

Telecommunications — 5.7%
Acme Packet, Inc.*	72,112	1,595,117
Aruba Networks, Inc.*	29,230	606,523
Finisar Corp.*	23,930	390,059
IPG Photonics Corp.	26,940	1,795,551

		4,387,250

Transportation — 2.8%
Celadon Group, Inc.	35,609	643,454
Scorpio Tankers, Inc.*	211,470	1,503,552

		2,147,006

TOTAL COMMON STOCKS (Cost $71,985,697)		77,118,746

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $7,640)	7,640	7,640

TOTAL INVESTMENTS — 100.0% (Cost $71,993,337)		$77,126,386

†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

Country Weightings as of 12/31/2012††
United States	93%
Israel	3
Principality of Monaco	2
Ireland	1
Netherlands	1

Total	100%

††	% of total investments as of December 31, 2012

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$77,118,746	$77,118,746	$—	$—
SHORT-TERM INVESTMENTS	7,640	7,640	—	—

TOTAL INVESTMENTS	$77,126,386	$77,126,386	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 85.1%
Aerospace & Defense — 2.0%
AAR Corp.	20,148	$376,365
Kaman Corp.	36,489	1,342,795
Teledyne Technologies, Inc.*	13,732	893,541
Triumph Group, Inc.	15,023	981,002

		3,593,703

Apparel — 1.5%
Carter’s, Inc.*	11,055	615,211
Hanesbrands Inc.*	30,977	1,109,596
Steven Madden Ltd.*	21,259	898,618

		2,623,425

Auto Parts & Equipment — 1.1%
American Axle & Manufacturing Holdings, Inc.*	86,594	969,853
Dana Holding Corp.	22,157	345,870
Tenneco, Inc.*	16,098	565,201

		1,880,924

Banks — 12.0%
BancorpSouth, Inc.	58,088	844,600
Bank of the Ozarks, Inc.	42,872	1,434,926
Banner Corp.	5,754	176,820
Boston Private Financial Holdings, Inc.	64,265	579,028
Bridge Capital Holdings*	13,155	204,692
CoBiz Financial, Inc.	32,185	240,422
Community Bank System, Inc.	30,596	837,107
F.N.B. Corp.	59,339	630,180
First Financial Bankshares, Inc.	21,561	841,095
First Midwest Bancorp, Inc.	49,006	613,555
Glacier Bancorp, Inc.	48,346	711,170
Hancock Holding Co.	17,391	551,990
Heritage Financial Corp.	16,047	235,730
Home BancShares, Inc.	18,450	609,219
Independent Bank Corp.	15,899	460,276
Lakeland Financial Corp.	12,835	331,656
MB Financial, Inc.	44,118	871,330
Pinnacle Financial Partners, Inc.*	32,356	609,587
PrivateBancorp, Inc.	63,990	980,327
Prosperity Bancshares, Inc.	33,219	1,395,198
Sandy Spring Bancorp, Inc.	14,160	274,987
SCBT Financial Corp.	18,141	728,905
Sierra Bancorp	7,983	91,246
Signature Bank*	25,256	1,801,763
Simmons First National Corp., Class A	8,180	207,445
Southcoast Financial Corp.*	12,271	62,337
Sterling Financial Corp.	33,343	696,202
Summit State Bank	9,857	66,535
Texas Capital Bancshares, Inc.*	34,461	1,544,542
The First of Long Island Corp.	8,510	241,003
Trico Bancshares	16,810	281,567
UMB Financial Corp.	27,898	1,223,048
Webster Financial Corp.	39,840	818,712

		21,197,200

	Number of Shares	Value†

Building Materials — 0.9%
Comfort Systems USA, Inc.	84,321	$1,025,343
Universal Forest Products, Inc.	14,135	537,696

		1,563,039

Chemicals — 3.9%
Cytec Industries, Inc.	9,257	637,159
Georgia Gulf Corp.	12,329	508,941
H.B. Fuller Co.	34,609	1,205,085
Methanex Corp.	13,497	430,149
Minerals Technologies, Inc.	17,177	685,706
PolyOne Corp.	77,254	1,577,527
Quaker Chemical Corp.	6,599	355,422
W.R. Grace & Co.*	12,628	848,981
Westlake Chemical Corp.	9,259	734,239

		6,983,209

Commercial Services — 2.8%
Aaron’s Inc.*	30,664	867,178
Convergys Corp.	68,107	1,117,636
Monro Muffler Brake, Inc.	13,552	473,914
On Assignment, Inc.*	28,289	573,701
Service Corp International	36,651	506,150
Team Health Holdings, Inc.*	32,008	920,870
TrueBlue, Inc.*	30,507	480,485

		4,939,934

Computers — 1.6%
Electronics for Imaging, Inc.*	57,707	1,095,856
Mentor Graphics Corp.*	57,754	982,973
NetScout Systems, Inc.*	27,621	717,870

		2,796,699

Cosmetics & Personal Care — 0.5%
Elizabeth Arden, Inc.*	18,535	834,260

Distribution & Wholesale — 1.0%
ScanSource, Inc.*	24,558	780,208
Watsco, Inc.	13,716	1,027,328

		1,807,536

Diversified Financial Services — 2.6%
Cohen & Steers, Inc.	11,478	349,735
KBW, Inc.	14,800	226,440
Manning & Napier, Inc.	13,064	164,606
MarketAxess Holdings, Inc.	24,970	881,441
Ocwen Financial Corp.*	51,789	1,791,382
Piper Jaffray Cos.*	5,687	182,723
Stifel Financial Corp.*	33,619	1,074,799

		4,671,126

Electric — 4.8%
Allete, Inc.	13,062	535,281
Black Hills Corp.	7,481	271,860
Cleco Corp.	43,153	1,726,551
El Paso Electric Co.	78,009	2,489,267
IDACORP, Inc.	39,879	1,728,755
NorthWestern Corp.	10,678	370,847

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
NRG Energy, Inc.	27,814	$639,444
UNS Energy Corp.	18,691	792,872

		8,554,877

Electrical Components & Equipment — 1.7%
Acuity Brands, Inc.	7,869	532,967
Belden, Inc.	36,533	1,643,620
Littelfuse, Inc.	13,994	863,570

		3,040,157

Electronics — 1.5%
Checkpoint Systems, Inc.*	41,734	448,223
Coherent, Inc.*	4,859	245,963
Newport Corp.*	70,461	947,700
PerkinElmer, Inc.	29,793	945,630

		2,587,516

Engineering & Construction — 0.5%
Michael Baker Corp.	8,825	220,007
MYR Group, Inc.*	30,486	678,314

		898,321

Entertainment — 1.6%
Marriott Vacations Worldwide Corp.*	27,097	1,129,132
Six Flags Entertainment Corp.	9,431	577,177
Vail Resorts, Inc.	20,733	1,121,448

		2,827,757

Environmental Control — 0.8%
Darling International, Inc.*	47,897	768,268
Waste Connections, Inc.	17,442	589,365

		1,357,633

Food — 0.8%
The Hain Celestial Group, Inc.*	14,257	773,015
TreeHouse Foods, Inc.*	12,165	634,161

		1,407,176

Forest Products & Paper — 0.1%
KapStone Paper and Packaging Corp.*	10,003	221,967

Gas — 1.8%
Southwest Gas Corp.	74,046	3,140,291

Healthcare Products — 0.9%
Orthofix International N.V.*	20,797	817,946
West Pharmaceutical Services, Inc.	13,100	717,225

		1,535,171

Healthcare Services — 2.1%
Acadia Healthcare Co., Inc.*	38,985	909,520
HealthSouth Corp.*	88,099	1,859,770
ICON Plc ADR*	37,692	1,046,330

		3,815,620

Home Builders — 0.7%
Meritage Homes Corp.*	25,760	962,136
Standard Pacific Corp.*	34,216	251,488

		1,213,624

	Number of Shares	Value†

Home Furnishings — 0.2%
Harman International Industries, Inc.	7,979	$356,183

Insurance — 4.8%
Alterra Capital Holdings Ltd.	50,679	1,428,641
American Equity Investment Life Holding Co.	149,946	1,830,841
Aspen Insurance Holdings Ltd.	28,886	926,663
Enstar Group Ltd.*	5,349	598,981
Maiden Holdings Ltd.	21,239	195,186
Meadowbrook Insurance Group, Inc.	125,520	725,506
ProAssurance Corp.	33,384	1,408,471
RLI Corp.	6,937	448,546
Tower Group, Inc.	49,384	877,554

		8,440,389

Investment Companies — 1.1%
Golub Capital BDC, Inc.	17,653	282,095
New Mountain Finance Corp.	21,197	315,835
PennantPark Investment Corp.	44,831	492,917
Solar Capital Ltd.	16,184	386,960
Solar Senior Capital Ltd.	11,587	216,213
THL Credit, Inc.	19,151	283,243

		1,977,263

Iron & Steel — 1.3%
Carpenter Technology Corp.	17,587	908,017
Commercial Metals Co.	18,799	279,353
Metals USA Holdings Corp.	44,146	772,114
Schnitzer Steel Industries, Inc., Class A	9,364	284,010

		2,243,494

Leisure Time — 1.0%
Arctic Cat, Inc.*	13,163	439,512
Brunswick Corp.	22,221	646,409
Polaris Industries, Inc.	8,005	673,621

		1,759,542

Machinery — Diversified — 2.1%
Altra Holdings, Inc.	28,849	636,120
Applied Industrial Technologies, Inc.	21,947	921,994
Edwards Group Ltd*	80,304	488,248
Graco, Inc.	19,502	1,004,158
Tennant Co.	8,766	385,266
Twin Disc, Inc.	19,562	340,966

		3,776,752

Metal Fabricate/Hardware — 1.0%
CIRCOR International, Inc.	16,446	651,097
Olympic Steel, Inc.	14,305	316,713
RBC Bearings, Inc.*	17,994	900,959

		1,868,769

Mining — 1.0%
Coeur d’Alene Mines Corp.*	7,815	192,249
Kaiser Aluminum Corp.	24,462	1,509,061

		1,701,310

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 2.1%
A.O. Smith Corp.	15,089	$951,663
Carlisle Cos., Inc.	25,166	1,478,754
Crane Co.	19,242	890,520
Raven Industries, Inc.	16,481	434,439

		3,755,376

Oil & Gas — 2.2%
Approach Resources, Inc.*	59,231	1,481,367
Diamondback Energy Inc.*	24,706	472,379
Rex Energy Corp.*	69,669	907,090
Western Refining, Inc.	34,509	972,809

		3,833,645

Oil & Gas Services — 3.2%
Dril-Quip, Inc.*	21,550	1,574,227
Forum Energy Technologies, Inc.*	56,978	1,410,205
Lufkin Industries, Inc.	13,214	768,130
Newpark Resources, Inc.*	178,487	1,401,123
Thermon Group Holdings, Inc.*	22,858	514,991

		5,668,676

Real Estate — 0.3%
Kennedy-Wilson Holdings, Inc.	38,820	542,704

Retail — 4.5%
Asbury Automotive Group, Inc.*	13,024	417,159
Cabela’s, Inc.*	15,151	632,554
Casey’s General Stores, Inc.	9,878	524,522
Chico’s FAS, Inc.	35,209	649,958
DineEquity, Inc.*	4,868	326,156
First Cash Financial Services, Inc.*	11,712	581,149
Francesca’s Holdings Corp.*	16,743	434,648
GNC Holdings, Inc., Class A	23,451	780,449
HSN, Inc.	14,173	780,649
Mattress Firm Holding Corp.*	13,738	336,993
Shoe Carnival, Inc.	29,264	599,619
Susser Holdings Corp.*	19,346	667,244
Vitamin Shoppe, Inc.*	4,471	256,457
World Fuel Services Corp.	22,235	915,415

		7,902,972

Savings & Loans — 2.0%
Brookline Bancorp, Inc.	42,933	364,930
Dime Community Bancshares, Inc.	25,318	351,667
Flushing Financial Corp.	36,546	560,616
Home Loan Servicing Solutions Ltd.	36,778	695,104
Northwest Bancshares, Inc.	41,686	506,068
Oritani Financial Corp.	15,281	234,105
Provident Financial Services, Inc.	41,683	621,910
WSFS Financial Corp.	6,595	278,639

		3,613,039

Semiconductors — 4.4%
Cabot Microelectronics Corp.*	33,527	1,190,544
Fairchild Semiconductor International, Inc.*	96,265	1,386,216
Hittite Microwave Corp.*	12,937	803,388
Intersil Corp., Class A	113,492	940,849

	Number of Shares	Value†

Semiconductors — (continued)
Micrel, Inc.	39,878	$378,841
MKS Instruments, Inc.	40,967	1,056,129
Semtech Corp.*	52,187	1,510,813
Ultratech, Inc.*	14,058	524,363

		7,791,143

Software — 2.9%
Digi International, Inc.*	35,644	337,549
Interactive Intelligence Group, Inc.*	9,176	307,763
Monotype Imaging Holdings, Inc.	36,489	583,094
Parametric Technology Corp.*	63,075	1,419,818
SS&C Technologies Holdings, Inc.*	42,274	977,375
SYNNEX Corp.*	21,373	734,804
Verint Systems, Inc.*	25,744	755,844

		5,116,247

Telecommunications — 2.1%
ADTRAN, Inc.	30,736	600,581
Anixter International, Inc.*	22,524	1,441,086
Plantronics, Inc.	15,944	587,855
Premiere Global Services, Inc.*	106,242	1,039,047

		3,668,569

Textiles — 0.6%
G&K Services, Inc., Class A	29,515	1,007,937

Transportation — 1.1%
Forward Air Corp.	32,349	1,132,538
Heartland Express, Inc.	57,208	747,709

		1,880,247

TOTAL COMMON STOCKS (Cost $127,011,785)		150,395,422

REAL ESTATE INVESTMENT TRUSTS — 12.2%
Apartments — 1.3%
American Campus Communities, Inc.	18,720	863,554
Mid-America Apartment Communities, Inc.	13,009	842,333
Silver Bay Realty Trust Corp.*	27,215	512,458

		2,218,345

Building & Real Estate — 3.2%
CreXus Investment Corp.	35,619	436,333
CYS Investments, Inc.	105,080	1,240,995
MFA Financial, Inc.	187,170	1,517,949
National Retail Properties, Inc.	29,790	929,448
Starwood Property Trust, Inc.	15,814	363,089
Two Harbors Investment Corp.	102,729	1,138,237

		5,626,051

Diversified — 3.2%
Coresite Realty Corp.	39,519	1,093,096
DuPont Fabros Technology, Inc.	26,524	640,820
EPR Properties	35,447	1,634,461
PS Business Parks, Inc.	23,661	1,537,492
Walter Investment Management Corp.*	19,169	824,650

		5,730,519

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — 0.8%
LTC Properties, Inc.	25,381	$893,157
Omega Healthcare Investors, Inc.	21,961	523,770

		1,416,927

Hotels & Resorts — 1.3%
LaSalle Hotel Properties	50,077	1,271,455
Pebblebrook Hotel Trust	43,301	1,000,253

		2,271,708

Office Property — 0.7%
Hudson Pacific Properties, Inc.	59,238	1,247,552

Regional Malls — 0.6%
CBL & Associates Properties, Inc.	48,039	1,018,907

Storage & Warehousing — 0.5%
CubeSmart	66,094	962,989

Strip Centers — 0.6%
Acadia Realty Trust	38,995	977,995

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,282,763)		21,470,993

WARRANTS — 0.0%
Magnum Hunter Resources Corp. (Cost $0)	6,348	127

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,804,906)	4,804,906	4,804,906

TOTAL INVESTMENTS — 100.0% (Cost $149,099,454)		$176,671,448

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$150,395,422	$150,395,422	$—	$—
REAL ESTATE INVESTMENT TRUSTS	21,470,993	21,470,993	—	—
WARRANTS	127	127	—	—
SHORT-TERM INVESTMENTS	4,804,906	4,804,906	—	—

TOTAL INVESTMENTS	$176,671,448	$176,671,448	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 88.7%
Advertising — 0.1%
Harte-Hanks, Inc.	978	$5,770
Marchex, Inc., Class B	745	3,062
MDC Partners, Inc.	600	6,780
Millennial Media, Inc.*	700	8,771

		24,383

Aerospace & Defense — 1.2%
AAR Corp.	1,169	21,837
AeroVironment, Inc.*	418	9,087
Astronics Corp.*	331	7,573
Cubic Corp.	469	22,498
Curtiss-Wright Corp.	1,726	56,665
Esterline Technologies Corp.*	1,040	66,154
GenCorp, Inc.*	2,440	22,326
HEICO Corp.	1,812	81,105
Kaman Corp.	848	31,206
Kratos Defense & Security Solutions, Inc.*	922	4,638
LMI Aerospace, Inc.*	153	2,959
Moog, Inc., Class A*	1,591	65,279
National Presto Industries, Inc.	146	10,089
Orbital Sciences Corp.*	2,496	34,370
Teledyne Technologies, Inc.*	1,204	78,344

		514,130

Agriculture — 0.3%
Alico, Inc.	51	1,868
Alliance One International, Inc.*	2,256	8,212
Cadiz, Inc.*	157	1,243
Griffin Land & Nurseries, Inc.	40	1,080
Limoneira Co.	100	1,939
Star Scientific, Inc.*	4,044	10,838
Tejon Ranch Co.*	388	10,895
The Andersons, Inc.	755	32,390
Universal Corp.	755	37,682
Vector Group Ltd.	2,038	30,305

		136,452

Airlines — 0.8%
Alaska Air Group, Inc.*	2,374	102,296
Allegiant Travel Co.*	501	36,778
Hawaiian Holdings, Inc.*	1,326	8,712
JetBlue Airways Corp.*	8,128	46,411
Republic Airways Holdings, Inc.*	1,201	6,822
SkyWest, Inc.	2,281	28,421
Spirit Airlines, Inc.*	1,400	24,808
US Airways Group, Inc.*	5,618	75,843

		330,091

Apparel — 1.3%
Cherokee, Inc.	200	2,742
Columbia Sportswear Co.	511	27,267
Crocs, Inc.*	3,200	46,048
Delta Apparel, Inc.*	200	2,796
G-III Apparel Group Ltd.*	704	24,098
Iconix Brand Group, Inc.*	2,442	54,505
K-Swiss, Inc., Class A*	424	1,425

	Number of Shares	Value†

Apparel — (continued)
Maidenform Brands, Inc.*	738	$14,384
Oxford Industries, Inc.	608	28,187
Perry Ellis International, Inc.*	414	8,238
Quiksilver, Inc.*	4,460	18,955
RG Barry Corp.	200	2,834
Skechers U.S.A., Inc., Class A*	1,116	20,646
Steven Madden Ltd.*	1,433	60,573
The Jones Group, Inc.	2,665	29,475
The Warnaco Group, Inc.*	1,460	104,492
True Religion Apparel, Inc.	1,026	26,081
Unifi, Inc.*	360	4,684
Weyco Group, Inc.	100	2,336
Wolverine World Wide, Inc.	1,691	69,297

		549,063

Auto Manufacturers — 0.1%
Wabash National Corp.*	2,200	19,734

Auto Parts & Equipment — 1.0%
Accuride Corp.*	1,000	3,210
American Axle & Manufacturing Holdings, Inc.*	2,416	27,059
Commercial Vehicle Group, Inc.*	600	4,926
Cooper Tire & Rubber Co.	2,249	57,035
Dana Holding Corp.	5,096	79,549
Dorman Products, Inc.*	892	31,523
Douglas Dynamics, Inc.	500	7,195
Exide Technologies*	1,787	6,111
Federal-Mogul Corp.*	1,000	8,020
Fuel Systems Solutions, Inc.*	634	9,320
Gentherm, Inc.*	1,168	15,534
Meritor, Inc.*	2,645	12,511
Miller Industries, Inc.	443	6,756
Modine Manufacturing Co.*	1,077	8,756
Spartan Motors, Inc.	917	4,521
Standard Motor Products, Inc.	700	15,554
Superior Industries International, Inc.	1,119	22,828
Tenneco, Inc.*	2,100	73,731
Titan International, Inc.	1,513	32,862
Tower International, Inc.*	200	1,610

		428,611

Banks — 6.4%
1st Source Corp.	326	7,201
1st United Bancorp, Inc.*	400	2,500
Alliance Financial Corp.	73	3,176
American National Bankshares, Inc.	400	8,076
Ameris Bancorp*	1,347	16,824
Ames National Corp.	199	4,358
Arrow Financial Corp.	357	8,907
BancFirst Corp.	160	6,778
Banco Latinoamericano de Exportaciones S.A., Class E	1,110	23,932
Bancorp, Inc.*	1,412	15,490
BancorpSouth, Inc.	3,449	50,149
Bank of Kentucky Financial Corp.	200	4,946

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bank of Marin Bancorp	90	$3,371
Bank of the Ozarks, Inc.	976	32,667
Banner Corp.	800	24,584
Bar Harbor Bankshares	200	6,730
Boston Private Financial Holdings, Inc.	2,858	25,751
Bridge Bancorp, Inc.	107	2,176
Bridge Capital Holdings*	300	4,668
Bryn Mawr Bank Corp.	232	5,167
Camden National Corp.	326	11,074
Capital City Bank Group, Inc.*	269	3,059
Cardinal Financial Corp.	918	14,936
Cass Information Systems, Inc.	254	10,719
Cathay General Bancorp	3,050	59,475
Center Bancorp, Inc.	400	4,632
CenterState Banks of Florida, Inc.	1,432	12,215
Central Pacific Financial Corp.*	1,100	17,149
Century Bancorp, Inc., Class A	69	2,274
Chemical Financial Corp.	1,066	25,328
Citizens & Northern Corp.	356	6,728
Citizens Republic Bancorp, Inc.*	1,400	26,558
City Holding Co.	648	22,583
CNB Financial Corp.	474	7,764
CoBiz Financial, Inc.	600	4,482
Columbia Banking System, Inc.	1,170	20,990
Community Bank System, Inc.	1,311	35,869
Community Trust Bancorp, Inc.	621	20,356
CVB Financial Corp.	3,592	37,357
Eagle Bancorp, Inc.*	885	17,673
Enterprise Bancorp, Inc.	300	4,956
Enterprise Financial Services Corp.	382	4,993
F.N.B. Corp.	5,308	56,371
Financial Institutions, Inc.	340	6,334
First Bancorp	324	4,154
First Bancorp Puerto Rico*	3,100	14,198
First Bancorp, Inc.	234	3,854
First Busey Corp.	1,802	8,379
First California Financial Group, Inc.*	1,300	10,036
First Commonwealth Financial Corp.	4,021	27,423
First Community Bancshares, Inc.	1,026	16,385
First Connecticut Bancorp, Inc.	659	9,061
First Financial Bancorp	2,205	32,237
First Financial Bankshares, Inc.	1,126	43,925
First Financial Corp.	280	8,467
First Interstate Bancsystem, Inc.	400	6,172
First Merchants Corp.	1,238	18,372
First Midwest Bancorp, Inc.	2,414	30,223
FirstMerit Corp.	3,776	53,581
Franklin Financial Corp.*	400	6,632
German American Bancorp, Inc.	292	6,342
Glacier Bancorp, Inc.	2,721	40,026
Great Southern Bancorp, Inc.	471	11,987
Guaranty Bancorp*	4,500	8,775
Hancock Holding Co.	2,572	81,635
Hanmi Financial Corp*	813	11,049
Heartland Financial USA, Inc.	717	18,750

	Number of Shares	Value†

Banks — (continued)
Heritage Commerce Corp.*	600	$4,188
Heritage Financial Corp.	508	7,463
Home BancShares, Inc.	882	29,124
Hudson Valley Holding Corp.	462	7,193
Iberiabank Corp.	1,046	51,380
Independent Bank Corp.	771	22,320
International Bancshares Corp.	1,725	31,136
Lakeland Bancorp, Inc.	1,659	16,889
Lakeland Financial Corp.	494	12,765
MainSource Financial Group, Inc.	521	6,601
MB Financial, Inc.	2,049	40,468
Mercantile Bank Corp.	500	8,250
Merchants Bancshares, Inc.	86	2,302
Metro Bancorp, Inc.*	263	3,477
Metrocorp Bancshares, Inc.*	900	9,891
Midsouth Bancorp, Inc.	186	3,041
MidWestOne Financial Group, Inc.	400	8,204
National Bankshares, Inc.	119	3,854
National Penn Bancshares, Inc.	4,487	41,819
NBT Bancorp, Inc.	1,311	26,574
Northrim BanCorp, Inc.	400	9,060
Old National Bancorp	3,386	40,192
OmniAmerican Bancorp, Inc.*	291	6,731
Oriental Financial Group, Inc.	1,810	24,164
Pacific Continental Corp.	262	2,549
PacWest Bancorp	1,023	25,350
Park National Corp.	324	20,940
Park Sterling Corp.*	800	4,184
Peapack-Gladstone Financial Corp.	500	7,040
Penns Woods Bancorp, Inc.	68	2,544
Peoples Bancorp, Inc.	272	5,557
Pinnacle Financial Partners, Inc.*	1,063	20,027
Preferred Bank Los Angeles CA*	700	9,940
PrivateBancorp, Inc.	1,898	29,077
Prosperity Bancshares, Inc.	1,626	68,292
Renasant Corp.	1,037	19,848
Republic Bancorp, Inc., Class A	387	8,177
S&T Bancorp, Inc.	1,259	22,750
S.Y. Bancorp, Inc.	445	9,977
Sandy Spring Bancorp, Inc.	785	15,245
SCBT Financial Corp.	596	23,947
Seacoast Banking Corp. of Florida*	2,200	3,542
Sierra Bancorp	212	2,423
Simmons First National Corp., Class A	800	20,288
Southside Bancshares, Inc.	851	17,922
Southwest Bancorp, Inc.*	436	4,883
State Bank Financial Corp.	1,500	23,820
StellarOne Corp.	616	8,710
Sterling Bancorp	686	6,250
Sterling Financial Corp.	1,200	25,056
Suffolk Bancorp*	143	1,873
Sun Bancorp, Inc.*	1,100	3,894
Susquehanna Bancshares, Inc.	6,833	71,610
Taylor Capital Group, Inc.*	833	15,036
Texas Capital Bancshares, Inc.*	1,373	61,538

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
The First of Long Island Corp.	195	$5,522
Tompkins Financial Corp.	358	14,191
TowneBank	972	15,056
Trico Bancshares	304	5,092
TrustCo Bank Corp.	3,252	17,171
Trustmark Corp.	2,030	45,594
UMB Financial Corp.	1,081	47,391
Umpqua Holdings Corp.	3,962	46,712
Union First Market Bankshares Corp.	742	11,701
United Bankshares, Inc.	1,894	46,062
United Community Banks, Inc.*	978	9,213
Univest Corp. of Pennsylvania	900	15,390
Virginia Commerce Bancorp*	1,500	13,425
Walker & Dunlap*	400	6,664
Washington Banking Co.	475	6,470
Washington Trust Bancorp, Inc.	670	17,628
Webster Financial Corp.	2,728	56,060
WesBanco, Inc.	1,115	24,775
West Bancorporation, Inc.	268	2,889
West Coast Bancorp	659	14,597
Westamerica Bancorporation	973	41,440
Western Alliance Bancorp*	3,175	33,433
Wilshire Bancorp, Inc.*	1,576	9,251
Wintrust Financial Corp.	1,342	49,251

		2,697,342

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	310	41,679
Central European Distribution Corp.*	1,700	3,689
Coca-Cola Bottling Co. Consolidated	174	11,571
Farmers Brothers Co.*	204	2,944
National Beverage Corp.*	242	3,531

		63,414

Biotechnology — 2.2%
Acorda Therapeutics, Inc.*	1,231	30,603
Affymax, Inc.*	1,410	26,790
Alkermes plc	4,192	77,636
Alnylam Pharmaceuticals, Inc.*	1,939	35,387
AMAG Pharmaceuticals, Inc.*	556	8,179
Arena Pharmaceuticals, Inc.*	7,306	65,900
Arqule, Inc.*	1,796	5,011
Astex Pharmaceuticals, Inc.*	3,951	11,497
BioCryst Pharmaceuticals, Inc.*	597	848
Biotime, Inc.*	400	1,256
Cambrex Corp.*	667	7,590
Celldex Therapeutics, Inc.*	2,744	18,412
Cubist Pharmaceuticals, Inc.*	2,344	98,589
Curis, Inc.*	1,673	5,738
Dendreon Corp.*	4,900	25,872
Dynavax Technologies Corp.*	7,500	21,450
Emergent BioSolutions, Inc.*	758	12,158
Enzon Pharmaceuticals, Inc.*	905	4,009
Exact Sciences Corp.*	2,000	21,180
Exelixis, Inc.*	5,569	25,450
Geron Corp.*	2,750	3,878

	Number of Shares	Value†

Biotechnology — (continued)
GTx, Inc.*	1,000	$4,200
Halozyme Therapeutics, Inc.*	2,389	16,030
Harvard Bioscience, Inc.*	700	3,066
Immunogen, Inc.*	3,263	41,603
Immunomedics, Inc.*	1,436	4,193
InterMune, Inc.*	2,243	21,735
Lexicon Pharmaceuticals, Inc.*	5,926	13,156
Ligand Pharmaceuticals, Inc.*	444	9,209
Maxygen, Inc.*	600	1,476
Momenta Pharmaceuticals, Inc.*	1,882	22,170
Newlink Genetics Corp.*	600	7,500
Novavax, Inc.*	4,729	8,938
NPS Pharmaceuticals, Inc.*	2,757	25,089
Omeros Corp.*	1,000	5,190
OncoGenex Pharmaceutical, Inc.*	300	3,936
Oncothyreon, Inc.*	2,900	5,568
Pacific Biosciences of California, Inc.*	800	1,360
PDL BioPharma, Inc.	5,117	36,075
Repligen Corp.*	2,000	12,580
RTI Biologics, Inc.*	2,035	8,689
Sangamo Biosciences, Inc.*	2,803	16,846
Seattle Genetics, Inc.*	3,206	74,379
Sequenom, Inc.*	5,097	24,058
Sunesis Pharmaceuticals, Inc.*	1,400	5,880
The Medicines Co.*	1,892	45,351
Trius Therapeutics, Inc.*	1,200	5,736
Vical, Inc.*	2,121	6,172
Xoma Corp.*	3,600	8,622
ZIOPHARM Oncology, Inc.*	1,500	6,240

		952,480

Building & Real Estate — 0.0%
AV Homes, Inc.*	195	2,773

Building Materials — 1.3%
AAON, Inc.	438	9,141
Apogee Enterprises, Inc.	1,043	25,001
Builders FirstSource, Inc.*	1,273	7,104
Comfort Systems USA, Inc.	1,227	14,920
Drew Industries, Inc.*	791	25,510
Eagle Materials, Inc.	1,689	98,807
Gibraltar Industries, Inc.*	801	12,752
Louisiana-Pacific Corp.*	4,594	88,756
LSI Industries, Inc.	314	2,201
NCI Building Systems, Inc.*	464	6,450
Nortek, Inc.*	300	19,875
Quanex Building Products Corp.	1,225	25,002
Simpson Manufacturing Co., Inc.	1,485	48,693
Texas Industries, Inc.*	933	47,592
Trex Co., Inc.*	531	19,769
Universal Forest Products, Inc.	783	29,785
USG Corp.*	2,600	72,982

		554,340

Chemicals — 1.8%
A. Schulman, Inc.	1,188	34,369
Aceto Corp.	642	6,446

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
American Vanguard Corp.	878	$27,279
Balchem Corp.	905	32,942
Chemtura Corp.*	3,344	71,093
Codexis, Inc.*	612	1,353
Ferro Corp.*	2,638	11,027
Georgia Gulf Corp.	1,300	53,664
H.B. Fuller Co.	1,780	61,980
Hawkins, Inc.	249	9,621
Innophos Holdings, Inc.	796	37,014
Innospec, Inc.	900	31,041
KMG Chemicals, Inc.	200	3,514
Kraton Performance Polymers, Inc.*	1,041	25,015
Landec Corp.*	518	4,916
Minerals Technologies, Inc.	1,328	53,014
Olin Corp.	2,792	60,279
OM Group, Inc.*	1,254	27,839
Omnova Solutions, Inc.*	1,168	8,188
PolyOne Corp.	3,156	64,446
Quaker Chemical Corp.	511	27,522
Sensient Technologies Corp.	1,774	63,083
Spartech Corp.*	946	8,580
Stepan Co.	508	28,214
Zep, Inc.	592	8,549
Zoltek Cos., Inc.*	595	4,611

		765,599

Coal — 0.3%
Arch Coal, Inc.	6,700	49,044
Cloud Peak Energy, Inc.*	2,200	42,526
SunCoke Energy, Inc.*	2,441	38,055
Westmoreland Coal Co.*	300	2,802

		132,427

Commercial Services — 6.2%
ABM Industries, Inc.	2,139	42,673
Acacia Research — Acacia Technologies*	1,880	48,222
Accretive Health, Inc.*	2,012	23,259
American Public Education, Inc.*	755	27,263
American Reprographics Co.*	736	1,884
AMN Healthcare Services, Inc.*	1,909	22,049
Arbitron, Inc.	1,071	49,994
Ascent Capital Group Inc., Class A*	431	26,696
Aveo Pharmaceuticals, Inc.*	1,400	11,270
Avis Budget Group, Inc.*	3,566	70,678
Barrett Business Services, Inc.	142	5,409
Bridgepoint Education, Inc.*	533	5,490
Capella Education Co.*	407	11,490
Cardtronics, Inc.*	1,363	32,358
Career Education Corp.*	2,300	8,096
Carriage Services, Inc.	1,100	13,057
CBIZ, Inc.*	1,340	7,919
CDI Corp.	241	4,128
Cenveo, Inc.*	1,299	3,507
Chemed Corp.	629	43,143
Consolidated Graphics, Inc.*	242	8,451
Convergys Corp.	4,183	68,643

	Number of Shares	Value†

Commercial Services — (continued)
Corinthian Colleges, Inc.*	1,570	$3,831
Corvel Corp.*	181	8,114
CoStar Group, Inc.*	962	85,974
CRA International, Inc.*	274	5,417
Cross Country Healthcare, Inc.*	584	2,803
Deluxe Corp.	1,907	61,482
DFC Global Corp.*	1,780	32,948
Education Management Corp.*	1,500	6,570
Electro Rent Corp.	415	6,383
Euronet Worldwide, Inc.*	1,655	39,058
Examworks Group, Inc.*	1,200	16,788
ExlService Holdings, Inc.*	900	23,850
Firsthand Technology Value Fund, Inc.*	500	8,720
Forrester Research, Inc.	375	10,050
Franklin Covey Co.*	241	3,109
FTI Consulting, Inc.*	1,556	51,348
Global Cash Access Holdings, Inc.*	2,396	18,785
Grand Canyon Education, Inc.*	1,356	31,825
Great Lakes Dredge & Dock Corp.	2,751	24,566
Green Dot Corp.*	900	10,980
H&E Equipment Services, Inc.*	959	14,452
Healthcare Services Group	2,480	57,610
Heartland Payment Systems, Inc.	1,469	43,336
Heidrick & Struggles International, Inc.	369	5,631
Hill International, Inc.*	589	2,156
Hillenbrand, Inc.	2,174	49,154
HMS Holdings Corp.*	2,815	72,965
Hudson Global, Inc.*	600	2,688
Huron Consulting Group, Inc.*	728	24,526
ICF International, Inc.*	948	22,221
Insperity, Inc.	924	30,085
Intersections, Inc.	300	2,844
K12, Inc.*	752	15,371
Kelly Services, Inc., Class A	1,314	20,682
Kforce, Inc.*	686	9,830
Korn/Ferry International*	2,090	33,147
Landauer, Inc.	280	17,139
Lincoln Educational Services Corp.	565	3,158
Live Nation Entertainment, Inc.*	4,971	46,280
Mac-Gray Corp.	199	2,497
Maximus, Inc.	1,244	78,646
McGrath Rentcorp	753	21,852
Medifast, Inc.*	631	16,652
Moneygram International, Inc.*	878	11,669
Monro Muffler Brake, Inc.	937	32,767
Monster Worldwide, Inc.*	3,900	21,918
Multi-Color Corp.	367	8,804
National American University Holdings, Inc.	400	1,540
National Research Corp.	29	1,572
Navigant Consulting, Inc.*	1,584	17,677
Odyssey Marine Exploration, Inc.*	1,800	5,346
On Assignment, Inc.*	1,452	29,447
Parexel International Corp.*	2,199	65,068
Pendrell Corp.*	3,700	4,699
PHH Corp.*	1,789	40,700

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
PRGX Global*	600	$3,870
Quad Graphics, Inc.*	1,200	24,468
Rent-A-Center, Inc.	1,953	67,105
Resources Connection, Inc.	1,822	21,755
RPX Corp.*	900	8,136
ServiceSource International, Inc.*	1,700	9,945
Sotheby’s	2,441	82,066
Standard Parking Corp.*	393	8,642
Steiner Leisure Ltd.	443	21,348
Stewart Enterprises, Inc., Class A	2,008	15,341
Strayer Education, Inc.*	400	22,468
Swisher Hygiene, Inc.*	2,100	3,675
Team Health Holdings, Inc.*	972	27,964
Team, Inc.*	792	30,128
TeleTech Holdings, Inc.*	707	12,585
The Advisory Board Co.*	1,150	53,809
The Corporate Executive Board Co.	1,169	55,481
The GEO Group, Inc.	2,368	66,778
The Hackett Group, Inc.	516	2,209
The Providence Service Corp.*	200	3,398
TMS International Corp.*	300	3,756
TNS, Inc.*	642	13,309
TrueBlue, Inc.*	1,176	18,522
Universal Technical Institute, Inc.	525	5,271
Valassis Communications, Inc.	1,366	35,216
Viad Corp.	971	26,372
VistaPrint N.V.*	1,200	39,432
WEX, Inc.*	1,457	109,814
Zillow, Inc. Class A*	188	5,217
Zipcar, Inc.*	1,200	9,888

		2,630,377

Computers — 1.9%
3D Systems Corp.*	1,656	88,348
Acorn Energy, Inc.	1,000	7,810
Agilysys, Inc.*	376	3,147
CACI International, Inc., Class A*	750	41,272
CIBER, Inc.*	1,557	5,200
Computer Task Group, Inc.*	879	16,024
Cray, Inc.*	1,899	30,289
Datalink Corp.*	900	7,695
Digimarc Corp.	100	2,070
Echelon Corp.*	705	1,727
Electronics for Imaging, Inc.*	1,924	36,537
iGate Corp.*	1,157	18,246
Imation Corp.*	584	2,727
Immersion Corp.*	842	5,785
Insight Enterprises, Inc.*	1,843	32,013
J2 Global, Inc.	1,674	51,191
LivePerson, Inc.*	1,925	25,295
Manhattan Associates, Inc.*	717	43,264
Maxwell Technologies, Inc.*	666	5,521
Mentor Graphics Corp.*	3,576	60,864
Mercury Computer Systems, Inc.*	736	6,771
MTS Systems Corp.	560	28,521
NetScout Systems, Inc.*	1,265	32,877

	Number of Shares	Value†

Computers — (continued)
OCZ Technology Group, Inc.*	1,700	$3,247
Quantum Corp.*	5,361	6,648
RadiSys Corp.*	540	1,609
RealD, Inc.*	1,608	18,026
Silicon Graphics International Corp.*	1,666	17,043
Spansion, Inc., Class A*	2,100	29,211
STEC, Inc.*	899	4,432
Super Micro Computer, Inc.*	871	8,884
SYKES Enterprises, Inc.*	1,736	26,422
Synaptics, Inc.*	1,316	39,441
Syntel, Inc.*	580	31,082
The Keyw Holding Corp.*	800	10,152
Unisys Corp.*	1,824	31,555
Virtusa Corp.*	889	14,606
Vocera Communications, Inc.*	400	10,040

		805,592

Cosmetics & Personal Care — 0.2%
Elizabeth Arden, Inc.*	1,014	45,640
Inter Parfums, Inc.	824	16,035
Revlon, Inc., Class A*	270	3,915

		65,590

Distribution & Wholesale — 1.1%
Beacon Roofing Supply, Inc.*	1,681	55,944
Chindex International, Inc.*	314	3,297
Core-Mark Holding Co., Inc.	541	25,616
Houston Wire & Cable Co.	369	4,528
MWI Veterinary Supply, Inc.*	426	46,860
Owens & Minor, Inc.	2,176	62,038
Pool Corp.	1,676	70,928
Rentrak Corp.*	165	3,216
ScanSource, Inc.*	1,181	37,520
Titan Machinery, Inc.*	523	12,918
United Stationers, Inc.	1,519	47,074
Watsco, Inc.	1,038	77,746

		447,685

Diversified Financial Services — 2.3%
Aircastle Ltd.	1,976	24,779
Apollo Residential Mortgage, Inc.	932	18,817
Artio Global Investors, Inc.	696	1,322
BBCN Bancorp, Inc.	2,485	28,752
BGC Partners, Inc., Class A	3,507	12,134
Calamos Asset Management, Inc., Class A	469	4,957
Cohen & Steers, Inc.	517	15,753
Cowen Group, Inc., Class A*	2,090	5,121
Credit Acceptance Corp.*	224	22,776
Diamond Hill Investment Group, Inc.*	50	3,393
Doral Financial Corp.*	3,277	2,373
Duff & Phelps Corp., Class A	1,470	22,961
Ellie Mae, Inc.*	800	22,200
Encore Capital Group, Inc.*	797	24,404
Epoch Holding Corp.	580	16,182
Evercore Partners, Inc., Class A	1,022	30,854
FBR Capital Markets Corp.*	1,108	4,288

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Federal Agricultural Mortgage Corp., Class C	300	$9,750
Financial Engines, Inc.*	1,700	47,175
FXCM, Inc.	600	6,042
GAMCO Investors, Inc., Class A	162	8,597
GFI Group, Inc.	1,724	5,586
Greenhill & Co., Inc.	1,100	57,189
GSV Capital Corp.*	1,000	8,430
Higher One Holdings, Inc.*	700	7,378
INTL FCstone, Inc.*	293	5,101
Investment Technology Group, Inc.*	1,000	9,000
JMP Group, Inc.	263	1,597
KBW, Inc.	921	14,091
Knight Capital Group, Inc., Class A*	7,025	24,658
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,520
Manning & Napier, Inc.	300	3,780
MarketAxess Holdings, Inc.	1,199	42,325
Marlin Business Services Corp.	200	4,012
National Financial Partners Corp.*	1,515	25,967
Nationstar Mortgage Holdings, Inc.*	800	24,784
Nelnet, Inc., Class A	799	23,802
Netspend Holdings, Inc.*	700	8,274
NewStar Financial, Inc.*	1,300	18,213
Nicholas Financial, Inc.	300	3,720
Ocwen Financial Corp.*	3,560	123,140
Oppenheimer Holdings, Inc., Class A	238	4,110
Piper Jaffray Cos.*	387	12,434
Portfolio Recovery Associates, Inc.*	616	65,826
Pzena Investment Management, Inc., Class A	130	702
Seacube Container Leasing Ltd.	300	5,655
Stifel Financial Corp.*	1,909	61,031
SWS Group, Inc.*	768	4,063
Teton Advisors, Inc., Class B~	2	33
The First Marblehead Corp.*	714	555
Virtus Investment Partners, Inc.*	172	20,802
Wageworks, Inc.*	500	8,900
Westwood Holdings Group, Inc.	411	16,810
WisdomTree Investments, Inc.*	2,300	14,076
World Acceptance Corp.*	362	26,991

		988,185

Electric — 2.1%
Allete, Inc.	1,451	59,462
Ameresco, Inc., Class A*	300	2,943
Atlantic Power Corp.	4,127	47,172
Avista Corp.	2,139	51,571
Black Hills Corp.	1,648	59,888
CH Energy Group, Inc.	462	30,132
Cleco Corp.	2,071	82,861
El Paso Electric Co.	1,477	47,131
EnerNOC, Inc.*	700	8,225
Genie Energy Ltd.*	300	2,130
IDACORP, Inc.	1,701	73,738
MGE Energy, Inc.	828	42,187
NorthWestern Corp.	1,280	44,454
Ormat Technologies, Inc.	400	7,712
Otter Tail Corp.	1,292	32,300

	Number of Shares	Value†

Electric — (continued)
Pike Electric Corp.*	358	$3,419
PNM Resources, Inc.	2,910	59,684
Portland General Electric Co.	2,556	69,932
The Empire District Electric Co.	1,719	35,033
UIL Holdings Corp.	1,791	64,136
Unitil Corp.	363	9,409
UNS Energy Corp.	1,427	60,533

		894,052

Electrical Components & Equipment — 1.1%
Acuity Brands, Inc.	1,532	103,762
Advanced Energy Industries, Inc.*	1,393	19,237
American Superconductor Corp.*	1,090	2,856
Belden, Inc.	1,555	69,960
Capstone Turbine Corp.*	9,700	8,633
Coleman Cable, Inc.	300	2,781
Encore Wire Corp.	571	17,307
EnerSys*	1,723	64,837
Generac Holdings, Inc.*	1,049	35,991
Graham Corp.	266	5,187
InSteel Industries, Inc.	391	4,880
Littelfuse, Inc.	778	48,010
Powell Industries, Inc.*	229	9,510
Power-One, Inc.*	1,424	5,853
Sunpower Corp.*	2,100	11,802
Universal Display Corp.*	1,549	39,685
Vicor Corp.*	422	2,287

		452,578

Electronics — 2.3%
American Science & Engineering, Inc.	278	18,128
Analogic Corp.	507	37,670
Badger Meter, Inc.	459	21,761
Bel Fuse, Inc., Class B	269	5,259
Benchmark Electronics, Inc.*	2,377	39,506
Brady Corp., Class A	1,557	52,004
Checkpoint Systems, Inc.*	1,945	20,889
Coherent, Inc.*	873	44,191
CTS Corp.	863	9,174
Cymer, Inc.*	1,057	95,585
Daktronics, Inc.	1,209	13,384
Electro Scientific Industries, Inc.	693	6,895
FARO Technologies, Inc.*	620	22,122
FEI Co.	1,246	69,103
Fluidigm Corp.*	900	12,879
II-VI, Inc.*	1,556	28,428
InvenSense, Inc.*	1,400	15,554
Kemet Corp.*	1,100	5,533
Measurement Specialties, Inc.*	670	23,021
Mesa Laboratories, Inc.	100	5,011
Methode Electronics, Inc.	860	8,626
Multi-Fineline Electronix, Inc.*	152	3,072
Newport Corp.*	1,863	25,057
NVE Corp.*	109	6,048
OSI Systems, Inc.*	657	42,074
Park Electrochemical Corp.	633	16,287

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Plexus Corp.*	1,203	$31,037
Rofin-Sinar Technologies, Inc.*	1,186	25,713
Rogers Corp.*	660	32,776
Sanmina Corp.*	3,326	36,819
Stoneridge, Inc.*	673	3,446
Taser International, Inc.*	1,711	15,296
TTM Technologies, Inc.*	2,359	21,703
Viasystems Group, Inc.*	100	1,220
Vishay Precision Group, Inc.*	300	3,966
Watts Water Technologies, Inc., Class A	917	39,422
Woodward, Inc.	2,323	88,576
Zagg, Inc.*	500	3,680
Zygo Corp.*	382	5,997

		956,912

Energy-Alternate Sources — 0.3%
Amyris, Inc.*	400	1,248
Clean Energy Fuels Corp.*	2,200	27,390
First Solar, Inc.*	2,000	61,760
FuelCell Energy, Inc.*	2,681	2,458
Futurefuel Corp.	500	5,920
Gevo, Inc.*	200	308
Green Plains Renewable Energy, Inc.*	467	3,694
Headwaters, Inc.*	2,880	24,653
Kior, Inc - Class A*	380	2,436
Rex Stores Corp.*	192	3,704
Solazyme, Inc.*	1,300	10,218

		143,789

Engineering & Construction — 0.7%
Argan, Inc.*	136	2,448
Dycom Industries, Inc.*	1,153	22,829
EMCOR Group, Inc.	2,363	81,783
Exponent, Inc.*	520	29,032
Granite Construction, Inc.	1,444	48,547
Layne Christensen Co.*	926	22,474
MasTec, Inc.*	1,964	48,963
Michael Baker Corp.	191	4,762
Mistras Group, Inc.*	800	19,752
MYR Group, Inc.*	583	12,972
Orion Marine Group, Inc.*	437	3,194
Sterling Construction Co., Inc.*	353	3,509
Tutor Perini Corp.*	997	13,659
VSE Corp.	104	2,549

		316,473

Entertainment — 1.1%
Bluegreen Corp.*	1,100	10,318
Carmike Cinemas, Inc.*	800	12,000
Churchill Downs, Inc.	520	34,554
International Speedway Corp.	1,100	30,382
Isle of Capri Casinos, Inc.*	241	1,350
Lions Gate Entertainment Corp.*	2,700	44,280
Marriott Vacations Worldwide Corp.*	900	37,503
Multimedia Games, Inc.*	1,070	15,740
National CineMedia, Inc.	1,974	27,893

	Number of Shares	Value†

Entertainment — (continued)
Pinnacle Entertainment, Inc.*	2,582	$40,873
Scientific Games Corp., Class A*	1,500	13,005
SHFL Entertainment, Inc.*	1,685	24,432
Six Flags Entertainment Corp.	1,357	83,048
Speedway Motorsports, Inc.	316	5,637
Vail Resorts, Inc.	1,246	67,396

		448,411

Environmental Control — 0.7%
Ada-Es, Inc.*	400	6,752
Calgon Carbon Corp.*	2,162	30,657
Casella Waste Systems, Inc., Class A*	600	2,628
Darling International, Inc.*	4,067	65,234
Energy Recovery, Inc.*	1,918	6,521
EnergySolutions, Inc.*	2,066	6,446
Heckmann Corp.*	4,413	17,784
Heritage-Crystal Clean, Inc.*	200	3,002
Met-Pro Corp.	452	4,380
Metalico, Inc.*	781	1,531
Mine Safety Appliances Co.	1,021	43,607
Rentech, Inc.*	7,187	18,902
Tetra Tech, Inc.*	2,264	59,883
TRC Cos., Inc.*	500	2,910
U.S. Ecology, Inc.	442	10,405

		280,642

Food — 1.9%
Annie’s, Inc.*	300	10,029
Arden Group, Inc., Class A	11	990
B&G Foods, Inc., Class A	1,672	47,334
Cal-Maine Foods, Inc.	623	25,057
Calavo Growers, Inc.	251	6,328
Chefs Warehouse Holdings, Inc.*	450	7,114
Chiquita Brands International, Inc.*	2,324	19,173
Diamond Foods, Inc.*	576	7,874
Dole Food Co., Inc.*	860	9,864
Fresh Del Monte Produce, Inc.	1,516	39,947
Harris Teeter Supermarkets, Inc.	1,537	59,267
Ingles Markets, Inc., Class A	304	5,247
J&J Snack Foods Corp.	532	34,016
John B. Sanfilippo & Son, Inc.	400	7,272
Lancaster Colony Corp.	672	46,496
Lifeway Foods, Inc.	87	760
Nash Finch Co.	240	5,107
Pilgrim’s Pride Corp.*	1,787	12,956
Post Holdings, Inc.*	900	30,825
Sanderson Farms, Inc.	734	34,902
Seaboard Corp.	9	22,769
Seneca Foods Corp., Class A*	211	6,414
Smart Balance, Inc.*	1,879	24,239
Snyders-Lance, Inc.	1,679	40,481
Spartan Stores, Inc.	602	9,247
SUPERVALU, Inc.*	6,900	17,043
The Hain Celestial Group, Inc.*	1,262	68,426
Tootsie Roll Industries, Inc.	960	24,883
TreeHouse Foods, Inc.*	1,314	68,499

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
United Natural Foods, Inc.*	1,600	$85,744
Village Super Market, Inc., Class A	168	5,520
Weis Markets, Inc.	266	10,419

		794,242

Forest Products & Paper — 0.7%
Boise, Inc.*	3,725	29,614
Buckeye Technologies, Inc.	1,380	39,620
Clearwater Paper Corp.*	978	38,299
Deltic Timber Corp.	492	34,745
KapStone Paper and Packaging Corp.*	1,320	29,291
Neenah Paper, Inc.	574	16,342
P.H. Glatfelter Co.	1,659	28,999
Resolute Forest Products*	2,600	34,424
Schweitzer-Mauduit International, Inc.	1,176	45,899
Wausau Paper Corp.	1,581	13,691

		310,924

Gas — 1.0%
Chesapeake Utilities Corp.	257	11,668
Delta Natural Gas Co., Inc.	400	7,820
New Jersey Resources Corp.	1,432	56,736
Northwest Natural Gas Co.	850	37,570
Piedmont Natural Gas Co., Inc.	2,451	76,741
South Jersey Industries, Inc.	1,040	52,343
Southwest Gas Corp.	1,594	67,601
The Laclede Group, Inc.	756	29,189
WGL Holdings, Inc.	1,794	70,307

		409,975

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	885	55,020

Healthcare Products — 3.3%
Abaxis, Inc.*	629	23,336
Abiomed, Inc.*	1,089	14,658
Accuray, Inc.*	2,738	17,605
Affymetrix, Inc.*	2,371	7,516
Align Technology, Inc.*	2,565	71,179
Alphatec Holdings, Inc.*	816	1,346
AngioDynamics, Inc.*	558	6,132
ArthroCare Corp.*	1,155	39,951
Atricure, Inc.*	400	2,760
Atrion Corp.	37	7,252
Biolase Technology, Inc.*	2	4
Cantel Medical Corp.	950	28,243
Cardiovascular Systems, Inc.*	400	5,020
Cepheid, Inc.*	2,380	80,468
Cerus Corp.*	800	2,528
Conceptus, Inc.*	1,392	29,246
CONMED Corp.	1,203	33,624
CryoLife, Inc.	599	3,732
Cyberonics, Inc.*	932	48,958
Cynosure, Inc., Class A*	195	4,701
DexCom, Inc.*	2,242	30,514
Endologix, Inc.*	2,298	32,724
Exactech, Inc.*	209	3,543

	Number of Shares	Value†

Healthcare Products — (continued)
Genomic Health, Inc.*	509	$13,875
Globus Medical, Inc.*	500	5,245
Greatbatch, Inc.*	693	16,105
Haemonetics Corp.*	1,746	71,307
Hanger Orthopedic Group, Inc.*	1,108	30,315
Hansen Medical, Inc.*	1,388	2,887
HeartWare International, Inc.*	489	41,052
ICU Medical, Inc.*	379	23,092
Insulet Corp.*	1,846	39,172
Integra LifeSciences Holdings Corp.*	826	32,189
Invacare Corp.	1,190	19,397
Luminex Corp.*	1,353	22,676
MAKO Surgical Corp.*	1,705	21,943
Masimo Corp.*	1,904	40,003
Merge Healthcare, Inc.*	1,657	4,093
Meridian Bioscience, Inc.	1,360	27,540
Merit Medical Systems, Inc.*	1,375	19,113
Natus Medical, Inc.*	1,475	16,491
NuVasive, Inc.*	1,406	21,737
NxStage Medical, Inc.*	1,684	18,945
OraSure Technologies, Inc.*	2,201	15,803
Orthofix International N.V.*	671	26,390
Palomar Medical Technologies, Inc.*	361	3,325
Photomedex, Inc.*	700	10,157
PSS World Medical, Inc.*	1,885	54,439
Quidel Corp.*	1,251	23,356
Rockwell Medical Technologies, Inc.*	400	3,220
Solta Medical, Inc.*	1,200	3,204
Spectranetics Corp.*	1,265	18,684
STAAR Surgical Co.*	700	4,270
STERIS Corp.	2,032	70,571
SurModics, Inc.*	273	6,104
Symmetry Medical, Inc.*	944	9,931
The Female Health Co.	304	2,183
Tornier BV	300	5,037
Unilife Corp.*	1,910	4,336
Vascular Solutions, Inc.*	283	4,471
Volcano Corp.*	1,964	46,370
West Pharmaceutical Services, Inc.	1,189	65,098
Wright Medical Group, Inc.*	1,661	34,864
Young Innovations, Inc.	97	3,823

		1,397,853

Healthcare Services — 1.6%
Acadia Healthcare Co., Inc.*	900	20,997
Air Methods Corp.*	1,287	47,477
Almost Family, Inc.*	177	3,586
Amedisys, Inc.*	806	9,084
Amsurg Corp.*	1,023	30,700
Assisted Living Concepts, Inc., Class A*	404	3,939
Bio-Reference Labs, Inc.*	707	20,284
Capital Senior Living Corp.*	1,036	19,363
Centene Corp.*	1,768	72,488
Emeritus Corp.*	1,183	29,244
Five Star Quality Care, Inc.*	800	4,008
Gentiva Health Services, Inc.*	1,623	16,311

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
HealthSouth Corp.*	3,236	$68,312
Healthways, Inc.*	1,558	16,671
IPC The Hospitalist Co., Inc.*	747	29,663
Kindred Healthcare, Inc.*	1,586	17,160
LHC Group, Inc.*	382	8,137
Magellan Health Services, Inc.*	941	46,109
Molina Healthcare, Inc.*	868	23,488
National Healthcare Corp.	406	19,090
Select Medical Holdings Corp.*	1,300	12,259
Skilled Healthcare Group, Inc., Class A*	561	3,573
Sunrise Senior Living, Inc.*	2,234	32,125
The Ensign Group, Inc.	540	14,683
Triple-S Management Corp., Class B*	691	12,763
U.S. Physical Therapy, Inc.	591	16,276
Vanguard Health Systems, Inc.*	987	12,091
WellCare Health Plans, Inc.*	1,426	69,432

		679,313

Holding Companies — 0.1%
Harbinger Group, Inc.*	1,775	13,650
Horizon Pharma, Inc.*	1,000	2,330
Primoris Services Corp.	890	13,385

		29,365

Home Builders — 0.7%
Beazer Homes USA, Inc.*	1,224	20,673
Cavco Industries, Inc.*	169	8,447
Hovnanian Enterprises, Inc., Class A*	4,810	33,670
KB Home	2,400	37,920
M.D.C. Holdings, Inc.	1,300	47,788
M/I Homes, Inc.*	836	22,154
Meritage Homes Corp.*	1,090	40,711
Standard Pacific Corp.*	3,690	27,122
The Ryland Group, Inc.	1,446	52,779
Winnebago Industries, Inc.*	1,422	24,359

		315,623

Home Furnishings — 0.5%
American Woodmark Corp.*	569	15,830
Bassett Furniture Industries, Inc.	600	7,482
DTS, Inc.*	403	6,730
Ethan Allen Interiors, Inc.	1,028	26,430
Hooker Furniture Corp.	600	8,718
Kimball International, Inc., Class B	744	8,638
La-Z-Boy, Inc.	1,962	27,762
Sealy Corp.*	445	966
Select Comfort Corp.*	1,972	51,607
Skullcandy, Inc.*	407	3,170
TiVo, Inc.*	4,055	49,958
Universal Electronics, Inc.*	300	5,805
Voxx International Corp*	825	5,552

		218,648

Hotels & Resorts — 0.0%
Caesars Entertainment Corp.*	1,300	8,996
Chatham Lodging Trust	200	3,076

		12,072

	Number of Shares	Value†

Household Products & Wares — 0.6%
ACCO Brands Corp.*	3,393	$24,905
American Greetings Corp., Class A	1,043	17,616
At Cross Co. Class A*	300	3,234
Blyth, Inc.	282	4,385
Central Garden & Pet Co., Class A*	1,202	12,561
CSS Industries, Inc.	212	4,641
Ennis, Inc.	858	13,273
Helen of Troy Ltd.	1,195	39,901
Oil-Dri Corp. of America	97	2,677
Prestige Brands Holdings, Inc.*	1,972	39,499
Spectrum Brands Holdings, Inc.*	800	35,944
Tumi Holdings, Inc.*	900	18,765
WD-40 Co.	646	30,433

		247,834

Housewares — 0.0%
Libbey, Inc.*	500	9,675
Lifetime Brands, Inc.	200	2,122

		11,797

Industrial — 0.1%
Aegion Corp*	1,155	25,629
Proto Labs, Inc.*	300	11,826
Rexnord Corp.*	1,000	21,300

		58,755

Insurance — 2.4%
Alterra Capital Holdings Ltd.	3,060	86,261
American Equity Investment Life Holding Co.	1,776	21,685
American Safety Insurance Holdings Ltd.	395	7,473
AMERISAFE, Inc.*	508	13,843
AmTrust Financial Services, Inc.	1,152	33,051
Argo Group International Holdings Ltd.	947	31,810
Baldwin & Lyons, Inc., Class B	325	7,754
Citizens, Inc.*	1,466	16,199
CNO Financial Group, Inc.	6,993	65,245
Crawford & Co., Class B	338	2,697
Donegal Group, Inc., Class A	283	3,973
eHealth, Inc.*	520	14,290
EMC Insurance Group, Inc.	100	2,388
Employers Holdings, Inc.	882	18,152
Enstar Group Ltd.*	274	30,683
FBL Financial Group, Inc., Class A	327	11,187
First American Financial Corp.	3,673	88,483
Global Indemnity Plc	383	8,476
Greenlight Capital Re Ltd., Class A	928	21,418
Hallmark Financial Services, Inc.*	255	2,394
Hilltop Holdings, Inc.*	1,692	22,910
Homeowners Choice, Inc.	500	10,395
Horace Mann Educators Corp.	1,509	30,120
Infinity Property & Casualty Corp.	520	30,285
Kansas City Life Insurance Co.	73	2,786
Maiden Holdings Ltd.	2,268	20,843
Meadowbrook Insurance Group, Inc.	1,518	8,774
MGIC Investment Corp.*	4,627	12,308
Montpelier Re Holdings Ltd.	1,707	39,022

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
National Interstate Corp.	102	$2,940
National Western Life Insurance Co., Class A	52	8,202
Onebeacon Insurance Group Ltd., Class A	600	8,340
Platinum Underwriters Holdings Ltd.	1,056	48,576
Primerica, Inc.	1,500	45,015
Radian Group, Inc.	4,803	29,346
RLI Corp.	661	42,740
Safety Insurance Group, Inc.	382	17,637
SeaBright Insurance Holdings, Inc.	344	3,808
Selective Insurance Group	1,775	34,204
State Auto Financial Corp.	376	5,617
Stewart Information Services Corp.	608	15,808
Symetra Financial Corp.	2,500	32,450
The Navigators Group, Inc.*	295	15,066
The Phoenix Cos., Inc.*	146	3,611
Tower Group, Inc.	1,013	18,001
United Fire Group, Inc.	680	14,851
Universal American Corp.*	780	6,700
Universal Insurance Holdings, Inc.	251	1,099

		1,018,916

Internet — 2.2%
1-800-Flowers.com, Inc., Class A*	737	2,705
Angie’s List, Inc.*	1,300	15,587
Bankrate, Inc.*	1,523	18,961
Bazaarvoice, Inc.*	500	4,675
Blucora, Inc.*	1,496	23,502
Blue Nile, Inc.*	339	13,052
Boingo Wireless, Inc.*	900	6,795
BroadSoft, Inc.*	961	34,913
Cogent Communications Group, Inc.	1,719	38,918
comScore, Inc.*	959	13,215
Constant Contact, Inc.*	865	12,292
DealerTrack Holdings, Inc.*	1,696	48,709
Dice Holdings, Inc.*	1,163	10,676
Digital River, Inc.*	1,088	15,656
EarthLink, Inc.	3,116	20,129
ePlus, Inc.*	74	3,059
ExactTarget, Inc.*	500	10,000
Global Sources Ltd.	372	2,411
HealthStream, Inc.*	600	14,586
ICG Group, Inc.*	1,228	14,036
Internap Network Services Corp.*	1,321	9,168
IntraLinks Holdings, Inc.*	800	4,936
Kayak Software Corp.*	300	11,916
Keynote Systems, Inc.	428	6,031
Limelight Networks, Inc.*	1,172	2,602
Lionbridge Technologies, Inc.*	1,243	4,997
Liquidity Services, Inc.*	735	30,032
ModusLink Global Solutions, Inc.*	945	2,741
Move, Inc*	779	5,913
NIC, Inc.*	2,629	42,958
NutriSystem, Inc.	537	4,398
OpenTable, Inc.*	856	41,773
Orbitz Worldwide, Inc.*	476	1,295
Overstock.com, Inc.*	271	3,878

	Number of Shares	Value†

Internet — (continued)
Perficient, Inc.*	745	$8,776
QuinStreet, Inc.*	715	4,805
ReachLocal, Inc.*	200	2,582
Realnetworks, Inc.*	515	3,893
Responsys, Inc.*	1,400	8,344
Saba Software, Inc.*	752	6,572
Safeguard Scientifics, Inc.*	450	6,638
Sapient Corp.*	3,852	40,677
Shutterfly, Inc.*	1,190	35,545
Sourcefire, Inc.*	1,070	50,525
SPS Commerce, Inc.*	500	18,635
Stamps.com, Inc.*	362	9,122
support.com, Inc.*	1,139	4,761
TechTarget, Inc.*	500	2,775
The Active Network, Inc.*	1,400	6,874
Towerstream Corp.*	900	2,925
Travelzoo, Inc.*	111	2,108
U.S. Auto Parts Network, Inc.*	338	619
United Online, Inc.	2,790	15,596
Unwired Planet, Inc.*	1,814	2,177
ValueClick, Inc.*	2,790	54,154
VASCO Data Security International, Inc.*	728	5,940
VirnetX Holding Corp.*	1,583	46,350
Vitacost.com, Inc.*	1,300	8,814
Vocus, Inc.*	881	15,312
Web.com Group, Inc.*	1,200	17,760
WebMD Health Corp.*	1,600	22,944
Websense, Inc.*	999	15,025
XO Group, Inc.*	659	6,129
Yelp, Inc.*	500	9,425
Zix Corp.*	1,148	3,214

		935,531

Investment Companies — 1.1%
American Realty Capital Trust, Inc.	5,700	65,835
Apollo Investment Corp.	7,242	60,543
Arlington Asset Investment Corp., Class A	500	10,385
BlackRock Kelso Capital Corp.	3,143	31,619
Capital Southwest Corp.	159	15,841
Fifth Street Finance Corp.	3,230	33,657
Gladstone Capital Corp.	412	3,362
Golub Capital BDC, Inc.	834	13,327
KCAP Financial, Inc.	583	5,358
Main Street Capital Corp.	815	24,866
MCG Capital Corp.	1,854	8,528
Medallion Financial Corp.	248	2,912
Medley Capital Group	1,181	17,195
MVC Capital, Inc.	481	5,844
New Mountain Finance Corp.	928	13,827
NGP Capital Resources Co.	325	2,346
PennantPark Investment Corp.	2,345	25,783
Prospect Capital Corp.	5,669	61,622
Solar Capital Ltd.	1,438	34,383
Solar Senior Capital Ltd.	100	1,866
THL Credit, Inc.	500	7,395

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Investment Companies — (continued)
TICC Capital Corp.	1,607	$16,263
Triangle Capital Corp.	778	19,831

		482,588

Iron & Steel — 0.1%
AK Steel Holding Corp.*	3,900	17,940
Metals USA Holdings Corp.	200	3,498
Schnitzer Steel Industries, Inc., Class A	900	27,297
Universal Stainless & Alloy Products, Inc.*	133	4,890

		53,625

Leisure Time — 0.6%
Arctic Cat, Inc.*	444	14,825
Black Diamond, Inc.*	400	3,280
Brunswick Corp.	3,068	89,248
Callaway Golf Co.	2,146	13,949
Interval Leisure Group, Inc.	1,116	21,639
Life Time Fitness, Inc.*	1,459	71,798
Marine Products Corp.	160	915
Town Sports International Holdings, Inc.*	600	6,390
WMS Industries, Inc.*	1,800	31,500

		253,544

Lodging — 0.3%
Ameristar Casinos, Inc.	1,405	36,867
Boyd Gaming Corp.*	1,500	9,960
Marcus Corp.	433	5,399
Monarch Casino & Resort, Inc.*	185	2,018
Morgans Hotel Group Co.*	394	2,183
Orient-Express Hotels Ltd., Class A*	3,345	39,103
Red Lion Hotels Corp.*	264	2,083
Ryman Hospitality Properties	1,212	46,614

		144,227

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	598	19,932
Hyster-Yale Materials Handling, Inc.	644	31,427

		51,359

Machinery — Diversified — 1.6%
Alamo Group, Inc.	117	3,819
Albany International Corp., Class A	1,132	25,674
Altra Holdings, Inc.	1,203	26,526
Applied Industrial Technologies, Inc.	1,482	62,259
Briggs & Stratton Corp.	1,936	40,811
Cascade Corp.	428	27,520
Chart Industries, Inc.*	977	65,137
Cognex Corp.	1,357	49,965
Columbus McKinnon Corp.*	485	8,012
DXP Enterprises, Inc.*	322	15,801
Flow International Corp.*	1,208	4,228
Global Power Equipment Group, Inc.	400	6,860
Hurco Cos., Inc.*	200	4,600
Intermec, Inc.*	2,735	26,967
Intevac, Inc.*	341	1,558
iRobot Corp.*	1,082	20,277

	Number of Shares	Value†

Machinery — Diversified — (continued)
Kadant, Inc.*	299	$7,926
Lindsay Corp.	553	44,306
Middleby Corp.*	695	89,106
NACCO Industries, Inc., Class A	222	13,473
Robbins & Myers, Inc.	1,379	81,982
Sauer-Danfoss, Inc.	319	17,025
Tennant Co.	836	36,742
The Gorman-Rupp Co.	401	11,962
Twin Disc, Inc.	235	4,096

		696,632

Media — 0.6%
Belo Corp., Class A	3,560	27,305
Central European Media Enterprises Ltd., Class A	900	5,517
Courier Corp.	247	2,717
Crown Media Holdings, Inc., Class A*	217	401
Cumulus Media, Inc., Class A*	700	1,869
Demand Media, Inc.*	1,300	12,077
Digital Generation, Inc.*	657	7,135
Dolan Media, Co.*	593	2,307
E.W. Scripps Co., Class A*	1,206	13,037
Entercom Communications Corp., Class A*	400	2,792
Entravision Communications Corp., Class A*	1,000	1,660
Fisher Communications, Inc.	200	5,398
Journal Communications, Inc., Class A*	884	4,782
LIN TV Corp., Class A*	472	3,554
Martha Stewart Living Omnimedia, Inc., Class A*	562	1,377
Meredith Corp.	1,300	44,785
Nexstar Broadcasting Group*	400	4,236
Outdoor Channel Holdings, Inc.*	626	4,758
Saga Communications, Inc.*	100	4,650
Scholastic Corp.	756	22,347
Sinclair Broadcast Group, Inc., Class A	2,017	25,455
The McClatchy Co., Class A*	1,100	3,597
The New York Times Co., Class A*	4,821	41,123
Value Line, Inc.	23	206
World Wrestling Entertainment, Inc., Class A	914	7,212

		250,297

Medical Instruments — 0.0%
Navidea Biopharmaceuticals, Inc.*	2,200	6,226

Metal Fabricate/Hardware — 0.8%
A.M. Castle & Co.*	435	6,425
Ampco-Pittsburgh Corp.	214	4,276
CIRCOR International, Inc.	735	29,099
Dynamic Materials Corp.	290	4,031
Furmanite Corp.*	954	5,123
Haynes International, Inc.	364	18,881
Kaydon Corp.	978	23,403
L.B. Foster Co., Class A	266	11,555
Mueller Industries, Inc.	794	39,724
Mueller Water Products, Inc., Class A	6,192	34,737
NN, Inc.*	400	3,664

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — (continued)
Northwest Pipe Co.*	183	$4,366
Olympic Steel, Inc.	231	5,114
Omega Flex, Inc.*	59	729
RBC Bearings, Inc.*	837	41,909
RTI International Metals, Inc.*	1,113	30,674
Sun Hydraulics Corp.	859	22,403
Worthington Industries, Inc.	1,984	51,564

		337,677

Mining — 1.1%
AMCOL International Corp.	798	24,483
Century Aluminum Co.*	1,254	10,985
Coeur d’Alene Mines Corp.*	3,028	74,489
Gaslog Ltd.	1,100	13,673
General Moly, Inc.*	1,499	6,011
Globe Specialty Metals, Inc.	2,414	33,193
Gold Reserve, Inc.*	2,500	8,275
Gold Resource Corp.	1,300	20,033
Golden Minerals Co.*	868	3,984
Golden Star Resources Ltd.*	11,900	21,896
Hecla Mining Co.	10,817	63,063
Horsehead Holding Corp.*	1,583	16,162
Kaiser Aluminum Corp.	616	38,001
Materion Corp.	857	22,093
McEwen Mining, Inc.*	7,725	29,587
Midway Gold Corp.*	2,200	3,058
Noranda Aluminium Holding Corp.	600	3,666
Paramount Gold and Silver Corp.*	2,900	6,728
Revett Minerals, Inc.*	800	2,256
Stillwater Mining Co.*	3,724	47,593
United States Lime & Minerals, Inc.*	29	1,366
Uranerz Energy Corp.*	1,700	2,363
Uranium Energy Corp.*	2,400	6,144
US Antimony Corp.*	2,500	4,400
US Silica Holdings, Inc.*	600	10,038
Vista Gold Corp.*	1,900	5,130

		478,670

Miscellaneous Manufacturing — 2.1%
A.O. Smith Corp.	1,361	85,838
Actuant Corp., Class A	2,406	67,151
American Railcar Industries, Inc.	300	9,519
AZZ, Inc.	976	37,508
Barnes Group, Inc.	1,965	44,134
Blount International, Inc.*	1,395	22,069
Chase Corp.	200	3,720
CLARCOR, Inc.	1,698	81,130
EnPro Industries, Inc.*	617	25,235
ESCO Technologies, Inc.	834	31,200
Fabrinet	500	6,570
Federal Signal Corp.*	1,743	13,264
FreightCar America, Inc.	270	6,053
GP Strategies Corp.*	296	6,112
Griffon Corp.	1,156	13,248
Handy & Harman Ltd.*	200	3,014
Hexcel Corp.*	3,620	97,595

	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
John Bean Technologies Corp.	1,229	$21,839
Koppers Holdings, Inc.	620	23,653
LSB Industries, Inc.*	549	19,446
Lydall, Inc.*	300	4,302
Matthews International Corp., Class A	1,105	35,470
Movado Group, Inc.	760	23,317
Myers Industries, Inc.	1,625	24,619
NL Industries, Inc.	90	1,031
Park-Ohio Holdings Corp.*	200	4,262
PMFG, Inc.*	486	4,418
Raven Industries, Inc.	1,146	30,209
Smith & Wesson Holding Corp.*	1,979	16,703
Standex International Corp.	500	25,645
STR Holdings, Inc.*	725	1,827
Sturm Ruger & Co., Inc.	619	28,103
The Brink’s Co.	1,610	45,933
Tredegar Corp.	761	15,540
Trimas Corp.*	1,095	30,616

		910,293

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	47,809
HNI Corp.	1,643	49,389
Interface, Inc.	2,195	35,296
Knoll, Inc.	1,353	20,782
Steelcase, Inc., Class A	2,431	30,971

		184,247

Oil & Gas — 3.2%
Abraxas Petroleum Corp.*	2,000	4,380
Alon USA Energy, Inc.	152	2,750
Apco Oil and Gas International, Inc.	258	3,176
Approach Resources, Inc.*	1,341	33,538
Arabian American Development Co.*	1,000	8,310
Berry Petroleum Co., Class A	1,834	61,531
Bill Barrett Corp.*	1,725	30,688
Bonanza Creek Energy, Inc.*	500	13,895
BPZ Resources, Inc.*	2,283	7,191
C J Energy Services, Inc.*	1,430	30,659
Callon Petroleum Co.*	1,000	4,700
Carrizo Oil & Gas, Inc.*	1,465	30,648
Clayton Williams Energy, Inc.*	217	8,680
Comstock Resources, Inc.*	1,387	20,985
Contango Oil & Gas Co.*	503	21,307
CVR Energy, Inc.*	600	29,274
Delek US Holdings, Inc.	498	12,609
Emerald Oi, Inc.*	200	1,048
Endeavour International Corp.*	1,352	7,003
Energy XXI Bermuda Ltd.	2,662	85,690
EPL Oil & Gas, Inc.*	1,200	27,060
Evolution Petroleum Corp.*	500	4,065
Forest Oil Corp.*	3,900	26,091
FX Energy, Inc.*	1,389	5,709
Gastar Exploration Ltd.*	1,500	1,815
Goodrich Petroleum Corp.*	581	5,415
Gulfport Energy Corp.*	2,063	78,848

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Halcon Resources Corp.*	3,476	$24,054
Harvest Natural Resources, Inc.*	1,846	16,743
Hercules Offshore, Inc.*	6,105	37,729
Isramco, Inc.*	21	2,184
Kodiak Oil & Gas Corp.*	8,900	78,765
Magnum Hunter Resources Corp.*	5,200	20,748
Matador Resources Co.*	400	3,280
McMoran Exploration Co.*	3,454	55,437
Midstates Petroleum Co., Inc.*	1,100	7,579
Miller Energy Resources, Inc.*	400	1,584
Northern Oil & Gas, Inc.*	2,253	37,895
Oasis Petroleum, Inc.*	2,836	90,185
Panhandle Oil and Gas, Inc., Class A	117	3,303
Parker Drilling Co.*	5,217	23,998
PDC Energy, Inc.*	1,012	33,609
Penn Virginia Corp.*	1,012	4,463
Petroquest Energy, Inc.*	1,539	7,618
Pioneer Energy Services Corp.*	1,550	11,253
Quicksilver Resources, Inc.*	4,600	13,156
Resolute Energy Corp.*	1,600	13,008
Rex Energy Corp.*	1,800	23,436
Rosetta Resources, Inc.*	1,737	78,790
Sanchez Energy Corp.*	500	9,000
Stone Energy Corp.*	1,879	38,557
Swift Energy Co.*	1,889	29,072
Synergy Resources Corp.*	2,000	10,780
Triangle Petroleum Corp.*	1,100	6,589
Vaalco Energy, Inc.*	2,430	21,020
Vantage Drilling Co.	9,090	16,635
W&T Offshore, Inc.	1,043	16,719
Warren Resources, Inc.*	1,705	4,791
Western Refining, Inc.	2,037	57,423

		1,366,468

Oil & Gas Services — 1.6%
Basic Energy Services, Inc.*	1,488	16,978
Cal Dive International, Inc.*	2,189	3,787
Dawson Geophysical Co.*	215	5,672
Dril-Quip, Inc.*	1,360	99,348
Exterran Holdings, Inc.*	2,300	50,416
Flotek Industries, Inc.*	2,100	25,620
Forum Energy Technologies, Inc.*	800	19,800
Geospace Technologies Corp.*	476	42,302
Global Geophysical Services, Inc.*	500	1,925
Gulf Island Fabrication, Inc.	318	7,642
Helix Energy Solutions Group, Inc.*	3,501	72,261
Hornbeck Offshore Services, Inc.*	1,378	47,321
ION Geophysical Corp.*	5,465	35,577
Key Energy Services, Inc.*	4,724	32,832
Lufkin Industries, Inc.	1,172	68,128
Matrix Service Co.*	687	7,900
Mitcham Industries, Inc.*	300	4,089
Natural Gas Services Group, Inc.*	294	4,827
Newpark Resources, Inc.*	3,512	27,569
Targa Resources Corp.	1,100	58,124
Tesco Corp.*	700	7,973

	Number of Shares	Value†

Oil & Gas Services — (continued)
Tetra Technologies, Inc.*	2,279	$17,298
TGC Industries, Inc.	900	7,371
Thermon Group Holdings, Inc.*	700	15,771
Willbros Group, Inc.*	1,017	5,451

		685,982

Packaging and Containers — 0.1%
AEP Industries, Inc.*	238	14,097
Graphic Packaging Holding Co.*	5,687	36,738

		50,835

Pharmaceuticals — 2.8%
Achillion Pharmaceuticals, Inc.*	1,700	13,634
Acura Pharmaceuticals, Inc.*	153	340
Aegerion Pharmaceuticals, Inc.*	900	22,851
Akorn, Inc.*	2,413	32,238
Amicus Therapeutics, Inc.*	500	1,340
Ampio Pharmaceuticals, Inc.*	600	2,154
Anacor Pharmaceuticals, Inc.*	500	2,600
Anika Therapeutics, Inc.*	700	6,958
Antares Pharma, Inc.*	2,700	10,287
Array Biopharma, Inc.*	2,248	8,363
Auxilium Pharmaceuticals, Inc.*	1,565	28,999
AVANIR Pharmaceuticals, Inc., Class A*	3,377	8,881
BioDelivery Sciences International, Inc.*	1,200	5,172
BioScrip, Inc.*	2,011	21,658
Biospecifics Technologies Corp.*	69	1,032
Cadence Pharmaceuticals, Inc.*	2,414	11,563
Clovis Oncology, Inc.*	300	4,800
Corcept Therapeutics, Inc.*	700	1,001
Cornerstone Therapeutics, Inc.*	127	601
Cytori Therapeutics, Inc.*	810	2,284
Depomed, Inc.*	1,183	7,323
Dyax Corp.*	5,020	17,470
Endocyte, Inc.*	1,500	13,470
Furiex Pharmaceuticals, Inc.*	200	3,852
Hi-Tech Pharmacal Co, Inc.*	255	8,920
Idenix Pharmaceuticals, Inc.*	2,593	12,576
Impax Laboratories, Inc.*	2,437	49,934
Infinity Pharmaceuticals, Inc.*	828	28,980
Ironwood Pharmaceuticals, Inc.*	2,461	27,292
Isis Pharmaceuticals, Inc.*	3,510	36,715
Jazz Pharmaceuticals plc	1,409	74,959
Keryx Biopharmaceuticals, Inc.*	1,700	4,454
Lannett Co, Inc.*	197	977
MannKind Corp.*	1,904	4,398
MAP Pharmaceuticals, Inc.*	706	11,091
Natural Grocers By Vitamin Cottage, Inc.*	400	7,636
Nature’s Sunshine Products, Inc.	200	2,896
Nektar Therapeutics*	3,633	26,920
Neogen Corp.*	868	39,338
Neurocrine Biosciences, Inc.*	2,777	20,772
Nutraceutical International Corp.*	196	3,242
Obagi Medical Products, Inc.*	351	4,770
Omega Protein Corp.*	500	3,060
Opko Health, Inc.*	2,976	14,315

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Optimer Pharmaceuticals, Inc.*	1,995	$18,055
Orexigen Therapeutics, Inc.*	2,888	15,220
Osiris Therapeutics, Inc.*	373	3,349
Pacira Pharmaceuticals, Inc.*	800	13,976
Pain Therapeutics, Inc.*	779	2,111
Pharmacyclics, Inc.*	1,800	104,220
PharMerica Corp.*	820	11,677
Pozen, Inc.*	302	1,513
Progenics Pharmaceuticals, Inc.*	601	1,791
Questcor Pharmaceuticals, Inc.	1,736	46,386
Raptor Pharmaceutical Corp.*	2,700	15,795
Repros Therapeutics, Inc.*	900	14,175
Rigel Pharmaceuticals, Inc.*	2,690	17,485
Sagent Pharmaceuticals, Inc.*	200	3,218
Santarus, Inc.*	2,397	26,319
Sciclone Pharmaceuticals, Inc.*	2,277	9,814
SIGA Technologies, Inc.*	685	1,795
Spectrum Pharmaceuticals, Inc.*	2,414	27,013
Sucampo Pharmaceuticals, Inc., Class A*	171	838
Synageva Biopharma Corp.*	400	18,516
Synergy Pharmaceuticals, Inc.*	2,100	11,046
Synta Pharmaceuticals Corp.*	1,921	17,327
Synutra International, Inc.*	311	1,440
Targacept, Inc.*	703	3,079
Theravance, Inc.*	2,016	44,896
Threshold Pharmaceuticals, Inc.*	2,000	8,420
USANA Health Sciences, Inc.*	124	4,083
Vanda Pharmaceuticals, Inc.*	741	2,742
Viropharma, Inc.*	2,378	54,123
Vivus, Inc.*	3,370	45,225
XenoPort, Inc.*	1,927	14,973
Zogenix, Inc.*	2,800	3,724

		1,176,460

Pipelines — 0.2%
Crosstex Energy, Inc.	1,564	22,428
Semgroup Corp.*	1,600	62,528

		84,956

Private Equity — 0.1%
Fidus Investment Corp.	627	10,318
Gladstone Investment Corp.	879	6,118
Harris & Harris Group, Inc.*	362	1,195
Hercules Technology Growth Capital, Inc.	2,338	26,022

		43,653

Real Estate — 0.2%
Consolidated-Tomoka Land Co.	124	3,845
Forestar Real Estate Group, Inc.*	1,163	20,155
HFF, Inc., Class A*	1,400	20,860
Kennedy-Wilson Holdings, Inc.	1,281	17,908
Terreno Realty Corp.	175	2,702
Thomas Properties Group, Inc.	1,800	9,738

		75,208

Retail — 6.2%
Aeropostale, Inc.*	3,184	41,424

	Number of Shares	Value†

Retail — (continued)
AFC Enterprises*	959	$25,059
America’s Car-Mart, Inc.*	227	9,198
ANN, Inc.*	1,685	57,020
Asbury Automotive Group, Inc.*	1,049	33,599
Barnes & Noble, Inc.*	700	10,563
Bebe Stores, Inc.	1,517	6,053
Big 5 Sporting Goods Corp.	381	4,991
Biglari Holdings, Inc.*	59	23,011
BJ’s Restaurants, Inc.*	820	26,978
Bloomin’ Brands, Inc.*	800	12,512
Bob Evans Farms, Inc.	1,142	45,908
Body Central Corp.*	500	4,980
Bravo Brio Restaurant Group, Inc.*	500	6,715
Brown Shoe Co., Inc.	1,654	30,384
Buffalo Wild Wings, Inc.*	647	47,115
Cabela’s, Inc.*	1,608	67,134
Caribou Coffee Co., Inc.*	1,005	16,271
Carrols Restaurant Group, Inc.*	213	1,274
Casey’s General Stores, Inc.	1,340	71,154
Cash America International, Inc.	925	36,695
Casual Male Retail Group, Inc.*	800	3,360
CEC Entertainment, Inc.	572	18,985
Chuy’s Holdings, Inc.*	300	6,702
Citi Trends, Inc.*	303	4,169
Coinstar, Inc.*	1,050	54,611
Conn’s, Inc.*	804	24,667
Cracker Barrel Old Country Store, Inc.	624	40,098
Denny’s Corp.*	4,552	22,214
Destination Maternity Corp.	578	12,462
DineEquity, Inc.*	571	38,257
Domino’s Pizza, Inc.	1,929	84,008
Einstein Noah Restaurant Group, Inc.	84	1,026
Express, Inc.*	3,454	52,121
Ezcorp, Inc., Class A*	1,766	35,073
Fiesta Restaurant Group, Inc.*	813	12,455
Fifth & Pacific Co., Inc.*	4,171	51,929
First Cash Financial Services, Inc.*	962	47,734
Five Below, Inc.*	400	12,816
Francesca’s Holdings Corp.*	1,158	30,062
Fred’s, Inc., Class A	931	12,392
Genesco, Inc.*	795	43,725
Gordmans Stores, Inc.*	200	3,004
Group 1 Automotive, Inc.	807	50,026
Haverty Furniture Cos., Inc.	550	8,971
hhgregg, Inc.*	662	4,647
Hibbett Sports, Inc.*	955	50,329
Hot Topic, Inc.	1,095	10,567
HSN, Inc.	1,279	70,447
Jack in the Box, Inc.*	1,614	46,160
Jamba, Inc.*	1,100	2,464
Jos. A. Bank Clothiers, Inc.*	899	38,279
Kirkland’s, Inc.*	427	4,522
Krispy Kreme Doughnuts, Inc.*	2,622	24,594
Lithia Motors, Inc., Class A	794	29,711
Luby’s, Inc.*	600	4,014

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Lumber Liquidators Holdings, Inc.*	933	$49,290
MarineMax, Inc.*	400	3,576
Mattress Firm Holding Corp.*	500	12,265
New York & Co., Inc.*	583	2,221
Office Depot, Inc.*	8,800	28,864
OfficeMax, Inc.	2,761	26,947
Papa John’s International, Inc.*	655	35,986
PC Connection, Inc.*	165	1,898
Penske Automotive Group, Inc.	1,676	50,431
PetMed Express, Inc.	413	4,584
Pier 1 Imports, Inc.	3,244	64,880
Pricesmart, Inc.	731	56,324
RadioShack Corp.*	3,900	8,268
Red Robin Gourmet Burgers, Inc.*	620	21,880
Regis Corp.	2,132	36,073
Rite Aid Corp.*	27,172	36,954
Roundy’s, Inc.	900	4,005
Ruby Tuesday, Inc.*	2,813	22,110
Rue21, Inc.*	379	10,760
Rush Enterprises, Inc., Class A*	1,035	21,393
Ruth’s Hospitality Group, Inc.*	1,695	12,323
Saks, Inc.*	4,241	44,573
Shoe Carnival, Inc.	358	7,335
Sonic Automotive, Inc., Class A	1,534	32,045
Sonic Corp.*	2,532	26,358
Stage Stores, Inc.	881	21,831
Stein Mart, Inc.	761	5,738
Steinway Musical Instruments, Inc.*	125	2,644
Susser Holdings Corp.*	302	10,416
Systemax, Inc.*	262	2,528
Teavana Holdings, Inc.*	290	4,495
Texas Roadhouse, Inc.	1,970	33,096
The Bon-Ton Stores, Inc.	200	2,424
The Buckle, Inc.	1,049	46,827
The Cato Corp., Class A*	804	22,054
The Cheesecake Factory, Inc.	1,816	59,420
The Children’s Place Retail Stores, Inc.*	894	39,595
The Finish Line, Inc., Class A	1,793	33,942
The Men’s Wearhouse, Inc.	1,756	54,717
The Pantry, Inc.*	1,254	15,211
The Pep Boys - Manny, Moe, & Jack*	1,705	16,760
The Wet Seal, Inc., Class A*	2,604	7,187
Tilly’s, Inc.*	400	5,396
Tuesday Morning Corp.*	1,129	7,056
Vera Bradley, Inc.*	800	20,080
Vitamin Shoppe, Inc.*	1,000	57,360
West Marine, Inc.*	264	2,838
Winmark Corp.	100	5,700
Zumiez, Inc.*	703	13,645

		2,646,942

Savings & Loans — 1.2%
Astoria Financial Corp.	3,201	29,961
Bank Mutual Corp.	632	2,718
BankFinancial Corp.	609	4,519
Beneficial Mutual Bancorp, Inc.*	1,749	16,615

	Number of Shares	Value†

Savings & Loans — (continued)
Berkshire Hills Bancorp, Inc.	1,102	$26,294
BofI Holding, Inc.*	500	13,935
Brookline Bancorp, Inc.	2,222	18,887
Cape Bancorp, Inc.	300	2,607
Clifton Savings Bancorp, Inc.	150	1,690
Dime Community Bancshares, Inc.	1,030	14,307
ESB Financial Corp.	194	2,691
ESSA Bancorp, Inc.	319	3,474
Everbank Financial Corp.	1,000	14,910
First Defiance Financial Corp.	300	5,757
First Financial Holdings, Inc.	319	4,172
First Pactrust Bancorp, Inc.	200	2,454
Flushing Financial Corp.	1,338	20,525
Fox Chase Bancorp, Inc.	420	6,993
Home Bancorp, Inc.*	200	3,650
Home Federal Bancorp, Inc.	253	3,145
Home Loan Servicing Solutions Ltd.	1,300	24,570
Homestreet, Inc.*	600	15,330
Hometrust Bancshares, Inc.*	900	12,159
Investors Bancorp, Inc.	1,756	31,222
Kearny Financial Corp.*	152	1,482
Meridian Interstate Bancorp, Inc.*	139	2,332
Northfield Bancorp, Inc.*	423	6,451
Northwest Bancshares, Inc.	3,775	45,828
OceanFirst Financial Corp.	327	4,496
Oritani Financial Corp.	1,318	20,192
Provident Financial Holdings, Inc.	800	14,000
Provident Financial Services, Inc.	2,403	35,853
Provident New York Bancorp	951	8,854
Rockville Financial, Inc.	730	9,417
Roma Financial Corp.*	126	1,905
Simplicity Bancorp, Inc.	700	10,465
Territorial Bancorp, Inc.	243	5,553
United Financial Bancorp, Inc.	440	6,917
Viewpoint Financial Group	1,366	28,604
Westfield Financial, Inc.	784	5,668
WSFS Financial Corp.	157	6,633

		497,235

Semiconductors — 2.9%
Aeroflex Holding Corp.*	500	3,500
Alpha & Omega Semiconductor, Ltd.	400	3,360
Amkor Technology, Inc.*	2,511	10,672
Anadigics, Inc.*	1,379	3,475
Applied Micro Circuits Corp.*	2,958	24,847
ATMI, Inc.*	928	19,377
Axcelis Technologies, Inc.*	2,000	2,780
AXT, Inc.*	600	1,686
Brooks Automation, Inc.	1,977	15,915
Cabot Microelectronics Corp.*	961	34,125
Cavium, Inc.*	1,779	55,523
CEVA, Inc.*	671	10,568
Cirrus Logic, Inc.*	2,081	60,287
Cohu, Inc.	504	5,463
Diodes, Inc.*	999	17,333
DSP Group, Inc.*	557	3,208

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Emulex Corp.*	2,606	$19,024
Entegris, Inc.*	5,270	48,379
Entropic Communications, Inc.*	3,832	20,271
Exar Corp.*	1,932	17,195
FormFactor, Inc.*	1,172	5,344
Gerber Scientific, Inc.~	500	0
GSI Technology, Inc.*	359	2,251
GSl Group, Inc.*	700	6,062
Gt Advanced Technologies, Inc*	3,599	10,869
Hittite Microwave Corp.*	1,066	66,199
Inphi Corp.*	500	4,790
Integrated Device Technology, Inc.*	4,293	31,339
Integrated Silicon Solution, Inc.*	500	4,500
International Rectifier Corp.*	2,200	39,006
Intersil Corp., Class A	4,000	33,160
IXYS Corp.	566	5,173
Kopin Corp.*	1,507	5,018
Lattice Semiconductor Corp.*	3,824	15,258
LTX-Credence Corp.*	1,166	7,649
MaxLinear, Inc., Class A*	500	2,510
MEMC Electronic Materials, Inc.*	8,700	27,927
Micrel, Inc.	1,245	11,827
Microsemi Corp.*	3,293	69,285
Mindspeed Technologies, Inc.*	600	2,808
MIPS Technologies, Inc.*	2,358	18,440
MKS Instruments, Inc.	1,696	43,723
Monolithic Power Systems, Inc.*	1,267	28,229
MoSys, Inc.*	500	1,740
Nanometrics, Inc.*	1,200	17,304
Omnivision Technologies, Inc.*	1,619	22,795
Pericom Semiconductor Corp.*	646	5,187
Photronics, Inc.*	2,192	13,064
PLX Technology, Inc.*	1,260	4,574
Power Integrations, Inc.	895	30,081
QLogic Corp.*	3,000	29,190
Rambus, Inc.*	4,623	22,560
Richardson Electronics Ltd.	300	3,396
Rubicon Technology, Inc.*	323	1,973
Rudolph Technologies, Inc.*	854	11,486
Semtech Corp.*	2,309	66,846
Sigma Designs, Inc.*	777	4,002
Silicon Image, Inc.*	2,739	13,585
Supertex, Inc.*	389	6,827
Tessera Technologies, Inc.	1,623	26,650
TriQuint Semiconductor, Inc.*	6,877	33,285
Ultra Clean Holdings*	400	1,964
Ultratech, Inc.*	778	29,019
Veeco Instruments, Inc.*	1,393	41,121
Volterra Semiconductor Corp.*	691	11,864

		1,216,868

Software — 3.7%
Accelrys, Inc.*	1,566	14,172
ACI Worldwide, Inc.*	1,309	57,190
Actuate Corp.*	940	5,264
Acxiom Corp.*	2,667	46,566

	Number of Shares	Value†

Software — (continued)
Advent Software, Inc.*	935	$19,990
American Software, Inc., Class A	593	4,602
Aspen Technology, Inc.*	3,153	87,149
athenahealth, Inc.*	1,256	92,253
Avid Technology, Inc.*	749	5,677
Blackbaud, Inc.	1,750	39,952
Bottomline Technologies, Inc.*	1,045	27,578
Callidus Software, Inc.*	800	3,632
CommVault Systems, Inc.*	1,548	107,911
Computer Programs & Systems, Inc.	347	17,468
Cornerstone Ondemand, Inc.*	1,200	35,436
CSG Systems International, Inc.*	1,281	23,289
Demandware, Inc.*	300	8,196
Digi International, Inc.*	657	6,222
Ebix, Inc.*	736	11,828
Eloqua, Inc.*	500	11,795
Envestnet, Inc.*	600	8,370
EPIQ Systems, Inc.	1,568	20,039
ePocrates, Inc.*	600	5,292
Fair Isaac Corp.	1,188	49,932
FalconStor Software, Inc.*	626	1,459
Geeknet, Inc.*	100	1,610
Glu Mobile, Inc.*	1,100	2,519
Greenway Medical Technologies*	400	6,144
Guidance Software, Inc.*	400	4,748
Guidewire Software, Inc.*	900	26,748
Imperva Inc*	400	12,612
inContact, Inc.*	900	4,662
Infoblox, Inc.*	500	8,985
InnerWorkings, Inc.*	1,124	15,489
Innodata Isogen, Inc.*	1,300	4,914
Interactive Intelligence Group, Inc.*	597	20,023
Jive Software, Inc.*	600	8,718
Mantech International Corp., Class A	739	19,170
Market Leader, Inc.*	1,200	7,860
MedAssets, Inc.*	2,048	34,345
Medidata Solutions, Inc.*	844	33,076
MicroStrategy, Inc., Class A*	318	29,695
Monotype Imaging Holdings, Inc.	1,599	25,552
Omnicell, Inc.*	935	13,903
Parametric Technology Corp.*	4,025	90,603
PDF Solutions, Inc.*	1,200	16,536
PegaSystems, Inc.	430	9,752
Progress Software Corp.*	2,286	47,983
PROS Holdings, Inc.*	517	9,456
QAD, Inc.*	92	1,325
QLIK Technologies, Inc.*	3,141	68,222
Quality Systems, Inc.	1,304	22,637
RealPage, Inc.*	1,500	32,355
Rosetta Stone, Inc.*	202	2,493
Schawk, Inc.	187	2,461
Sciquest, Inc.*	700	11,102
Seachange International, Inc.*	773	7,475
SS&C Technologies Holdings, Inc.*	1,100	25,432
Synchronoss Technologies, Inc.*	746	15,733

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
SYNNEX Corp.*	794	$27,298
Take-Two Interactive Software, Inc.*	2,944	32,413
Tangoe, Inc.*	1,069	12,689
The Ultimate Software Group, Inc.*	916	86,480
Tyler Technologies, Inc.*	1,052	50,959
Verint Systems, Inc.*	800	23,488

		1,588,927

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	1,477	30,766
Wesco Aircraft Holdings, Inc.*	740	9,775

		40,541

Telecommunications — 2.9%
8X8, Inc.*	3,400	25,126
ADTRAN, Inc.	2,205	43,086
Anaren, Inc.*	312	6,068
Anixter International, Inc.	1,034	66,155
Arris Group, Inc.*	4,081	60,970
Aruba Networks, Inc.*	3,913	81,195
Atlantic Tele-Network, Inc.	249	9,141
Aviat Networks, Inc.*	1,462	4,810
Black Box Corp.	562	13,679
Calamp Corp.*	1,400	11,648
Calix, Inc.*	887	6,821
Cbeyond, Inc.*	568	5,135
Ciena Corp.*	3,300	51,810
Cincinnati Bell, Inc.*	5,985	32,798
Comtech Telecommunications Corp.	552	14,010
Comverse Technology, Inc.*	6,900	26,496
Comverse, Inc.*	690	19,686
Consolidated Communications Holdings, Inc.	1,745	27,780
DigitalGlobe, Inc.*	1,345	32,872
Extreme Networks, Inc.*	3,147	11,455
Fairpoint Communications, Inc.*	600	4,764
Finisar Corp.*	3,221	52,502
General Communication, Inc., Class A*	986	9,456
GeoEye, Inc.*	547	16,809
Globecomm Systems, Inc.*	500	5,650
Harmonic, Inc.*	3,470	17,593
Hawaiian Telcom Holdco, Inc.*	500	9,750
HickoryTech Corp.	400	3,892
IDT Corp., Class B*	300	2,862
Infinera Corp.*	4,694	27,272
InterDigital, Inc.	1,494	61,403
Iridium Communications, Inc.*	1,100	7,414
Ixia*	1,313	22,295
KVH Industries, Inc.*	354	4,949
Leap Wireless International, Inc.*	1,400	9,310
LogMeIn, Inc.*	581	13,020
Loral Space & Communications, Inc.*	346	18,912
Lumos Networks Corp	382	3,828
Magicjack Vocaltec Ltd.	700	12,747
NeoPhotonics Corp.*	300	1,722
Netgear, Inc.*	1,329	52,389
Neutral Tandem, Inc.*	926	2,380

	Number of Shares	Value†

Telecommunications — (continued)
Ntelos Holdings Corp	382	$5,008
Numerex Corp.*	800	10,512
Oclaro, Inc.*	1,100	1,727
Oplink Communications, Inc.*	635	9,893
ORBCOMM, Inc.*	1,000	3,920
Parkervision, Inc.*	4,100	8,323
Plantronics, Inc.	1,567	57,775
Preformed Line Products Co.	45	2,674
Premiere Global Services, Inc.*	1,656	16,196
Primus Telecommunications Group, Inc.*	600	6,522
Procera Networks, Inc.*	700	12,985
RF Micro Devices, Inc.*	10,551	47,269
Rignet, Inc.*	700	14,301
Shenandoah Telecommunications Co.	559	8,558
ShoreTel, Inc.*	981	4,159
Sonus Networks, Inc.*	4,915	8,356
Sycamore Networks, Inc.*	624	1,398
Symmetricom, Inc.*	959	5,533
Telenavinc*	300	2,394
Tellabs, Inc.	11,600	26,448
Telular Corp.	400	3,788
Ubiquiti Networks, Inc.*	200	2,428
USA Mobility, Inc.	512	5,980
Viasat, Inc.*	1,362	52,982
Vonage Holdings Corp.*	3,700	8,769
Westell Technologies, Inc.*	1,400	2,590

		1,242,148

Textiles — 0.2%
G&K Services, Inc., Class A	576	19,670
Unifirst Corp.	577	42,306

		61,976

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.	584	7,312
Leapfrog Enterprises, Inc.*	1,876	16,190

		23,502

Transportation — 1.7%
Air Transport Services Group, Inc.*	2,085	8,361
Arkansas Best Corp.	795	7,592
Atlas Air Worldwide Holdings, Inc.*	848	37,575
Bristow Group, Inc.	1,150	61,709
CAI International, Inc.*	260	5,707
Celadon Group, Inc.	435	7,860
Echo Global Logistics, Inc.*	500	8,985
Forward Air Corp.	896	31,369
Frontline Ltd.	1,200	3,912
Genco Shipping & Trading Ltd.	511	1,783
Genesee & Wyoming, Inc., Class A*	1,526	116,098
Gulfmark Offshore, Inc., Class A	879	30,282
Heartland Express, Inc.	1,967	25,709
HUB Group, Inc., Class A*	1,343	45,125
International Shipholding Corp.	141	2,324
Knight Transportation, Inc.	1,764	25,807
Knightsbridge Tankers Ltd.	574	3,013

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Marten Transport Ltd.	434	$7,981
Nordic American Tanker Shipping	1,367	11,961
Old Dominion Freight Line, Inc.*	2,409	82,580
Pacer International, Inc.*	687	2,679
Patriot Transportation Holding, Inc.*	69	1,962
PHI, Inc.*	593	19,860
Quality Distribution, Inc.*	400	2,400
Rand Logistics, Inc.*	1,000	6,500
Roadrunner Transportation Systems, Inc.*	200	3,628
Saia, Inc.*	774	17,895
Scorpio Tankers, Inc.*	2,100	14,931
Ship Finance International Ltd.	1,684	28,005
Swift Transportation Co.*	2,500	22,800
Teekay Tankers Ltd., Class A	3,193	9,260
Universal Truckload Services, Inc.*	100	1,825
Werner Enterprises, Inc.	1,752	37,966
Xpo Logistics, Inc.*	700	12,166

		707,610

Trucking and Leasing — 0.2%
Amerco, Inc.*	295	37,409
Greenbrier Cos., Inc.*	1,047	16,930
TAL International Group, Inc.*	993	36,125
Textainer Group Holdings Ltd.	412	12,962

		103,426

Water — 0.3%
American States Water Co.	562	26,965
Artesian Resources Corp., Class A	113	2,534
California Water Service Group	1,766	32,406
Connecticut Water Service, Inc.	319	9,500
Consolidated Water Co., Inc.	312	2,309
Middlesex Water Co.	531	10,386
Pico Holdings, Inc.*	792	16,054
SJW Corp.	488	12,981
York Water Co.	297	5,218

		118,353

TOTAL COMMON STOCKS (Cost $31,842,224)		37,677,468

REAL ESTATE INVESTMENT TRUSTS — 7.7%
Apartments — 0.2%
Associated Estates Realty Corp.	1,456	23,471
Campus Crest Communities, Inc.	1,200	14,712
Education Realty Trust, Inc.	4,005	42,613
Select Income REIT	500	12,385

		93,181

Building & Real Estate — 2.0%
Agree Realty Corp.	596	15,967
Alexander’s, Inc.	57	18,856
Anworth Mortgage Asset Corp.	5,431	31,391
Apollo Commercial Real Estate Finance, Inc.	700	11,361
Capstead Mortgage Corp.	3,475	39,858
Colony Financial, Inc.	1,516	29,562

	Number of Shares	Value†

Building & Real Estate — (continued)
CreXus Investment Corp.	1,961	$24,022
CYS Investments, Inc.	5,756	67,978
Dynex Capital, Inc.	1,407	13,282
Getty Realty Corp.	1,163	21,004
Government Properties Income Trust	1,344	32,216
Gramercy Capital Corp.*	1,500	4,410
Invesco Mortgage Capital, Inc.	3,907	77,007
iStar Financial, Inc.*	3,318	27,042
New York Mortgage Trust, Inc.	1,400	8,848
NorthStar Realty Finance Corp.	5,421	38,164
Pennymac Mortgage Investment Trust	2,192	55,436
Redwood Trust, Inc.	2,977	50,281
Resource Capital Corp.	3,000	16,800
Starwood Property Trust, Inc.	4,835	111,012
Sun Communities, Inc.	1,190	47,469
Two Harbors Investment Corp.	9,300	103,044
UMH Properties, Inc.	168	1,735

		846,745

Diversified — 0.6%
AG Mortgage Investment Trust, Inc	688	16,154
Coresite Realty Corp.	700	19,362
DuPont Fabros Technology, Inc.	1,950	47,112
EPR Properties	1,610	74,237
PS Business Parks, Inc.	665	43,212
Walter Investment Management Corp.*	1,153	49,602
Whitestone REIT	200	2,810

		252,489

Diversified Financial Services — 0.3%
American Capital Mortgage. Inc.	1,243	29,298
Armour Residential REIT, Inc.	10,700	69,229
RAIT Financial Trust,Inc.	2,706	15,289
Western Asset Mortgage Capital Corp.	500	9,885

		123,701

Forest Products & Paper — 0.1%
Potlatch Corp.	1,378	54,004

Healthcare — 0.8%
Healthcare Realty Trust, Inc.	3,272	78,561
LTC Properties, Inc.	917	32,269
Medical Properties Trust, Inc.	4,607	55,100
National Health Investors, Inc.	857	48,446
Omega Healthcare Investors, Inc.	3,648	87,005
Sabra Healthcare Reit, Inc.	1,088	23,631
Universal Health Realty Income Trust	320	16,195

		341,207

Hotels & Resorts — 1.1%
Ashford Hospitality Trust, Inc.	2,320	24,383
Chesapeake Lodging Trust	1,389	29,002
DiamondRock Hospitality Co.	6,223	56,007
FelCor Lodging Trust, Inc.*	5,018	23,434
Hersha Hospitality Trust	6,269	31,345
LaSalle Hotel Properties	2,917	74,063
Pebblebrook Hotel Trust	2,209	51,028

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
RLJ Lodging Trust	3,900	$75,543
Strategic Hotels & Resorts, Inc.*	6,812	43,597
Summitt Hotel Properties	1,400	13,300
Sunstone Hotel Investors, Inc.*	5,132	54,964

		476,666

Industrial — 0.5%
DCT Industrial Trust, Inc.	9,382	60,889
EastGroup Properties, Inc.	1,075	57,846
First Industrial Realty Trust, Inc.*	3,229	45,464
First Potomac Realty Trust	1,492	18,441
Monmouth Real Estate Investment Corp., Class A	1,149	11,904
STAG lndustrial, Inc.	900	16,173

		210,717

Mixed Industrial/Office — 0.6%
CapLease, Inc.	1,735	9,664
Colonial Properties Trust	3,116	66,589
Cousins Properties, Inc.	3,061	25,559
Gladstone Commercial Corp.	152	2,728
Gyrodyne Co. of America, Inc.*	100	7,206
Investors Real Estate Trust	2,918	25,474
Lexington Realty Trust	5,015	52,407
One Liberty Properties, Inc.	203	4,119
Washington Real Estate Investment Trust	2,106	55,072
Winthrop Realty Trust	777	8,586

		257,404

Office Property — 0.4%
American Assets Trust, Inc.	1,100	30,723
Franklin Street Properties Corp.	2,745	33,791
Highwoods Properties, Inc.	2,460	82,287
Hudson Pacific Properties, Inc.	1,400	29,484
Parkway Properties, Inc.	593	8,296

		184,581

Regional Malls — 0.2%
Glimcher Realty Trust	4,916	54,518
Pennsylvania Real Estate Investment Trust	1,715	30,253
Rouse Properties, Inc.	1,000	16,920

		101,691

Storage & Warehousing — 0.3%
CubeSmart	4,525	65,929
Sovran Self Storage, Inc.	1,082	67,192

		133,121

Strip Centers — 0.5%
Acadia Realty Trust	1,420	35,614
Cedar Shopping Centers, Inc.	2,826	14,921
Equity One, Inc.	2,054	43,155
Excel Trust, Inc.	900	11,403
Inland Real Estate Corp.	2,988	25,039
Kite Realty Group Trust	2,107	11,778
Ramco-Gershenson Properties Trust	1,641	21,842
Retail Opportunity Investments Corp.	2,100	27,006

	Number of Shares	Value†

Strip Centers — (continued)
Saul Centers, Inc.	251	$10,740
Urstadt Biddle Properties, Inc., Class A	816	16,059

		217,557

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,776,265)		3,293,064

RIGHTS — 0.0%
Allos Therapeutics Contingent Value Rts~ (Cost $0)	1,315	0

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U S Treasury Bills
0.080%, 01/03/13	$37	37,000
0.090%, 02/07/13	30	29,998
0.090%, 03/07/13	45	44,997

TOTAL U.S. TREASURY OBLIGATIONS (Cost $111,990)		111,995

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	0
CVR Energy, Inc.~	2,274	0
Magnum Hunter Resources Corp.	260	5

TOTAL WARRANTS (Cost $0)		5

SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,394,297)	1,394,297	1,394,297

TOTAL INVESTMENTS — 100.0% (Cost $36,124,776)		$42,476,829

~	Fair valued security. The total market value of fair valued securities at December 31, 2012 is $33.
†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Small Cap Index Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$24,383	$24,383	$—	$—
Aerospace & Defense	514,130	514,130	—	—
Agriculture	136,452	136,452	—	—
Airlines	330,091	330,091	—	—
Apparel	549,063	549,063	—	—
Auto Manufacturers	19,734	19,734	—	—
Auto Parts & Equipment	428,611	428,611	—	—
Banks	2,697,342	2,697,342	—	—
Beverages	63,414	63,414	—	—
Biotechnology	952,480	952,480	—	—
Building & Real Estate	2,773	2,773	—	—
Building Materials	554,340	554,340	—	—
Chemicals	765,599	765,599	—	—
Coal	132,427	132,427	—	—
Commercial Services	2,630,377	2,630,377	—	—
Computers	805,592	805,592	—	—
Cosmetics & Personal Care	65,590	65,590	—	—
Distribution & Wholesale	447,685	447,685	—	—
Diversified Financial Services	988,185	988,152	33	—
Electric	894,052	894,052	—	—
Electrical Components & Equipment	452,578	452,578	—	—
Electronics	956,912	956,912	—	—
Energy-Alternate Sources	143,789	143,789	—	—
Engineering & Construction	316,473	316,473	—	—
Entertainment	448,411	448,411	—	—
Environmental Control	280,642	280,642	—	—
Food	794,242	794,242	—	—
Forest Products & Paper	310,924	310,924	—	—
Gas	409,975	409,975	—	—
Hand & Machine Tools	55,020	55,020	—	—
Healthcare Products	1,397,853	1,397,853	—	—
Healthcare Services	679,313	679,313	—	—
Holding Companies	29,365	29,365	—	—
Home Builders	315,623	315,623	—	—
Home Furnishings	218,648	218,648	—	—
Hotels & Resorts	12,072	12,072	—	—
Household Products & Wares	247,834	247,834	—	—
Housewares	11,797	11,797	—	—
Industrial	58,755	58,755	—	—
Insurance	1,018,916	1,018,916	—	—
Internet	935,531	935,531	—	—
Investment Companies	482,588	482,588	—	—
Iron & Steel	53,625	53,625	—	—
Leisure Time	253,544	253,544	—	—
Lodging	144,227	144,227	—	—
Machinery — Construction & Mining	51,359	51,359	—	—
Machinery — Diversified	696,632	696,632	—	—
Media	250,297	250,297	—	—
Medical Instruments	6,226	6,226	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Metal Fabricate/Hardware	$337,677	$337,677	$—	$—
Mining	478,670	478,670	—	—
Miscellaneous Manufacturing	910,293	910,293	—	—
Office Furnishings	184,247	184,247	—	—
Oil & Gas	1,366,468	1,366,468	—	—
Oil & Gas Services	685,982	685,982	—	—
Packaging and Containers	50,835	50,835	—	—
Pharmaceuticals	1,176,460	1,176,460	—	—
Pipelines	84,956	84,956	—	—
Private Equity	43,653	43,653	—	—
Real Estate	75,208	75,208	—	—
Retail	2,646,942	2,646,942	—	—
Savings & Loans	497,235	497,235	—	—
Semiconductors	1,216,868	1,216,868	—	—
Software	1,588,927	1,588,927	—	—
Storage & Warehousing	40,541	40,541	—	—
Telecommunications	1,242,148	1,242,148	—	—
Textiles	61,976	61,976	—	—
Toys, Games & Hobbies	23,502	23,502	—	—
Transportation	707,610	707,610	—	—
Trucking and Leasing	103,426	103,426	—	—
Water	118,353	118,353	—	—
REAL ESTATE INVESTMENT TRUSTS	3,293,064	3,293,064	—	—
U.S. TREASURY OBLIGATIONS	111,995	—	111,995	—
RIGHTS	—	—	—	—
WARRANTS	5	5	—	—
SHORT-TERM INVESTMENTS	1,394,297	1,394,297	—	—

TOTAL INVESTMENTS	$42,476,829	$42,364,801	$112,028	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 96.4%
Australia — 8.7%
AGL Energy Ltd.	4,146	$66,652
ALS Ltd.	2,210	25,210
Alumina Ltd.*	14,267	13,693
Amcor Ltd.	9,335	78,897
AMP Ltd.	24,618	124,872
APA Group	8,035	46,386
Asciano Group	6,617	32,370
ASX Ltd.	1,185	38,672
Aurizon Holdings Ltd.	15,495	60,933
Australia & New Zealand Banking Group Ltd.	21,673	570,793
Bendigo & Adelaide Bank Ltd.	3,095	27,571
BHP Billiton Ltd.	25,997	1,014,938
Boral Ltd.	7,060	32,395
Brambles Ltd.	11,679	92,606
Caltex Australia Ltd.	1,064	21,461
Centro Retail Australia	8,457	20,021
CFS Retail Property Trust	18,683	37,375
Coca-Cola Amatil Ltd.	4,423	62,158
Cochlear Ltd.	507	42,030
Commonwealth Bank of Australia	12,852	837,008
Computershare Ltd.	4,367	41,197
Crown Ltd.	2,672	29,862
CSL Ltd.	4,194	236,783
Dexus Property Group	41,009	43,556
Echo Entertainment Group Ltd.	6,026	21,764
Flight Centre Ltd.	439	12,422
Fortescue Metals Group Ltd.	10,696	53,303
Goodman Group	13,631	62,111
GPT Group	11,893	45,778
GPT Group, In Specie~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	6,161
Iluka Resources Ltd.	4,046	39,101
Incitec Pivot Ltd.	12,659	43,159
Insurance Australia Group Ltd.	17,661	86,987
Leighton Holdings Ltd.	960	18,122
Lend Lease Group	3,883	37,921
Macquarie Group Ltd.	2,510	94,028
Metcash Ltd.	9,070	31,443
Mirvac Group	24,107	37,516
National Australia Bank Ltd.	18,815	494,895
Newcrest Mining Ltd.	6,244	146,064
Orica Ltd.	3,305	86,942
Origin Energy Ltd.	8,361	102,780
OZ Minerals Ltd.	2,023	14,367
Qantas Airways Ltd.*	6,627	10,377
QBE Insurance Group Ltd.	9,708	111,234
Ramsay Health Care Ltd.	980	27,952
Rio Tinto Ltd.	3,521	247,559
Santos Ltd.	7,189	84,231
Shopping Centres Australasia Property Group	2,004	3,122
Sims Metal Management Ltd.	1,296	12,806
Sonic Healthcare Ltd.	2,586	36,097
SP Ausnet	14,915	17,333
Stockland	19,881	73,511
Suncorp Group Ltd.	10,722	114,499

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	3,363	$11,846
TABCORP Holdings Ltd.	5,855	18,701
Tatts Group Ltd.	11,678	36,783
Telstra Corp. Ltd.	35,607	162,252
Toll Holdings Ltd.	4,043	19,378
Transurban Group	10,471	66,560
Treasury Wine Estates Ltd.	5,165	25,422
Wesfarmers Ltd.	1,001	39,722
Wesfarmers Ltd. PPS	6,495	250,585
Westfield Group	17,462	192,849
Westfield Retail Trust	21,490	67,800
Westpac Banking Corp.	25,534	699,629
Whitehaven Coal Ltd.	2,966	11,054
Woodside Petroleum Ltd.	5,335	190,114
Woolworths Ltd.	10,024	307,521
WorleyParsons Ltd.	1,385	34,117

		7,905,357

Austria — 0.3%
Andritz AG	483	31,037
Erste Group Bank AG*	1,805	57,390
Immoeast AG~	2,678	0
IMMOFINANZ AG*	6,387	26,888
OMV AG	1,135	41,128
Raiffeisen International Bank-Holding AG	211	8,778
Telekom Austria AG	2,544	19,317
Verbund AG	303	7,526
Vienna Insurance Group AG Wiener Versicherung Gruppe	300	16,012
Voestalpine AG	1,009	37,074

		245,150

Belgium — 1.1%
Ageas	1,632	48,221
Anheuser-Busch InBev N.V.	6,517	567,533
Belgacom S.A.	1,133	33,324
Colruyt S.A.	647	32,082
Delhaize Group S.A.	994	40,037
Groupe Bruxelles Lambert S.A.	667	53,198
KBC Groep N.V.	2,035	70,925
Solvay S.A.	480	69,846
Telenet Group Holding N.V.*	377	17,823
UCB S.A.	997	57,117
Umicore	797	44,133

		1,034,239

Bermuda — 0.1%
Seadrill Ltd.	2,914	107,357

China — 0.1%
Sands China Ltd.	21,200	94,778
Yangzijiang Shipbuilding Holdings Ltd.	19,000	15,223

		110,001

Denmark — 1.1%
A.P. Moller — Maersk A/S, B Shares	10	75,727
A.P. Moller — Maersk A/S, A Shares	5	35,611

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Carlsberg A/S, B Shares	940	$92,605
Coloplast A/S, B Shares	755	37,025
Danske Bank A/S*	5,451	92,581
DSV A/S	1,300	33,634
Novo Nordisk A/S, Class B	3,306	538,338
Novozymes A/S	1,708	48,484
TDC A/S	4,800	34,009
Tryg A/S	303	22,933
William Demant Holding A/S*	138	11,856

		1,022,803

Finland — 0.7%
Elisa Oyj	1,000	22,170
Fortum Oyj	3,817	71,458
Kesko Oyj, B Shares	513	16,842
Kone Oyj, B Shares	1,210	89,492
Metso Oyj	844	36,032
Neste Oil Oyj	812	10,527
Nokia Oyj	29,136	115,138
Nokian Renkaat Oyj	755	30,243
Orion Oyj, B Shares	750	22,082
Pohjola Bank Plc	1,500	22,461
Sampo Oyj, A Shares	3,201	103,667
Stora Enso Oyj, R Shares	5,326	37,279
UPM-Kymmene Oyj	3,605	42,412
Wartsila Oyj	1,200	52,243

		672,046

France — 8.8%
Accor S.A.	1,031	36,773
Aeroports de Paris	215	16,646
Air Liquide S.A.	2,490	314,583
Alstom S.A.	1,623	65,381
Arkema S.A.	505	53,025
AtoS Origin S.A.	505	35,465
AXA S.A.	14,225	255,423
BNP Paribas	8,004	455,671
Bouygues S.A.	1,339	39,845
Bureau Veritas S.A.	443	49,674
Cap Gemini S.A.	1,311	57,327
Carrefour S.A.	4,815	123,974
Casino Guichard Perracho S.A.	395	37,834
Christian Dior S.A.	420	71,591
Cie Generale d’Optique Essilor International S.A.	1,639	165,306
Cie Generale de Geophysique — Veritas*	1,240	37,679
CNP Assurances	1,749	26,922
Compagnie de Saint-Gobain	3,257	139,869
Compagnie Generale des Establissements Michelin, B Shares	1,488	142,579
Credit Agricole S.A.*	7,249	59,037
Danone	4,623	305,532
Dassault Systemes S.A.	480	53,668
Edenred	1,127	34,856
Electricite de France S.A.	2,177	40,341
Eurazeo	336	16,268

	Number of Shares	Value†

France — (continued)
Eutelsat Communications S.A.	1,230	$40,910
Fonciere Des Regions	262	22,048
France Telecom S.A.	15,002	166,430
GDF Suez	10,693	220,235
Gecina S.A.	190	21,516
Groupe Eurotunnel S.A.	5,556	43,174
ICADE	156	13,928
Iliad S.A.	177	30,384
Imerys S.A.	213	13,662
JC Decaux S.A.	400	9,548
Klepierre	874	34,933
L’Oreal S.A.	1,935	269,242
Lafarge S.A.	1,450	93,630
Lagardere S.C.A.	1,203	40,464
Legrand S.A.	1,792	76,046
LVMH Moet Hennessy Louis Vuitton S.A.	2,025	373,730
Natixis	5,860	20,030
Pernod-Ricard S.A.	1,711	198,513
Peugeot S.A.*	1,186	8,655
PPR	570	107,053
Publicis Groupe S.A.	1,530	92,050
Remy Cointreau S.A.	152	16,598
Renault S.A.	1,500	81,463
Rexel S.A.	1,089	22,273
Safran S.A.	1,723	74,618
Sanofi S.A.	9,592	909,613
Schneider Electric S.A.	4,180	306,148
SCOR SE	1,095	29,596
Societe BIC S.A.	246	29,488
Societe Generale*	5,678	215,893
Sodexo	682	57,628
Suez Environment Co.	1,814	21,882
Technip S.A.	838	96,904
Thales S.A.	773	26,934
Total S.A.	17,164	893,098
Unibail-Rodamco SE	748	181,393
Vallourec S.A.	763	40,052
Veolia Environment S.A.	2,962	35,909
Vinci S.A.	3,809	183,393
Vivendi S.A.	10,388	234,936
Wendel S.A.	211	21,750
Zodiac Aerospace	227	25,132

		8,036,151

Germany — 7.9%
Adidas AG	1,711	152,706
Allianz SE	3,698	515,493
Axel Springer AG	327	13,999
BASF SE	7,436	703,151
Bayer AG	6,704	639,309
Bayerische Motoren Werke AG	2,673	260,114
Beiersdorf AG	876	71,728
Brenntag AG	361	47,560
Celesio AG	516	8,938
Commerzbank AG*	31,923	61,157
Continental AG	878	102,334

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Daimler AG	7,210	$396,953
Deutsche Bank AG	7,422	326,531
Deutsche Boerse AG	1,623	99,526
Deutsche Lufthansa AG	2,080	39,321
Deutsche Post AG	7,064	155,589
Deutsche Telekom AG	22,453	255,582
E.ON AG	14,330	268,775
Fraport AG Frankfurt Airport Services Worldwide	272	15,867
Fresenius Medical Care AG & Co. KGaA	1,765	121,807
Fresenius SE & Co. KGaA	1,042	119,902
GEA Group AG	1,218	39,604
Hannover Ruckversicherung AG	585	45,820
HeidelbergCement AG	1,250	76,490
Henkel AG & Co. KGaA	937	64,308
Hochtief AG*	206	12,050
Hugo Boss AG	138	14,666
Infineon Technologies AG	9,503	77,416
K+S AG	1,330	61,770
Kabel Deutschland Holding AG	620	46,665
Lanxess AG	727	64,107
Linde AG	1,482	259,275
MAN SE	281	30,185
Merck KGaA	557	73,410
Metro AG	1,156	32,115
Muenchener Ruckversicherung AG	1,441	260,142
RWE AG	3,965	164,459
Salzgitter AG	183	9,591
SAP AG	7,472	600,847
Siemens AG	6,654	727,623
Suedzucker AG	700	28,733
ThyssenKrupp AG	3,081	72,751
United Internet AG	908	19,636
Volkswagen AG	258	55,970

		7,213,975

Greece — 0.1%
Coca-Cola Hellenic Bottling Co. S.A.*	1,467	34,472
OPAP S.A.	1,080	7,744

		42,216

Guernsey — 0.1%
Resolution Ltd.	13,216	53,769

Hong Kong — 3.1%
AIA Group Ltd.	86,400	342,691
ASM Pacific Technology Ltd.	1,700	20,871
BOC Hong Kong Holdings Ltd.	31,000	97,519
Cathay Pacific Airways Ltd.*	10,000	18,574
Cheung Kong Holdings Ltd.	11,000	171,153
Cheung Kong Infrastructure Holdings Ltd.	4,000	24,708
CLP Holdings Ltd.	15,000	126,028
First Pacific Co., Ltd.	14,000	15,460
Galaxy Entertainment Group Ltd.*	16,000	64,157
Genting Singapore Plc	44,000	50,550
Hang Lung Properties Ltd.	19,000	76,464

	Number of Shares	Value†

Hong Kong — (continued)
Hang Seng Bank Ltd.	6,400	$98,796
Henderson Land Development Co., Ltd.	7,344	52,577
HKT Trust / HKT Ltd.	18,000	17,680
Hong Kong Exchanges & Clearing Ltd.	8,498	147,068
Hopewell Holdings Ltd.	3,500	15,175
Hutchison Whampoa Ltd.	17,000	180,148
Hysan Development Co., Ltd.	7,140	34,721
Kerry Properties Ltd.	7,009	36,822
Li & Fung Ltd.	50,000	90,224
MGM China Holdings Ltd.	10,400	19,155
MTR Co., Ltd.	9,764	38,690
New World Development Ltd.	33,130	52,451
Noble Group Ltd.	37,484	36,214
NWS Holdings Ltd.	11,420	19,410
Orient Overseas International Ltd.	2,000	13,203
PCCW Ltd.	32,000	14,144
Power Assets Holdings Ltd.	11,500	98,665
Shangri-La Asia Ltd.	16,666	33,573
Sino Land Co., Ltd.	26,998	49,437
SJM Holdings Ltd.	17,000	40,121
Sun Hung Kai Properties Ltd.	12,610	191,234
Swire Pacific Ltd., A Shares	5,000	62,545
Swire Properties Ltd.	9,336	31,444
The Bank of East Asia Ltd.	10,272	39,889
The Hong Kong & China Gas Co., Ltd.	44,253	121,586
The Link Real Estate Investment Trust	19,289	96,601
Wharf Holdings Ltd.	13,000	103,606
Wheelock & Co., Ltd.	7,000	35,708
Wing Hang Bank Ltd.	2,059	21,688
Wynn Macau Ltd.*	12,400	34,146
Yue Yuen Industrial Holdings Ltd.	7,000	23,675

		2,858,571

Ireland — 0.6%
Anglo Irish Bank Corp. Plc*~	3,146	0
CRH Plc	6,168	125,434
Elan Corp. Plc*	3,335	34,196
Experian Plc	8,268	133,255
James Hardie Industries SE	3,154	30,537
Kerry Group Plc, A Shares	1,174	62,012
Prothena Corp Plc	81	596
Ryanair Holdings Plc	59	2,023
Shire Plc	4,615	141,963

		530,016

Israel — 0.5%
The Israel Corp. Ltd.	16	10,525
Bank Hapoalim BM*	8,292	35,576
Bank Leumi Le-Israel BM*	8,478	28,858
Bezeq Israeli Telecommunication Corp. Ltd.	21,340	24,718
Delek Group Ltd.	36	8,471
Israel Chemicals Ltd.	3,410	41,067
Mellanox Technologies Ltd.*	251	15,548
Mizrahi Tefahot Bank Ltd.*	783	8,120
NICE Systems Ltd.*	400	13,397

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Teva Pharmaceutical Industries Ltd.	7,524	$279,588

		465,868

Italy — 2.1%
Assicurazioni Generali SpA	9,560	174,707
Atlantia SpA	2,293	41,638
Banca Monte dei Paschi di Siena SpA*	33,709	10,082
Banco Popolare Societa Cooperative	16,657	27,737
Enel Green Power SpA	17,403	32,418
Enel SpA	53,172	221,169
ENI SpA	20,665	506,244
Exor SpA	457	11,517
Fiat Industrial SpA	7,320	80,195
Fiat SpA*	7,996	40,279
Finmeccanica SpA*	2,436	14,098
Intesa Sanpaolo SpA	84,238	145,675
Intesa Sanpaolo SpA,	5,114	7,263
Luxottica Group SpA	1,314	54,236
Mediobanco SpA	5,402	33,369
Pirelli & C SpA	1,674	19,287
Prysmian SpA	1,358	27,107
Saipem SpA	2,015	78,491
Snam Rete Gas SpA	13,601	63,484
Telecom Italia SpA	73,498	66,668
Telecom Italia SpA,	55,911	44,499
Terna Rete Elettrica Nasionale SpA	11,628	46,533
Unicredit SpA	33,711	166,009
Unione di Banche Italiane ScpA	6,094	28,417

		1,941,122

Japan — 19.3%
ABC-Mart, Inc.	200	8,707
Acom Co. Ltd.*	320	9,217
Advantest Corp.	1,200	18,952
Aeon Co., Ltd.	5,500	62,857
Aeon Credit Service Co., Ltd.	700	14,164
Aeon Mall Co., Ltd.	500	12,301
Air Water, Inc.	1,000	12,799
Aisin Seiki Co., Ltd.	1,700	53,086
Ajinomoto Co., Inc.	5,000	66,162
Alfresa Holdings Corp.	200	7,817
All Nippon Airways Co., Ltd.	11,000	23,110
Amada Co., Ltd.	3,000	19,521
Aozora Bank Ltd.	5,000	15,374
Asahi Glass Co., Ltd.	9,000	65,714
Asahi Group Holdings Ltd.	3,400	72,395
Asahi Kasei Corp.	11,000	65,044
ASICS Corp.	1,000	15,277
Astellas Pharma, Inc.	3,600	161,862
Benesse Corp.	400	16,647
Bridgestone Corp.	5,500	143,174
Brother Industries Ltd.	1,500	16,148
Calbee, Inc.	100	7,046
Canon, Inc.	9,000	348,838
Casio Computer Co., Ltd.	1,500	13,166
Central Japan Railway Co.	1,100	89,275

	Number of Shares	Value†

Japan — (continued)
Chiyoda Corp.	1,000	$14,325
Chubu Electric Power Co., Inc.	5,700	76,065
Chugai Pharmaceutical Co., Ltd.	1,800	34,488
Citizen Holdings Co., Ltd.	800	4,226
Coca-Cola West Co., Ltd.	700	10,808
Cosmo Oil Co., Ltd.	6,000	13,438
Credit Saison Co., Ltd.	1,000	25,013
Dai Nippon Printing Co., Ltd.	5,000	39,207
Daicel Corp.	2,000	13,233
Daido Steel Co., Ltd.	2,000	10,141
Daihatsu Motor Co., Ltd.	2,000	39,846
Daiichi Sankyo Co., Ltd.	5,200	79,832
Daikin Industries Ltd.	2,100	72,133
Dainippon Sumitomo Pharma Co., Ltd.	1,400	16,819
Daito Trust Construction Co., Ltd.	700	66,157
Daiwa House Industry Co., Ltd.	4,000	68,771
Daiwa Securities Group, Inc.	15,000	83,686
Dena Co., Ltd.	700	23,092
Denki Kagaku Kogyo K.K.	4,000	13,695
Denso Corp.	4,000	139,297
Dentsu, Inc.	1,300	34,821
Don Quijote Co., Ltd.	400	14,714
East Japan Railway Co.	2,800	181,060
Eisai Co., Ltd.	1,900	79,311
Electric Power Development Co., Ltd.	1,000	23,718
FamilyMart Co., Ltd.	500	20,599
FANUC Corp., Ltd.	1,600	297,679
Fast Retailing Co., Ltd.	400	102,084
Fuji Electric Holdings Co., Ltd.	4,000	9,842
Fuji Heavy Industries Ltd.	5,000	63,052
FUJIFILM Holdings Corp.	3,500	70,419
Fujitsu Ltd.	16,000	67,104
Fukuoka Financial Group, Inc.	6,000	24,029
Furukawa Electric Co., Ltd.	4,000	8,996
Gree, Inc.	800	12,416
GS Yuasa Corp.	2,000	8,064
Gunma Bank Ltd.	3,000	14,678
Hakuhodo Dy Holdings, Inc.	250	16,178
Hamamatsu Photonics K.K.	500	18,179
Hankyu Hanshin Holdings, Inc.	8,000	41,363
Hino Motors Ltd.	2,000	18,078
Hirose Electric Co., Ltd.	200	23,948
Hitachi Chemical Co., Ltd.	1,000	15,073
Hitachi Construction Machinery Co., Ltd.	1,000	21,031
Hitachi High-Technologies Corp.	500	10,347
Hitachi Ltd.	37,000	217,727
Hitachi Metals Ltd.	1,000	8,528
Hitamitsu Pharmaceutical Co., Ltd.	400	19,908
Hokkaido Electric Power Co., Inc.	900	10,926
Hokuriku Electric Power Co.	1,200	14,241
Honda Motor Co., Ltd.	12,900	477,747
Hoya Corp.	3,700	72,905
Hulic Co., Ltd.	2,800	18,998
IBIDEN Co., Ltd.	500	8,001
Idemitsu Kosan Co., Ltd.	100	8,714
IHI Corp.	9,000	23,338

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
INPEX Holdings, Inc.	18	$96,270
Isetan Mitsukoshi Holdings Ltd.	2,500	24,466
Isuzu Motors Ltd.	11,000	65,642
ITOCHU Corp.	12,400	131,057
Itochu Technology Solutions Corp.	300	12,354
J. Front Retailing Co., Ltd.	4,000	22,169
Japan Airlines Co., Ltd.	1,000	42,984
Japan Petroleum Exploration Co.	300	10,595
Japan Prime Realty Investment Corp.	5	14,451
Japan Real Estate Investment Corp.	4	39,409
Japan Retail Fund Investment Corp.	20	36,765
Japan Tobacco, Inc.	7,200	203,395
JFE Holdings, Inc.	4,300	81,041
JGC Corp.	2,000	62,323
Joyo Bank Ltd.	4,000	19,005
JSR Corp.	1,900	36,266
JTEKT Corp.	1,500	14,300
Jupiter Telecommunications Co., Ltd.	12	14,880
JX Holdings, Inc.	16,690	94,228
Kajima Corp.	7,000	23,161
Kamigumi Co., Ltd.	1,000	7,979
Kaneka Corp.	2,000	10,119
Kansai Paint Co., Ltd.	2,000	21,554
Kao Corp.	4,300	112,047
Kawasaki Heavy Industries Ltd.	9,000	24,476
KDDI Corp.	2,200	155,534
Keikyu Corp.	4,000	35,511
Keio Corp.	5,000	37,276
Keisei Electric Railway Co., Ltd.	2,000	16,878
Keyence Corp.	341	94,568
Kikkoman Corp.	1,000	14,279
Kinden Corp.	1,000	6,517
Kintetsu Corp.	13,000	53,270
Kirin Holdings Co., Ltd.	7,000	82,362
Kobe Steel Ltd.	18,000	22,999
Koito Manufacturing Co. Ltd.	1,000	14,584
Komatsu Ltd.	7,600	195,019
Konami Corp.	600	13,512
Konica Minolta Holdings, Inc.	3,000	21,589
Kubota Corp.	9,000	103,477
Kuraray Co., Ltd.	2,400	31,462
Kurita Water Industries Ltd.	800	17,569
Kyocera Corp.	1,300	117,865
Kyowa Hakko Kirin Co., Ltd.	2,000	19,730
Kyushu Electric Power Co., Inc.	2,800	31,923
Lawson, Inc.	400	27,134
LIXIL Group Corp.	1,800	40,150
M3, Inc.	5	7,980
Mabuchi Motor Co., Ltd.	200	8,529
Makita Corp.	1,100	51,100
Marubeni Corp.	14,000	100,453
Marui Group Co., Ltd.	1,500	11,983
Maruichi Steel Tube Ltd.	300	6,914
Mazda Motor Corp.*	20,000	41,046
McDonald’s Holdings Co. (Japan), Ltd.	700	18,472

	Number of Shares	Value†

Japan — (continued)
Medipal Holdings Corp.	1,500	$16,631
MEIJI Holdings Co., Ltd.	500	21,684
Miraca Holdings, Inc.	400	16,128
Mitsubishi Chemical Holdings Corp.	9,500	47,325
Mitsubishi Corp.	11,300	217,558
Mitsubishi Electric Corp.	16,000	136,230
Mitsubishi Estate Co., Ltd.	10,000	239,407
Mitsubishi Gas Chemical Co., Inc.	3,000	18,402
Mitsubishi Heavy Industries Ltd.	25,000	120,931
Mitsubishi Logistics Corp.	1,000	14,349
Mitsubishi Materials Corp.	7,000	23,931
Mitsubishi Motors Corp.*	37,000	38,254
Mitsubishi Tanabe Pharma Corp.	1,900	24,779
Mitsubishi UFJ Financial Group, Inc.	103,500	560,050
Mitsubishi UFJ Lease & Finance Co., Ltd.	460	19,787
Mitsui & Co., Ltd.	14,000	209,844
Mitsui Chemicals, Inc.	5,000	13,030
Mitsui Fudosan Co., Ltd.	7,000	171,242
Mitsui OSK Lines Ltd.	6,000	17,874
Mizuho Financial Group, Inc.	182,380	334,391
MS&AD Insurance Group Holdings, Inc.	4,390	87,611
Murata Manufacturing Co., Ltd.	1,700	100,285
Nabtesco Corp.	700	15,635
Namco Bandai Holdings, Inc.	1,700	22,036
NEC Corp.	18,000	37,968
Nexon Co., Ltd.*	1,100	11,141
NGK Insulators Ltd.	2,000	23,725
NGK Spark Plug Co., Ltd.	1,000	13,321
NHK Spring Co., Ltd.	1,200	9,888
Nidec Corp.	900	52,559
Nikon Corp.	2,900	85,621
Nintendo Co., Ltd.	900	96,100
Nippon Building Fund, Inc.	6	62,069
Nippon Electric Glass Co., Ltd.	2,000	11,388
Nippon Express Co., Ltd.	5,000	20,661
Nippon Meat Packers, Inc.	1,000	13,862
Nippon Paper Group, Inc.	800	11,115
Nippon Steel & Sumitomo Metal Corp.	64,170	157,998
Nippon Telegraph & Telephone Corp.	3,500	147,360
Nippon Yusen K.K.	13,000	30,600
Nissan Motor Co., Ltd.	20,200	191,675
Nisshin Seifun Group, Inc.	1,500	18,771
Nissin Foods Holdings Co., Ltd.	500	18,969
Nitori Holdings Co., Ltd.	300	21,980
Nitto Denko Corp.	1,200	59,098
NKSJ Holdings, Inc.	3,225	69,173
NOK Corp.	1,000	15,659
Nomura Holdings, Inc.	30,100	178,171
Nomura Real Estate Holdings, Inc.	1,000	19,122
Nomura Real Estate Office Fund, Inc.	2	11,521
Nomura Research Institute Ltd.	1,000	20,831
NSK Ltd.	3,000	21,347
NTT Data Corp.	10	31,302
NTT DoCoMo, Inc.	123	177,307
NTT Urban Development Corp.	18	17,459

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Obayashi Corp.	4,000	$22,552
Odakyu Electric Railway Co., Ltd.	5,000	52,021
Oji Paper Co., Ltd.	6,000	20,696
Olympus Corp.*	1,500	29,101
Omron Corp.	1,600	38,405
Ono Pharmaceutical Co., Ltd.	600	30,650
Oracle Corp. Japan	200	8,332
Oriental Land Co., Ltd.	400	48,442
ORIX Corp.	880	99,403
Osaka Gas Co., Ltd.	16,000	58,117
Otsuka Corp.	100	7,566
Otsuka Holdings Co., Ltd.	3,000	84,514
Panasonic Corp.*	18,200	111,228
Park24 Co., Ltd.	800	12,634
Rakuten, Inc.	6,300	49,130
Resona Holdings, Inc.	16,200	74,072
Ricoh Co., Ltd.	5,000	53,072
Rinnai Corp.	300	20,383
Rohm Co., Ltd.	900	29,421
Sankyo Co., Ltd.	400	15,872
Sanrio Co., Ltd.	300	9,571
Santen Pharmaceutical Co., Ltd.	600	23,048
SBI Holdings, Inc.	1,010	9,029
Secom Co., Ltd.	1,800	90,688
Sega Sammy Holdings, Inc.	1,200	20,255
Sekisui Chemical Co., Ltd.	3,000	26,171
Sekisui House Ltd.	4,000	43,799
Seven & I Holdings Co., Ltd.	6,100	171,964
Seven Bank Ltd.	5,300	13,980
Sharp Corp.*	7,000	24,660
Shikoku Electric Power Co., Inc.	1,300	20,739
Shimadzu Corp.	1,000	6,824
Shimamura Co., Ltd.	200	19,435
Shimano, Inc.	500	32,017
Shimizu Corp.	5,000	18,796
Shin-Etsu Chemical Co., Ltd.	3,300	201,399
Shinsei Bank Ltd.	9,000	18,014
Shionogi & Co., Ltd.	2,800	46,659
Shiseido Co., Ltd.	2,400	33,877
Showa Denko K.K.	9,000	13,756
Showa Shell Sekiyu K.K.	500	2,832
SMC Corp.	400	72,662
Softbank Corp.	7,100	260,153
Sojitz Corp.	9,400	13,898
Sony Corp.	8,400	94,210
Sony Financial Holdings, Inc.	1,200	21,574
Square Enix Holdings Co., Ltd.	400	5,088
Stanley Electric Co., Ltd.	1,300	18,477
SUMCO Corp.	1,000	9,836
Sumitomo Chemical Co., Ltd.	15,000	47,272
Sumitomo Corp.	8,500	109,053
Sumitomo Electric Industries Ltd.	5,900	68,197
Sumitomo Heavy Industries Ltd.	3,000	14,378
Sumitomo Metal Mining Co., Ltd.	4,000	56,464
Sumitomo Mitsui Financial Group, Inc.	10,700	388,857

	Number of Shares	Value†

Japan — (continued)
Sumitomo Mitsui Trust Holdings, Inc.	26,430	$93,121
Sumitomo Realty & Development Co., Ltd.	3,000	99,942
Sumitomo Rubber Industries Ltd.	1,200	14,511
Suruga Bank Ltd.	1,000	12,299
Suzuken Co., Ltd.	400	11,269
Suzuki Motor Corp.	2,800	73,271
Sysmex Corp.	700	32,234
T&D Holdings, Inc.	5,400	65,746
Taiheiyo Cement Corp.	7,000	19,245
Taisei Corp.	8,000	26,602
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,605
Taiyo Nippon Sanso Corp.	1,000	5,753
Takashimaya Co., Ltd.	1,000	7,116
Takeda Pharmaceutical Co., Ltd.	6,300	281,579
TDK Corp.	900	32,775
Teijin Ltd.	6,000	14,942
Terumo Corp.	1,100	43,681
The Bank of Kyoto Ltd.	3,000	25,407
The Bank of Yokohama Ltd.	10,000	46,496
The Chiba Bank Ltd.	5,000	29,291
The Chugoku Bank Ltd.	1,000	13,958
The Chugoku Electric Power Co., Inc.	2,100	33,046
The Dai-ichi Life Insurance Co., Ltd.	74	104,122
The Hachijuni Bank Ltd.	4,000	20,068
The Hiroshima Bank Ltd.	4,000	16,774
The Iyo Bank Ltd.	3,000	23,781
The Japan Steel Works Ltd.	2,000	13,030
The Kansai Electric Power Co., Inc.	6,900	72,465
The Nishi-Nippon City Bank Ltd.	7,000	17,369
The Shizuoka Bank Ltd.	4,000	39,073
THK Co., Ltd.	1,000	17,986
Tobu Railway Co., Ltd.	7,000	37,122
Toho Co., Ltd.	900	15,840
Toho Gas Co., Ltd.	3,000	16,087
Tohoku Electric Power Co., Inc.*	4,400	41,028
Tokio Marine Holdings, Inc.	5,900	164,370
Tokyo Electric Power Co., Inc.*	7,100	17,111
Tokyo Electron Ltd.	1,500	69,182
Tokyo Gas Co., Ltd.	19,000	86,812
Tokyu Corp.	8,000	45,070
Tokyu Land Corp.	3,000	21,981
TonenGeneral Sekiyu K.K.	2,000	17,295
Toppan Printing Co., Ltd.	4,000	24,796
Toray Industries, Inc.	11,000	67,573
Toshiba Corp.	33,000	130,621
TOTO Ltd.	2,000	15,036
Toyo Seikan Kaisha Ltd.	1,000	13,476
Toyo Suisan Kaisha Ltd.	1,000	26,644
Toyoda Gosei Co., Ltd.	400	8,131
Toyota Industries Corp.	1,200	38,311
Toyota Motor Corp.	22,200	1,036,654
Toyota Tsusho Corp.	1,800	44,429
Trend Micro, Inc.	1,100	33,237
Tsumura & Co.	600	18,138
Ube Industries Ltd.	7,000	16,816

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Unicharm Corp.	800	$41,572
Ushio, Inc.	700	7,676
USS Co., Ltd.	110	11,454
West Japan Railway Co.	1,300	51,216
Yahoo! Japan Corp.	106	34,322
Yakult Honsha Co., Ltd.	900	39,422
Yamada Denki Co., Ltd.	540	20,872
Yamaguchi Financial Group, Inc.	1,000	8,831
Yamaha Corp.	1,600	16,969
Yamaha Motor Co., Ltd.	3,100	34,341
Yamato Holdings Co., Ltd.	2,800	42,552
Yamato Kogyo Co., Ltd.	300	8,786
Yamazaki Baking Co., Ltd.	1,000	11,143
Yaskawa Electric Corp.	2,000	19,300
Yokogawa Electric Corp.	2,000	21,930

		17,623,463

Jersey — 0.1%
Randgold Resources Ltd.	735	72,712

Luxembourg — 0.4%
ArcelorMittal	7,748	135,090
Millicom International Cellular S.A.	489	42,446
SES S.A.	2,610	75,170
Tenaris S.A.	3,479	72,539

		325,245

Mexico — 0.0%
Fresnillo Plc	1,200	36,806

Netherlands — 4.6%
Aegon N.V.	14,631	94,514
Akzo Nobel N.V.	1,986	131,467
ASML Holding N.V.*	2,619	167,967
Corio N.V.	680	31,182
DE Master Blenders 1753 N.V.	4,627	53,159
Delta Lloyd N.V.	850	14,003
European Aeronautic Defence & Sapce Co. N.V.	3,425	135,018
Fugro N.V.	506	30,025
Gemalto N.V.	710	64,088
Heineken Holdings N.V.	748	41,187
Heineken N.V.	1,938	129,931
ING Groep N.V.*	30,709	291,675
Koninklijke Ahold N.V.	8,855	118,737
Koninklijke Boskalis Westminster N.V.	452	20,461
Koninklijke DSM N.V.	1,315	80,144
Koninklijke KPN N.V.	7,033	34,781
Koninklijke Philips Electronics N.V.	8,387	222,091
Koninklijke Vopak N.V.	584	41,282
QIAGEN N.V.*	1,994	36,214
Randstad Holding N.V.	866	32,144
Reed Elsevier N.V.	5,846	86,683
Royal Dutch Shell Plc, A Shares	30,154	1,046,656
Royal Dutch Shell Plc, B Shares	20,992	748,921
TNT Express N.V.	1,885	21,058
Unilever N.V.	12,991	497,085

	Number of Shares	Value†

Netherlands — (continued)
Wolters Kluwer N.V.	2,234	$45,890
Ziggo N.V.	958	31,310

		4,247,673

New Zealand — 0.1%
Auckland International Airport Ltd.	6,300	13,945
Contact Energy Ltd.*	2,990	12,911
Fletcher Building Ltd.	6,299	44,214
SKYCITY Entertainment Group Ltd.	4,623	14,518
Telecom Corp. of New Zealand Ltd.	14,311	27,088

		112,676

Norway — 0.7%
Aker Solutions ASA	1,631	33,776
DnB NOR ASA	7,336	93,766
Gjensidige Forsikring ASA	1,418	20,378
Norsk Hydro ASA	6,555	33,270
Orkla ASA	5,338	46,780
StatoilHydro ASA	8,965	225,959
Telenor ASA	6,166	125,551
Yara International ASA	1,592	79,375

		658,855

Portugal — 0.2%
Banco Espirito Santo S.A.*	10,681	12,704
Energias de Portugal S.A.	16,826	51,181
Galp Energia SGPS, S.A., B Shares	2,276	35,455
Jeronimo Martins SGPS S.A.	2,107	40,742
Portugal Telecom SGPS, S.A.	4,543	22,623

		162,705

Singapore — 1.7%
Ascendas Real Estate Investment Trust	15,000	29,354
CapitaCommercial Trust	16,000	22,203
CapitaLand Ltd.	23,000	70,797
Capitamall Trust	14,700	25,832
CapitaMalls Asia Ltd.	7,000	11,274
City Developments Ltd.	5,000	53,475
ComfortDelGro Corp. Ltd.	14,000	20,596
DBS Group Holdings Ltd.	14,578	178,967
Fraser & Neave Ltd.	8,000	63,925
Global Logistic Properties Ltd.	15,000	34,691
Golden Agri-Resources Ltd.	65,000	34,980
Hutchison Port Holdings Trust	35,100	28,093
Jardine Cycle & Carriage Ltd.	1,000	39,830
Keppel Corp. Ltd.	11,600	105,926
Keppel Land Ltd.	5,431	18,190
Olam International Ltd.	10,179	13,075
Oversea-Chinese Banking Corp. Ltd.	21,133	170,289
SembCorp Industries Ltd.	9,000	39,243
SembCorp Marine Ltd.	7,000	26,741
Singapore Airlines Ltd.	4,000	35,478
Singapore Exchange Ltd.	8,000	46,489
Singapore Press Holdings Ltd.	11,000	36,426
Singapore Technologies Engineering Ltd.	12,000	37,874
Singapore Telecommunications Ltd.	65,000	176,867

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Starhub, Ltd.	5,000	$15,661
United Overseas Bank Ltd.	10,345	169,700
UOL Group Ltd.	4,000	19,727
Wilmar International Ltd.	13,000	35,890

		1,561,593

Spain — 2.9%
Abertis Infraestructuras S.A.	2,669	44,082
Acciona S.A.	126	9,410
ACS Actividades de Construccion y Servicios S.A.	1,331	33,733
Amadeus IT Holding S.A.	2,777	70,179
Banco Bilbao Vizcaya Argentaria S.A.	43,509	404,237
Banco de Sabadell S.A.	24,143	63,141
Banco Popular Espanol S.A.	48,743	38,099
Banco Santander S.A.	82,360	669,344
Bankia S.A.*	4,904	2,531
CaixaBank	7,272	25,474
Distribuidora Internacional de Alimentacion S.A.	5,983	38,227
Enagas S.A.	1,741	37,300
Ferrovial S.A.	3,335	49,646
Gas Natural SDG S.A.	2,920	52,640
Grifols S.A.*	1,270	44,410
Iberdrola S.A.	32,559	181,833
Inditex S.A.	1,754	246,449
Mapfre S.A.	5,533	17,048
Red Electrica de Espana S.A.	1,008	49,791
Repsol S.A.	6,905	140,951
Telefonica S.A.	32,684	442,513
Zardoya Otis S.A.	1,428	20,437

		2,681,475

Sweden — 3.0%
Alfa Laval AB*	2,688	56,206
Assa Abloy AB, B Shares	2,513	94,596
Atlas Copco AB, A Shares	5,624	155,955
Atlas Copco AB, B Shares	3,028	74,327
Boliden AB	1,883	35,779
Electrolux AB, B Shares	2,141	56,553
Elekta AB	3,250	50,835
Getinge AB, B Shares	1,453	49,392
Hennes & Mauritz AB, B Shares	7,588	262,978
Hexagon AB, B Shares	2,213	55,963
Husqvarna AB, B Shares	2,834	17,200
Industrivarden AB	1,227	20,443
Investment AB Kinnevik, B Shares	1,915	40,057
Investor AB, B Shares	3,851	101,166
Lundin Petroleum AB*	2,072	47,951
Nordea Bank AB	21,208	203,998
Ratos AB, B Shares	1,400	13,483
Sandvik AB	8,368	134,489
Scania AB, B Shares	2,380	49,483
Securitas AB, B Shares	1,984	17,393
Skandinaviska Enskilda Banken AB, A Shares	11,786	100,837
Skanska AB, B Shares	2,722	44,670

	Number of Shares	Value†

Sweden — (continued)
SKF AB, B Shares	3,364	$85,202
Svenska Cellulosa AB, B Shares	4,990	108,496
Svenska Handelsbanken AB, A Shares	4,170	149,919
Swedbank AB, A Shares	6,766	132,921
Swedish Match AB	1,543	51,798
Tele2 AB, B Shares	2,200	39,765
Telefonaktiebolaget LM Ericsson, B Shares	24,226	244,713
TeliaSonera AB	18,168	123,342
Volvo AB, B Shares	11,322	156,120

		2,776,030

Switzerland — 9.1%
ABB Ltd.*	17,514	363,197
Actelion Ltd.*	893	42,731
Adecco S.A.*	1,194	63,232
Aryzta AG*	816	41,988
Baloise Holding AG	303	26,171
Banque Cantonale Vaudoise	32	17,042
Barry Callebaut AG*	11	10,642
Compagnie Financiere Richemont S.A.	4,181	328,190
Credit Suisse Group AG*	9,845	240,281
EMS-Chemie Holding AG	65	15,324
Geberit AG*	325	72,044
Givaudan S.A.*	72	76,089
Glencore International Plc	30,913	178,580
Holcim Ltd.*	1,887	138,987
Julius Baer Group Ltd.*	1,980	70,493
Kuehne + Nagel International AG	442	53,287
Lindt & Spruengli AG*	1	37,850
Lindt & Spruengli AG, Participation Certificates	7	22,828
Lonza Group AG*	511	27,689
Nestle S.A.	26,032	1,698,418
Novartis AG	18,515	1,169,653
Pargesa Holding S.A.	223	15,369
Partners Group Holding AG	138	31,903
Roche Holding AG	5,656	1,143,537
Schindler Holding AG	145	20,564
Schindler Holding AG, Participation Certificates	341	49,328
SGS S.A.	42	93,285
Sika AG*	15	34,694
Sonova Holding AG*	465	51,673
STMicroelectronics N.V.*	4,919	35,710
Sulzer AG	151	23,899
Swiss Life Holding AG*	300	40,043
Swiss Prime Site AG*	430	35,974
Swiss Re Ltd.*	2,850	206,622
Swisscom AG	198	85,796
Syngenta AG	756	305,414
The Swatch Group AG	257	130,326
The Swatch Group AG, Registered Shares	282	24,394
Transocean Ltd.	466	20,892
Transocean Ltd.	2,097	93,631
UBS AG	28,962	453,223
Wolseley Plc	2,276	108,836

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Xstrata Plc	16,832	$293,817
Zurich Financial Services AG*	1,177	315,386

		8,309,032

United Kingdom — 19.0%
3i Group Plc	8,442	30,129
Aberdeen Asset Management Plc	5,701	34,305
Admiral Group Plc	1,957	37,278
Aggreko Plc	2,267	64,697
AMEC Plc	2,494	41,228
Anglo American Plc	11,074	349,089
Antofagasta Plc	3,403	74,577
ARM Holdings Plc	11,679	147,492
Associated British Foods Plc	3,044	77,770
AstraZeneca Plc	10,002	473,994
Aviva Plc	24,226	149,910
Babcock International Group Plc	3,027	47,781
BAE Systems Plc	27,534	153,040
Balfour Beatty Plc	4,201	18,909
Barclays Plc	92,624	402,359
BG Group Plc	27,616	460,632
BHP Billiton Plc	17,133	604,344
BP Plc	153,216	1,065,303
British American Tobacco Plc	15,508	788,353
British Land Co. Plc	6,570	60,698
British Sky Broadcasting Group Plc	9,078	114,496
BT Group Plc	62,686	239,161
Bunzl Plc	2,227	36,861
Burberry Group Plc	3,180	63,923
Capital Shopping Centres Group Plc	3,734	21,482
Carnival Plc	1,577	61,239
Centrica Plc	41,696	227,565
Cobham Plc	8,466	30,762
Compass Group Plc	15,226	180,745
Croda International Plc	898	35,099
Diageo Plc	20,327	592,060
Eurasian Natural Resources Corp., Plc	1,476	6,981
Evraz Plc	3,717	15,952
G4S Plc	12,521	52,463
GKN Plc	14,782	55,770
GlaxoSmithKline Plc	40,245	876,231
Hammerson Plc	5,215	41,818
Hargreaves Lansdown Plc	1,892	21,161
HSBC Holdings Plc	147,856	1,566,804
ICAP Plc	3,290	16,636
IMI Plc	2,841	51,420
Imperial Tobacco Group Plc	7,946	308,080
Inmarsat Plc	3,494	33,679
Intercontinental Hotels Group Plc	2,355	66,035
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,469	10,298
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	8,382
Intertek Group Plc	1,257	63,852
Invensys Plc	7,392	39,559
Investec Plc	3,627	25,250

	Number of Shares	Value†

United Kingdom — (continued)
ITV Plc	33,457	$58,040
J. Sainsbury Plc	9,762	55,230
Johnson Matthey Plc	1,762	69,217
Kazakhmys Plc	1,454	18,793
Kingfisher Plc	19,993	93,419
Land Securities Group Plc	6,091	81,261
Legal & General Group Plc	44,767	107,346
Lloyds Banking Group Plc*	339,858	270,832
London Stock Exchange Group Plc	1,386	24,724
Marks & Spencer Group Plc	13,650	85,745
Meggitt Plc	7,306	45,749
National Grid Plc	29,675	340,357
New Melrose Plc	9,971	36,626
Next Plc	1,440	87,412
Old Mutual Plc	40,891	120,099
Pearson Plc	6,172	120,302
Petrofac Ltd.	1,906	50,940
Prudential Plc	20,421	291,355
Reckitt Benckiser Group Plc	5,193	329,651
Reed Elsevier Plc	10,172	107,393
Rexam Plc	6,154	44,033
Rio Tinto Plc	10,871	634,061
Rolls-Royce Holdings Plc*	15,097	216,543
Royal Bank of Scotland Group Plc*	15,687	83,846
RSA Insurance Group Plc	27,278	56,334
SABMiller Plc	7,609	353,144
Schroders Plc	1,114	30,952
Scottish & Southern Energy Plc	7,664	178,297
Segro Plc	7,540	30,605
Serco Group Plc	4,866	42,625
Severn Trent Plc	1,688	43,436
Smith & Nephew Plc	7,583	83,822
Smiths Group Plc	3,398	66,559
Standard Chartered Plc	18,963	490,760
Standard Life Plc	20,288	110,904
Subsea 7 S.A.	1,946	46,767
Tate & Lyle Plc	4,356	53,894
TESCO Plc	63,961	352,336
The Capita Group Plc	5,623	69,483
The Sage Group Plc	9,331	44,868
The Weir Group Plc	1,862	57,579
TUI Travel Plc	5,421	25,155
Tullow Oil Plc	7,372	153,688
Unilever Plc	10,199	396,446
United Utilities Group Plc	4,841	53,293
Vedanta Resources Plc	511	9,866
Vodafone Group Plc	397,638	1,000,965
Whitbread Plc	1,256	50,472
WM Morrison Supermarkets Plc	17,966	77,140
WPP Group Plc	10,309	150,607

		17,348,623

TOTAL COMMON STOCKS (Cost $80,436,338)		88,155,529

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	500	$32,390
Henkel AG & Co. KGaA	1,357	111,642
Porsche Automobil Holding SE	1,303	107,257
ProSiebenSat.1 Media AG	587	16,720
RWE AG N.V.*	206	7,789
Volkswagen AG	1,164	267,080

		542,878

United Kingdom — 0.0%
Rolls-Royce Holdings Plc~	1,147,372	1,864

TOTAL PREFERRED STOCKS (Cost $355,539)		544,742

RIGHTS — 0.0%
Belgium — 0.0%
Olam International Ltd.~	3,186	0

Spain — 0.0%
Repsol S.A.	6,905	4,211

TOTAL RIGHTS (Cost $4,382)		4,211

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.* 02/27/13 (Cost $0)	256	0

SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,722,818)	2,722,818	2,722,818

TOTAL INVESTMENTS — 100.0% (Cost $83,519,077)		$91,427,300

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2012 is $1,864.
§	Restricted security.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$152,597
Aerospace & Defense	0.6%	505,351
Agriculture	1.6%	1,422,496
Airlines	0.2%	147,563
Apparel	0.4%	341,838

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Auto Manufacturers	3.6%		$3,174,497
Auto Parts & Equipment	1.0%		901,149
Banks	14.4%		12,678,858
Beverages	2.6%		2,306,925
Biotechnology	0.3%		285,267
Building Materials	1.2%		1,034,617
Chemicals	4.2%		3,711,980
Coal	—%	+	11,054
Commercial Services	1.5%		1,283,432
Computers	0.4%		349,178
Cosmetics & Personal Care	0.6%		528,466
Distribution & Wholesale	1.1%		956,346
Diversified	—%	+	29,354
Diversified Financial Services	1.3%		1,164,567
Diversified Operations	0.2%		163,693
Electric	2.8%		2,497,280
Electrical Components & Equipment	1.0%		878,396
Electronics	1.1%		982,404
Energy-Alternate Sources	—%	+	39,944
Engineering & Construction	1.3%		1,159,180
Entertainment	0.2%		155,798
Environmental Control	—%	+	17,569
Food	5.4%		4,790,022
Food Service	0.2%		180,745
Forest Products & Paper	0.3%		219,998
Gas	0.8%		663,591
Hand & Machine Tools	0.4%		355,971
Healthcare Products	0.9%		748,005
Healthcare Services	0.2%		185,856
Holding Companies	1.0%		890,205
Home Builders	0.2%		138,741
Home Furnishings	0.3%		286,651
Hotels & Resorts	0.2%		206,595
Household Products & Wares	0.5%		440,647
Industrial	0.2%		216,543
Insurance	5.1%		4,456,283
Internet	0.2%		198,830
Investment Companies	0.3%		303,438
Iron & Steel	0.7%		613,254
Leisure Time	0.2%		189,976
Lodging	0.4%		352,312
Machinery — Construction & Mining	0.5%		446,332
Machinery — Diversified	1.2%		1,018,571
Media	1.2%		1,070,781
Metal Fabricate/Hardware	0.4%		333,456
Mining	4.6%		4,035,867
Miscellaneous	0.8%		672,049
Miscellaneous Manufacturing	1.4%		1,249,449
Mixed Industrial/Office	0.7%		579,617
Office & Business Equipment	0.5%		401,910
Oil & Gas	7.1%		6,287,118
Oil & Gas Services	0.4%		335,267
Packaging and Containers	0.2%		136,406
Pharmaceuticals	7.7%		6,809,568
Pipelines	0.1%		46,386
Real Estate	1.9%		1,695,800
Real Estate Investment Trusts	0.6%		518,867
Retail	2.6%		2,306,651

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Semiconductors	0.5%		$405,476
Shipbuilding	0.1%		41,964
Software	0.9%		828,466
Storage & Warehousing	—%	+	14,349
Strip Centers	0.3%		298,024
Telecommunications	5.1%		4,532,166
Textiles	0.1%		113,977
Toys, Games & Hobbies	0.1%		127,707
Transportation	1.5%		1,347,194
Venture Capital	—%	+	30,129
Water	0.2%		154,520

	100.0%		$88,155,529

+ Rounded

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,905,357	$3,122	$7,902,235	$—
Austria	245,150	—	245,150	—
Belgium	1,034,239	—	1,034,239	—
Bermuda	107,357	—	107,357	—
China	110,001	—	110,001	—
Denmark	1,022,803	—	1,022,803	—
Finland	672,046	—	672,046	—
France	8,036,151	46,982	7,989,169	—
Germany	7,213,975	—	7,213,975	—
Greece	42,216	—	42,216	—
Guernsey	53,769	—	53,769	—
Hong Kong	2,858,571	—	2,858,571	—
Ireland	530,016	2,619	527,397	—
Israel	465,868	—	465,868	—
Italy	1,941,122	—	1,941,122	—
Japan	17,623,463	—	17,623,463	—
Jersey	72,712	—	72,712	—
Luxembourg	325,245	—	325,245	—
Mexico	36,806	—	36,806	—
Netherlands	4,247,673	31,310	4,216,363	—
New Zealand	112,676	—	112,676	—
Norway	658,855	—	658,855	—
Portugal	162,705	—	162,705	—
Singapore	1,561,593	—	1,561,593	—
Spain	2,681,475	2,531	2,678,944	—
Sweden	2,776,030	—	2,776,030	—
Switzerland	8,309,032	93,631	8,215,401	—
United Kingdom	17,348,623	—	17,348,623	—
PREFERRED STOCKS	544,742	—	544,742	—
RIGHTS	4,211	—	4,211	—
WARRANTS	—	—	—	—
SHORT-TERM INVESTMENTS	2,722,818	2,722,818	—	—

TOTAL INVESTMENTS	$91,427,300	$2,903,013	$88,524,287	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2011	$1,210
Sales	(1,200)
Realized Gain (Loss)	(39)
Change in Appreciation (Depreciation)	29

Balance as of 12/31/2012	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Australia — 2.5%
Coca-Cola Amatil Ltd.	223,516	$3,141,157
Newcrest Mining Ltd.	230,995	5,403,615
Ramsay Health Care Ltd.	2,632	75,071

		8,619,843

Belgium — 2.7%
Anheuser-Busch InBev N.V.	110,006	9,579,880

Canada — 8.9%
Enbridge, Inc.	132,071	5,711,968
Goldcorp, Inc.	166,084	6,106,054
TransCanada Corp.	37,763	1,785,077
Valeant Pharmaceuticals International, Inc.	293,706	17,521,377

		31,124,476

China — 2.0%
Sands China Ltd.	1,546,179	6,912,448

Denmark — 3.4%
Novo Nordisk A/S, Class B	73,325	11,939,998

France — 5.2%
Bureau Veritas S.A.	74,586	8,363,355
Cie Generale d’Optique Essilor International S.A.	43,504	4,387,719
Pernod-Ricard S.A.	48,021	5,571,473

		18,322,547

Germany — 2.7%
SAP AG	118,384	9,519,624

Hong Kong — 0.8%
L’Occitane International SA	865,223	2,768,570

India — 13.4%
HDFC Bank Ltd.	1,071,259	13,355,303
HDFC Bank Ltd. ADR	9,642	392,622
Hindustan Unilever Ltd.	210,858	2,031,269
Housing Development Finance Corp.	1,081,086	16,515,542
ITC Ltd.	1,862,774	9,809,081
Nestle India Ltd.	32,748	2,986,123
Tata Consultancy Services Ltd.	85,627	1,972,856

		47,062,796

Ireland — 3.3%
Accenture Plc, Class A	71,659	4,765,324
Paddy Power PLC	80,142	6,602,444

		11,367,768

Japan — 1.0%
Daito Trust Construction Co., Ltd.	36,500	3,449,618

Mexico — 2.8%
Fresnillo Plc	192,222	5,895,775
Wal-Mart de Mexico S.A.B de C.V., Series V	1,240,133	4,046,696

		9,942,471

Netherlands — 7.8%
Core Laboratories N.V.	59,387	6,491,593
Royal Dutch Shell Plc	131,156	4,514,442

	Number of Shares	Value†

Netherlands — (continued)
Unilever N.V.	429,086	$16,418,468

		27,424,503

Switzerland — 13.3%
DKSH Holding AG	46,700	3,377,877
Lindt & Spruengli AG, Participation Certificates*	1,672	5,452,578
Nestle S.A.	216,810	14,145,437
SGS S.A.	3,148	6,991,907
UBS AG*	1,065,709	16,677,154

		46,644,953

United Kingdom — 24.2%
Barratt Developments PLC*	662,051	2,261,217
British American Tobacco Plc	399,612	20,314,363
Diageo Plc	354,568	10,327,420
Domino’s Pizza UK & IRL Plc	537,707	4,389,500
HSBC Holdings Plc	1,050,772	11,134,846
Imperial Tobacco Group Plc	177,711	6,890,168
Persimmon PLC*	247,262	3,245,726
Rolls-Royce Holdings Plc*	368,104	5,279,885
Rolls-Royce Holdings Plc*~	27,975,904	45,446
SABMiller Plc	236,937	10,996,566
Standard Chartered Plc	389,193	10,072,265

		84,957,402

United States — 5.1%
Philip Morris International, Inc.	212,377	17,763,212

TOTAL COMMON STOCKS (Cost $261,452,177)		347,400,109

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,155,856)	3,155,856	3,155,856

TOTAL INVESTMENTS — 100.0% (Cost $264,608,033)		$350,555,965

~	Fair valued security. The total market value of fair valued securities at December 31, 2012 is $45,446.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

International Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Agriculture	15.8%		$54,776,824
Banks	14.9%		51,632,190
Beverages	11.4%		39,616,496
Building & Real Estate	1.6%		5,506,943
Commercial Services	4.4%		15,355,262
Computers	1.9%		6,738,180
Cosmetics & Personal Care	0.8%		2,768,570
Diversified Financial Services	4.8%		16,515,542
Entertainment	1.9%		6,602,444
Food	11.2%		39,002,606
Healthcare Products	1.3%		4,387,719
Healthcare Services	—%	+	75,071
Household Products & Wares	0.6%		2,031,269
Industrial	3.3%		11,431,385
Internet	1.0%		3,377,877
Lodging	2.0%		6,912,448
Mining	3.2%		11,299,390
Oil & Gas	1.3%		4,514,442
Oil & Gas Services	4.0%		13,988,638
Pharmaceuticals	8.5%		29,461,375
Real Estate	1.0%		3,449,618
Retail	2.4%		8,436,196
Software	2.7%		9,519,624

	100.0%		$347,400,109

+	Rounded.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$8,619,843	$—	$8,619,843	$—
Belgium	9,579,880	—	9,579,880	—
Canada	31,124,476	31,124,476	—	—
China	6,912,448	—	6,912,448	—
Denmark	11,939,998	—	11,939,998	—
France	18,322,547	—	18,322,547	—
Germany	9,519,624	—	9,519,624	—
Hong Kong	2,768,570	—	2,768,570	—
India	47,062,796	392,622	46,670,174	—
Ireland	11,367,768	4,765,324	6,602,444	—
Japan	3,449,618	—	3,449,618	—
Mexico	9,942,471	4,046,696	5,895,775	—
Netherlands	27,424,503	6,491,593	20,932,910	—
Switzerland	46,644,953	—	46,644,953	—
United Kingdom	84,957,402	—	84,957,402	—
United States	17,763,212	17,763,212	—	—
SHORT-TERM INVESTMENTS	3,155,856	3,155,856	—	—

TOTAL INVESTMENTS	$350,555,965	$67,739,779	$282,816,186	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2011	$19,721
Sales	(20,207)
Change in Appreciation/(Depreciation)	486

Balance as of 12/31/2012	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 93.2%
Austria — 0.2%
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,726	$252,246

Brazil — 6.0%
BRF - Brasil Foods S.A.	122,900	2,532,430
BRF - Brasil Foods S.A. ADR	2,600	54,886
CIA de Bebidas das Americas ADR	53,300	2,238,067
PDG Realty S.A. Empreendimentos e Participacoes	216,700	350,319
Petroleo Brasileiro S.A.	43,349	413,906
Petroleo Brasileiro S.A. ADR	39,800	774,906
Raia Drogasil S.A.	43,300	487,878
Ultrapar Participacoes S.A.	40,500	915,626
Vale S.A.	2,978	61,495
Vale S.A. ADR	20,000	419,200
Vale S.A. Preferred ADR	54,600	1,108,380

		9,357,093

Chile — 1.1%
Empresa Nacional de Electricidad S.A.	328,957	534,652
Empresa Nacional de Electricidad S.A. ADR	1,500	73,215
S.A.C.I. Falabella	112,373	1,157,507

		1,765,374

China — 8.1%
Bank of China Ltd., Class H	2,783,000	1,260,373
China Coal Energy Co. Ltd., Class H	236,000	262,283
China Construction Bank Corp., Class H	1,849,930	1,511,785
China Life Insurance Co. Ltd., Class H	374,000	1,238,711
China Pacific Insurance Group Co. Ltd., Class H	444,200	1,674,857
China Shenhua Energy Co. Ltd., Class H	91,500	409,858
CNOOC Ltd.	546,000	1,202,845
Daphne International Holdings Ltd.	114,000	158,705
Hengan International Group Co. Ltd.	24,500	223,754
Qihoo 360 Technology Co. Ltd. ADR*	13,941	413,908
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	360,200	693,643
Tencent Holdings Ltd.	66,200	2,171,142
Tingyi Cayman Islands Holding Corp.	128,000	360,124
Tsingtao Brewery Co. Ltd., Class H	134,000	798,679
Uni-President China Holdings Ltd.	145,000	154,436

		12,535,103

Colombia — 0.8%
Almacenes Exito S.A.	18,300	367,657
Cemex Latam Holdings S.A.*	64,401	414,761
Grupo de Inversiones Suramericana S.A.	20,500	440,860

		1,223,279

Cyprus — 0.4%
Eurasia Drilling Co. Ltd. GDR	17,910	639,387

Hong Kong — 2.9%
Belle International Holdings Ltd.	359,000	793,956
China Mengniu Dairy Co. Ltd.	357,000	1,020,436
China Mobile Ltd.	110,500	1,300,331

	Number of Shares	Value†

Hong Kong — (continued)
China Overseas Land & Investment Ltd.	242,000	$735,784
Chow Tai Fook Jewellery Group Ltd.	213,600	347,866
Sino Biopharmaceutical	512,000	246,902

		4,445,275

Hungary — 0.8%
Richter Gedeon Nyrt	7,988	1,310,538

India — 8.8%
ACC Ltd.	36,973	975,258
Asian Paints Ltd.	10,751	875,714
Dr. Reddy’s Laboratories Ltd.	15,360	515,990
Glenmark Pharmaceuticals Ltd.	128,016	1,241,107
HDFC Bank Ltd.	136,598	1,702,957
HDFC Bank Ltd. ADR	3,730	151,886
IndusInd Bank Ltd.	134,946	1,041,609
ITC Ltd.	199,796	1,052,095
ITC Ltd. GDR	47,905	250,016
Larsen & Toubro Ltd.	26,007	772,209
Reliance Industries Ltd.	27,516	426,041
Sun Pharmaceutical Industries Ltd.	62,069	839,561
Tata Consultancy Services Ltd.	40,190	925,982
Tata Motors Ltd.	269,125	1,546,940
Tata Steel Ltd.	102,306	809,755
Zee Entertainment Enterprises Ltd.	115,939	470,926

		13,598,046

Indonesia — 4.5%
Adaro Energy Tbk PT	2,411,500	400,029
Bank Tabungan Negara Persero Tbk PT	3,967,198	599,714
Gudang Garam Tbk PT	128,000	750,000
Harum Energy Tbk PT	293,500	183,745
Indofood Sukses Makmur Tbk PT	1,194,000	726,315
Indosat Tbk PT	1,938,000	1,300,899
Kalbe Farma Tbk PT	7,201,500	793,629
Lippo Karawaci Tbk PT	12,364,000	1,286,309
Semen Gresik Persero Tbk PT	399,500	659,902
Telekomunikasi Indonesia Persero Tbk PT	314,000	295,954

		6,996,496

Japan — 0.5%
Nexon Co., Ltd.*	72,300	732,256

Malaysia — 2.2%
Astro Malaysia Holdings BHD	571,400	560,563
CIMB Group Holdings BHD	439,200	1,099,371
Gamuda BHD	576,100	688,017
IHH Healthcare BHD*	462,100	511,871
IJM Corp. BHD	328,900	538,047

		3,397,869

Mexico — 4.6%
Alfa S.A.B. de C.V.	394,500	838,667
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR*	103,600	1,676,248
Grupo Televisa S.A.B. ADR	37,200	988,776
Mexichem S.A.B. de C.V.	223,726	1,242,874

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mexico — (continued)
Wal-Mart de Mexico S.A.B de C.V., Series V	750,100	$2,447,662

		7,194,227

Panama — 0.5%
Copa Holdings S.A., Class A	7,500	745,875

Peru — 1.2%
Credicorp Ltd.	12,710	1,862,778

Philippines — 5.6%
BDO Unibank Inc.*	632,850	1,124,399
Bloomberry Resorts Corp.*	2,665,400	856,823
DMCI Holdings Inc.	793,900	1,043,066
International Container Terminal Services Inc.	360,000	650,372
Metro Pacific Investments Corp.	10,519,000	1,144,649
Metropolitan Bank & Trust	252,192	627,892
Philippine Long Distance Telephone Co.	23,650	1,461,596
SM Investments Corp.	78,680	1,697,718

		8,606,515

Poland — 2.4%
Polskie Gomictwo Naftowe I Gazownictwo S.A.*	584,840	986,471
Powszechny Zaklad Ubezpieczen S.A.	12,187	1,725,333
Telekomunikacja Polska S.A.	266,700	1,052,099

		3,763,903

Portugal — 1.1%
Jeronimo Martins SGPS S.A.	86,340	1,669,514

Qatar — 0.5%
Industries Qatar QSC	19,600	837,985

Russia — 3.3%
Gazprom OAO ADR	95,868	932,796
Lukoil OAO ADR	40,207	2,713,972
Rosneft Oil Co. OJSC GDR*	158,308	1,410,524

		5,057,292

South Africa — 3.8%
AngloGold Ashanti Ltd.	15,992	500,166
AngloGold Ashanti Ltd. ADR	4,880	153,086
AVI Ltd.	72,346	512,526
Clicks Group Ltd.	101,196	779,796
Life Healthcare Group Holdings Ltd.	151,400	608,442
Naspers Ltd., N Shares	20,825	1,345,104
Pick n Pay Stores Ltd.	99,936	525,377
Sasol Ltd.	33,500	1,444,626

		5,869,123

South Korea — 14.2%
Cheil Industries, Inc.	6,557	579,618
Cheil Worldwide, Inc.	15,070	303,998
Coway Co. Ltd.*	15,100	613,898
GS Retail Co. Ltd.	12,850	359,181
Hyundai Engineering & Construction Co. Ltd.	16,470	1,085,748
Hyundai Glovis Co. Ltd.	3,919	815,700
Hyundai Heavy Industries Co. Ltd.	2,340	532,404

	Number of Shares	Value†

South Korea — (continued)
Hyundai Motor Co.	13,345	$2,750,994
Korea Aerospace Industries Ltd.	6,060	146,942
Korean Air Lines Co. Ltd.*	11,583	493,346
KT Corp.	10,830	360,154
LG Chem Ltd.	3,012	941,406
LG Display Co. Ltd.*	14,720	434,172
LG Household & Health Care Ltd.	1,366	836,827
LG Uplus Corp.	32,440	237,397
Mando Corp.	2,458	297,490
NCSoft Corp.	4,178	591,222
Orion Corp.	291	298,486
S.M. Entertainment Co.*	11,470	489,302
Samsung Electronics Co. Ltd.	5,603	8,050,389
Samsung Fire & Marine Insurance Co. Ltd.	2,796	568,001
Samsung Life Insurance Co., Ltd.	1,577	139,088
Shinhan Financial Group Co. Ltd.	12,668	463,617
SK C&C Co. Ltd.	6,770	653,165

		22,042,544

Switzerland — 0.7%
The Swatch Group AG	2,153	1,091,795

Taiwan — 6.7%
Asustek Computer, Inc.	85,088	963,569
Chailease Holding Co. Ltd.	262,000	604,605
Chailease Holding Co. Ltd. GDR*	27,000	309,555
CHC Healthcare Group	14,000	57,731
China Life Insurance Co. Ltd.*	570,007	518,014
Cleanaway Co. Ltd.	46,000	304,169
Formosa Plastics Corp.	160,000	435,063
Hon Hai Precision Industry Co. Ltd.	300,859	931,255
Lung Yen Life Service Corp.	98,000	317,013
MediaTek, Inc.	25,000	279,677
MStar Semiconductor Inc.	84,000	635,112
Ruentex Development Co. Ltd.	42,000	87,337
Siliconware Precision Industries Co.	123,000	132,501
Taiwan Cement Corp.	449,000	605,013
Taiwan Semiconductor Manufacturing Co. Ltd.	898,769	3,006,212
Uni-President Enterprises Corp.	624,954	1,151,290

		10,338,116

Thailand — 4.7%
Bangkok Bank PCL NVDR	242,200	1,557,190
Bank of Ayudhya PCL NVDR	1,453,900	1,554,833
Banpu PCL	7,900	103,863
Banpu PCL NVDR	108,200	1,468,557
Kasikornbank PCL	19,600	124,133
Land and Houses PCL NVDR	4,622,300	1,482,333
Robinson Department Store PCL	186,400	405,218
Supalai PCL	33,900	19,615
Supalai PCL NVDR	1,041,200	605,078

		7,320,820

Turkey — 4.3%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	137,169	1,977,067
Haci Omer Sabanci Holding A.S.	231,235	1,279,349

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Turkey — (continued)
Tupras Turkiye Petrol Rafinerilieri A.S.	17,766	$515,843
Turkiye Garanti Bankasi A.S.	563,530	2,941,306

		6,713,565

United Kingdom — 0.8%
SABMiller Plc	28,181	1,298,699

United States — 2.4%
Mead Johnson Nutrition Co.	16,914	1,114,463
Samsonite International S.A.	564,000	1,162,804
Yum! Brands, Inc.	22,240	1,476,736

		3,754,003

TOTAL COMMON STOCKS (Cost $116,346,110)		144,419,716

PREFERRED STOCKS — 3.0%
Brazil — 1.9%
Banco Bradesco S.A.	95,300	1,636,973
Petroleo Brasileiro S.A.	72,700	693,091
Petroleo Brasileiro S.A. ADR	32,500	627,250

		2,957,314

Columbia — 0.3%
Grupo de Inversiones Suramericana S.A.	17,500	386,248

South Korea — 0.8%
Samsung Electronics Co. Ltd.	1,633	1,312,206

TOTAL PREFERRED STOCKS (Cost $4,536,242)		4,655,768

EXCHANGE TRADED FUNDS — 1.4%
Chile — 0.7%
Sociedad Quimica y Minera de Chile S.A. ADR	19,900	1,147,036

Mexico — 0.7%
Cemex S.A.B. de C.V. ADR*	106,700	1,053,129

TOTAL EXCHANGE TRADED FUNDS (Cost $2,016,359)		2,200,165

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,673,254)	3,673,254	3,673,254

TOTAL INVESTMENTS — 100.0% (Cost $126,571,965)		$154,948,903

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$303,998
Aerospace & Defense	0.1%	146,942
Agriculture	1.4%	2,052,111
Airlines	0.9%	1,239,221
Auto Manufacturers	3.0%	4,297,934
Auto Parts & Equipment	0.2%	297,490
Banks	13.0%	18,836,474
Beverages	4.4%	6,312,512
Building Materials	1.8%	2,654,934
Chemicals	3.6%	5,248,668
Coal	1.7%	2,418,477
Commercial Services	0.7%	967,385
Computers	1.8%	2,542,716
Cosmetics & Personal Care	0.6%	836,827
Distribution & Wholesale	0.2%	359,181
Diversified Financial Services	0.3%	463,617
Electric	0.4%	607,867
Electrical Components & Equipment	0.6%	856,823
Electronics	0.9%	1,365,427
Engineering & Construction	2.5%	3,589,040
Entertainment	0.3%	489,302
Environmental Control	0.6%	918,067
Food	5.5%	7,967,917
Healthcare Products	0.2%	281,485
Healthcare Services	0.8%	1,120,313
Holding Companies	2.2%	3,168,589
Home Builders	1.0%	1,482,333
Household Products & Wares	0.8%	1,162,804
Industrial	0.3%	409,858
Insurance	4.2%	6,116,250
Internet	2.2%	3,176,272
Investment Companies	0.3%	440,860
Iron & Steel	0.6%	809,755
Media	2.3%	3,365,369
Mining	1.6%	2,242,327
Miscellaneous Manufacturing	0.4%	579,618
Oil & Gas	7.5%	10,821,930
Oil & Gas Services	0.4%	639,387
Pharmaceuticals	4.2%	6,062,190
Real Estate	2.8%	3,998,602
Retail	8.6%	12,431,514
Semiconductors	8.4%	12,103,891
Shipbuilding	0.4%	532,404
Software	0.5%	732,256
Telecommunications	4.2%	6,008,430
Transportation	0.6%	815,700
Water	0.8%	1,144,649

	100.0%	$144,419,716

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Austria	$252,246	$—	$252,246	$—
Brazil	9,357,093	9,357,093	—	—
Chile	1,765,374	1,765,374	—	—
China	12,535,103	413,908	12,121,195	—
Colombia	1,223,279	1,223,279	—	—
Cyprus	639,387	639,387	—	—
Hong Kong	4,445,275	—	4,445,275	—
Hungary	1,310,538	—	1,310,538	—
India	13,598,046	401,902	13,196,144	—
Indonesia	6,996,496	—	6,996,496	—
Japan	732,256	—	732,256	—
Malaysia	3,397,869	560,563	2,837,306	—
Mexico	7,194,227	7,194,227	—	—
Panama	745,875	745,875	—	—
Peru	1,862,778	1,862,778	—	—
Philippines	8,606,515	1,899,889	6,706,626	—
Poland	3,763,903	—	3,763,903	—
Portugal	1,669,514	—	1,669,514	—
Qatar	837,985	—	837,985	—
Russia	5,057,292	5,057,292	—	—
South Africa	5,869,123	153,086	5,716,037	—
South Korea	22,042,544	—	22,042,544	—
Switzerland	1,091,795	—	1,091,795	—
Taiwan	10,338,116	309,555	10,028,561	—
Thailand	7,320,820	424,833	6,895,987	—
Turkey	6,713,565	—	6,713,565	—
United Kingdom	1,298,699	—	1,298,699	—
United States	3,754,003	3,754,003	—	—
PREFERRED STOCKS	4,655,768	3,343,562	1,312,206	—
EXCHANGE TRADED FUNDS	2,200,165	2,200,165	—	—
SHORT-TERM INVESTMENTS	3,673,254	3,673,254	—	—

TOTAL INVESTMENTS	$154,948,903	$44,980,024	$109,968,879	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 4.7%
Lodging — 3.2%
Hyatt Hotels Corp., Class A*	33,909	$1,307,870
Orient-Express Hotels Ltd., Class A*	67,272	786,410
Starwood Hotels & Resorts Worldwide, Inc.	17,984	1,031,562

		3,125,842

Real Estate — 1.5%
Brookfield Properties Corp.	43,177	734,441
Forest City Enterprises, Inc., Class A*	47,181	761,973

		1,496,414

TOTAL COMMON STOCKS (Cost $4,499,971)		4,622,256

REAL ESTATE INVESTMENT TRUSTS — 92.9%
Apartments — 14.7%
Apartment Investment & Management Co., Class A	79,749	2,158,008
AvalonBay Communities, Inc.	10,777	1,461,253
Education Realty Trust, Inc.	67,008	712,965
Equity Residential	76,509	4,335,765
Essex Property Trust, Inc.	12,594	1,846,910
Home Properties, Inc.	11,506	705,433
Mid-America Apartment Communities, Inc.	26,073	1,688,227
UDR, Inc.	68,981	1,640,368

		14,548,929

Diversified — 10.4%
American Assets Trust, Inc.	25,040	699,367
Colonial Properties Trust	60,090	1,284,123
Digital Realty Trust, Inc.	23,670	1,606,956
DuPont Fabros Technology, Inc.	22,004	531,617
Liberty Property Trust	23,602	844,244
Vornado Realty Trust	66,407	5,317,873

		10,284,180

Healthcare — 12.2%
HCP, Inc.	101,362	4,579,535
Health Care REIT, Inc.	28,675	1,757,491
Healthcare Realty Trust, Inc.	14,940	358,709
Senior Housing Properties Trust	43,700	1,033,068
Ventas, Inc.	67,305	4,355,980

		12,084,783

Hotels & Resorts — 3.8%
Chesapeake Lodging Trust	14,502	302,802
Hersha Hospitality Trust	134,693	673,465
Host Hotels & Resorts, Inc.	146,396	2,294,025
Strategic Hotels & Resorts, Inc.*	81,075	518,880

		3,789,172

Industrial — 6.3%
DCT Industrial Trust, Inc.	177,855	1,154,279
First Industrial Realty Trust, Inc.*	15,247	214,678
ProLogis, Inc.	131,989	4,816,278

		6,185,235

	Number of Shares	Value†

Office Property — 12.5%
Alexandria Real Estate Equities, Inc.	11,164	$773,888
BioMed Realty Trust, Inc.	37,300	721,009
Boston Properties, Inc.	26,490	2,802,907
Corporate Office Properties Trust	51,087	1,276,153
Douglas Emmett, Inc.	62,495	1,456,134
Highwoods Properties, Inc.	42,123	1,409,014
Hudson Pacific Properties, Inc.	49,728	1,047,272
Mack-Cali Realty Corp.	27,387	715,075
SL Green Realty Corp.	28,445	2,180,309

		12,381,761

Regional Malls — 16.0%
General Growth Properties, Inc.	97,016	1,925,768
Glimcher Realty Trust	65,235	723,456
Simon Property Group, Inc.	74,459	11,771,223
Tanger Factory Outlet Centers, Inc.	20,435	698,877
Taubman Centers, Inc.	9,000	708,480

		15,827,804

Storage & Warehousing — 6.9%
CubeSmart	69,121	1,007,093
Extra Space Storage, Inc.	32,685	1,189,407
Public Storage	25,718	3,728,082
Sovran Self Storage, Inc.	15,031	933,425

		6,858,007

Strip Centers — 10.1%
Alexander’s, Inc.	1,446	478,337
DDR Corp.	96,900	1,517,454
Federal Realty Investment Trust	18,314	1,905,022
Kimco Realty Corp.	112,326	2,170,139
Regency Centers Corp.	51,894	2,445,245
Weingarten Realty Investors	53,751	1,438,914

		9,955,111

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $84,831,568)		91,914,982

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,376,260)	2,376,260	2,376,260

TOTAL INVESTMENTS — 100.0% (Cost $91,707,799)		$98,913,498

†	See Security Valuation Note.
*	Non-income producing security.
REIT	— Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$4,622,256	$4,622,256	$—	$—
REAL ESTATE INVESTMENT TRUSTS	91,914,982	91,914,982	—	—
SHORT-TERM INVESTMENTS	2,376,260	2,376,260	—	—

TOTAL INVESTMENTS	$98,913,498	$98,913,498	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 64.7%
Penn Series Flexibly Managed Fund*	56,046	$1,637,654
Penn Series Index 500 Fund*	305,999	3,274,186
Penn Series Large Cap Value Fund*	235,215	3,683,460
Penn Series Large Core Growth Fund*	75,862	818,547
Penn Series Large Core Value Fund*	198,484	2,046,367
Penn Series Large Growth Stock Fund*	136,047	2,455,640
Penn Series Mid Cap Growth Fund*	123,523	1,227,820
Penn Series Mid Cap Value Fund*	120,463	1,637,093
Penn Series Mid Core Value Fund*	103,439	1,227,820
Penn Series Real Estate Securities Fund*	122,080	1,637,093
Penn Series Small Cap Growth Fund*	21,316	409,273
Penn Series Small Cap Index Fund*	100,476	1,227,820
Penn Series Small Cap Value Fund*	65,206	1,227,820
Penn Series SMID Cap Growth Fund	148,827	2,046,367
Penn Series SMID Cap Value Fund*	147,539	2,046,367

TOTAL AFFILIATED EQUITY FUNDS (Cost $20,099,987)		26,603,327

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $1,439,352)	124,589	1,637,093

AFFILIATED INTERNATIONAL EQUITY FUNDS — 30.9%
Penn Series Developed International Index Fund*	362,902	3,683,460
Penn Series Emerging Markets Equity Fund*	248,475	2,864,914
Penn Series International Equity Fund*	286,339	6,139,100

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $9,897,782)		12,687,474

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $168,455)	168,455	168,455

TOTAL INVESTMENTS — 100.0% (Cost $31,605,576)		$41,096,349

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$26,603,327	$26,603,327	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,637,093	1,637,093	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	12,687,474	12,687,474	—	—
SHORT-TERM INVESTMENTS	168,455	168,455	—	—

TOTAL INVESTMENTS	$41,096,349	$41,096,349	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 55.8%
Penn Series Flexibly Managed Fund*	245,218	$7,165,267
Penn Series Index 500 Fund*	1,171,488	12,534,925
Penn Series Large Cap Value Fund*	914,791	14,325,628
Penn Series Large Core Growth Fund*	331,919	3,581,407
Penn Series Large Core Value Fund*	694,744	7,162,814
Penn Series Large Growth Stock Fund*	396,832	7,162,814
Penn Series Mid Cap Growth Fund*	540,454	5,372,111
Penn Series Mid Cap Value Fund*	527,065	7,162,814
Penn Series Mid Core Value Fund*	452,579	5,372,111
Penn Series Real Estate Securities Fund*	400,605	5,372,111
Penn Series Small Cap Growth Fund*	93,266	1,790,703
Penn Series Small Cap Index Fund*	439,616	5,372,111
Penn Series Small Cap Value Fund*	285,295	5,372,111
Penn Series SMID Cap Growth Fund*	520,932	7,162,814
Penn Series SMID Cap Value Fund*	387,319	5,372,111

TOTAL AFFILIATED EQUITY FUNDS (Cost $73,774,792)		100,281,852

AFFILIATED FIXED INCOME FUNDS — 19.0%
Penn Series High Yield Bond Fund*	358,499	3,581,407
Penn Series Limited Maturity Bond Fund*	779,244	8,953,518
Penn Series Quality Bond Fund*	1,635,346	21,488,443

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $30,054,291)		34,023,368

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.9%
Penn Series Developed International Index Fund*	1,411,392	14,325,628
Penn Series Emerging Markets Equity Fund*	776,541	8,953,518
Penn Series International Equity Fund*	1,002,259	21,488,443

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $34,737,754)		44,767,589

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $533,913)	533,913	533,913

TOTAL INVESTMENTS — 100.0% (Cost $139,100,750)		$179,606,722

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$100,281,852	$100,281,852	$—	$—
AFFILIATED FIXED INCOME FUNDS	34,023,368	34,023,368	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	44,767,589	44,767,589	—	—
SHORT-TERM INVESTMENTS	533,913	533,913	—	—

TOTAL INVESTMENTS	$179,606,722	$179,606,722	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 43.8%
Penn Series Flexibly Managed Fund*	596,161	$17,419,831
Penn Series Index 500 Fund*	1,627,464	17,413,870
Penn Series Large Cap Value Fund*	926,664	14,511,558
Penn Series Large Core Growth Fund*	268,982	2,902,312
Penn Series Large Core Value Fund*	844,514	8,706,935
Penn Series Large Growth Stock Fund*	643,172	11,609,246
Penn Series Mid Cap Growth Fund*	583,966	5,804,623
Penn Series Mid Cap Value Fund*	640,687	8,706,935
Penn Series Mid Core Value Fund*	489,016	5,804,623
Penn Series Real Estate Securities Fund*	432,858	5,804,623
Penn Series Small Cap Growth Fund*	151,162	2,902,312
Penn Series Small Cap Index Fund*	475,010	5,804,623
Penn Series Small Cap Value Fund*	308,265	5,804,623
Penn Series SMID Cap Growth Fund*	422,154	5,804,623
Penn Series SMID Cap Value Fund*	627,753	8,706,935

TOTAL AFFILIATED EQUITY FUNDS (Cost $96,346,770)		127,707,672

AFFILIATED FIXED INCOME FUNDS — 35.8%
Penn Series High Yield Bond Fund*	1,162,087	11,609,246
Penn Series Limited Maturity Bond Fund*	3,031,135	34,827,739
Penn Series Quality Bond Fund*	4,417,521	58,046,232

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $92,855,583)		104,483,217

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,715,652	17,413,870
Penn Series Emerging Markets Equity Fund*	755,155	8,706,935
Penn Series International Equity Fund*	1,218,321	26,120,804

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $39,801,710)		52,241,609

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $5,804,672)	5,804,672	5,804,672

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,365,271)	1,365,271	1,365,271

TOTAL INVESTMENTS — 100.0% (Cost $236,174,006)		$291,602,441

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$127,707,672	$127,707,672	$—	$—
AFFILIATED FIXED INCOME FUNDS	104,483,217	104,483,217	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	52,241,609	52,241,609	—	—
AFFILIATED MONEY MARKET FUNDS	5,804,672	5,804,672	—	—
SHORT-TERM INVESTMENTS	1,365,271	1,365,271	—	—

TOTAL INVESTMENTS	$291,602,441	$291,602,441	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.7%
Penn Series Flexibly Managed Fund*	229,144	$6,695,591
Penn Series Index 500 Fund*	446,816	4,780,928
Penn Series Large Cap Value Fund*	183,177	2,868,557
Penn Series Large Core Value Fund*	185,487	1,912,371
Penn Series Large Growth Stock Fund*	158,923	2,868,557
Penn Series Mid Cap Value Fund*	140,719	1,912,371
Penn Series Mid Core Value Fund*	161,110	1,912,371
Penn Series Real Estate Securities Fund*	142,608	1,912,371
Penn Series Small Cap Index Fund*	156,495	1,912,371
Penn Series SMID Cap Growth Fund*	139,082	1,912,371
Penn Series SMID Cap Value Fund*	137,878	1,912,371

TOTAL AFFILIATED EQUITY FUNDS (Cost $22,303,790)		30,600,230

AFFILIATED FIXED INCOME FUNDS — 53.6%
Penn Series High Yield Bond Fund*	574,286	5,737,114
Penn Series Limited Maturity Bond Fund*	1,664,379	19,123,712
Penn Series Quality Bond Fund*	2,037,534	26,773,196

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $45,154,082)		51,634,022

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	376,822	3,824,742
Penn Series Emerging Markets Equity Fund*	82,930	956,186
Penn Series International Equity Fund*	222,991	4,780,928

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,981,766)		9,561,856

AFFILIATED MONEY MARKET FUND — 4.0%
Penn Series Money Market Fund (Cost $3,824,774)	3,824,774	3,824,774

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $736,238)	736,238	736,238

TOTAL INVESTMENTS — 100.0% (Cost $79,000,650)		$96,357,120

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$30,600,230	$30,600,230	$—	$—
AFFILIATED FIXED INCOME FUNDS	51,634,022	51,634,022	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	9,561,856	9,561,856	—	—
AFFILIATED MONEY MARKET FUNDS	3,824,774	3,824,774	—	—
SHORT-TERM INVESTMENTS	736,238	736,238	—	—

TOTAL INVESTMENTS	$96,357,120	$96,357,120	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2012

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.8%
Penn Series Flexibly Managed Fund*	192,668	$5,629,752
Penn Series Index 500 Fund*	197,237	2,110,435
Penn Series Large Core Value Fund*	136,465	1,406,956
Penn Series Large Growth Stock Fund*	77,948	1,406,956
Penn Series Mid Cap Value Fund*	103,529	1,406,957
Penn Series Mid Core Value Fund*	59,265	703,478

TOTAL AFFILIATED EQUITY FUNDS (Cost $9,916,158)		12,664,534

AFFILIATED FIXED INCOME FUNDS — 67.4%
Penn Series High Yield Bond Fund*	492,928	4,924,347
Penn Series Limited Maturity Bond Fund*	1,530,631	17,586,956
Penn Series Quality Bond Fund*	1,927,338	25,325,216

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,109,153)		47,836,519

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	207,925	2,110,435
Penn Series International Equity Fund*	65,623	1,406,956

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,576,626)		3,517,391

AFFILIATED MONEY MARKET FUND — 8.9%
Penn Series Money Market Fund (Cost $6,331,357)	6,331,357	6,331,357

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $627,726)	627,726	627,726

TOTAL INVESTMENTS — 100.0% (Cost $61,561,020)		$70,977,527

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2012 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2012	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$12,664,534	$12,664,534	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,836,519	47,836,519	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,517,391	3,517,391	—	—
AFFILIATED MONEY MARKET FUNDS	6,331,357	6,331,357	—	—
SHORT-TERM INVESTMENTS	627,726	627,726	—	—

TOTAL INVESTMENTS	$70,977,527	$70,977,527	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$141,964,574	$200,360,270	$563,665,645	$178,260,717
Cash	3,999,998	—	—	—
Interest, dividends and reclaims receivable	28,673	645,419	2,385,062	2,912,643
Receivable for investment securities sold	—	—	97,247	684,581
Receivable for capital stock sold	195,491	1,570,820	2,883,958	32,085
Other assets	4,921	7,189	19,813	6,178

Total Assets	146,193,657	202,583,698	569,051,725	181,896,204

LIABILITIES
Payable for investment securities purchased	3,999,997	—	—	1,064,852
Payable for capital stock redeemed	406,869	32,994	203,639	747,483
Payable to investment adviser	3	51,337	147,373	75,811
Payable to The Penn Mutual Life Insurance Co.	23,886	75,887	209,182	66,090
Net unrealized depreciation of forward foreign currency contracts	—	—	—	175,741
Other liabilities	38,038	38,024	92,004	46,001

Total Liabilities	4,468,793	198,242	652,198	2,175,978

NET ASSETS	$141,724,864	$202,385,456	$568,399,527	$179,720,226

Investments at cost	$141,964,574	$198,001,112	$531,906,690	$169,244,957

COMPONENTS OF NET ASSETS:
Paid-in Capital	$141,724,864	$200,026,298	$536,931,823	$177,649,472
Undistributed net investment income (loss)	—	—	—	(178,614)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	—	(291,251)	(6,594,735)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	2,359,158	31,758,955	8,844,103

NET ASSETS	$141,724,864	$202,385,456	$568,399,527	$179,720,226

Shares outstanding, $0.10 par value, 500 million shares authorized	141,708,938

Shares outstanding, $0.10 par value, 250 million shares authorized			43,261,597	17,982,790

Shares outstanding, $0.0001 par value, 250 million shares authorized		17,612,900

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.49	$13.14	$9.99

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$71,211,768	$—	$—
Investments of unaffiliated issuers at value	2,019,628,214	236,447	210,057,221	29,314,352
Cash	—	—	—	222,919
Interest, dividends and reclaims receivable	4,147,848	2	53,625	4,783
Receivable for investment securities sold	12,262,572	128,638	87,481	24,198
Receivable for capital stock sold	469,084	140,656	1,414,622	442,962
Other assets	70,107	2,585	7,398	1,152

Total Assets	2,036,577,825	71,720,096	211,620,347	30,010,366

LIABILITIES
Call options written, at value	7,131,900	—	—	—
Payable for investment securities purchased	16,709,606	85,090	375,635	222,919
Payable for capital stock redeemed	270,092	289	12,552	85
Payable to investment adviser	1,013,132	—	109,641	13,724
Payable to The Penn Mutual Life Insurance Co.	741,479	22,298	77,416	11,240
Other liabilities	299,779	11,420	46,438	11,618

Total Liabilities	26,165,988	119,097	621,682	259,586

NET ASSETS	$2,010,411,837	$71,600,999	$210,998,665	$29,750,780

Investments of affiliated issuers at cost	$—	$53,493,222	$—	$—
Investments of unaffiliated issuers at cost	1,770,767,758	236,447	150,172,482	25,854,887
Call options written, premiums received	7,123,163	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,766,991,845	$57,944,400	$164,447,121	$26,766,955
Undistributed net investment income (loss)	15,607	—	(922)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(5,449,271)	(4,061,947)	(13,331,927)	(475,640)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	248,853,656	17,718,546	59,884,393	3,459,465

NET ASSETS	$2,010,411,837	$71,600,999	$210,998,665	$29,750,780

Shares outstanding, $0.10 par value, 250 million shares authorized	68,813,979		11,690,034

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,683,085		3,108,038

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$29.22	$12.60	$18.05	$9.57

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$105,529,316	$167,356,482	$157,759,963	$309,760,890
Interest, dividends and reclaims receivable	26,050	148,242	257,457	334,075
Receivable for investment securities sold	—	—	—	38,209
Receivable for capital stock sold	617,662	216,282	750,054	2,039,313
Futures receivable	—	—	—	200,355
Other assets	3,850	5,987	5,677	14,233

Total Assets	106,176,878	167,726,993	158,773,151	312,387,075

LIABILITIES
Payable for investment securities purchased	—	513,129	—	—
Payable for capital stock redeemed	5,012	76,119	11,730	46,377
Payable to investment adviser	53,615	84,459	80,058	18,299
Payable to The Penn Mutual Life Insurance Co.	40,035	62,515	59,526	115,345
Other liabilities	25,646	35,562	32,512	60,629

Total Liabilities	124,308	771,784	183,826	240,650

NET ASSETS	$106,052,570	$166,955,209	$158,589,325	$312,146,425

Investments at cost	$82,048,040	$153,906,802	$123,961,049	$255,301,102

COMPONENTS OF NET ASSETS:
Paid-in Capital	$105,099,510	$177,137,599	$157,034,320	$280,031,779
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(22,528,216)	(23,632,070)	(32,243,909)	(22,338,188)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	23,481,276	13,449,680	33,798,914	54,452,834

NET ASSETS	$106,052,570	$166,955,209	$158,589,325	$312,146,425

Shares outstanding, $0.10 par value, 250 million shares authorized		10,661,467

Shares outstanding, $0.0001 par value, 250 million shares authorized	9,825,349		15,380,687	29,185,118

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.79	$15.66	$10.31	$10.70

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$100,278,359	$124,786,230	$57,390,596	$40,982,218
Interest, dividends and reclaims receivable	1,044	166,536	55,423	1,642
Receivable for investment securities sold	—	—	555,823	22,888
Receivable for capital stock sold	1,140,313	28,399	14,230	749,623
Other assets	3,655	4,194	2,148	1,360

Total Assets	101,423,371	124,985,359	58,018,220	41,757,731

LIABILITIES
Payable for investment securities purchased	—	—	89,261	1,114,082
Payable for capital stock redeemed	7,604	206,194	682,761	16,925
Payable to investment adviser	59,002	57,553	34,951	21,584
Payable to The Penn Mutual Life Insurance Co.	39,928	45,975	21,406	14,474
Other liabilities	24,308	24,846	22,136	13,048

Total Liabilities	130,842	334,568	850,515	1,180,113

NET ASSETS	$101,292,529	$124,650,791	$57,167,705	$40,577,618

Investments at cost	$90,742,360	$117,236,850	$50,252,326	$36,569,307

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,890,653	$117,089,101	$50,233,585	$36,240,896
Undistributed net investment income (loss)	—	12,311	19,150	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(134,125)	—	(223,300)	(76,189)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,536,001	7,549,379	7,138,270	4,412,911

NET ASSETS	$101,292,529	$124,650,791	$57,167,705	$40,577,618

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,187,679	9,174,767	4,815,590	2,951,335

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.94	$13.59	$11.87	$13.75

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$44,163,356	$77,126,386	$176,671,448	$42,476,829
Interest, dividends and reclaims receivable	54,900	2	253,533	45,070
Receivable for investment securities sold	—	297,569	335,764	—
Receivable for capital stock sold	375,973	776,367	10,706	29,766
Futures receivable	—	—	—	37,230
Other assets	1,473	2,760	6,177	1,388

Total Assets	44,595,702	78,203,084	177,277,628	42,590,283

LIABILITIES
Payable for investment securities purchased	135,425	—	318,701	—
Payable for capital stock redeemed	828,126	381,352	883,309	103,324
Payable to investment adviser	29,855	48,315	130,513	9,522
Payable to The Penn Mutual Life Insurance Co.	15,722	28,646	64,763	14,958
Other liabilities	11,314	25,082	39,753	18,992

Total Liabilities	1,020,442	483,395	1,437,039	146,796

NET ASSETS	$43,575,260	$77,719,689	$175,840,589	$42,443,487

Investments at cost	$38,591,602	$71,993,337	$149,099,454	$36,124,776

COMPONENTS OF NET ASSETS:
Paid-in Capital	$38,215,195	$77,111,284	$149,023,542	$36,348,402
Undistributed net investment income (loss)	—	—	—	2,242
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(211,690)	(4,524,642)	(754,946)	(300,457)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	5,571,755	5,133,047	27,571,993	6,393,300

NET ASSETS	$43,575,260	$77,719,689	$175,840,589	$42,443,487

Shares outstanding, $0.10 par value, 250 million shares authorized		4,047,181	9,340,487

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,141,335			3,472,397

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.87	$19.20	$18.83	$12.22

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$91,427,300	$350,555,965	$154,948,903	$98,913,498
Foreign currency, at value	801,433	308,392	298,080	—
Interest, dividends and reclaims receivable	173,010	679,751	86,527	292,154
Receivable for investment securities sold	—	—	659,878	9,996
Receivable from investment adviser	14,145	—	—	—
Receivable for capital stock sold	39,167	56,988	17,821	17,406
Futures receivable	214,945	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	11,588	—
Other assets	158,760	12,418	5,186	3,365

Total Assets	92,828,760	351,613,514	156,027,983	99,236,419

LIABILITIES
Payable for investment securities purchased	—	75,175	789,634	510,061
Payable for capital stock redeemed	2,942,307	2,453,693	1,840,634	464,417
Payable to investment adviser	—	253,638	139,919	57,305
Payable to The Penn Mutual Life Insurance Co.	32,779	130,570	55,534	35,707
Deferred Indian and Thailand capital gains tax	—	—	134,692	—
Net unrealized depreciation of forward foreign currency contracts	—	148	—	—
Other liabilities	67,428	101,411	209,199	22,457

Total Liabilities	3,042,514	3,014,635	3,169,612	1,089,947

NET ASSETS	$89,786,246	$348,598,879	$152,858,371	$98,146,472

Investments at cost	$83,519,077	$264,608,033	$126,571,965	$91,707,799
Foreign currency at cost	785,945	310,770	295,570	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$82,843,103	$310,635,527	$133,939,968	$91,667,708
Undistributed net investment income (loss)	(183,917)	(6,285,250)	(350,189)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(842,114)	(41,694,570)	(8,987,752)	(726,935)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	7,969,174	85,943,172	28,256,344	7,205,699

NET ASSETS	$89,786,246	$348,598,879	$152,858,371	$98,146,472

Shares outstanding, $0.10 par value, 250 million shares authorized		16,260,046

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,844,569		13,253,495	7,317,610

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.15	$21.44	$11.53	$13.41

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$40,927,894	$179,072,809	$290,237,170	$95,620,882
Investments of unaffiliated issuers at value	168,455	533,913	1,365,271	736,238
Interest, dividends and reclaims receivable	1	6	8	6
Receivable for investment securities sold	1,184,905	2,085,717	2,763,184	741,072
Receivable for capital stock sold	149,665	19,606	40,662	1,318
Other assets	1,370	6,054	9,995	3,534

Total Assets	42,432,290	181,718,105	294,416,290	97,103,050

LIABILITIES
Payable for investment securities purchased	1,173,370	1,849,639	3,298,470	917,312
Payable for capital stock redeemed	127	536,885	632	98,008
Payable to investment adviser	3,292	15,092	24,331	9,296
Payable to The Penn Mutual Life Insurance Co.	14,741	65,090	106,309	36,682
Other liabilities	6,848	22,340	35,859	13,838

Total Liabilities	1,198,378	2,489,046	3,465,601	1,075,136

NET ASSETS	$41,233,912	$179,229,059	$290,950,689	$96,027,914

Investments of affiliated issuers at cost	$31,437,121	$138,566,837	$234,808,735	$78,264,412
Investments of unaffiliated issuers at cost	168,455	533,913	1,365,271	736,238

COMPONENTS OF NET ASSETS:
Paid-in Capital	$32,099,357	$140,882,647	$237,211,840	$79,417,894
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(356,218)	(2,159,559)	(1,689,586)	(746,450)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,490,773	40,505,971	55,428,435	17,356,470

NET ASSETS	$41,233,912	$179,229,059	$290,950,689	$96,027,914

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,568,015	14,431,756	24,294,635	8,090,744

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.56	$12.42	$11.98	$11.87

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2012

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$70,349,801
Investments of unaffiliated issuers at value	627,726
Interest, dividends and reclaims receivable	6
Receivable for investment securities sold	499,208
Receivable for capital stock sold	159
Other assets	2,515

Total Assets	71,479,415

LIABILITIES
Payable for investment securities purchased	416,935
Payable for capital stock redeemed	415,335
Payable to investment adviser	6,538
Payable to The Penn Mutual Life Insurance Co.	26,039
Other liabilities	10,381

Total Liabilities	875,228

NET ASSETS	$70,604,187

Investments of affiliated issuers at cost	$60,933,294
Investments of unaffiliated issuers at cost	627,726

COMPONENTS OF NET ASSETS:
Paid-in Capital	$61,633,692
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(446,012)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,416,507

NET ASSETS	$70,604,187

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,013,221

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.74

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2012

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$3,560	$1,792	$8,722	$198,790
Interest	319,275	2,587,533	13,704,749	11,649,104
Foreign tax withheld	—	—	—	(839)

Total Investment Income	322,835	2,589,325	13,713,471	11,847,055

EXPENSES
Investment advisory fees	262,764	564,261	1,617,738	807,104
Administration fees	212,764	282,131	783,869	242,131
Accounting fees	90,921	114,044	236,774	100,710
Director fees and expenses	5,887	7,285	19,694	6,249
Custodian fees and expenses	42,446	19,230	55,327	47,287
Pricing fees	13,707	14,385	23,230	58,649
Professional fees	25,253	32,595	87,700	28,040
Printing fees	15,660	19,549	53,379	16,630
Other expenses	24,572	21,193	55,600	15,429

Total Expenses	693,974	1,074,673	2,933,311	1,322,229
Less: Waivers and reimbursement from advisor	262,760	—	—	—
Less: Waivers and reimbursement from administrator	122,598	—	—	—

Net Expenses	308,616	1,074,673	2,933,311	1,322,229

Net Investment Income (Loss)	14,219	1,514,652	10,780,160	10,524,826

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	448,630	7,891,403	1,979,645
Net realized foreign currency exchange gain (loss)	—	—	—	(59,891)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(793,227)	(2,249,948)	9,169,277

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(344,597)	5,641,455	11,089,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,219	$1,170,055	$16,421,615	$21,613,857

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$25,411,423	$22	$1,893,148	$354,227
Interest	19,641,013	—	—	13
Foreign tax withheld	(31,963)	—	(2,950)	(1,172)

Total Investment Income	45,020,473	22	1,890,198	353,068

EXPENSES
Investment advisory fees	11,129,029	—	1,253,129	203,312
Administration fees	2,782,257	105,229	300,782	55,448
Accounting fees	510,968	12,001	120,261	28,255
Director fees and expenses	72,475	2,788	7,887	1,520
Custodian fees and expenses	237,907	6,340	44,369	19,809
Pricing fees	45,866	3,964	23,308	7,212
Professional fees	325,186	12,252	35,499	7,000
Printing fees	192,224	7,408	21,006	4,327
Other expenses	209,723	9,279	24,064	5,799

Total Expenses	15,505,635	159,261	1,830,305	332,682
Less: Waivers and reimbursement from administrator	—	22,964	—	—

Net Expenses	15,505,635	136,297	1,830,305	332,682

Net Investment Income (Loss)	29,514,838	(136,275)	59,893	20,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	119,656,433	489,045	9,896,129	2,817,106
Net realized gain (loss) on options	3,124,180	—	—	—
Net realized foreign currency exchange gain (loss)	176,998	—	224	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	96,803,354	6,556,094	23,402,286	1,054,632

Net Gain (Loss) on Investment Securities and Foreign Currency	219,760,965	7,045,139	33,298,639	3,871,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$249,275,803	$6,908,864	$33,358,532	$3,892,124

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2012

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$1,148,924	$3,737,259	$3,907,906	$6,665,339
Interest	—	31	—	297
Foreign tax withheld	—	(22,364)	(39,002)	(4,050)

Total Investment Income	1,148,924	3,714,926	3,868,904	6,661,586

EXPENSES
Investment advisory fees	650,922	1,015,887	920,972	205,372
Administration fees	162,731	253,972	230,243	440,082
Accounting fees	74,242	104,657	96,748	166,164
Director fees and expenses	4,525	7,031	6,198	11,589
Custodian fees and expenses	22,270	26,150	20,072	36,100
Pricing fees	6,208	9,173	6,427	13,406
Professional fees	19,010	29,967	26,914	51,023
Printing fees	11,637	18,464	16,090	30,505
Other expenses	16,242	22,827	20,646	55,834

Total Expenses	967,787	1,488,128	1,344,310	1,010,075
Less: Waivers and reimbursement from administrator	—	—	—	2,569

Net Expenses	967,787	1,488,128	1,344,310	1,007,506

Net Investment Income (Loss)	181,137	2,226,798	2,524,594	5,654,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	10,011,947	4,136,843	6,610,428	1,507,044
Net realized gain (loss) on futures contracts	—	—	—	803,450
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,944,921	14,216,737	12,915,375	33,758,014
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(5,616)

Net Gain (Loss) on Investment Securities and Foreign Currency	15,956,868	18,353,580	19,525,803	36,062,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,138,005	$20,580,378	$22,050,397	$41,716,972

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$914,823	$2,506,322	$1,101,385	$202,312
Interest	—	11	32	—
Foreign tax withheld	88	(9,784)	(366)	—

Total Investment Income	914,911	2,496,549	1,101,051	202,312

EXPENSES
Investment advisory fees	731,102	590,815	450,339	256,851
Administration fees	156,665	161,131	93,821	51,370
Accounting fees	72,156	73,608	43,783	27,511
Director fees and expenses	4,391	4,459	2,457	1,275
Custodian fees and expenses	24,245	14,507	53,439	25,914
Pricing fees	7,931	7,229	7,894	6,404
Professional fees	18,452	18,323	11,474	5,930
Printing fees	11,400	10,937	6,812	3,385
Other expenses	18,090	16,014	8,354	4,818

Total Expenses	1,044,432	897,023	678,373	383,458
Less: Waivers and reimbursement from advisor	—	—	—	23,866

Net Expenses	1,044,432	897,023	678,373	359,592

Net Investment Income (Loss)	(129,521)	1,599,526	422,678	(157,280)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	5,565,293	6,991,823	6,803,793	145,328
Change in net unrealized appreciation (depreciation) of investments and foreign currency	704,370	6,227,947	1,133,647	4,412,550

Net Gain (Loss) on Investment Securities and Foreign Currency	6,269,663	13,219,770	7,937,440	4,557,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,140,142	$14,819,296	$8,360,118	$4,400,598

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2012

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$632,897	$140,920	$4,245,027	$691,124
Interest	—	13	—	251
Foreign tax withheld	—	—	(477)	(830)

Total Investment Income	632,897	140,933	4,244,550	690,545

EXPENSES
Investment advisory fees	365,247	602,116	1,439,832	105,379
Administration fees	57,671	120,989	254,088	52,689
Accounting fees	28,011	56,462	104,696	27,629
Director fees and expenses	1,447	3,432	6,809	1,318
Custodian fees and expenses	12,941	59,347	51,603	13,865
Pricing fees	6,707	7,920	10,073	32,130
Professional fees	6,786	14,539	30,044	6,032
Printing fees	3,945	8,839	17,893	3,496
Other expenses	5,208	12,498	32,969	4,810

Total Expenses	487,963	886,142	1,948,007	247,348
Less: Waivers and reimbursement from advisor	49,667	—	—	54,153

Net Expenses	438,296	886,142	1,948,007	193,195

Net Investment Income (Loss)	194,601	(745,209)	2,296,543	497,350

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	2,545,081	(1,390,305)	14,150,682	1,353,181
Net realized gain (loss) on futures contracts	—	—	—	133,346
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,830,008	6,708,897	8,592,880	2,919,310
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	26,983

Net Gain (Loss) on Investment Securities and Foreign Currency	6,375,089	5,318,592	22,743,562	4,432,820

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,569,690	$4,573,383	$25,040,105	$4,930,170

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$2,623,688	$8,688,754	$3,113,969	$2,023,640
Interest	523	227	674	2
Foreign tax withheld	(181,103)	(364,686)	(369,854)	(8,290)

Total Investment Income	2,443,108	8,324,295	2,744,789	2,015,352

EXPENSES
Investment advisory fees	220,697	2,861,511	1,626,882	617,847
Administration fees	110,348	504,973	206,807	132,396
Accounting fees	58,853	221,989	102,723	61,785
Director fees and expenses	2,826	13,468	5,565	3,369
Custodian fees and expenses	92,667	163,544	305,521	33,789
Pricing fees	198,469	35,397	47,816	7,133
Professional fees	12,511	75,926	47,531	15,342
Printing fees	7,267	35,297	14,322	9,044
Other expenses	32,768	40,952	18,442	10,670

Total Expenses	736,406	3,953,057	2,375,609	891,375
Less: Waivers and reimbursement from advisor	302,369	—	59,370	—

Net Expenses	434,037	3,953,057	2,316,239	891,375

Net Investment Income (Loss)	2,009,071	4,371,238	428,550	1,123,977

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(638,972)	34,808,106	1,700,979	8,371,943
Net realized gain (loss) on futures contracts	513,145	—	—	—
Net realized foreign currency exchange gain (loss)	946	(575,643)	(159,316)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,038,409	25,410,066	22,522,186	3,041,493
Change in net unrealized appreciation (depreciation) of futures contracts	16,846	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	10,930,374	59,642,529	24,063,849	11,413,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,939,445	$64,013,767	$24,492,399	$12,537,413

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2012

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$8	$69	$782	$137
Interest	—	13	17	—

Total Investment Income	8	82	799	137

EXPENSES
Investment advisory fees	34,767	156,732	259,425	94,953
Administration fees	52,150	235,098	389,138	142,430
Accounting fees	12,001	15,673	25,943	12,001
Director fees and expenses	1,294	6,053	9,937	3,727
Custodian fees and expenses	2,581	15,365	25,230	8,752
Pricing fees	4,249	4,257	4,269	4,220
Professional fees	5,901	26,982	44,618	16,870
Printing fees	3,459	16,028	26,509	10,072
Other expenses	4,658	17,881	28,339	20,320

Total Expenses	121,060	494,069	813,408	313,345
Less: Waivers and reimbursement from advisor	6,330	—	—	—

Net Expenses	114,730	494,069	813,408	313,345

Net Investment Loss	(114,722)	(493,987)	(812,609)	(313,208)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	322,644	1,335,273	3,023,537	1,729,941
Net realized foreign currency exchange gain (loss)	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,678,194	18,283,036	23,843,407	5,978,406

Net Gain (Loss) on Investment Securities and Foreign Currency	5,000,838	19,618,309	26,866,944	7,708,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,886,116	$19,124,322	$26,054,335	$7,395,139

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$706

Total Investment Income	706

EXPENSES
Investment advisory fees	70,448
Administration fees	101,501
Accounting fees	12,001
Director fees and expenses	2,546
Custodian fees and expenses	6,065
Pricing fees	4,152
Professional fees	11,944
Printing fees	7,117
Other expenses	7,529

Total Expenses	223,303

Net Expenses	223,303

Net Investment Loss	(222,597)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,072,025
Net realized foreign currency exchange gain (loss)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,850,210

Net Gain (Loss) on Investment Securities and Foreign Currency	3,922,235

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,699,638

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,219	$14,798	$1,514,652	$1,826,135
Net realized gains (loss) from investment transactions	—	998	448,630	99,174
Capital gain distributions received from other investment companies	—	—	—	28
Net change in unrealized appreciation (depreciation) of investments and foreign currency	—	—	(793,227)	1,616,547

Net Increase (Decrease) in Net Assets Resulting from Operations	14,219	15,796	1,170,055	3,541,884

Distributions From:
Net investment income	(14,219)	(14,798)	—	—

Total Distributions	(14,219)	(14,798)	—	—

Capital Share Transactions (1):
Shares issued	67,395,153	125,986,265	59,463,883	53,650,091
Shares issued in lieu of cash distributions	14,221	14,800	—	—
Shares redeemed	(79,897,815)	(111,776,732)	(32,538,080)	(35,349,861)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,488,441)	14,224,333	26,925,803	18,300,230

Total Increase (Decrease)	(12,488,441)	14,225,331	28,095,858	21,842,114

Net Assets:
Beginning of period	154,213,305	139,987,974	174,289,598	152,447,484

End of Period	$141,724,864	$154,213,305	$202,385,456	$174,289,598

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	67,395,153	125,986,265	5,185,945	4,734,426
Shares issued in lieu of cash distributions	14,220	14,800	—	—
Shares redeemed	(79,897,815)	(111,776,732)	(2,837,332)	(3,121,589)

	(12,488,442)	14,224,333	2,348,613	1,612,837

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,780,160	$11,495,631	$10,524,826	$9,995,497
Net realized gains (loss) from investment transactions	7,891,403	5,477,423	1,979,645	2,313,209
Net realized foreign exchange gain (loss)	—	—	(59,891)	52,901
Capital gain distributions received from other investment companies	—	110	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,249,948)	26,096,154	9,169,277	(8,256,729)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,421,615	43,069,318	21,613,857	4,104,878

Capital Share Transactions (1):
Shares issued	127,855,036	112,864,558	38,921,761	31,457,946
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(53,483,062)	(97,285,332)	(22,105,695)	(25,954,893)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	74,371,974	15,579,226	16,816,066	5,503,053

Total Increase (Decrease)	90,793,589	58,648,544	38,429,923	9,607,931

Net Assets:
Beginning of period	477,605,938	418,957,394	141,290,303	131,682,372

End of Period	$568,399,527	$477,605,938	$179,720,226	$141,290,303

Undistributed net investment income (loss)	$—	$—	$(178,614)	$(407,403)

(1) Shares Issued and Redeemed:
Shares issued	9,864,734	9,314,487	4,130,067	3,622,513
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(4,120,860)	(8,035,835)	(2,341,547)	(3,000,344)

	5,743,874	1,278,652	1,788,520	622,169

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,514,838	$26,269,498	$(136,275)	$(118,179)
Net realized gains (loss) from investment transactions	119,656,433	78,336,144	489,045	468,755
Net realized gains (loss) on written options	3,124,180	(2,956,301)	—	—
Net realized foreign exchange gain (loss)	176,998	16,088	—	—
Capital gain distributions received from other investment companies	—	—	—	1
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	99,438,455	(59,122,451)	6,556,094	3,072,218
Net change in unrealized appreciation (depreciation) of written options	(2,635,101)	5,962,832	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	249,275,803	48,505,810	6,908,864	3,422,795

Capital Share Transactions (1):
Shares issued	186,656,248	142,204,011	7,830,866	5,415,527
Shares redeemed	(80,774,683)	(118,559,226)	(8,480,465)	(7,807,095)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	105,881,565	23,644,785	(649,599)	(2,391,568)

Total Increase (Decrease)	355,157,368	72,150,595	6,259,265	1,031,227

Net Assets:
Beginning of period	1,655,254,469	1,583,103,874	65,341,734	64,310,507

End of Period	$2,010,411,837	$1,655,254,469	$71,600,999	$65,341,734

Undistributed net investment income (loss)	$15,607	$191,201	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	6,711,343	5,644,780	640,305	484,688
Shares redeemed	(2,900,659)	(4,705,250)	(689,427)	(707,207)

	3,810,684	939,530	(49,122)	(222,519)

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$59,893	$(339,329)	$20,386	$(89,617)
Net realized gains (loss) from investment transactions	9,896,129	7,026,841	2,817,106	1,601,561
Net realized foreign exchange gain (loss)	224	(8,766)	—	—
Capital gain distributions received from other investment companies	—	14	—	4
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	23,402,286	(9,012,901)	1,054,632	(3,576,994)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,358,532	(2,334,141)	3,892,124	(2,065,046)

Capital Share Transactions (1):
Shares issued	27,175,685	27,607,858	5,177,817	11,662,499
Shares redeemed	(26,227,584)	(22,953,942)	(16,784,503)	(5,674,092)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	948,101	4,653,916	(11,606,686)	5,988,407

Total Increase (Decrease)	34,306,633	2,319,775	(7,714,562)	3,923,361

Net Assets:
Beginning of period	176,692,032	174,372,257	37,465,342	33,541,981

End of Period	$210,998,665	$176,692,032	$29,750,780	$37,465,342

Undistributed net investment income (loss)	$(922)	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,555,229	1,797,646	543,518	1,329,859
Shares redeemed	(1,487,354)	(1,468,001)	(1,751,342)	(617,821)

	67,875	329,645	(1,207,824)	712,038

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$181,137	$(123,224)	$2,226,798	$2,132,088
Net realized gains (loss) from investment transactions	10,011,947	7,151,079	4,136,843	13,871,919
Capital gain distributions received from other investment companies	—	7	—	38
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,944,921	(13,029,979)	14,216,737	(23,584,723)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,138,005	(6,002,117)	20,580,378	(7,580,678)

Capital Share Transactions (1):
Shares issued	5,520,091	6,881,273	14,197,878	27,399,098
Shares redeemed	(16,002,619)	(23,635,513)	(33,879,116)	(21,679,867)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,482,528)	(16,754,240)	(19,681,238)	5,719,231

Total Increase (Decrease)	5,655,477	(22,756,357)	899,140	(1,861,447)

Net Assets:
Beginning of period	100,397,093	123,153,450	166,056,069	167,917,516

End of Period	$106,052,570	$100,397,093	$166,955,209	$166,056,069

Undistributed net investment income (loss)	$—	$—	$—	$(37,914)

(1) Shares Issued and Redeemed:
Shares issued	521,680	702,548	951,186	1,915,541
Shares redeemed	(1,506,615)	(2,478,819)	(2,294,165)	(1,517,983)

	(984,935)	(1,776,271)	(1,342,979)	397,558

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,524,594	$2,256,740	$5,654,080	$4,534,440
Net realized gains (loss) from investment transactions	6,610,428	1,514,874	1,507,044	(1,039,099)
Net realized gains (loss) on futures contracts	—	—	803,450	(158,973)
Capital gain distributions received from other investment companies	—	11	—	372
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,915,375	(10,136,876)	33,752,398	1,510,026

Net Increase (Decrease) in Net Assets Resulting from Operations	22,050,397	(6,365,251)	41,716,972	4,846,766

Capital Share Transactions (1):
Shares issued	11,302,178	21,731,745	45,964,219	40,995,407
Shares redeemed	(17,909,949)	(31,205,152)	(42,543,806)	(42,556,815)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,607,771)	(9,473,407)	3,420,413	(1,561,408)

Total Increase (Decrease)	15,442,626	(15,838,658)	45,137,385	3,285,358

Net Assets:
Beginning of period	143,146,699	158,985,357	267,009,040	263,723,682

End of Period	$158,589,325	$143,146,699	$312,146,425	$267,009,040

Undistributed net investment income (loss)	$—	$—	$—	$3,225

(1) Shares Issued and Redeemed:
Shares issued	1,147,547	2,414,557	4,463,705	4,492,253
Shares redeemed	(1,821,615)	(3,438,172)	(4,137,233)	(4,652,941)

	(674,068)	(1,023,615)	326,472	(160,688)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(129,521)	$(470,247)	$1,599,526	$783,545
Net realized gains (loss) from investment transactions	5,565,293	15,817,273	6,991,823	16,609,678
Capital gain distributions received from other investment companies	—	299	—	197
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	704,370	(23,690,557)	6,227,947	(24,906,501)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,140,142	(8,343,232)	14,819,296	(7,513,081)

Capital Share Transactions (1):
Shares issued	13,356,693	26,475,051	24,175,248	13,222,693
Shares redeemed	(17,287,396)	(26,112,684)	(11,391,712)	(27,892,724)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,930,703)	362,367	12,783,536	(14,670,031)

Total Increase (Decrease)	2,209,439	(7,980,865)	27,602,832	(22,183,112)

Net Assets:
Beginning of period	99,083,090	107,063,955	97,047,959	119,231,071

End of Period	$101,292,529	$99,083,090	$124,650,791	$97,047,959

Undistributed net investment income (loss)	$—	$—	$12,311	$10,976

(1) Shares Issued and Redeemed:
Shares issued	1,328,357	2,586,123	1,835,763	1,071,865
Shares redeemed	(1,709,936)	(2,555,675)	(885,614)	(2,314,817)

	(381,579)	30,448	950,149	(1,242,952)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$422,678	$162,000	$(157,280)	$(201,350)
Net realized gains (loss) from investment transactions	6,803,793	4,468,362	145,328	4,928,639
Capital gain distributions received from other investment companies	—	101	—	8
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,133,647	(5,033,277)	4,412,550	(5,952,164)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,360,118	(402,814)	4,400,598	(1,224,867)

Capital Share Transactions (1):
Shares issued	10,151,047	17,749,926	14,560,438	8,051,767
Shares redeemed	(21,522,865)	(9,890,421)	(5,379,677)	(5,094,037)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,371,818)	7,859,505	9,180,761	2,957,730

Total Increase (Decrease)	(3,011,700)	7,456,691	13,581,359	1,732,863

Net Assets:
Beginning of period	60,179,405	52,722,714	26,996,259	25,263,396

End of Period	$57,167,705	$60,179,405	$40,577,618	$26,996,259

Undistributed net investment income (loss)	$19,150	$22,974	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	918,859	1,820,462	1,085,665	667,154
Shares redeemed	(1,908,604)	(920,072)	(399,868)	(420,444)

	(989,745)	900,390	685,797	246,710

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$194,601	$78,242	$(745,209)	$(620,333)
Net realized gains (loss) from investment transactions	2,545,081	2,699,204	(1,390,305)	9,222,596
Capital gain distributions received from other investment companies	—	2	—	275
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,830,008	(4,740,942)	6,708,897	(17,791,439)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,569,690	(1,963,494)	4,573,383	(9,188,901)

Capital Share Transactions (1):
Shares issued	11,793,130	13,534,382	8,278,394	15,350,262
Shares redeemed	(7,736,293)	(5,387,992)	(13,578,802)	(15,899,144)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,056,837	8,146,390	(5,300,408)	(548,882)

Total Increase (Decrease)	10,626,527	6,182,896	(727,025)	(9,737,783)

Net Assets:
Beginning of period	32,948,733	26,765,837	78,446,714	88,184,497

End of Period	$43,575,260	$32,948,733	$77,719,689	$78,446,714

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	913,084	1,131,399	426,080	766,922
Shares redeemed	(598,636)	(435,757)	(697,871)	(763,422)

	314,448	695,642	(271,791)	3,500

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,296,543	$815,724	$497,350	$190,837
Net realized gains (loss) from investment transactions	14,150,682	10,081,174	1,353,181	1,463,996
Net realized gains (loss) on futures contracts	—	—	133,346	80,549
Capital gain distributions received from other investment companies	—	276	—	55
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,592,880	(9,152,921)	2,946,293	(2,875,329)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,040,105	1,744,253	4,930,170	(1,139,892)

Capital Share Transactions (1):
Shares issued	11,629,172	18,205,579	12,599,427	11,505,624
Shares redeemed	(20,193,553)	(23,938,469)	(4,287,926)	(5,114,047)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,564,381)	(5,732,890)	8,311,501	6,391,577

Total Increase (Decrease)	16,475,724	(3,988,637)	13,241,671	5,251,685

Net Assets:
Beginning of period	159,364,865	163,353,502	29,201,816	23,950,131

End of Period	$175,840,589	$159,364,865	$42,443,487	$29,201,816

Undistributed net investment income (loss)	$—	$—	$2,242	$—

(1) Shares Issued and Redeemed:
Shares issued	655,178	1,153,191	1,085,853	1,064,653
Shares redeemed	(1,145,507)	(1,489,454)	(372,713)	(466,411)

	(490,329)	(336,263)	713,140	598,242

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,009,071	$1,695,226	$4,371,238	$6,261,878
Net realized gains (loss) from investment transactions	(638,972)	(271,784)	34,808,106	6,482,081
Net realized gains (loss) on futures contracts	513,145	(163,507)	—	—
Net realized foreign exchange gain (loss)	946	936	(575,643)	(5,246,874)
Capital gain distributions received from other investment companies	—	2	—	84
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	11,055,255	(9,633,728)	25,410,066	(3,771,669)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,939,445	(8,372,855)	64,013,767	3,725,500

Capital Share Transactions (1):
Shares issued	24,926,970	21,666,360	25,174,799	31,266,226
Shares redeemed	(9,937,853)	(7,235,871)	(50,510,062)	(45,178,865)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,989,117	14,430,489	(25,335,263)	(13,912,639)

Total Increase (Decrease)	27,928,562	6,057,634	38,678,504	(10,187,139)

Net Assets:
Beginning of period	61,857,684	55,800,050	309,920,375	320,107,514

End of Period	$89,786,246	$61,857,684	$348,598,879	$309,920,375

Undistributed net investment income (loss)	$(183,917)	$(66,024)	$(6,285,250)	$(4,441,717)

(1) Shares Issued and Redeemed:
Shares issued	2,681,964	2,302,313	1,285,142	1,770,841
Shares redeemed	(1,041,566)	(776,697)	(2,525,017)	(2,514,878)

	1,640,398	1,525,616	(1,239,875)	(744,037)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$428,550	$837,729	$1,123,977	$801,373
Net realized gains (loss) from investment transactions	1,700,979	1,214,389	8,371,943	7,433,978
Net realized foreign exchange gain (loss)	(159,316)	(534,753)	—	—
Capital gain distributions received from other investment companies	—	10	—	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	22,522,186	(27,770,983)	3,041,493	(3,273,429)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,492,399	(26,253,608)	12,537,413	4,961,925

Capital Share Transactions (1):
Shares issued	23,131,801	27,555,524	18,676,255	12,712,049
Shares redeemed	(15,831,334)	(22,088,937)	(9,413,269)	(9,747,478)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,300,467	5,466,587	9,262,986	2,964,571

Total Increase (Decrease)	31,792,866	(20,787,021)	21,800,399	7,926,496

Net Assets:
Beginning of period	121,065,505	141,852,526	76,346,073	68,419,577

End of Period	$152,858,371	$121,065,505	$98,146,472	$76,346,073

Undistributed net investment income (loss)	$(350,189)	$(22,136)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,180,214	2,579,492	1,446,966	1,130,708
Shares redeemed	(1,484,006)	(2,026,110)	(735,480)	(860,104)

	696,208	553,382	711,486	270,604

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/12	For the year ended 12/31/11	For the year ended 12/31/12	For the year ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(114,722)	$(89,262)	$(493,987)	$(428,830)
Net realized gains (loss) from investment transactions	322,644	(35,049)	1,335,273	(273,400)
Capital gain distributions received from other investment companies	—	1	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,678,194	(927,543)	18,283,036	(2,384,516)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,886,116	(1,051,853)	19,124,322	(3,086,744)

Capital Share Transactions (1):
Shares issued	11,208,887	8,256,425	41,901,069	37,129,245
Shares redeemed	(3,043,549)	(3,278,603)	(16,764,032)	(18,358,801)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,165,338	4,977,822	25,137,037	18,770,444

Total Increase (Decrease)	13,051,454	3,925,969	44,261,359	15,683,700

Net Assets:
Beginning of period	28,182,458	24,256,489	134,967,700	119,284,000

End of Period	$41,233,912	$28,182,458	$179,229,059	$134,967,700

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,024,830	793,723	3,509,638	3,318,376
Shares redeemed	(272,698)	(312,759)	(1,431,661)	(1,680,334)

	752,132	480,964	2,077,977	1,638,042

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/12	For the year ended 12/31/11	For the year ended 12/31/12	For the year ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(812,609)	$(686,767)	$(313,208)	$(265,534)
Net realized gains (loss) from investment transactions	3,023,537	1,540,791	1,729,941	615,839
Capital gain distributions received from other investment companies	—	3	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	23,843,407	(160,260)	5,978,406	1,722,254

Net Increase (Decrease) in Net Assets Resulting from Operations	26,054,335	693,767	7,395,139	2,072,561

Capital Share Transactions (1):
Shares issued	51,969,701	44,078,474	20,379,256	26,903,998
Shares redeemed	(11,328,986)	(20,248,487)	(21,423,672)	(12,138,187)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	40,640,715	23,829,987	(1,044,416)	14,765,811

Total Increase (Decrease)	66,695,050	24,523,754	6,350,723	16,838,372

Net Assets:
Beginning of period	224,255,639	199,731,885	89,677,191	72,838,819

End of Period	$290,950,689	$224,255,639	$96,027,914	$89,677,191

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	4,517,924	4,042,085	1,771,883	2,475,222
Shares redeemed	(985,360)	(1,889,173)	(1,864,666)	(1,121,043)

	3,532,564	2,152,912	(92,783)	1,354,179

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(222,597)	$(173,485)
Net realized gains (loss) from investment transactions	1,072,025	233,499
Capital gain distributions received from other investment companies	—	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,850,210	2,115,152

Net Increase (Decrease) in Net Assets Resulting from Operations	3,699,638	2,175,168

Capital Share Transactions (1):
Shares issued	24,661,261	30,482,170
Shares redeemed	(20,852,243)	(15,089,803)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,809,018	15,392,367

Total Increase (Decrease)	7,508,656	17,567,535

Net Assets:
Beginning of period	63,095,531	45,527,996

End of Period	$70,604,187	$63,095,531

Undistributed net investment income (loss)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,146,560	2,794,967
Shares redeemed	(1,801,609)	(1,378,710)

	344,951	1,416,257

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	0.03

Total from investment operations	—		—		—		—		0.03

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	(0.03)

Total distributions	—		—		—		—		(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1,2]	0.01%		0.01%		0.01%		0.44%		2.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,725		$154,213		$139,988		$168,500		$213,973

Ratio of net expenses to average net assets	0.22%		0.22%		0.33%		0.43%		0.46%

Ratio of total expenses to average net assets	0.49%		0.49%		0.47%		0.48%		0.46%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.01%		0.47%		2.57%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$11.42		$11.17		$10.76		$10.57		$10.41

Income from investment operations:
Net investment income (loss)	0.09		0.13		0.17		0.23		0.34
Net realized and unrealized gain (loss) on investment transactions	(0.02)		0.12		0.24		(0.04)		0.18

Total from investment operations	0.07		0.25		0.41		0.19		0.52

Less distributions:
Net investment income	—		—		—		—		(0.36)

Total distributions	—		—		—		—		(0.36)

Net asset value, end of period	$11.49		$11.42		$11.17		$10.76		$10.57

Total return [1]	0.61%		2.24%		3.71%		1.89%		5.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$202,385		$174,290		$152,447		$111,501		$75,660

Ratio of total expenses to average net assets	0.57%		0.58%		0.58%		0.60%		0.60%

Ratio of net investment income (loss) to average net assets	0.81%		1.14%		1.56%		2.20%		3.24%

Portfolio turnover rate	31%		50%		38%		64%		106%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.73	$11.56	$10.90	$10.36	$10.50

Income from investment operations:
Net investment income (loss)	0.27	0.32	0.28	0.36	0.47
Net realized and unrealized gain (loss) on investment transactions	0.14	0.85	0.38	0.26	0.07

Total from investment operations	0.41	1.17	0.66	0.62	0.54

Less distributions:
Net investment income	—	—	—	— (a)	(0.50)
Net realized gains	—	—	—	(0.08)	(0.18)

Total distributions	—	—	—	(0.08)	(0.68)

Net asset value, end of period	$13.14	$12.73	$11.56	$10.90	$10.36

Total return [1]	3.22%	10.12%	6.06%	6.02%	5.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$568,400	$477,606	$418,957	$327,724	$221,730

Ratio of total expenses to average net assets	0.56%	0.57%	0.58%	0.61%	0.60%

Ratio of net investment income (loss) to average net assets	2.06%	2.62%	2.48%	3.38%	4.44%

Portfolio turnover rate	32%	44%	69%	87%	273%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.72	$8.46	$7.41	$5.05	$7.58

Income (loss) from investment operations:
Net investment income (loss)	0.61	0.62	0.61	0.56	0.58
Net realized and unrealized gain (loss) on investment transactions	0.66	(0.36)	0.44	1.80	(2.40)

Total from investment operations	1.27	0.26	1.05	2.36	(1.82)

Less distributions:
Net investment income	—	—	—	—	(0.71)

Total distributions	—	—	—	—	(0.71)

Net asset value, end of period	$9.99	$8.72	$8.46	$7.41	$5.05

Total return [1]	14.56%	3.07%	14.17%	46.44%	(23.98% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$179,720	$141,290	$131,682	$103,574	$57,995

Ratio of total expenses to average net assets	0.82%	0.83%	0.85%	0.87%	0.86%

Ratio of net investment income (loss) to average net assets	6.52%	7.16%	7.73%	8.97%	8.29%

Portfolio turnover rate	69%	58%	61%	59%	53%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$25.46	$24.71	$21.69	$16.33		$23.72

Income (loss) from investment operations:
Net investment income (loss)	0.44	0.40	0.35	0.41		0.46
Net realized and unrealized gain (loss) on investment transactions	3.32	0.35	2.67	4.95		(6.99)

Total from investment operations	3.76	0.75	3.02	5.36		(6.53)

Less distributions:
Net investment income	—	—	—	—	(a)	(0.59)
Net realized gains	—	—	—	—		(0.27)

Total distributions	—	—	—	—		(0.86)

Net asset value, end of period	$29.22	$25.46	$24.71	$21.69		$16.33

Total return [1]	14.77%	3.04%	13.92%	32.92%		(27.83% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$2,010,412	$1,655,254	$1,583,104	$1,286,902		$948,507

Ratio of total expenses to average net assets	0.84%	0.84%	0.85%	0.85%		0.85%

Ratio of net investment income (loss) to average net assets	1.59%	1.60%	1.55%	2.22%		2.15%

Portfolio turnover rate	65%	83%	67%	89%		103%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$11.40		$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.22		0.62		1.15		1.46		(1.81)

Total from investment operations	1.20		0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		—		(0.33)

Total distributions	—		—		—		—		(0.33)

Net asset value, end of period	$12.60		$11.40		$10.80		$9.67		$8.19

Total return [1]	10.53%		5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$71,601		$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [2]	0.19%		0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [2]	0.23%		0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.19%	)	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	15%		17%		18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010		2009		2008
Net asset value, beginning of period	$15.20	$15.44	$13.22		$9.25		$15.96

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	(0.02)		—	(a)	0.03
Net realized and unrealized gain (loss) on investment transactions	2.84	(0.21)	2.24		3.97		(6.71)

Total from investment operations	2.85	(0.24)	2.22		3.97		(6.68)

Less distributions:
Net investment income	—	—	—		—	(a)	(0.03)

Total distributions	—	—	—		—		(0.03)

Net asset value, end of period	$18.05	$15.20	$15.44		$13.22		$9.25

Total return [1]	18.75%	(1.55% )	16.79%		42.93%		(41.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$210,999	$176,692	$174,372		$143,167		$89,852

Ratio of total expenses to average net assets	0.91%	0.93%	0.94%		0.97%		0.98%

Ratio of net investment income (loss) to average net assets	0.03%	(0.19% )	(0.18%	)	0.02%		0.24%

Portfolio turnover rate	35%	33%	43%		58%		54%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2012	2011	2010		2009		2008
Net asset value, beginning of period	$8.68	$9.31	$8.28		$6.02		$10.98

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02)	(0.01)		0.02		0.02
Net realized and unrealized gain (loss) on investment transactions	0.88	(0.61)	1.04		2.24		(4.79)

Total from investment operations	0.89	(0.63)	1.03		2.26		(4.77)

Less distributions:
Net investment income	—	—	—		—		(0.03)
Net realized gains	—	—	—		—		(0.16)

Total distributions	—	—	—		—		(0.19)

Net asset value, end of period	$9.57	$8.68	$9.31		$8.28		$6.02

Total return [1]	10.25%	(6.77% )	12.44%		37.54%		(43.82% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,751	$37,465	$33,542		$27,870		$17,537

Ratio of net expenses to average net assets	0.90%	0.96%	1.00%		1.00%		0.96%

Ratio of total expenses to average net assets	0.90%	0.96%	1.00%		1.12%		0.96%

Ratio of net investment income (loss) to average net assets	0.06%	(0.25% )	(0.10%	)	0.22%		0.19%

Portfolio turnover rate	97%	153%	176%		121%		287%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008
	2012	2011	2010		2009
Net asset value, beginning of period	$9.29	$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.48	(0.48)	1.44		2.17		(3.87)

Total from investment operations	1.50	(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—	—	—		—	(a)	(0.01)

Total distributions	—	—	—		—		(0.01)

Net asset value, end of period	$10.79	$9.29	$9.78		$8.34		$6.14

Total return [1]	16.15%	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,053	$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.89%	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.89%	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.17%	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	105%	115%	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.83	$14.47	$12.60	$9.43	$17.65

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.11	0.16	0.20
Net realized and unrealized gain (loss) on investment transactions	1.63	(0.82)	1.76	3.01	(8.05)

Total from investment operations	1.83	(0.64)	1.87	3.17	(7.85)

Less distributions:
Net investment income	—	—	—	—	(0.25)
Net realized gains	—	—	—	—	(0.12)

Total distributions	—	—	—	—	(0.37)

Net asset value, end of period	$15.66	$13.83	$14.47	$12.60	$9.43

Total return [1]	13.23%	(4.42% )	14.84%	33.62%	(44.62% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$166,955	$166,056	$167,918	$143,038	$106,616

Ratio of total expenses to average net assets	0.88%	0.89%	0.89%	0.90%	0.90%

Ratio of net investment income (loss) to average net assets	1.32%	1.24%	0.86%	1.53%	1.42%

Portfolio turnover rate	90%	87%	112%	120%	228%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$8.92	$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	1.23	(0.53)	0.76	1.07	(2.78)

Total from investment operations	1.39	(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	—	—	(0.07)

Total distributions	—	—	—	—	(0.07)

Net asset value, end of period	$10.31	$8.92	$9.31	$8.43	$7.22

Total return [1]	15.58%	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158,589	$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.88%	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.88%	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.64%	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	38%	51%	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.25	$9.09	$7.92	$6.28	$10.11

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.16	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investment transactions	1.25	—	1.03	1.51	(3.82)

Total from investment operations	1.45	0.16	1.17	1.64	(3.65)

Less distributions:
Net investment income	—	—	—	—	(0.18)

Total distributions	—	—	—	—	(0.18)

Net asset value, end of period	$10.70	$9.25	$9.09	$7.92	$6.28

Total return [1]	15.68%	1.76%	14.77%	26.11%	(36.08% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$312,146	$267,009	$263,724	$249,284	$195,078

Ratio of net expenses to average net assets	0.34%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.34%	0.36%	0.36%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.93%	1.71%	1.68%	1.97%	2.02%

Portfolio turnover rate	4%	4%	5%	6%	6%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of period	$9.37		$10.16	$8.01		$5.42		$10.60

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.01)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.58		(0.75)	2.16		2.60		(5.16)

Total from investment operations	0.57		(0.79)	2.15		2.59		(5.18)

Net asset value, end of period	$9.94		$9.37	$10.16		$8.01		$5.42

Total return [1]	6.08%		(7.78% )	26.84%		47.79%		(48.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,293		$99,083	$107,064		$82,895		$57,747

Ratio of net expenses to average net assets	1.00%		1.00%	1.00%		1.00%		1.00%

Ratio of total expenses to average net assets	1.00%		1.00%	1.00%		1.01%		1.02%

Ratio of net investment income (loss) to average net assets	(0.12%	)	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )

Portfolio turnover rate	129%		110%	106%		102%		162%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of period	$11.80		$12.59	$10.01		$6.81		$13.12

Income (loss) from investment operations:
Net investment income (loss)	0.19		0.09	0.08		0.05		0.10
Net realized and unrealized gain (loss) on investment transactions	1.60		(0.88)	2.50		3.15		(6.31)

Total from investment operations	1.79		(0.79)	2.58		3.20		(6.21)

Less distributions:
Net investment income	—		—	—		—		(0.10)

Total distributions	—		—	—		—		(0.10)

Net asset value, end of period	$13.59		$11.80	$12.59		$10.01		$6.81

Total return [1]	15.17%		(6.27% )	25.77%		46.99%		(47.26% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$124,651		$97,048	$119,231		$92,662		$60,507

Ratio of total expenses to average net assets	0.84%		0.84%	0.84%		0.85%		0.86%

Ratio of net investment income (loss) to average net assets	1.49%		0.70%	0.71%		0.69%		0.89%

Portfolio turnover rate	43%		106%	37%		43%		58%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.37	$10.75	$8.57	$6.80	$11.78

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.03	0.05	0.03	0.14
Net realized and unrealized gain (loss) on investment transactions	1.42	(0.41)	2.13	1.74	(4.66)

Total from investment operations	1.50	(0.38)	2.18	1.77	(4.52)

Less distributions:
Net investment income	—	—	—	—	(0.16)
Net realized gains	—	—	—	—	(0.30)

Total distributions	—	—	—	—	(0.46)

Net asset value, end of period	$11.87	$10.37	$10.75	$8.57	$6.80

Total return [1]	14.46%	(3.53% )	25.44%	26.03%	(38.89% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,168	$60,179	$52,723	$40,508	$29,895

Ratio of total expenses to average net assets	1.08%	1.08%	1.11%	1.20%	1.08%

Ratio of net investment income (loss) to average net assets	0.68%	0.29%	0.49%	0.43%	1.49%

Portfolio turnover rate	75%	51%	75%	116%	39%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011	2010		2009
Net asset value, beginning of period	$11.92		$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.89		(0.50)	2.54		3.54		(3.48)

Total from investment operations	1.83		(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$13.75		$11.92	$12.51		$10.01		$6.51

Total return [1]	15.35%		(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$40,578		$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.12%		1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	95%		160%	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$11.66	$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	2.14	(0.93)	2.64	3.08	(3.21)

Total from investment operations	2.21	(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	—	—	(0.03)

Total distributions	—	—	—	—	(0.03)

Net asset value, end of period	$13.87	$11.66	$12.56	$9.90	$6.80

Total return [1]	18.95%	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$43,575	$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.27%	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.51%	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	52%	69%	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of period	$18.16		$20.43	$17.15		$10.81		$21.64

Income (loss) from investment operations:
Net investment income (loss)	(0.18)		(0.15)	(0.08)		(0.09)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	1.22		(2.12)	3.36		6.43		(10.74)

Total from investment operations	1.04		(2.27)	3.28		6.34		(10.83)

Net asset value, end of period	$19.20		$18.16	$20.43		$17.15		$10.81

Total return [1]	5.73%		(11.11% )	19.13%		58.65%		(50.05% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$77,720		$78,447	$88,184		$76,180		$48,008

Ratio of total expenses to average net assets	1.10%		1.08%	1.08%		1.11%		1.07%

Ratio of net investment income (loss) to average net assets	(0.92%	)	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )

Portfolio turnover rate	103%		125%	125%		163%		190%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.21	$16.07	$12.68	$9.99	$14.07

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.08	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investment transactions	2.38	0.06	3.28	2.60	(3.88)

Total from investment operations	2.62	0.14	3.39	2.69	(3.79)

Less distributions:
Net investment income	—	—	—	—	(0.11)
Net realized gains	—	—	—	—	(0.18)

Total distributions	—	—	—	—	(0.29)

Net asset value, end of period	$18.83	$16.21	$16.07	$12.68	$9.99

Total return [1]	16.16%	0.87%	26.74%	26.93%	(27.15% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$175,841	$159,365	$163,354	$132,952	$109,336

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.15%	1.15%	1.15%	1.17%	1.15%

Ratio of net investment income (loss) to average net assets	1.36%	0.51%	0.80%	0.86%	0.66%

Portfolio turnover rate	50%	47%	49%	60%	66%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$10.58	$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	1.48	(0.58)	2.22	1.75	(3.04)

Total from investment operations	1.64	(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	—	—	(0.04)

Total distributions	—	—	—	—	(0.04)

Net asset value, end of period	$12.22	$10.58	$11.08	$8.78	$6.96

Total return [1]	15.50%	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$42,443	$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.70%	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	1.42%	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	18%	18%	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$8.59	$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	1.31	(1.51)	0.48	1.85		(2.90)

Total from investment operations	1.56	(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	—	—	(a)	(0.03)

Total distributions	—	—	—	—		(0.03)

Net asset value, end of period	$10.15	$8.59	$9.83	$9.15		$7.12

Total return [1]	18.16%	(12.61% )	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,786	$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.00%	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.73%	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	2%	1%	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.71	$17.55	$15.80	$13.12	$24.09

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.35	0.29	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	3.48	(0.19)	1.46	2.58	(10.01)

Total from investment operations	3.73	0.16	1.75	2.84	(9.76)

Less distributions:
Net investment income	—	—	—	(0.16)	(0.43)
Net realized gains	—	—	—	—	(0.78)

Total distributions	—	—	—	(0.16)	(1.21)

Net asset value, end of period	$21.44	$17.71	$17.55	$15.80	$13.12

Total return [1]	21.06%	0.91%	11.08%	21.74%	(41.28% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$348,599	$309,920	$320,108	$270,907	$213,117

Ratio of total expenses to average net assets	1.17%	1.20%	1.24%	1.27%	1.27%

Ratio of net investment income (loss) to average net assets	1.30%	1.95%	1.77%	1.89%	1.33%

Portfolio turnover rate	43%	30%	34%	48%	108%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008
	2012	2011	2010	2009
Net asset value, beginning of period	$9.64	$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	1.86	(2.25)	1.88	3.90		(3.99)

Total from investment operations	1.89	(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	—	—	(a)	(0.02)

Total distributions	—	—	—	—		(0.02)

Net asset value, end of period	$11.53	$9.64	$11.82	$9.92		$5.99

Total return [1]	19.61%	(18.44% )	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,858	$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.72%	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.31%	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	47%	60%	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2012	2011 [2]	2010	2009	2008
Net asset value, beginning of period	$11.56	$10.80	$8.63	$6.82	$12.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.12	0.19	0.25
Net realized and unrealized gain (loss) on investment transactions	1.69	0.64	2.05	1.62	(5.02)

Total from investment operations	1.85	0.76	2.17	1.81	(4.77)

Less distributions:
Net investment income	—	—	—	—	(0.25)
Return of capital	—	—	—	—	(0.16)

Total distributions	—	—	—	—	(0.41)

Net asset value, end of period	$13.41	$11.56	$10.80	$8.63	$6.82

Total return [1]	16.00%	7.04%	25.14%	26.54%	(39.38% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,146	$76,346	$68,420	$50,107	$33,240

Ratio of total expenses to average net assets	1.01%	1.00%	1.01%	1.03%	1.02%

Ratio of net investment income (loss) to average net assets	1.27%	1.09%	1.26%	2.93%	2.30%

Portfolio turnover rate	85%	144%	180%	163%	86%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011	2010		2009
Net asset value, beginning of period	$10.01		$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	1.59		(0.35)	1.46		2.02		(3.21)

Total from investment operations	1.55		(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—	—		—		(0.10)
Net realized gains	—		—	—		—	(a)	(0.01)

Total distributions	—		—	—		—		(0.11)

Net asset value, end of period	$11.56		$10.01	$10.39		$8.96		$6.95

Total return [1]	15.48%		(3.66% )	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$41,234		$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [2]	0.33%		0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.35%		0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	24%		29%	28%		39%		21%	#

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011	2010		2009
Net asset value, beginning of period	$10.93		$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	1.53		(0.16)	1.44		2.09		(2.65)

Total from investment operations	1.49		(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—	—		—		(0.15)
Net realized gains	—		—	—		—	(a)	—	(a)

Total distributions	—		—	—		—		(0.15)

Net asset value, end of period	$12.42		$10.93	$11.13		$9.72		$7.64

Total return [1]	13.63%		(1.80% )	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$179,229		$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [2]	0.32%		0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.32%		0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	25%		30%	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$10.80		$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.22		0.10		1.20		1.64		(2.34)

Total from investment operations	1.18		0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		—		(0.19)
Net realized gains	—		—		—		—	(a)	—	(a)

Total distributions	—		—		—		—		(0.19)

Net asset value, end of period	$11.98		$10.80		$10.73		$9.56		$7.93

Total return [1]	10.93%		0.65%		12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$290,951		$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [2]	0.31%		0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.31%		0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	20%		26%		22%		30%		23%	#

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$10.96		$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.95		0.33		0.95		1.35		(1.74)

Total from investment operations	0.91		0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—		—	(a)	(0.24)
Net realized gains	—		—		—		—		(0.02)

Total distributions	—		—		—		—		(0.26)

Net asset value, end of period	$11.87		$10.96		$10.67		$9.75		$8.40

Total return [1]	8.30%		2.72%		9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,028		$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [2]	0.33%		0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.33%		0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	37%		30%		35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
	2012		2011		2010		2009
Net asset value, beginning of period	$11.13		$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.65		0.46		0.73		0.97	(1.17)

Total from investment operations	0.61		0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		—		— (a)	(0.28)
Net realized gains	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.01)	(0.28)

Net asset value, end of period	$11.74		$11.13		$10.71		$10.01	$9.05

Total return [1]	5.48%		3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,604		$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [2]	0.33%		0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [2]	0.33%		0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	44%		39%		46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Penn Series FOFs are the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing evaluation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these evaluation methods are generally categorized as level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Board of Directors. The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Independence Capital Management, Inc. (“ICMI” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted or suspended, or has not begun a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by a Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service. On December 31, 2012 and December 31, 2011, the Large Growth Stock Fund, Developed International Index Fund, International Equity Fund and Emerging Markets Equity Fund utilized fair value pricing for their foreign common stocks.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2012, if any, are shown as notes on the Schedule of Investments of the individual fund.

Level 3 items at December 31, 2012 consist of $429,019 of equities in the Large Growth Stock Fund which were not publically trading. The unobservable inputs used in valuing these securities include financial results of the company, the price/sales multiple of publically traded securities determined to be comparable, projections and discount amounts. The valuation technique employed consists of a sub-adviser valuation model which estimates an enterprise value based upon financial results, projections and price/sales multiples of comparable publically traded securities, as applicable and then applying a discount. Significant increases (decreases) in financial results, projections and the price/sales multiple would result in directionally similar changes to the fair value. Also, changes to the discounts would cause directionally opposite changes in the fair value.

New Accounting Pronouncements — In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-11, “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. This standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 requires reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. The expanded disclosures required by this guidance are included in Note 2. Adoption of this guidance did not have a material effect on the Funds’ financial position or results of operations.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2012 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2012, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

ICMI, a wholly owned subsidiary of Penn Mutual, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investments L.P.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

Fund	Sub-adviser
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investments L.P.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors U.S. LLC
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.01%. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by ICMI and its sub-adviser under its investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Value	1.14%
Limited Maturity Bond	0.90%	Small Cap Growth	1.15%
Quality Bond	0.90%	Small Cap Value	1.15%
High Yield Bond	0.90%	Small Cap Index	0.55%
Flexibly Managed	1.00%	Developed International
Balanced*	0.62%	Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation*	0.33%
Large Core Value	1.00%	Moderately Aggressive
Index 500	0.40%	Allocation*	0.33%
Mid Cap Growth	1.00%	Moderate Allocation*	0.33%
Mid Cap Value	1.00%	Moderately Conservative
Mid Core Value	1.25%	Allocation*	0.33%
SMID Cap Growth	1.05%	Conservative Allocation*	0.33%

*For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by ICMI and Penn Mutual and, if recaptured, would become payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or ICMI’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or ICMI to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Penn Mutual and ICMI may recover any administrative fees or advisory fees that were waived in the preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation.

As of December 31, 2012, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waived and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2013	December 31, 2014	December 31, 2015
Money Market Fund	$721	$128,050	$122,590
Mid Cap Growth Fund	2,541	1,514	2,695
Balanced Fund	36,499	33,707	22,964

During the year ended December 31, 2012, previously waived administrative and corporate services fees were recaptured by Penn Mutual. The recaptured fees are included in other expenses on the statement of operations and are as follows:

Mid Cap Growth Fund	$2,986

As of December 31, 2012, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2013	December 31, 2014	December 31, 2015
Money Market Fund	$234,908	$272,008	$262,764
Large Core Growth Fund	173,522	—	—
Large Core Value Fund	206,004	—	—
SMID Cap Growth Fund	36,023	20,314	23,866
SMID Cap Value Fund	47,247	48,883	49,667
Small Cap Value Fund	2,217	4,624	1,989
Small Cap Index Fund	157,501	97,702	54,153
Developed International Index Fund	282,565	257,004	302,369
Emerging Markets Equity Fund	448,789	115,934	33,809
Aggressive Allocation Fund	13,439	12,299	6,353
Moderately Conservative Allocation Fund	—	391	1,427
Conservative Allocation Fund	8,080	4,176	2,344

During the year ended December 31, 2012, previously waived advisory fees were recaptured by ICMI. The recaptured fees are included in other expenses on the statement of operations and are as follows:

Small Cap Value Fund	$11,125
Moderately Conservative Allocation Fund	9,245

Total fees of $227,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2012. Other than Penn Series’ Chief Compliance Officer, no person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the Adviser, sub-advisers, Administrator, accounting agent or any parent or subsidiary thereof.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2012 are as follows:

Money Market Fund	$6,905,716
Quality Bond Fund	9,401,462
High Yield Bond Fund	5,092,472
Flexibly Managed Fund	42,234,718
Large Growth Stock Fund	36,198,358
Index 500 Fund	20,795,219
Mid Cap Growth Fund	3,937,444
Mid Core Value Fund	3,197,843
SMID Cap Growth Fund	4,732,179
SMID Cap Value Fund	4,767,230
Small Cap Growth Fund	3,213,934
Small Cap Value Fund	6,667,032
International Equity Fund	21,825,760
Large Core Value	31,245,573
Emerging Markets Equity	3,890,167
Small Cap Index Fund	3,325,502
Developed International Index	3,421,535

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2012 were as follows:

Large Growth Stock Fund	$65
Mid Core Value Fund	303
Small Cap Value Fund	5,730
Emerging Markets Equity Fund	2,958

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2012, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$33,978,039	$28,018,852	$35,145,622	$24,142,230
Quality Bond Fund	71,489,871	109,950,844	67,027,765	51,635,026
High Yield Bond Fund	—	—	129,363,406	104,729,847
Flexibly Managed Fund	93,823,801	1,529,969	1,025,015,146	1,037,609,684
Balanced Fund	—	—	10,702,998	11,706,610
Large Growth Stock Fund	—	—	67,805,772	68,011,949
Large Cap Growth Fund	—	—	34,618,003	46,467,903
Large Core Growth Fund	—	—	111,710,091	122,577,872
Large Cap Value Fund	—	—	147,060,399	158,050,242
Large Core Value Fund	—	—	57,288,836	65,578,340
Index 500 Fund	—	—	15,827,951	12,445,444
Mid Cap Growth Fund	—	—	132,572,994	135,685,648
Mid Cap Value Fund	—	—	52,073,866	43,984,829
Mid Core Value Fund	—	—	45,298,089	57,451,555
SMID Cap Growth Fund	—	—	39,967,190	30,910,230

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
SMID Cap Value Fund	—	—	$25,413,512	$19,388,059
Small Cap Growth Fund	—	—	83,081,405	90,252,082
Small Cap Value Fund	—	—	82,937,819	92,590,296
Small Cap Index Fund	—	—	14,267,206	6,134,410
Developed International Index Fund	—	—	19,186,190	1,318,373
International Equity Fund	—	—	141,172,339	166,125,017
Emerging Markets Equity Fund	—	—	72,707,654	63,782,948
Real Estate Securities Fund	—	—	85,589,324	72,899,834
Aggressive Allocation Fund	—	—	16,184,375	8,360,317
Moderately Aggressive Allocation Fund	—	—	64,680,497	39,676,569
Moderate Allocation Fund	—	—	91,132,625	51,366,228
Moderately Conservative Allocation Fund	—	—	34,537,728	35,475,319
Conservative Allocation Fund	—	—	33,815,303	30,126,669

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2012, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2012, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(1,514,652)	$(199,100)	$1,713,752
Quality Bond Fund	(10,780,160)	(7,450,924)	18,231,084
High Yield Bond Fund	(10,296,037)	(102,419)	10,398,456
Flexibly Managed Fund	(29,690,432)	(117,067,291)	146,757,723
Balanced Fund	136,275	322,291	(458,566)
Large Growth Stock Fund	(60,815)	(225)	61,040
Large Cap Growth Fund	(20,386)	—	20,386
Large Core Growth	(181,137)	—	181,137
Large Cap Value Fund	(2,188,884)	(37,914)	2,226,798
Large Core Value Fund	(2,524,594)	—	2,524,594
Index 500 Fund	(5,657,305)	—	5,657,305
Mid Cap Growth Fund	129,521	(4,072,542)	3,943,021
Mid Cap Value Fund	(1,598,191)	(6,101,908)	7,700,099
Mid Core Value Fund	(426,502)	(1,629)	428,131
SMID Cap Growth Fund	157,280	(187,389)	30,109
SMID Cap Value Fund	(194,601)	(2,381,640)	2,576,241
Small Cap Growth Fund	745,209	—	(745,209)
Small Cap Value Fund	(2,296,543)	(6,811,820)	9,108,363
Small Cap Index Fund	(495,107)	(1,498,031)	1,993,138
Developed International Index Fund	(2,126,964)	(4,389)	2,131,353
International Equity Fund	(6,214,771)	29,940	6,184,831
Emerging Markets Equity Fund	(756,603)	293,594	463,009
Real Estate Securities Fund	(1,123,977)	(7,456,733)	8,580,710
Aggressive Allocation Fund	114,722	(313,407)	198,685
Moderately Aggressive Allocation Fund	493,987	(1,342,405)	848,418
Moderate Allocation Fund	812,609	(2,983,366)	2,170,757
Moderately Conservative Allocation Fund	313,208	(1,554,464)	1,241,256
Conservative Allocation Fund	222,597	(987,001)	764,404

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2012 and 2011 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2012	$14,219	—	—	$14,219
2011	14,798	—	—	14,798
Limited Maturity Bond Fund
2012	1,713,752	—	—	1,713,752
2011	2,024,945	$134,159	—	2,159,104

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Quality Bond Fund
2012	$11,799,258	$6,431,826	—	$18,231,084
2011	13,101,804	3,192,066	—	16,293,870
High Yield Bond Fund
2012	10,398,456	—	—	10,398,456
2011	10,521,444	—	—	10,521,444
Flexibly Managed Fund
2012	75,169,181	71,588,542	—	146,757,723
2011	26,051,118	22,857,755	—	48,908,873
Balanced Fund
2012	1,229,018	—	—	1,229,018
2011	1,260,675	—	—	1,260,675
Large Growth Stock Fund
2012	61,040	—	—	61,040
2011	—	—	—	—
Large Cap Growth Fund
2012	20,386	—	—	20,386
2011	—	—	—	—
Large Core Growth Fund
2012	181,137	—	—	181,137
2011	—	—	—	—
Large Cap Value Fund
2012	2,226,798	—	—	2,226,798
2011	2,098,299	—	—	2,098,299
Large Core Value Fund
2012	2,524,594	—	—	2,524,594
2011	2,256,740	—	—	2,256,740
Index 500 Fund
2012	5,657,305	—	—	5,657,305
2011	4,531,215	—	—	4,531,215
Mid Cap Growth Fund
2012	—	4,072,542	—	4,072,542
2011	—	2,928,178	—	2,928,178
Mid Cap Value Fund
2012	6,866,376	833,723	—	7,700,099
2011	772,569	2,729,015	—	3,501,584
Mid Core Value Fund
2012	426,502	1,629	—	428,131
2011	152,960	—	—	152,960
SMID Cap Growth Fund
2012	—	187,389	—	187,389
2011	397,132	4,106,598	—	4,503,730
SMID Cap Value Fund
2012	1,335,452	1,240,789	—	2,576,241
2011	500,512	2,620,671	—	3,121,183
Small Cap Growth Fund
2012	—	—	—	—
2011	—	2,064,310	—	2,064,310

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Small Cap Value Fund
2012	$2,296,543	$6,811,820	—	$9,108,363
2011	815,724	—	—	815,724
Small Cap Index Fund
2012	743,524	1,249,614	—	1,993,138
2011	482,738	1,240,706	—	1,723,444
Developed International Index Fund
2012	2,131,353	—	—	2,131,353
2011	1,660,677	—	—	1,660,677
International Equity Fund
2012	6,184,831	—	—	6,184,831
2011	1,245,118	—	—	1,245,118
Emerging Markets Equity Fund
2012	463,009	—	—	463,009
2011	186,842	—	—	186,842
Real Estate Securities Fund
2012	4,388,925	$4,191,785	—	8,580,710
2011	801,373	—	—	801,373
Aggressive Allocation Fund
2012	753,119	520,308	—	1,273,427
2011	198,066	476,564	—	674,630
Moderately Aggressive Allocation Fund
2012	3,387,195	2,294,973	—	5,682,168
2011	1,471,131	1,651,478	—	3,122,609
Moderate Allocation Fund
2012	6,792,268	3,475,273	—	10,267,541
2011	3,373,611	3,649,676	—	7,023,287
Moderately Conservative Allocation Fund
2012	2,705,745	1,222,922	—	3,928,667
2011	1,697,592	1,157,199	—	2,854,791
Conservative Allocation Fund
2012	1,785,772	864,602	—	2,650,374
2011	1,245,830	438,176	—	1,684,006

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	$(6,501,426)	$(6,501,426)
Balanced Fund	(228,030)	(228,030)
Large Growth Stock Fund	(12,851,437)	(12,851,437)
Large Cap Growth Fund	(125,931)	(125,931)
Large Core Growth Fund	(21,974,043)	(21,974,043)
Large Cap Value Fund	(21,369,689)	(21,369,689)

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Large Core Value Fund	$(31,072,875)	$(31,072,875)
Index 500 Fund	(15,505,881)	(15,505,881)
Small Cap Growth Fund	(557,059)	(557,059)
Developed International Index Fund	(477,762)	(477,762)
International Equity Fund	(40,825,879)	(40,825,879)
Emerging Markets Equity Fund	(7,807,157)	(7,807,157)

Capital loss carryforwards:

At December 31, 2012, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—	—	$1,410,298	$5,091,128	—	$6,501,426
Balanced Fund	—	—	—	—	225,811	$2,219	228,030
Large Growth Stock Fund	—	—	—	—	12,851,437	—	12,851,437
Large Cap Growth Fund	—	—	—	—	125,931	—	125,931
Large Core Growth Fund	—	—	—	—	21,974,043	—	21,974,043
Large Cap Value Fund	—	—	—	—	21,369,689	—	21,369,689
Large Core Value Fund	—	—	—	2,509,138	28,563,737	—	31,072,875
Index 500 Fund	$3,721,649	$1,916,180	$187,860	4,110,871	2,801,580	2,767,741	15,505,881
International Equity Fund	—	—	—	—	34,153,862	6,672,017	40,825,879
Emerging Markets Equity Fund	—	—	—	—	7,807,157	—	7,807,157

At December 31, 2012, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Small Cap Growth Fund	—	$557,059
Developed International Index Fund	—	477,762

During the year ended December 31, 2012, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$1,391,950
Balanced Fund	804,665
Large Growth Stock Fund	8,575,362
Large Cap Growth Fund	3,030,298
Large Core Growth Fund	9,171,270
Large Cap Value Fund	4,100,150
Large Core Value Fund	5,625,687
Index 500 Fund	1,308,154
Mid Core Value Fund	6,542,618
Small Cap Value Fund Developed International Index Fund	6,892,903 23,414
International Equity Fund	32,859,631

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

Emerging Markets Equity Fund Real Estate Securities Fund	$651,300 372,165

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2013:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Quality Bond Fund	—	$54,103
High Yield Bond Fund	$176,805	—
Large Growth Stock Fund	922	47,258
Large Cap Growth Fund	—	176,065
Large Core Growth Fund	—	385,682
Large Cap Value Fund	—	200,444
Mid Core Value Fund	—	45,770
SMID Cap Growth Fund	—	16,574
SMID Cap Value Fund	—	125,972
Small Cap Growth Fund	—	1,312,448
Small Cap Value Fund	—	68,554
Developed International Index Fund	—	79,447
International Equity Fund	—	143,058
Emerging Markets Equity Fund	72,753	190,139

Tax cost of securities:

At December 31, 2012, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2012 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$145,965,085	—	—	—
Limited Maturity Bond	198,001,112	$2,504,106	$(144,948)	$2,359,158
Quality Bond Fund	532,143,838	32,636,759	(1,114,952)	31,521,807
High Yield Bond Fund	169,515,816	9,947,995	(1,203,094)	8,744,901
Flexibly Managed Fund	1,776,201,422	258,149,878	(14,723,086)	243,426,792
Balanced Fund	57,563,586	17,718,546	(3,833,917)	13,884,629
Large Growth Stock Fund	150,605,714	61,322,567	(1,871,060)	59,451,507
Large Cap Growth Fund	26,251,450	3,821,777	(535,955)	3,285,822
Large Core Growth Fund	82,216,531	23,971,253	(658,468)	23,312,785
Large Cap Value Fund	155,968,739	16,571,107	(5,183,364)	11,387,743
Large Core Value Fund	125,132,083	33,840,529	(1,212,649)	32,627,880
Index 500 Fund	262,140,362	87,189,162	(39,568,635)	47,620,527
Mid Cap Growth Fund	90,876,485	12,002,191	(2,600,317)	9,401,874
Mid Cap Value Fund	117,224,539	12,803,478	(5,241,787)	7,561,691
Mid Core Value Fund	50,410,706	7,577,806	(597,916)	6,979,890
SMID Cap Growth Fund	36,628,922	5,428,452	(1,075,155)	4,353,297
SMID Cap Value Fund	38,677,320	6,428,519	(942,483)	5,486,036
Small Cap Growth Fund	74,648,472	10,789,084	(8,311,170)	2,477,914
Small Cap Value Fund	149,785,846	31,860,609	(4,975,008)	26,885,601
Small Cap Index Fund	36,381,744	8,822,989	(2,727,904)	6,095,085

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Developed International Index Fund	$83,942,578	$13,470,586	$(5,985,864)	$7,484,722
International Equity Fund	271,619,064	84,420,228	(5,483,327)	78,936,901
Emerging Markets Equity Fund	127,828,288	33,945,864	(6,825,249)	27,120,615
Real Estate Securities Fund	92,434,735	8,376,381	(1,897,618)	6,478,763
Aggressive Allocation Fund	31,961,794	9,490,773	(356,218)	9,134,555
Moderately Aggressive Fund	141,260,309	40,505,472	(2,159,559)	38,346,413
Moderate Allocation Fund	237,863,592	55,428,435	(1,689,586)	53,738,849
Moderately Conservative Allocation Fund	79,747,100	17,356,470	(746,450)	16,610,020
Conservative Allocation Fund	62,007,032	9,416,507	(446,012)	8,970,495

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2012. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2012 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/15/2013	111	50	$1,420	$(6,954)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/15/2013	17	100	847	41,247
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/15/2013	26	50	1,620	45,321

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of December 31, 2012 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Large Cap Value Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2012 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2011	68,601	$11,499,155
Options written	92,347	16,391,355
Options repurchased	(96,036)	(17,595,506)
Options expired	(21,510)	(3,171,841)

Options outstanding at December 31, 2012	43,402	$7,123,163

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2012 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2012 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Euro	Pershing	03/11/2013	$(102,331)	0.75714	$(132,551)	$(135,155)	$(2,604)
Buy	Euro	Deutsche Bank	03/11/2013	(62,017)	0.75714	(81,704)	(81,910)	(206)
Buy	Euro	Pershing	03/11/2013	(6,742,608)	0.75714	(8,747,117)	(8,905,424)	(158,307)
Sell	Pounds Sterling	Pershing	01/10/2013	(105,500)	0.61561	(168,712)	(171,375)	(2,663)
Sell	Swiss Francs	Pershing	02/14/2013	(327,431)	0.91385	(346,338)	(358,299)	(11,961)

	Total							$(175,741)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at December 31, 2012 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Japanese Yen	UBS	01/24/2013	$(14,486,207)	86.61728	$(167,564)	$(167,244)	$320
Sell	Japanese Yen	UBS	01/24/2013	(55,491,716)	86.61728	(393,664)	(382,396)	11,268

	Total							$11,588

The total market value of forward foreign currency contracts held in the High Yield Bond and Emerging Markets Equity Funds as of December 31, 2012 are classified as Level 2.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2012:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2012:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign currency contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	—	—	$175,741
Flexibly Managed Fund	$ 855	—	$7,131,900	—
Index 500 Fund	—	—	6,954	—
Small Cap Index Fund	41,247	—	—	—
Developed International Index Fund	45,321	—	—	—
Emerging Markets Equity Fund	—	$11,588	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts
High Yield Bond Fund	—	$165,319
Flexibly Managed Fund	$3,124,180	184,151
Large Cap Value Fund	(647,531)	—
Index 500 Fund	803,450	—
Small Cap Index Fund	133,346	—
Developed International Index Fund	513,145	—
Emerging Markets Equity Fund	—	(22,846)

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts
High Yield Bond Fund	—	$(345,393)
Flexibly Managed Fund	$(2,635,101)	—
Index 500 Fund	(5,615)	—
Small Cap Index Fund	26,983	—
Developed International Index Fund	16,846	—
Emerging Markets Equity Fund	—	11,588

*	includes purchased options
**	includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2012. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(6,164,637)	—	—	—
Flexibly Managed Fund	(283,972)	—	$19,561	$(10,058,745)
Index 500 Fund	—	$5,801,654	—	—
Large Cap Value Fund	—	—	72,844	—
Small Cap Index Fund	—	1,146,183	—	—
Developed International Index Fund	—	2,822,463	—	—
Emerging Markets Equity Fund	(454,084)	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2012

10 — PENDING LEGAL MATTERS

Penn Series has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Company, et al. v. Dennis J. FitzSimons, et al. (In re Tribune Co.), Case No. 12-cv-02652-WHP (S.D.N.Y.), as a result of the Penn Series Index 500 Fund’s ownership of shares in the Tribune Company (“Tribune”) in 2007. The plaintiff in this action is seeking recoveries on behalf of certain Tribune creditors based on its assertions that the leveraged buy-out rendered Tribune insolvent, that there was no consideration for the redemptions, and therefore the redemptions are voidable as an intentional fraudulent transfer. The lawsuit does not allege any wrongdoing on the part of Penn Series or the Index 500 Fund. The value of the proceeds received by the Index 500 Fund was just in excess of $50,000. At this stage in the proceedings, Penn Series is not able to assess with any reasonable certainty the probable outcomes of the pending lawsuit or the effect, if any, on the Index 500 Fund’s net asset value.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 21, 2013

Penn Series Funds, Inc.

December 31, 2012

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2012 as capital gain dividends:

Fund	Long-Term Capital Gain
Quality Bond Fund	$6,431,826
Flexibly Managed Fund	71,588,542
Mid Cap Growth Fund	4,072,542
Mid Cap Value Fund	833,723
Mid Core Value Fund	1,629
SMID Cap Growth Fund	187,389
SMID Cap Value Fund	1,240,789
Small Cap Value Fund	6,811,820
Small Cap Index Fund	1,249,614
Real Estate Securities Fund	4,191,785
Aggressive Allocation Fund	520,308
Moderately Aggressive Allocation Fund	2,294,973
Moderate Allocation Fund	3,475,273
Moderately Conservative Allocation Fund	1,222,922
Conservative Allocation Fund	864,602

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2012 as being eligible for the dividends received deduction available to corporate shareholders:

High Yield Bond Fund	0.85%
Flexibly Managed Fund	22.68%
Balanced	62.98%
Large Growth Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	100.00%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	100.00%
Mid Cap Value Fund	32.16%
Mid Core Value Fund	100.00%
SMID Cap Value Fund	30.23%
Small Cap Value Fund	100.00%
Small Cap Index Fund	61.69%
Developed International Index Fund	0.04%
International Equity Fund	12.71%
Emerging Markets Equity Fund	9.77%
Real Estate Securities Fund	1.82%
Aggressive Allocation Fund	34.46%
Moderately Aggressive Allocation Fund	29.57%
Moderate Allocation Fund	18.94%
Moderately Conservative Allocation Fund	11.53%
Conservative Allocation Fund	8.09%

Penn Series Funds, Inc.

December 31, 2012

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 19, 2012. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Funds’ website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies for the most recent twelve-month period ended June 30, 2012 is available on the Funds’ website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

PENN SERIES FUND MANAGEMENT (Unaudited)

As of December 31, 2012

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS
Eugene Bay (born 1937)* Director	Indefinite; 20 years served.	Retired, (2010 to Present); President, Colgate Rochester Crozer Divinity School (January 2006 – 2010).	29	Director, Senior Resources Association; Director, Partners for Sacred Places; Trustee Emeritus, The College of Wooster.

David B. Pudlin (born 1949)*† Director	Indefinite; 4 years served.	President & CEO of Hangley Aronchick Segal Pudlin & Schiller, (law firm) Philadelphia PA. (1994 – Present).	29	Director, Hangley Aronchick Segal Pudlin & Schiller; Director, Anti-Defamation League; Director, Mural Arts Advocates; Director, Maccabi USA/Sports for Israel

Rebecca C. Matthias (born 1953)* Director	Indefinite; 2 years served.	Retired. President, Destination Maternity Corporation (clothing) (1982 – September 2010).	29	Director, CSS Industries.

Archie C. MacKinlay (born 1955)* Director	Indefinite 2 years served.	Professor of Finance, Wharton School, University of Pennsylvania (July 1984 – Present).	29	None.

INTERESTED DIRECTORS
Eileen C. McDonnell (born 1962) 600 Dresher Road Horsham, PA 19044 Chairman of the Board	Indefinite; 2 years served.	CEO (2011 - Present), President (2010 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), The Penn Mutual Life Insurance Company; Professor, The American College (2007 – 2008).	29	Trustee, The Penn Mutual Life Insurance Company; Director, American Council of Life Insurers; Director, Insurance Federation of Pennsylvania.

OFFICERS
Peter M. Sherman (born 1952) 600 Dresher Road Horsham, PA 19044 President	One year; 11 years served.	Executive Vice President and Chief Investment Officer (1996 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Robert DellaCroce (born 1963) 600 Dresher Road Horsham PA 19044 Treasurer	One year; 4 years served.	Assistant Vice President, The Penn Mutual Life Insurance Company (2009 – Present); Unit Leader, SEI Investments Operations (15 years).	N/A	N/A

Rodney L. Ruehle (born 1968) Beacon Hill Fund Services, Inc. 4041 N. High Street Suite 402 Columbus, Ohio 43214 Chief Compliance Officer	One year; 10 months served.	Director, Beacon Hill Fund Services, Inc. (2008 – Present); Director, CCO Services Group, Citi Fund Services, Inc. (12 years)	N/A	N/A

James G. Murray (born 1953) 600 Dresher Road Horsham, PA 19044 Tax Director	One year; 2 months served.	Tax Director (1998 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

John Heiple (born 1973) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 9 years served.	Supervisor, Variable Products Financial Reporting (2003 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Patricia M. Chiarlanza (born 1965) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 11 years served.	Assistant Treasurer (2001 – Present), The Penn Mutual Life Insurance Company.	N/A	N/A

Franklin L. Best, Jr. (born 1945) 600 Dresher Road Horsham, PA 19044 Secretary	One year; 2 months served.	Vice President, General Counsel, Insurance Operations, and Corporate Secretary. (2011 – present) Managing Corporate Counsel and Secretary (2004 – 2011), The Penn Mutual Life Insurance Company.	N/A	N/A

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
†	Mr. Pudlin’s wife has been nominated to serve as a member of the Board of Trustees of The Penn Mutual Life Insurance Co. (“Penn Mutual”). Penn Mutual is the parent company of Independence Capital Management, Inc., the investment adviser to the Funds. If Mr. Pudlin’s wife is elected to the Penn Mutual Board of Trustees, Mr. Pudlin will be treated as an interested Director of the Funds’ Board of Directors.

Additional information about the Funds’ Directors is available in the Funds’ Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2013 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6029 02/13

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$425,000	$415,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.” Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)		Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman President
Date:	March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman President
Date:	March 7, 2013

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce Treasurer
Date:	March 7, 2013